As filed with the Securities and Exchange Commission on April 25, 2013
Commission File Nos.  333-118131
811-09933

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 17	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 47	[X]

JACKSON NATIONAL SEPARATE ACCOUNT IV
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1 Corporate Way, Lansing, Michigan 48951
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Thomas J. Meyer, Esq., Senior Vice President, Secretary and General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Frank J. Julian, Esq., Assistant Vice President, Legal
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 29, 2013 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Variable Life Insurance contracts

ULTIMATE INVESTOR® VUL

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE
issued by
JACKSON NATIONAL LIFE INSURANCE COMPANY®
through
JACKSON NATIONAL SEPARATE ACCOUNT IV
1 Corporate Way
Lansing, Michigan 48951

Jackson® Service Center	IMG Service Center
P.O. Box 30502	P.O. Box 30386
Lansing, Michigan 48909- 8002	Lansing, Michigan 48909- 7886
1-800- 644-4565	1-800-777-7779

Jackson National Life Insurance Company (Jackson®) is offering the individual flexible premium adjustable variable life insurance policy described in this prospectus.  The policy provides insurance coverage on the life of one Insured.  Please read this prospectus carefully before investing and keep it for future reference.  Consult your sales representative and tax adviser to be sure this policy is right for you.

We do not guarantee a minimum Accumulated Value on amounts allocated to the Investment Divisions and, therefore, the policy does not have a guaranteed minimum Accumulated Value.  The portion of your Accumulated Value in the Separate Account will vary depending on the investment performance of the Investment Divisions to which you allocate your premium.  You bear the entire investment risk on amounts allocated to the Investment Divisions.  The investment policies and risks of each Underlying Mutual Fund are described in the accompanying prospectuses for the JNL® Series Trust and JNL Variable Fund LLC and its Underlying Mutual Funds.  The Accumulated Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

Not all terms, conditions, benefits, programs, features, and investment options may be available or approved in every state.  Please understand that the policy terms will govern the way the policy works and all rights and obligations.

Individual flexible premium adjustable variable life insurance policies involve risks, including possible loss of principal.  They are not deposits of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

It may not be advantageous for you to purchase variable life insurance to replace your existing insurance coverage or to purchase additional variable life insurance if you already own a variable life insurance policy.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.  Jackson does not authorize any information or representations regarding the offering described in this prospectus other than as based in this prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Date Of This Prospectus Is April 29 , 2013

(This page intentionally left blank.)

Purpose and Amount of Charges	41

Capitalized terms used in this prospectus are defined where first used or in the Glossary of Terms beginning on page 51 of this prospectus.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.  The first table (and footnotes) describes the fees and expenses that you pay at the time that you buy or surrender the policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted 1

Cumulative Premiums
Sales Charge	When premium is allocated	4.5% on $100,000 or less 3.5% on $100,001 - $250,000 2.5% on $250,001 - $500,000 2% on $500,001 or more of each premium in all years 1-10 2
Premium Tax Charge	When premium is allocated	2.5% of each premium 3
Federal (DAC) Tax Charge	When premium is allocated	1.5% of each premium 4
Transfer Charge 5	Each transfer in excess of 15 in any Policy Year	$25 per transfer
Illustration Charge 6	Each in-force illustration in excess of one in any Policy Year	$25 per illustration
Re-Underwriting Fee	If a transaction under your policy requires underwriting approval after the Commencement Date	$25 per transaction
Partial Surrender Fee	When you make a partial surrender	$25 per partial surrender
Expedited Delivery Charge 7	When you request expedited delivery of surrender, partial surrender or loan proceeds	$20 for wire transfers $10 for overnight delivery $22.50 for Saturday delivery

1	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 38 for more information about these charges and our current charges.

2	After your tenth Policy Year, there is no sales charge. In fully surrendering the policy (but not in connection with a 1035 exchange), you may be entitled to a partial return of the sales charge that you paid: during the first Policy Year – up to 3% on your aggregate premium payments; and during the second Policy Year – up to 2.5% on your aggregate premium payments. There is no return of sales charge in subsequent Policy Years.

3	For state and local taxes. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

4	Estimated federal income tax treatment of our deferred acquisition costs. We reserve the right to increase or decrease this charge due to any change in tax law.

5	There are no transfer charges on dollar cost averaging and automatic asset rebalancing.

6	This charge is not deducted from your Accumulated Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.

7	This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds. We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

1

The second table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the Underlying Mutual Fund fees and expenses.

PERIODIC CHARGES

Charge	When Charge is Deducted	Amount Deducted 8

Cost of Insurance Charge (per $1,000 Net Amount at Risk) 9	Monthly
Maximum and Minimum COI Charge:		Maximum: $83.33 per $1,000 Minimum: $0.015 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)

COI Charge for a 45-year-old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)

Policy Fee	Monthly	$10 per month during Policy Years 1-10 and $8 per month thereafter
Administrative Charge 10	Monthly
Maximum: $0.30
Minimum: $0.05
per month per $1,000 of initial Specified Death Benefit (or increase in Specified Death Benefit) for 15 years from the date of issue or increase, as applicable

$0.01 per month per $1,000 of Specified Death Benefit thereafter

Administrative Charge for a 45 year old		$0.05 per month per $1,000 during Policy Years 1-15, and $0.01 per month per $1,000 thereafter
Asset Based Risk Charge 11	Daily	1.00% (on an annual basis) in all Years
Policy Loan Interest Rate 12	Annually (accrues daily)	4%
Tax Charge 13	Daily	Currently: None

8	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 38 for more information about these charges and our current charges.

9
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  A flat extra charge may apply, which would cover any additional risk with your policy.  We determine the cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rates shown in your policy.  Our current cost of insurance charge also varies depending on the Specified Death Benefit of the Policy.  For more information about the calculation of the cost of insurance charges, see “Cost of Insurance Charge” on page 39.

See “Cost of Insurance Charge” on page 39 for a description of how the Net Amount at Risk is determined.

The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

10	The administrative charge is based on your age on the Issue Date and your Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

Issue Age	$ Per $1,000	Issue Age	$ Per $1,000
0-49	0.050	80-85	0.200
50-54	0.055	86	0.220
55-59	0.060	87	0.240
60-64	0.070	88	0.260
65-69	0.085	89	0.280
70-74	0.095	90	0.300

Thereafter, the administrative charge is $0.01 per $1,000 of your first $2 million of Specified Death Benefit, regardless of your age on the Issue Date.  The minimum and maximum administrative amounts are for a representative Owner and may not be representative of your policy's administrative charge.

2

11
This is the maximum guaranteed Asset Based Risk Charge.  The Asset Based Risk Charge, on the value of your Investment Divisions allocations, decreases over time, currently: 0.85% per annum through your tenth Policy Year; and 0.05% per annum thereafter through your 20th Policy Year.  There is no Asset –Based Risk Charge in subsequent Policy years.  For information regarding our current charges, see “Asset Based Risk Charge” on page 39.  Policies applied for before October 6, 2008 referred to this charge as the mortality and expense risk charge.

12
A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years and 3% thereafter.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%.  (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

13
We currently do not deduct a separate charge against the Separate Account for income taxes.  In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

Currently, we are offering the following optional riders.  The charges for the rider you select are deducted monthly from your Accumulated Value as part of the Monthly Deduction.  You may not be eligible for all optional Riders shown below.  The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 31.

OPTIONAL RIDER CHARGES

Optional Benefit	When Charge is Deducted	Amount Deducted 14

Terminal Illness Benefit Rider 15	No Charge	None

Guaranteed Death Benefit (GDB) Rider 15	No Charge	None

Overloan Protection Benefit Rider 15	No Charge	None

Waiver of Monthly Deductions	Monthly	Maximum: $36.00 per $100 of Monthly Deduction Minimum: $3.00 per $100 of Monthly Deduction

Waiver of Specified Premium	Monthly	Maximum: $0.11 per $1 of Monthly Specified Premium Minimum: $0.03 per $1 of Monthly Specified Premium

Other Insured Term Insurance Rider (per $1,000 of Rider Coverage) 16 Maximum and Minimum COI Charge	Monthly	Maximum: $83.33 per $1,000 Minimum: $0.015 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)
COI Charge for a 45 year old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)

Monthly Administrative Charge	Monthly	$0.07 per $1,000 of Death Benefit (charged only in year 1)

Protector Term Insurance Rider (No longer offered as of November 3, 2008) Maximum and Maximum Cost of Insurance Charge (per $1,000 of Rider Coverage) 16	Monthly	Maximum: $71.86 per $1,000 Minimum: $0.04 per $1,000
Cost of Insurance Charge for a 45 year old Male Preferred Nonsmoker (30 year term)16		$0.31 per $1,000

3

Optional Benefit	When Charge is Deducted	Amount Deducted 14

Child Insurance Rider	Monthly	$2.08 per $5,000 of coverage ($25 on an annual basis)

14	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 38 for more information about these charges and our current charges.

15	There is no additional cost for this rider, which is added automatically to a qualifying policy at the time of application (in states where available).

16
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in the your policy.  Our current cost of insurance charge also varies depending on the rider death benefit.  The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

The following table describes Underlying Mutual Fund fees and expenses that you will pay periodically during the time that you own the policy.  The table shows the minimum and maximum fees and expenses charged by any of the Underlying Mutual Funds.  More detail concerning each Underlying Mutual Fund's fees and expenses is contained in the prospectus for each Underlying Mutual Fund.

CHARGES ASSESSED
AGAINST THE UNDERLYING MUTUAL FUNDS

	Maximum	Minimum
Total Annual Underlying Mutual Fund Operating Expenses 17 (expenses that are deducted from Underlying Mutual Fund assets, including management and administrative fees, 12b-1 service fees and other expenses)	2. 22%	0.37%

17
The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2012 for the Underlying Mutual Funds in which the Separate Account invests.

The Underlying Mutual Funds' expenses are assessed at the Underlying Mutual Fund level and are not direct charges against the Investment Division or the Accumulated Value.  These expenses are taken into account in computing each Underlying Mutual Fund's per share net asset value, which in turn is used to compute the corresponding Investment Division's Accumulated Value.

Each Investment Division purchases shares of the corresponding Underlying Mutual Fund at net asset value.  The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Underlying Mutual Fund.  The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year.  Each Investment Division invests in Class B shares of the Underlying Mutual Fund.  For each Investment Division, the fees and expenses of the Underlying Mutual Fund shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.

The figures in the following table show expense ratios for the individual Underlying Mutual Funds for the year ended December 31, 2012 , except where otherwise noted.

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Underlying Mutual Fund Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Underlying Mutual Fund Expenses
JNL/American Funds ® Blue Chip Income and Growth	1.26% A	0.00% A	0.02% A	0.00%	1.28% A	0.45% B	0.83% A,B
JNL/American Funds Global Bond	1.38% A	0.00% A	0.03% A	0.00%	1.41% A	0.55% B	0.86% A,B
JNL/American Funds Global Small Capitalization	1.61% A	0.00% A	0.04% A	0.00%	1.65% A	0.60% B	1.05% A,B
JNL/American Funds Growth-Income	1.12% A	0.00% A	0.02% A	0.00%	1.14% A	0.40% B	0.74% A,B
JNL/American Funds International	1.50% A	0.00% A	0.04% A	0.00%	1.54% A	0.55% B	0.99% A,B
JNL/American Funds New World	1.94% A	0.00% A	0.05% A	0.00%	1.99% A	0.80% B	1.19% A,B
JNL/DFA U.S. Core Equity	0.72%	0.00%	0.00%	0.01%	0.73%	0.12% C	0.61%
JNL/Mellon Capital Global Alpha	1.15%	0.00%	0.00%	0.03%	1.18%	0.00% C	1.18%

4

JNL/ T. Rowe Price Value	0.72%	0.00%	0.01%	0.00%	0.73%	0.01% C	0.72%
JNL/WMC Money Market	0.36%	0.00%	0.01%	0.00%	0.37%	0.12% D	0.25% D

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee	Distribution and/or Service (12 b-1) Fees	Acquired Fund Fees and Expenses	Other Expenses	Total Annual Fund Operating Expenses
JNL/BlackRock Commodity Securities Strategy	0.77%	0.00%	0.01%	0.01%	0.79%
JNL/BlackRock Global Allocation	0.89%	0.00%	0.01%	0.01%	0.91%
JNL/Brookfield Global Infrastructure	0.95%	0.00%	0.01%	0.00%	0.96%
JNL/Capital Guardian Global Balanced	0.80%	0.00%	0.01%	0.01%	0.82%
JNL/Capital Guardian Global Diversified Research	0.87%	0.00%	0.01%	0.01%	0.89%
JNL/Eagle SmallCap Equity	0.78%	0.00%	0.00%	0.00%	0.78%
JNL/Eastspring Investments Asia ex-Japan	1.05%	0.00%	0.00%	0.02%	1.07%
JNL/Eastspring Investments China-India	1.10%	0.00%	0.00%	0.01%	1.11%
JNL/Franklin Templeton Global Growth	0.84%	0.00%	0.01%	0.01%	0.86%
JNL/Franklin Templeton Global Multisector Bond	0.90%	0.00%	0.03%	0.00%	0.93%
JNL/Franklin Templeton Income	0.73%	0.00%	0.02%	0.01%	0.76%
JNL/Franklin Templeton International Small Cap Growth	1.10%	0.00%	0.01%	0.00%	1.11%
JNL/Franklin Templeton Mutual Shares	0.83%	0.00%	0.02%	0.01%	0.86%
JNL/Franklin Templeton Small Cap Value	0.90%	0.00%	0.02%	0.00%	0.92%
JNL/Goldman Sachs Core Plus Bond	0.67%	0.00%	0.03%	0.01%	0.71%
JNL/Goldman Sachs Emerging Markets Debt	0.86%	0.00%	0.01%	0.01%	0.88%
JNL/Goldman Sachs Mid Cap Value	0.81%	0.00%	0.01%	0.00%	0.82%
JNL/Goldman Sachs U.S. Equity Flex	0.95%	0.00%	0.01%	0.98%	1.94%
JNL/Invesco Global Real Estate	0.85%	0.00%	0.00%	0.01%	0.86%
JNL/Invesco International Growth	0.80%	0.00%	0.02%	0.00%	0.82%
JNL/Invesco Large Cap Growth	0.76%	0.00%	0.01%	0.00%	0.77%
JNL/Invesco Small Cap Growth	0.95%	0.00%	0.01%	0.00%	0.96%
JNL/Ivy Asset Strategy	1.01%	0.00%	0.01%	0.00%	1.02%
JNL/JPMorgan International Value	0.80%	0.00%	0.00%	0.01%	0.81%
JNL/JPMorgan MidCap Growth	0.77%	0.00%	0.01%	0.00%	0.78%
JNL/JPMorgan U.S. Government & Quality Bond	0.48%	0.00%	0.01%	0.00%	0.49%
JNL/Lazard Emerging Markets	1.02%	0.00%	0.00%	0.00%	1.02%
JNL/Lazard Mid Cap Equity	0.81%	0.00%	0.01%	0.00%	0.82%
JNL/M&G Global Basics	1.00%	0.00%	0.00%	0.00%	1.00%
JNL/M&G Global Leaders	1.00%	0.00%	0.00%	0.00%	1.00%
JNL/Mellon Capital Emerging Markets Index	0.55%	0.00%	0.01%	0.04%	0.60%
JNL/Mellon Capital European 30	0.57%	0.00%	0.00%	0.00%	0.57%
JNL/Mellon Capital Pacific Rim 30	0.54%	0.00%	0.00%	0.01%	0.55%
JNL/Mellon Capital S&P 500 Index	0.35%	0.00%	0.01%	0.03%	0.39%
JNL/Mellon Capital S&P 400 MidCap Index	0.37%	0.00%	0.01%	0.02%	0.40%
JNL/Mellon Capital Small Cap Index	0.36%	0.00%	0.00%	0.02%	0.38%
JNL/Mellon Capital International Index	0.41%	0.00%	0.00%	0.04%	0.45%
JNL/Mellon Capital Bond Index	0.36%	0.00%	0.01%	0.00%	0.37%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index	0.48%	0.00%	0.00%	0.02%	0.50%
JNL/Morgan Stanley Mid Cap Growth	0.90%	0.00%	0.02%	0.01%	0.93%
JNL/Neuberger Berman Strategic Income	0.75%	0.00%	0.06%	0.00%	0.81%
JNL/Oppenheimer Global Growth	0.80%	0.00%	0.00%	0.01%	0.81%
JNL/PIMCO Real Return	0.58%	0.00%	0.00%	0.07%	0.65%
JNL/PIMCO Total Return Bond	0.60%	0.00%	0.00%	0.00%	0.60%
JNL/PPM America High Yield Bond	0.54%	0.00%	0.01%	0.00%	0.55%
JNL/PPM America Mid Cap Value	0.85%	0.00%	0.00%	0.01%	0.86%
JNL/PPM America Small Cap Value	0.85%	0.00%	0.00%	0.01%	0.86%
JNL/PPM America Value Equity	0.65%	0.00%	0.00%	0.01%	0.66%
JNL/Red Rocks Listed Private Equity	0.97%	0.00%	1.25%	0.00%	2.22%
JNL/T. Rowe Price Established Growth	0.66%	0.00%	0.00%	0.01%	0.67%
JNL/T. Rowe Price Mid-Cap Growth	0.80%	0.00%	0.00%	0.01%	0.81%
JNL/T. Rowe Price Short-Term Bond	0.51%	0.00%	0.00%	0.00%	0.51%
JNL/UBS Large Cap Select Growth	0.77%	0.00%	0.01%	0.00%	0.78%
JNL/WMC Balanced	0.54%	0.00%	0.01%	0.00%	0.55%
JNL/WMC Value	0.58%	0.00%	0.00%	0.00%	0.58%
JNL/S&P Competitive Advantage	0.49%	0.00%	0.00%	0.00%	0.49%
JNL/S&P Dividend Income & Growth	0.47%	0.00%	0.00%	0.00%	0.47%

5

JNL/S&P Intrinsic Value	0.49%	0.00%	0.00%	0.00%	0.49%
JNL/S&P Total Yield	0.50%	0.00%	0.00%	0.00%	0.50%
JNL/Mellon Capital Nasdaq ® 25	0.44%	0.00%	0.00%	0.05%	0.49%
JNL/Mellon Capital Value Line ® 30	0.44%	0.00%	0.00%	0.10%	0.54%
JNL/Mellon Capital Dow SM Dividend	0.44%	0.00%	0.00%	0.03%	0.47%
JNL/Mellon Capital S&P ® 24	0.44%	0.00%	0.00%	0.02%	0.46%
JNL/Mellon Capital 25	0.44%	0.00%	0.00%	0.00%	0.44%
JNL/Mellon Capital Select Small-Cap	0.45%	0.00%	0.00%	0.00%	0.45%
JNL/Mellon Capital JNL 5	0.42%	0.00%	0.00%	0.02%	0.44%
JNL/Mellon Capital VIP	0.45%	0.00%	0.00%	0.03%	0.48%
JNL/Mellon Capital JNL Optimized 5	0.44%	0.00%	0.00%	0.04%	0.48%
JNL/Mellon Capital S&P ® SMid 60	0.44%	0.00%	0.00%	0.02%	0.46%
JNL/Mellon Capital NYSE ® International 25	0.53%	0.00%	0.00%	0.05%	0.58%
JNL/Mellon Capital Communications Sector	0.48%	0.00%	0.00%	0.02%	0.50%
JNL/Mellon Capital Consumer Brands Sector	0.46%	0.00%	0.00%	0.02%	0.48%
JNL/Mellon Capital Financial Sector	0.45%	0.00%	0.00%	0.03%	0.48%
JNL/Mellon Capital Healthcare Sector	0.44%	0.00%	0.00%	0.03%	0.47%
JNL/Mellon Capital Oil & Gas Sector	0.43%	0.00%	0.00%	0.03%	0.46%
JNL/Mellon Capital Technology Sector	0.44%	0.00%	0.00%	0.03%	0.47%

A	Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:

JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.41%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.43%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.56%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.71%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.75%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.49%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds New World Fund: Management Fee: 0.73%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.79%.

B
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services.  This fee waiver will generally continue as long as the Fund is part of a master-feeder fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.  This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and Admin Fee and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

Summary

Description of the Policy and Policy Benefits

1.   What is an Individual Flexible Premium Adjustable Variable Life Insurance Policy?

Your policy is designed to be flexible to meet your specific life insurance needs.  Your policy has a Death Benefit, Accumulated Value and other features of life insurance providing fixed benefits.  Your policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much premium you want to pay.  Your policy is a “variable” policy because the Accumulated Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums.  The policy provides you with an opportunity to take advantage of any increase in your Accumulated Value but you also bear the risk of any decrease.

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2.   What are the Premiums for this Policy?

You have considerable flexibility as to the timing and amount of your premiums.  You must pay an initial premium to place the policy in force.  Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions.  See “Purchase and Allocation” on page 11 for further details.  However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. For more information, see “Can my Policy Lapse?” on page 9.

We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us.  In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the “Code”), unless you also request an increase in the Specified Death Benefit that we approve.  We also will not accept any premium that would cause your policy to be deemed a “modified endowment contract” under the Code, without your written consent or acknowledgement.

3.   What is the Guaranteed Death Benefit (GDB) Rider?

The GDB Rider helps to keep your policy in force for the duration of the rider, if you meet its premium requirement, notwithstanding the Accumulated Value.  The premium requirement is met if, on each Monthly Anniversary, the total premiums paid, less Debt and less partial surrenders, are equal to or exceed the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary, or to the Insured's Attained Age 121, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premiums received plus the amount of the loan.  The GDB Rider automatically attaches to a policy that qualifies at the time of application, and the benefit lasts for the greater of 20 years or until the Insured turns age 65.  This rider is available only with Death Benefit Options A and B.  For more information about this rider, see “Guaranteed Death Benefit (GDB) Rider” on page 33.

4.   How is my Accumulated Value Determined?

Your Accumulated Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account.  Your Accumulated Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed.  We have summarized the charges imposed under the policy in “Fee Table” and described them in more detail in “Charges and Deductions” on page 38.  We do not guarantee a minimum Accumulated Value on amounts allocated to the Separate Account.  For more information about your Accumulated Value, see “Accumulated Value” on page 13.

5.   How are my Premiums Allocated?

Before your premiums are allocated to the Accumulated Value, we deduct a Sales Charge, a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively “Premium Charges”).  For more detail, see the Fee Table on page 1 and “Charges and Deductions” on page 38.  The amount remaining after the deduction of the Premium Charges is called the Net Premium.

When you apply for the policy, you must specify in your application how to allocate your Net Premiums on a percentage basis.  You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date.  See “Right to Examine the Policy” on page 37 for more information about the Right to Examine Period.  For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions.  We do not credit any interest or earnings on premiums we receive before the Commencement Date.

After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center.  However, we reserve the right to delay the allocation of any Net Premium that requires underwriting.  We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us.  See “Allocation of Premium” on page 12 for more information about how your premiums are allocated.

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6.   May I Transfer Accumulated Value Among the Investment Divisions and the Fixed Account?

You may transfer Accumulated Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions.  Regarding the transfer restrictions, see “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 13.

In addition, you may use our automatic dollar cost averaging and rebalancing programs.  For additional information, please see “Dollar Cost Averaging” on page 15 and “Rebalancing” on page 15.

7.   What are the Death Benefit Options?

We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured.  The policy provides for three Death Benefit options.  Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit and the Minimum Death Benefit.  Under Option B, the Death Benefit equals the greater of the Specified Death Benefit plus the Accumulated Value, and the Minimum Death Benefit.  Under Option C, the Death Benefit equals the greater of (a) the Specified Death Benefit plus the greater of (i) the cumulative amount of all premiums paid minus total partial surrenders and (ii) zero and (b) the Minimum Death Benefit.

Policies applied for from October 6, 2008 through November 2, 2008 may have elected an optional Protector Term Insurance Rider that provides additional coverage on the policy’s Insured.  The costs and terms of the coverage under this rider are significantly different than the coverage that is provided under the base policy.  If your policy has such a rider, please refer to “Protector Term Insurance Rider” on page 33 for further information.

You must choose one of the Death Benefit options when you apply for a policy.  You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions.  We reserve the right to limit or refuse changes to the Death Benefit options.  For additional information, please see “Death Benefit Options” on page 29.

8.   How is the Death Benefit Paid?

If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary.  The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges).  We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death.  We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Until due proof of death is received, any amount in the Separate Account will be subject to investment risk.  For additional information, please see “Death Benefit” on page 28.

9.   Can I Increase or Decrease my Policy's Specified Death Benefit?

Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit.  Your Specified Death Benefit can remain level for the life of your policy or change on Policy Anniversaries, subject to certain limitations.  After your first Policy Year, you may request to change your Specified Death Benefit.  You are permitted only one change per Policy Year.  Your written request must be for at least $10,000.  If you request an increase, you must provide evidence of insurability satisfactory to us.  An increase in the Specified Death Benefit increases the charges deducted from your Accumulated Value.  You may not decrease any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  The minimum is $100,000 for all policies.  We reserve the right to limit or refuse changes in the Specified Death Benefit.  For more detail, including the conditions and limitations, see “Changes in Specified Death Benefit” on page 31.  In addition, modifying your policy's Specified Death Benefit might have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 42.

10.   Do I have Access to the Value of my Policy?

Yes.  You may surrender your policy at any time for the Cash Surrender Value.  If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans, if that amount is greater than the Cash Surrender Value.

We also currently permit you to take up to twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland), after the first Policy Year.  The total partial surrender amount deducted from your Accumulated Value will consist of the amount payable to you, a flat fee not to exceed $25 and taxes.  The total partial surrender amount must be at least $500.  Other restrictions may apply.  For more information, see “What are the Limitations on Partial Surrender?” on page 10 and “Partial Surrenders” on page 35.  A full or partial surrender may have tax consequences.  For more information, see “Federal Tax Considerations” beginning on page 42.

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11.   May I Take out a Policy Loan?

Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations.  To secure a loan's repayment, we automatically transfer a corresponding amount of Accumulated Value to the Loan Account.  Day 1 Loans are also available.  For more information, see “Policy Loans” on page 34.  Policy loans may have tax consequences if your policy is deemed to be a “modified endowment contract” for federal income tax purposes.  For more information, see “Policies Which Are MECs” on page 44.

12.   Can I Cancel my Policy?

In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  For more information, see “Right to Examine the Policy,” on page 37.  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.

Risks of the Policy

1.   Is my Accumulated Value Guaranteed?

Your Accumulated Value is not guaranteed.  (However, the payment of the Death Benefit may be guaranteed under the GDB Rider, assuming that you meet certain conditions.)  The value of your policy fluctuates with the performance of the allocation options you choose.  Your allocation options may not perform to your expectations.  Your Accumulated Values in the Investment Divisions may rise or fall depending on the performance of the Underlying Mutual Funds in which the Investment Divisions invest and the charges under your policy.  For more detail, please see “The Underlying Mutual Funds and Associated Risks” on page 10 and “The Separate Account” on page 16.  In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

2.   Is this Policy Suitable for Short-Term Savings?

The policy is designed for long term financial planning.  Accordingly, you should not purchase the policy if you may need to access the Accumulated Value within a short time.  Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

3.   Can my Policy Lapse?

Your policy could lapse and terminate without value if the Net Accumulated Value becomes too low to support the policy's monthly charges, unless the GDB Rider is in effect.  If your Accumulated Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating.  We will notify you in writing.  See “Termination and Grace Period” on page 37.  If you have any outstanding Debt when your policy lapses, you may have taxable income as a result.  See “Federal Tax Considerations” on page 42.  Poor investment performance may cause your policy to lapse.  Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing the Net Accumulated Value.

4.   Are There Risks Involved with Specialized Uses of the Policy?

Because the policy provides for an accumulation of Accumulated Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes.  Purchasing the policy in part for such purposes may involve certain risks.  For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Accumulated Value to fund the purpose for which you purchased the policy.  Partial surrenders and policy loans may significantly affect current and future Accumulated Values, the Net Accumulated Value or Death Benefit Proceeds.  The policy is designed to provide benefits on a long-term basis.  Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.  In addition, using a policy for a specialized purpose may have tax consequences.  See “Federal Tax Considerations” on page 42.

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5.   What are the Limitations on Partial Surrender?

You may not take a partial surrender in the first Policy Year.  After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland).  We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year.  The minimum total partial surrender amount is $500, including a  partial surrender fee not to exceed $25 and any applicable taxes.  A partial surrender will reduce your Net Accumulated Value and may reduce your Specified Death Benefit.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  If your partial surrender request would reduce your Net Accumulated Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage.  Please note that partial surrenders reduce your policy's Death Benefit.  See “Partial Surrenders” on page 35.  In addition, partial surrenders may have tax consequences.  See “Federal Tax Considerations” on page 42.

6.   What are the Limitations on Transfer?

Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs.  We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.  See “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 13.

7.   What are the Limitations or Charges on Surrender of the Policy?

You may surrender your policy at any time without charge, subject to any outstanding Debt.  Surrendering your policy may have tax consequences.  See “Federal Tax Considerations” on page 42.

8.   What are the Risks of Taking a Policy Loan?

Taking a loan from your policy may increase the risk that your policy will lapse.  The loan will have a permanent effect on your Accumulated Value and will reduce the Death Benefit Proceeds.  In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences.  See “Policies Which Are MECs” on page 44.

9.   What are the Tax Consequences of Buying this Policy?

Your policy is structured to meet the definition of a life insurance contract under the Code.  We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.  We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy.  In addition, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.  The benefits under a policy may also be subject to taxes other than income taxes, including estate taxes.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a “modified endowment contract.”  Depending on the amount and timing of your premiums, your policy may meet that definition.  Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  Partial surrenders and policy loans, however, are treated differently.  For more information on the tax treatment of the policy, see “Federal Tax Considerations” on page 42.

The Underlying Mutual Funds and Associated Risks

1.   What is an Underlying Mutual Fund?

Each of the Investment Divisions invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  Each Underlying Mutual Fund holds its assets separate from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Underlying Mutual Funds.  Each Underlying Mutual Fund operates as a separate investment fund, and the income, gains and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other.  The Underlying Mutual Funds in which the Investment Divisions currently invest are set forth in this prospectus.  Some of the Investment

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Divisions described in this prospectus may not be available under your policy.  For more information about the Underlying Mutual Funds, please see “The Underlying Mutual Funds” on page 16.

2.   What are the Risks of the Underlying Mutual Funds?

We do not promise that the Underlying Mutual Funds will meet their investment objectives.  Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Underlying Mutual Funds in which those Investment Divisions invest.  You bear the investment risk that those Underlying Mutual Funds possibly will not meet their investment objectives.  A description of each Underlying Mutual Fund's investment policies and a comprehensive statement of each Underlying Mutual Fund's risks may be found in its prospectus.  For additional information, please see “The Underlying Mutual Funds” on page 16.

3.   How can I Learn More about the Underlying Mutual Funds?

You should read the Underlying Mutual Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before making an allocation or transfer.

PURCHASE AND ALLOCATION

Purchasing a Policy.  You may apply to purchase a policy by submitting a written application to us through an authorized sales representative.  We will not issue a policy to insure people who are older than age 90.  The minimum Specified Death Benefit is $100,000.  Before we issue a policy, we require you to submit evidence of insurability satisfactory to us.  Acceptance of your application is subject to our underwriting rules.  We reserve the right to reject your application for any reason.  Your policy may differ from the general description in this prospectus because we need to comply with differences in applicable state law.  Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the policy, as appropriate.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements.  We apply our customary underwriting standards to the proposed Insured.  If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met.  An example of an outstanding requirement is an amendment to your policy that requires your signature.  We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner.  We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age.  Backdating to save age can be advantageous because age is an individual characteristic that causes the cost of insurance charge to vary.  You may be able to reduce the amount of your cost of insurance charge in backdating the Policy Date.  At the same time, however, this increases the number of times the cost of insurance charge will have been deducted since the backdated Policy Date, which will reduce the value of your initial allocations.  You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you.  The Policy Date determines Monthly Deduction days, Policy Months and Policy Years.  If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day and will have an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your initial requested Specified Death Benefit is less than $500,000, we will offer the Insured temporary conditional insurance coverage during the underwriting process, subject to conditions.  Some of the conditions include the following:  all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions.  This temporary conditional insurance coverage is limited to $500,000 (less in some states, for example $25,000 in Kansas) or the initial Specified Death Benefit applied for, whichever is less.

If we approve your application, we will begin to deduct policy charges as of the Policy Date.  If we reject your application, we will not issue you a policy.  We will return any premium you have paid, adding interest if, as, and at the rate, required in your state.  We will not subtract any policy charges from the amount we refund to you.

Premiums and Premium Limits.  To place your policy in force, you generally must pay an initial premium.  As described in “Planned Premium” below, we will send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually.  You may also pay premiums monthly or quarterly, including your initial premium, through EFT (Electronic Fund Transfers).

In general, you may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in “Federal Tax Considerations” beginning on page 42.  Premiums must be sent to us at the address on the first page.  Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary.  We may

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require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.  We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Your policy is subject to premium payment maximums if you do not want your policy to become a “modified endowment contract” (MEC) under the Code as explained in “Federal Tax Considerations.”  Your policy may also be subject to premium payment maximums depending on the tax test you choose to be sure your policy satisfies the definition of a life insurance contract under the Code.  You may choose either the Guideline Premium and Cash Value Corridor Test or the Cash Value Accumulation Test as your irrevocable tax test.  The Cash Value Accumulation test does not impose a premium limitation.  The Guideline Premium and Cash Value Corridor Test does not allow cumulative premium payments in excess of the Guideline Premium limitation.  For more information, see “Death Benefit Options” on page 29 and “Federal Tax Considerations” on page 42.

We will monitor your premium payments and other policy transactions and notify you of potential adverse tax consequences.  Any premium we receive more than 15 days prior to a Policy Anniversary in excess of your policy's maximums will be automatically returned to you.  With your consent, we will hold any premium payments in excess of your policy's maximums received less than 15 days prior to a Policy Anniversary.  We will not credit interest on a held premium payment, which will be deemed paid into your policy on the next Policy Anniversary for all calculations under the policy.  If the held premium is in excess of your policy's maximums on the next Policy Anniversary, the excess will be returned to you.  Alternatively, you could request to increase your Specified Death Benefit (or, for policies applied for before October 6, 2008, the Schedule of Specified Death Benefits), subject to evidence of insurability.

Planned Premium. In your policy application, you will be asked to establish a schedule of “planned premium” payments by specifying the amount and frequency of such payments.  You are not required to pay any planned premium.  We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you.  We reserve the right to stop sending such notices if no planned premiums are paid within any two consecutive Policy Years.  You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Paying planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled.  If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force, but paying planned premiums generally provides greater benefits than paying a lower amount of premium.  And paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Qualifying Monthly Premium Amount necessary to keep the GDB benefit in force.  See “Guaranteed Death Benefit (GDB) Rider” on page 33.

Allocation of Premium. Your Net Premiums are allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected.  We deduct the Premium Charges from your premium before allocation.

You must specify your allocation percentages in your application.  Percentages must be in whole numbers and the total allocation must equal 100%.  The minimum allocation percentage per allocation option is 1%.  We will allocate any additional premiums according to those percentages until you give us new allocation instructions.  You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  (We will hold in our general account all premium payments made before the Commencement Date.)  The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.  If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy the requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  In most cases, the Right to Examine Period is 10 days, but is longer in some cases.  See “Right to Examine the Policy” on page 37 for more information about the Right to Examine Period.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions.  On Net Premiums allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate, which will not be lower than 3%, on the portion designated to remain in the Fixed Account than on the portion designated for the Investment Divisions.  Transfers on the Allocation Date will not count against the free transfer limit under your policy.

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After the Allocation Date, we will generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center.  If an additional premium would result in an increase in the Net Amount at Risk and thus requires underwriting, we may delay allocation until we have completed underwriting.  At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

Accumulated Value.  Your Accumulated Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account.  Your Accumulated Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of any partial surrenders.  Your Accumulated Value is also subject to charges and deductions.  See “Charges and Deductions” on page 38.  There is no minimum guaranteed Accumulated Value.

Valuations for initial premiums and subsequent premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in “Allocation of Premiums” above.  We will make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day.  Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

Accumulation Unit Value.  We measure your Accumulated Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy.  When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division.  The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made.  The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions.  The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, and partial surrender fee), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made.  However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding Underlying Mutual Fund and the deduction of certain charges and expenses.  We set the value of an Accumulation Unit at $10 when each Investment Division is established.  Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

(1)	Determine the total value of assets in the Investment Division;

(2)	Subtract from that amount the applicable Asset Based Risk Charge and the tax charge (if any); and

(3)	Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the Underlying Mutual Funds for a description of how the assets of each Underlying Mutual Fund are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Accumulated Value.

Transfer of Accumulated Value.  You may request a transfer of Accumulated Value between and among the Investment Divisions and the Fixed Account in writing, by telephone, or via the Internet after the Allocation Date.  You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account.  You may make one transfer from the Fixed Account to the Investment Divisions each Policy Year.  This amount transferred from the Fixed Account may not exceed the greatest of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account.

As a general rule, we will only make transfers on Valuation Days.  If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day.  Otherwise, we will make the transfer on the next day that is a Valuation Day.  We process transfers at the price next computed after we receive your transfer request.  We will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers.  The policy is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the Underlying Mutual Fund and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an Underlying Mutual Fund.  Neither the policies nor the Underlying Mutual Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy.  To protect Owners and the Underlying Mutual Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

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Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

●	limiting the number of transfers over a period of time;

●	requiring a minimum time period between each transfer;

●	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

●	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size.  We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial surrender to access the Accumulated Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

Transfers Authorized by Telephone or the Internet.  You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above.  Our Customer Service representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

You may make transfers by telephone or through the Internet.  Any authorization you provide to us in the application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

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Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  We will retain records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed.  Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.  We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order.  Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

Dollar Cost Averaging.  Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account.  The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually.  The minimum initial balance of your allocation option from which transfers will be made is $5,000.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment.  In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates.  However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market.  Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center.  Call or write us for a copy of the request form and additional information concerning the program.  We may change, terminate, limit, or suspend dollar cost averaging at any time.

Rebalancing.  Rebalancing allows you to readjust the percentage of your Accumulated Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments.  Over time, the variations in each Investment Division's investment results will shift the balance of your Accumulated Value allocations.  Under the rebalancing program, we automatically transfer your Accumulated Value, back to the percentages you specify in accordance with procedures and requirements that we establish.  Restrictions on transfers from the Fixed Account will not apply to rebalancing.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center.  Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulated Value allocated to the better performing segments.  Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing.  Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used.  We may change, terminate, limit, or suspend rebalancing at any time.

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THE SEPARATE ACCOUNT

The Underlying Mutual Funds.  The Separate Account is divided into Investment Divisions.  Each Investment Division invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of JNL® Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act.  We briefly describe the Underlying Mutual Funds below.  You should read the current prospectuses for the Underlying Mutual Funds for more detailed and complete information concerning the Underlying Mutual Funds, their investment objectives and strategies, and the investment risks associated with the Underlying Mutual Funds.  If you do not have a prospectus for a Underlying Mutual Fund, contact us and we will send you a copy.

Each Underlying Mutual Fund holds its assets separately from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies.  Each Underlying Mutual Fund operates as a separate investment fund and the income, gains, and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other Underlying Mutual Fund.

Important information regarding the Investment Divisions investing in the JNL/Goldman Sachs Emerging Markets Debt Fund; JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Global Alpha Fund; and JNL/Red Rocks Listed Private Equity Fund (collectively, the “Divisions”):  Effective August 29, 2011, the Divisions have stopped accepting any additional allocations or transfers. All other Investment Divisions of the Separate Account remain available.  Important Note:  If you currently have an automatic program, such as Dollar Cost Averaging and Rebalancing, and it includes an allocation to any of the Divisions, you can continue to invest in the Divisions based on your existing election until you revise or terminate the automatic program. Any change to the existing automatic program is not permitted if you wish to continue an allocation to the Division. The Divisions are not available for any new or revised allocation instructions under any automatic program.  If you make a subsequent premium payment and have future allocation instructions on file with us that include an allocation to any of the Divisions, you must choose a replacement Investment Division.  All such allocations prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Policy value in the JNL/WMC Money Market Investment Division to any other available Investment Division.  If an application for a Policy is received on or after August 29, 2011, or if a pending application is not in good order by August 26, 2011, and it includes an allocation to any one of the Divisions, that allocation will be allocated to the JNL/WMC Money Market Investment Division.  Please consult your representative promptly to assist you in subsequently reallocating the Policy value in the JNL/WMC Money Market Investment Division to any other available Investment Division.  Amounts invested in any of the Divisions as of August 29, 2011 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of any of the Divisions in connection with the usual transactions under a Policy. However, if you transfer out of any of the Divisions on or after August 29, 2011 you will not be able to transfer back in.

Underscored are the Underlying Mutual Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical.  The Underlying Mutual Funds are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the Underlying Mutual Funds are attached to this prospectus.

JNL Series Trust
JNL/American Funds® Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series®  – Blue Chip Income and Growth FundSM (“Master Blue Chip Income and Growth Fund” or “Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion. The Master Fund also will ordinarily invest at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade. The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Global Bond Fund” or “Master Fund”). The Master Fund is designed for investors seeking returns through a portfolio of debt securities issued by companies based around the world. The Master Fund seeks to provide, over the long term, with as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. The Master Fund invests primarily in debt securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

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JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Global Small Capitalization Fund” or “Master Fund”). The Master Global Small Capitalization Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries). The Master Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Global Capitalization Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth-Income FundSM (“Master Growth-Income Fund” or “Master Fund”). The Master Growth-Income Fund seeks to make the investment grow and provide income over time by investing primarily in common stocks or other securities that the investment advisor to the Master Fund believes demonstrate the potential for appreciation and/or dividends.  The Master Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM (“Master International Fund” or “Master Fund”). The Master International Fund seeks to make the investment grow over time by investing primarily in common stocks of companies domiciled outside the United States , including companies domiciled in developing countries, that the investment adviser of the Master Fund believes have the potential for growth . The Master Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World Fund ® (“Master New World Fund” or “Master Fund”). The Master Fund is designed for investors seeking capital appreciation over time.  The Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations.  Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL/BlackRock Commodity Securities Strategy Fund   (formerly, JNL/BlackRock Commodity Securities Fund )
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund may invest in securities of any market capitalization.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% to 75% of its assets in the “Natural Resources Strategy,” and 25% to 50% of its assets in the “Commodity Strategy.”  The “Natural Resources Strategy” will focus on companies active in the extraction, production, and processing of commodities and raw materials. The “Commodity Strategy” will focus on investments in commodity securities.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world.  Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.  The Fund may invest in the securities of companies of any market capitalization.  The Fund uses derivatives as a means of managing exposure to foreign currencies and other adverse market movements, as well as to increase returns.

JNL/Brookfield Global Infrastructure Fund
Jackson National Asset Management, LLC (and Brookfield Investment Management Inc.)

Seeks total return through growth of capital and current income by investing , under normal market conditions, at least 80% of its net assets in securities of publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States.  Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of master limited partnerships, issued by infrastructure and infrastructure-related companies.

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JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed income securities of U.S. and non-U.S. issuers.  The Fund's neutral position is a 65%/35% blend of equities and fixed income , but may allocate 55% to 75% of the Fund’s assets to equity securities and 25% to 45% of the Fund’s assets to fixed income securities.  The Fund may also invest in debt securities of developing country (emerging market) issuers.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.  The Fund may also invest in equity securities of developing country (emerging market) issuers.

JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. U niverse.  The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.  Additionally, the range by which the Fund’s percentage allocation to all securities as compared to the U.S. Universe may be modified after considering other factors the Sub-Adviser determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000® Index.  The Fund’s equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

JNL/Eastspring Investments Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return and capital appreciation by investing under normal circumstances at least 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region.   Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

JNL/Eastspring Investments China-India Fund
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India. Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing, under normal market conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets. The equity securities in which the Fund primarily invests are common stock. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains by investing, under normal market conditions, primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related issuers, or corporate issuers worldwide (collectively, “ bonds”). The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. In addition, the Fund's assets will be invested in issuers located in at least three countries (including the U.S.). The Fund may invest without limit in developing markets.

JNL/Franklin Templeton Income Fund

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Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.   The equity securities in which the Fund invests consist primarily of common stock. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage and asset-backed securities, debentures, zero coupon bonds, notes, and short term debt instruments. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.  In its search for growth opportunities, the Fund maintains the flexibility , based on economic conditions, to invest in common stocks of companies from a variety of   industries such as utilities financials, energy and healthcare , but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors.

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC)

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies. The equity securities in which the Fund primarily invests are common stock.   The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index.  The Fund may invest up to 10% of its net assets in developing or emerging market countries.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income by investing, under normal market conditions, primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.  To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest.  However, the Fund currently invests the equity portion of its portfolio primarily to predominately in companies with market capitalizations greater than $5 billion, with a portion or a significant amount in smaller companies.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, under normal market conditions , at least 80% of its assets in investments of small-capitalization companies.  The Sub-Adviser deems small capitalization companies as companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase. The Fund invests primarily in common stocks.  The Fund may invest up to 25% of its total assets in foreign securities.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed income securities and related investments.  The Sub-Adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed income market including in U.S. investment-grade bonds, collateralized loan obligations, high-yield non-investment grade debt securities, corporate debt securities, emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.  The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities.

JNL/Goldman Sachs Emerging Markets Debt Fund (Please Note: The Investment Division investing in the JNL/Goldman Sachs Emerging Markets Debt Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of total return consisting of income and capital appreciation by investing, under normal circumstances, at least 80% of its assets in (i) sovereign and corporate debt securities and other instruments of issuers in emerging countries, denominated in any currency; and /or (ii) currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.   Such instruments referred to in (i) above may include credit linked notes and other investments with similar economic exposures. Emerging market countries include but are not limited to those considered to be developing by the World Bank.

Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated.   Additionally, the Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to attempt to improve the performance of the Fund and to gain exposure to certain countries or currencies in the Fund’s investment portfolio.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in securities within the market capitalization range of the Russell Midcap® Value Index and Russell 2500 Value Index .  If the market capitalization of a company held by

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the Fund moves outside this range, the Fund may, but is not required to, sell the securities.   The Fund may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities denominated in foreign currencies.  The Fund may also invest in derivatives.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.  The Sub-Adviser will normally establish long and short positions in equity securities.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management L imited )

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States.  These companies include real estate investment trusts or other real estate operating companies. The Fund may also invest in the following other investments that have economic characteristics similar to the Fund’s direct investments: derivatives, exchange-traded funds and American Depositary Receipts.  These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S.   The Fund may also invest no more than 30% in emerging markets securities.  Emerging markets countries are those countries that are in the initial stages of their industrial cycles.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.  The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s investments may include other securities, such as synthetic instruments.  Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.   The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.  The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s investments may include other securities, such as derivative instruments.   D erivative instruments are investments that have economic characteristics similar to the Fund’s direct investments.   D erivative instruments in which the Fund may invest may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. D erivative instruments may have the effect of leveraging the Fund’s portfolio.   The Fund may also invest up to 25% of its total assets in foreign securities.  The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets located around the globe , as well as investments in precious metals and investment s with exposure to various foreign currencies.  The Fund may invest up to 100% of its total assets in foreign securities.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.  The Fund may also invest in the equity securities of companies in developing countries or “emerging markets.”

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.  Market capitalization is the total market value of a company’s shares.   The Fund may also invest up to 20% of its total

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assets in all types of foreign securities.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.  The Fund may also invest in high-quality corporate debt securities.

JNL/Lazard Emerging Markets Fund (Please Note: The Investment Division investing in the JNL/Lazard Emerging Markets Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.  The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.

JNL/Lazard Mid Cap Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/M&G Global Basics Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term capital growth by investing in companies operating in basic industries (“primary” and “secondary” industries), and also in companies that service these industries.  The Fund focuses on the “building blocks of the global economy.”  The Fund invests in companies that produce raw materials or turn them into products for consumers.  Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy).  The Fund may also invest in other global equities.

JNL/M&G Global Leaders Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term total return (the combination of income and growth of capital) by investing in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders) either directly or as a result of a rise in its stock or bond price or dividends, or stock splits, or indirectly by its participation in activities or markets providing for future enhanced profitability.  The Fund aims to achieve consistent returns in the global equity funds sector.

JNL/Mellon Capital Emerging Markets Index Fund   (formerly, JNL/Mellon Capital Management Emerging Markets Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries by investing, under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index; which may be in the form of American Depositary receipts, Global Depositary receipts and European Depositary receipts.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that comprise the Index.

JNL/Mellon Capital European 30 Fund   (formerly, JNL/Mellon Capital Management European 30 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Pacific Rim 30 Fund   (formerly, JNL/Mellon Capital Management Pacific Rim 30 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital S&P 500 Index Fund   (formerly, JNL/Mellon Capital Management S&P 500 Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.  The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital S&P 400 MidCap Index Fund   (formerly, JNL/Mellon Capital Management S&P 400 MidCap Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

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Seeks to match the performance of the S&P MidCap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations; under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Small Cap Index Fund   (formerly, JNL/Mellon Capital Management Small Cap Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies; under normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities in order to provide long-term growth of capital.

JNL/Mellon Capital International Index Fund   (formerly, JNL/Mellon Capital Management International Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index.  The Fund invests in international equity securities attempting to match the characteristics of each country within the index; under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth.

JNL/Mellon Capital Bond Index Fund   (formerly, JNL/Mellon Capital Management Bond Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed income investments.

JNL/Mellon Capital Global Alpha Fund   (formerly, JNL/Mellon Capital Management Global Alpha Fund )  (Please Note:  The Investment Division investing in the JNL/Mellon Capital Management Global Alpha Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed income securities.  The Fund ordinarily invests in at least three countries, focusing on the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.

JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund   (formerly, JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Dow Jones U.S. Contrarian Opportunities Index.  The Fund is constructed to mirror the Dow Jones U.S. Contrarian Opportunities Index to systematically measure the performance of stocks that lag behind the broader market in terms of recent performance, but that outrank their peers based on fundamentals-based and other qualitative criteria.

JNL/Morgan Stanley Mid Cap Growth Fund
Jackson National Asset Management, LLC (and Morgan Stanley Investment Management Inc.)

Seeks long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of mid cap companies, primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Fixed Income LLC)

Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets.  However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan.  The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options,futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which

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 include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in high-yield, high-risk debt securities commonly referred to as “junk bonds” and related investments. Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in derivatives instruments that have economic characteristics similar to the fixed income investments may be used for the purpose of satisfying the 80% minimum investment requirement.  The Fund may also invest in securities of foreign issuers.  To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies, constituting the Russell Midcap Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index ” ) under normal market conditions at the time of initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, in a diversified portfolio of equity securities of domestic companies.  Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund (Please Note:  The Investment Division investing in the JNL/Red Rocks Listed Private Equity Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)

Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have as its stated intention to have a significant portion of its assets invested in or exposed to private companies  (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.  The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities, including emerging markets.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market

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securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund’s average effective maturity will not exceed three years.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued.  Stock holdings are expected to consist primarily of large-company stocks , but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.  Income is a secondary objective.

JNL/UBS Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and UBS Global Asset Management (Americas) Inc.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies.  The Fund defines large capitalization companies as those with a market capitalization of at least $2.5 billion at the time of investment. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed income securities, including cash and cash equivalents.  The Fund may invest up to 15% of its assets in foreign equity and fixed income securities.

JNL/WMC Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments; (ii) time deposits, certificates of deposit and bankers acceptances, issued by banks and other lending institutions; (iii) commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities); (iv) obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and (v) repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies.  Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion).  The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.  In selecting companies, SPIAS looks for the 30 companies ranked by return on invested capital and lowest market-to-book multiples.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three companies with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC, companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund

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Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor's Investment Advisory Services LLC seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.  It is expected that the strategy will tend to select mid- and small-capitalization stocks of the S&P 500.

JNL Variable Fund LLC

JNL/Mellon Capital Nasdaq ® 25 Fund   (formerly, JNL/Mellon Capital Management Nasdaq® 25 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of the 25 companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Value Line ® 30 Fund   (formerly, JNL/Mellon Capital Management Value Line® 30 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of 30 companies that Value Line® gives a #1 ranking for TimelinessTM.  The 30 companies are selected each year by the sub-adviser based on certain positive financial attributes.  The #1 TimelinessTM top ranking given to only 100 stocks reflects Value Line’s view of their probable price performance during the next six months relative to the other stocks ranked by Value Line®.

JNL/Mellon Capital Dow SM Dividend Fund   (formerly, JNL/Mellon Capital Management DowSM Dividend Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book on a specific date each year .

JNL/Mellon Capital S&P ® 24 Fund   (formerly, JNL/Mellon Capital Management S&P® 24 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on a specific date each year .

JNL/Mellon Capital S&P ® SMid 60 Fund   (formerly, JNL/Mellon Capital Management S&P® SMid 60 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor's MidCap 400 Index and 30 companies in the Standard & Poor's SmallCap 600 Index.  The 60 companies are selected on a specific date each year .  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Sub-Adviser follows a process that attempts to select small and mid-cap companies that are likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital NYSE ® International 25 Fund   (formerly, JNL/Mellon Capital Management NYSE® International 25 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies that trade on the New York Stock Exchange (“NYSE”).  The 25 companies are selected on a specific date each year by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 companies with the highest overall ranking on the two factors.  The sub-adviser may also purchase American Depositary Receipts or the foreign stock.

JNL/Mellon Capital 25 Fund   (formerly, JNL/Mellon Capital Management 25 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The companies in the portfolio are determined by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on a specific date each year .

JNL/Mellon Capital Select Small-Cap Fund   (formerly, JNL/Mellon Capital Management Select Small-Cap Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing, under normal circumstances, at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on a specific date each year .

JNL/Mellon Capital JNL 5 Fund   (formerly, JNL/Mellon Capital Management JNL 5 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by

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a model based on 5 different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢	20% in the Global 15 Strategy, a dividend yielding strategy;
➢	20% in the 25 Strategy, a dividend yielding strategy; and
➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital JNL Optimized 5 Fund   (formerly, JNL/Mellon Capital Management JNL Optimized 5 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 20 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital VIP Fund   (formerly, JNL/Mellon Capital Management VIP Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies. The Fund invests approximately 1/6 (approximately 17%) of its net assets in each of the following strategies:

➢	The DowSM Dividend Strategy;
➢	The European 20 Strategy;
➢	The Nasdaq® 25 Strategy;
➢	The S&P 24 Strategy;
➢	The Select Small-Cap Strategy; and
➢	The Value Line® 30 Strategy.

JNL/Mellon Capital Communications Sector Fund   (formerly, JNL/Mellon Capital Management Communications Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Consumer Brands Sector Fund   (formerly, JNL/Mellon Capital Management Consumer Brands Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Financial Sector Fund   (formerly, JNL/Mellon Capital Management Financial Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Healthcare Sector Fund   (formerly, JNL/Mellon Capital Management Healthcare Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Oil & Gas Sector Fund   (formerly, JNL/Mellon Capital Management Oil & Gas Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Technology Sector Fund   (formerly, JNL/Mellon Capital Management Technology Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

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The investment objectives and policies of certain of the Underlying Mutual Funds are similar to the investment objectives and policies of other mutual funds that the Underlying Mutual Fund's investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Underlying Mutual Funds may be higher or lower than the investment results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar Underlying Mutual Funds will be comparable even though the Underlying Mutual Funds have the same investment sub-advisers.  The Underlying Mutual Funds described are available only through variable annuity and variable life Contracts issued by Jackson.  Shares of the Underlying Mutual Funds may also be sold directly to qualified retirement plans.  They are NOT offered or made available to the general public directly.

A Underlying Mutual Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Underlying Mutual Fund with a small asset base.  A Underlying Mutual Fund may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing.  Additional Underlying Mutual Funds and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a Underlying Mutual Fund in shares of that Underlying Mutual Fund at net asset value.  The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business.  We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding Underlying Mutual Fund and redeem shares in the Underlying Mutual Funds to meet policy obligations.  The Underlying Mutual Funds are required to redeem their shares at net asset value and to make payment within seven days.

Certain Underlying Mutual Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts.  It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Underlying Mutual Fund.  Although neither we nor any of the Underlying Mutual Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each Underlying Mutual Fund's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.  If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

Voting Privileges.  As a general matter, you do not have a direct right to vote the shares of the Underlying Mutual Funds held by the Investment Divisions to which you have allocated your Accumulated Value.  Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters.  We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues.  We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Underlying Mutual Fund for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions.  However, if you assign your policy, the assignee may be entitled to give voting instructions.  Retirement plans may have different rules for voting by plan participants.  If you send us written voting instructions, we follow your instructions in voting the Underlying Mutual Fund shares attributable to your policy.  If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners.  We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.  There is no requirement that we receive voting instructions from any minimum percentage of Owners before we can vote uninstructed shares in proportion to the instructions that we do receive.  Where only a relatively small percentage of owners have submitted instructions, however, we may solicit instructions from more Owners, in order to reduce the possibility that the instructions received are not reasonably representative.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Underlying Mutual Funds or to approve or disapprove an investment advisory contract for one or more of the Underlying Mutual Funds.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the Underlying Mutual Funds if we reasonably disapprove of the proposed change.  We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Underlying Mutual Fund or would result in the purchase of securities for the Underlying Mutual Fund that vary from the general quality and nature of investments and investment techniques utilized by the Underlying Mutual Fund.  If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

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This description reflects our view of currently applicable law.  If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Underlying Mutual Fund shares without obtaining instructions from our Owners and we may choose to do so.

Additions, Deletions, and Substitutions of Securities.  If the shares of any of the Underlying Mutual Funds are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a Underlying Mutual Fund is no longer preferred, we may add or substitute shares of another Underlying Mutual Fund or mutual fund for Underlying Mutual Fund shares already purchased or to be purchased in the future.  Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

(a)	to operate the Separate Account in any form permitted by law;

(b)	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c)	to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

(d)	to add, combine, or remove Investment Divisions in the Separate Account;

(e)	to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

(f)	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson's other assets.  The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account.  Your policy contains a more complete description of the Fixed Accounts.

The portion of the policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act.  Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission.  The statements about the Fixed Account in this prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Net Premium to the Fixed Account at any time while your policy is in force.  With the Fixed Account, we will guarantee the amounts allocated and the crediting of a minimum rate of interest.  From time to time and at our sole discretion we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year.  We may declare different rates for amounts that are allocated to the Fixed Account at different times.  The rate will be re-set on the Policy Anniversary.  All of a policy's amounts in the Fixed Account will be re-set to the same rate on the Policy Anniversary.  We determine interest rates in accordance with a variety of factors.  The Asset Based Risk Charge and Underlying Mutual Fund Expenses do not apply to amounts allocated to the Fixed Account.  All other charges and deductions under a policy apply to amounts allocated to the Fixed Account to the same extent as they apply to amounts allocated to the variable investment options.  Therefore, the amount of your Fixed Account allocation (and interest thereon) that we guarantee is net of any such charges and deductions that are applicable under the terms of the policy.

Amounts allocated to the Fixed Account are part of the general account of Jackson.  We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request.  We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

POLICY BENEFITS AND RIGHTS

Death Benefit.  While your policy is in force, we will pay the Death Benefit Proceeds upon the Insured's death.  We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies).  We will pay the Death Benefit Proceeds in a lump sum or according to one of the optional payment plans, if available.

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The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges.  The amount of Death Benefit is based on the Death Benefit option you have selected, any increases or decreases in the Specified Death Benefit, and in some instances your Accumulated Value.  The Death Benefit Proceeds may be increased if you have added a rider providing optional insurance benefits.  Please see “Optional Insurance Benefits” beginning on page 31.

We will calculate the Death Benefit Proceeds, including any optional insurance benefits added to your policy, as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive due proof of death from the first beneficiary).  The beneficiary will be unable to change the Accumulated Value's allocation before we calculate and pay the Death Benefit Proceeds; Deductions will continue to be taken until we have received due proof of death.  We will usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Beyond seven days, from due proof of death until payment, the Death Benefit Proceeds will earn interest at a rate set by the state where you purchased the policy.

In most cases, when the Death Benefit Proceeds are paid in a lump sum, we will pay the Death Benefit Proceeds by establishing an interest bearing account, called the “Beneficiary Access Account,” for the beneficiary, in the amount of the Death Benefit Proceeds.  We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds.  The Beneficiary Access Account is part of our general account.  It is not a bank account and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We receive a benefit from all amounts left in the Beneficiary Access Account.  As an alternative to establishing a Beneficiary Access Account, the beneficiary may request to receive a check for the Death Benefit Proceeds directly from the Company.

We may in our sole discretion make available payment options to which the beneficiary may apply the Death Benefit Proceeds in order to receive a stream of periodic payments.  If your beneficiary chooses an available payment option, we will offer a supplemental agreement setting forth the terms of the payment option.  For information concerning the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our sole discretion we may change the selection or the terms of the available payment options (if any) or discontinue offering them.  Before choosing to apply Death Benefit Proceeds to a payment option, your beneficiary should consult a qualified tax adviser.

Death Benefit Options.  You may choose one of three Death Benefit options, each of which depends in part on the amount of the Specified Death Benefit.  The three Death Benefit options are:

Option A:  the Death Benefit is the greater of:  (a) the Specified Death Benefit of the policy; or (b) the Minimum Death Benefit.  Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Accumulated Value.  As your Accumulated Value increases, the Net Amount at Risk under your policy generally decreases, unless your Accumulated Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.  See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

Option B:  the Death Benefit is the greater of (a) the Specified Death Benefit plus the Accumulated Value; or (b) the Minimum Death Benefit.  Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Accumulated Value.  Under this option your policy generally involves a constant Net Amount at Risk.

Option C:  the Death Benefit is the greater of:  (a) the Specified Death Benefit plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit.  Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

Minimum Death Benefit. The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Accumulated Value multiplied by the applicable Minimum Death Benefit percentage.  We set forth the applicable Minimum Death Benefit percentages in the policy, which are based upon the age of the Insured and depend on the tax test you choose as described below.  While the policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit or the Minimum Death Benefit.

There are two tax tests, which generally require that a policy have a significant element of life insurance (the Minimum Death Benefit) and not be primarily an investment vehicle.  Your tax test choice is irrevocable and between the following:

●	the Cash Value Accumulation Test; and

●	the Guideline Premium and Cash Value Corridor Test.

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The Cash Value Accumulation Test determines the Minimum Death Benefit by multiplying a policy's value by a percentage determined by methodology set out in the federal tax regulations.  The percentage depends on an insured's age, sex, and underwriting risk classification.  Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums so long as there is a sufficient death benefit in relation to the policy's value at all times.

The Guideline Premium and Cash Value Corridor Test determines the Minimum Death Benefit and Guideline Premium by comparing a policy's death benefit to an applicable percentage of its cash value.  These percentages are set out in the Code and vary by the insured's age.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than an otherwise comparable policy with an Option B Death Benefit.  As a result, if the Investment Divisions you select experience favorable investment results, your Accumulated Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Accumulated Value.  Thus, you may prefer Option A if you are more interested in the possibility of increasing your Accumulated Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits.  Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

You choose a Death Benefit option in your application to purchase a policy.  If you do not choose a Death Benefit option, we will not issue a policy to you.

Example: If you choose the Guideline Premium and Cash Value Corridor Test as your tax test, under an Option A policy, an increase in the Accumulated Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit, and a decrease in Accumulated Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit).

	A	B
Specified Death Benefit	$200,000	$200,000
Death Benefit Option	A	A
Insured's Age	50	50
Accumulated Value	$115,000	$95,000
Applicable Minimum Death Benefit Percentage	185%	185%
Death Benefit	$212,750	$200,000

Under column A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Accumulated Value of $115,000, multiplied by the Minimum Death Benefit percentage of 185%).  Under column B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Accumulated Value of $95,000 multiplied by the Minimum Death Benefit percentage of 185%).  This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

Changes in Death Benefit Option.  Subject to our consent, after the first Policy Year, you may change the Death Benefit option once each Policy Year by writing to us at the address given on the first page of this prospectus.  If you ask to change from Option A to Option B, we will reduce the Specified Death Benefit (or reduce each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your Policy by the amount of the Accumulated Value.  If you ask to change from Option B to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your policy by the amount of the Accumulated Value.  If you ask to change from Option C to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero.  The Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) will change in conjunction with your Death Benefit option change to keep the Net Amount at Risk the same, which may be important to you since your cost of insurance charge is based on the Net Amount at Risk.  You may not change from Option C to Option B or from Option A or B to Option C.  The change will take effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request.  If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  We will send confirmation of your change of Death Benefit Option.  We may require evidence of insurability satisfactory to us for a change from Option A to Option B.  We do not currently require you to prove insurability for other changes in Death Benefit option.

You may not change the Death Benefit option under your policy if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit.  The GDB Rider is available only with Death Benefits Option A and B.

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Changes in Specified Death Benefit.  At issue, your Specified Death Benefit can be scheduled to be level over the life of your Policy or to increase or decrease on Policy Anniversaries, subject to certain restrictions.  Your Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) is set forth in the policy.  Scheduling changes in advance at the same time that you apply for the policy, particularly increases, does not require any additional evidence of insurability and underwriting later.  Moreover, the overall cost of insurance charge for the life insurance coverage may be lower than if you request to change the Specified Death Benefit (or Schedule of Specified Death Benefits) following the Issue Date.  Otherwise, subject to our approval, after the first Policy Year, you may change the Specified Death Benefit (or Schedule of Specified Death Benefits) once each Policy Year by writing to us at the address shown on the first page of this prospectus; however, any change that requires evidence of insurability must include an increase in the Specified Death Benefit for the current Policy Year.

You should be aware that any change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy.  Any change in Specified Death Benefit must be at least $10,000.  A change in the Specified Death Benefit (or Schedule of Specified Death Benefits) will take effect on the first Monthly Anniversary after we approve the request.  However, if less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  To confirm changes in your policy's Specified Death Benefit (or Schedule of Specified Death Benefits), we will send you a confirmation of the change.  We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

A decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) will offset the most recent increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), if any, and the next most recent increase, but we do not permit a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code.  For more information, see “Death Benefit Options” beginning on page 29.  We will not allow a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) during the first seven Policy Years or before seven Policy Years from an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits).

For an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable.  We will not approve a request for a Specified Death Benefit (or Schedule of Specified Death Benefits) increase if the Net Accumulated Value is too small to pay the Monthly Deduction through the end of the Policy Year.  For policies applied for before October 6, 2008, increases in the Schedule of Specified Death Benefits are limited to 10% of your Specified Death Benefit per year, which increases may accumulate up to 50%, and there is a lifetime limit of 400%.  For example, to schedule increases to occur on each of your first, third and ninth Contract Anniversaries, you would be limited to 10%, 20% and 50% of your current Specified Death Benefit, respectively.

For policies applied for before October 6, 2008, refusing a scheduled increase in the Specified Death Benefit voids any future scheduled increases in the Specified Death Benefit.  Similarly, by refusing a scheduled decrease in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit; however, such refusal is only allowed subject to insurability.  You also void any future scheduled increases in the Specified Death Benefit with an unscheduled decrease in the Schedule of Specified Death Benefits.  Any increase in the Specified Death Benefit (scheduled or unscheduled) following a change in the Schedule of Specified Death Benefits that requires evidence of insurability is subject to the underwriting at the time of the change.  This means that a new segment of coverage is created to which cost of insurance rates that differ from those of the original coverage are applied.  This is done to reflect the additional underwriting and the Insured's attained age at the time of the change.

Modifying the policy's Specified Death Benefit may have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 42.

Optional Insurance Benefits.  You may ask to add one or more of the following riders to your policy at any time to provide additional optional insurance benefits; or in some cases we may add these riders to your policy automatically at no cost.  However, not all these riders may be available in the state where you purchased the policy, or the terms of the optional insurance benefits may differ in some states.  We may require evidence of insurability before we issue a rider to you.  If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction.  For more information concerning what riders are available and their operation and costs, please ask your sales representative or contact us at our Service Center.  At our sole discretion we may offer riders or stop offering any rider at any time.

Terminal Illness Benefit Rider.  The rider provides an accelerated payment of life insurance proceeds if the Insured, or an additional person pursuant to the Other Insured Term Insurance Rider, is terminally ill, as defined in the rider.  The Owner may request an accelerated benefit of between 25% and 100% of the Death Benefit (including any additional insurance coverage) or $250,000, if less.  The amount of the benefit under the policy will be subject to:  a discount for 12 months' interest (not to exceed 8%) as specified in the rider; a pro rata portion of any outstanding Debt; an administrative expense charge fee as determined by the Company (not to exceed $100); and any unpaid policy charges.  If a payment is made pursuant to this rider, the Death Benefit will be reduced by the dollar amount requested.  All other values under the policy will be reduced proportionately.  The amount of the accelerated benefit for an additional person to request is also between 25% and 100% of the insurance coverage under the Other Insurance Term Insurance

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Rider, and the reduction of insurance coverage will be proportional to any payment made pursuant to this rider.  This rider automatically attaches to a policy that qualifies at the time of application.  There is no expiry date for the Insured.  This rider terminates upon payment of any benefit under the rider.  The expiry date for an additional person is concurrent with the expiry of the Other Insured Term Insurance Rider.

Overloan Protection Benefit Rider – Upon exercise, the rider provides a guarantee that the policy will not lapse due to the policy Debt exceeding the Accumulated Value or due to the Cash Surrender Value being insufficient to pay any Monthly Deduction.  This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding.  However, effects of exercising the rider include transferring any Accumulated Value in the Separate Account to the Fixed Account and setting the Specified Death Benefit equal to the Minimum Death Benefit.

Although there is no cost for the rider, the following exercise qualifications must be met before the rider may be exercised:

(1)	The Insured's Attained Age must be at least 75;

(2)	A minimum of 15 Policy Years must have elapsed since your Policy Date;

(3)	Exercising this rider must not cause the policy to exceed Guideline Premium limits (see “Premiums and Premium Limits” on page 11);

(4)	The policy must not be a MEC and exercising this rider must not cause the policy to become a MEC (see “Policies Which Are MECs” on page 44);

(5)	Total partial surrenders, less any fees and charges deducted in connection with such partial surrenders, must equal or exceed total premium paid; and

(6)	Debt must exceed the current Specified Death Benefit.

At the time all of the above exercise qualifications are first met and the ratio of Debt to Accumulated Value is equal to or greater than 95%, we will send a letter to you, the policy owner, notifying you of the policy's eligibility to exercise the rider.  You may submit a Written Request to exercise the rider any time after the notification letter is sent and before the policy enters the Grace Period (see “Termination and Grace Period” on page 37).  If the exercise qualifications are met, the benefit will be exercised and the rider's guarantee will be effective as of the rider's exercise date, which is the date the Written Request is accepted and recorded at the Service Center.

You need not exercise the rider immediately upon notification of eligibility.  If the ratio of Debt to Accumulated Value is greater than the “maximum exercise ratio” at the time you exercise the rider, you will be billed for the loan repayment amount that will cause the ratio of Debt to the Accumulated Value to equal the maximum exercise ratio as of the exercise date.  The maximum exercise ratio is the maximum allowable ratio of the policy Debt to the Accumulated Value for the Overloan Protection Benefit Rider to be exercised.  In other words, the maximum exercise ratio generally represents the minimum amount of Net Accumulated Value required to pay for the Death Benefit provided by the base policy after the rider is exercised.  Monthly Deductions, unfavorable investment performance, partial surrenders and additional loans are all factors that might cause the ratio of Debt to Accumulated Value to exceed the maximum exercise ratio. The maximum exercise ratio is determined by the Company, varies based on the Insured's Attained Age, and will never be below 95%.  Your policy's maximum exercise ratio will be included in the letter notifying you of the policy's eligibility to exercise the rider.  You will have 30 days from the exercise date to pay the billed loan repayment amount.  If you do not pay the billed loan repayment amount, the guarantee will be void and the policy may lapse.

The following policy changes will occur on the exercise date:

(1)	All other riders and benefits will terminate;

(2)	Any Accumulated Value in the Separate Account is transferred to the Fixed Account;

(3)	Your Death Benefit option becomes Option A (see “Death Benefit Options” on page 29);

(4)	The Specified Death Benefit is set equal to the Minimum Death Benefit for the Attained Age of the Insured as of the exercise date.

In addition, the following policy restrictions apply on the exercise date: no transfers to the Separate Account are allowed; no further premium payments are allowed; no further partial withdrawals or loans are allowed; no Death Benefit option changes are allowed; no Specified Death Benefit option changes are allowed; no riders or benefits may be added or reinstated; and any loan repayments will be allocated to the Fixed Account only.

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After the rider exercise date, Monthly Deductions will continue until a Monthly Deduction would cause the Accumulated Value to drop below the policy Debt.  In that instance, Monthly Deductions will be discontinued to prevent the Accumulated Value from dropping below the Policy Debt, which will effectively keep the policy in force.  Loan interest will continue to accrue after the exercise date.  Likewise, interest will continue to be credited to the Loan Account.  Your annual statement will reflect the status of the exercised Overloan Protection Benefit Rider on the base policy.  The rider will terminate upon the earlier of  (1) the date we receive a Written Request from you to terminate the rider or (2) the termination of the base policy for any reason, such as a full surrender or death of the Insured.  The rider has no expiry date.

If the rider's guarantee is voided because you do not pay the billed loan repayment amount associated with the maximum exercise ratio, as described above, the policy will no longer be subject to the above policy restrictions.  However, the policy changes made on the exercise date will not be reversed and any terminated riders will not be reinstated.  The Owner may subsequently submit a Written Request to reinstate the guarantee along with a loan repayment that is sufficient to cause the ratio of Debt to the Accumulated Value to be equal to or less than the maximum exercise ratio.

There may be tax consequences associated with this rider.  Accordingly, you should consult your tax counsel when considering whether to exercise the rider.

Waiver of Monthly Deductions Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Specified Premium Rider.  Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability.  These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability.  The policy may lapse if Debt is greater than the Accumulated Value.

Waiver of Specified Premium Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Monthly Deduction Rider.  Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

Guaranteed Death Benefit (GDB) Rider.  The GDB Rider will enable you to keep your policy's initial Specified Death Benefit (or current Specified Death Benefit, if less) in force for the greater of 20 years or until the Insured turns age 65.  We guarantee the lesser of the initial Specified Death Benefit or the current Specified Death Benefit, regardless of declines in Accumulated Value, if you meet the premium requirement under the rider.  The premium requirement is met if, on each Monthly Anniversary, (a) the total premiums paid less Debt and any partial surrenders equal or exceed (b) the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premium received plus the amount of the loan.

If the premium requirement is not met, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium.  We will allow you 61 days.  At the end of that period, if you have not paid the required additional premium, then the GDB benefit will end.  Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Accumulated Value is sufficient to keep the policy in force.  The GDB does not prevent the policy from entering the Grace Period, but an active GDB will extend the Specified Death Benefit coverage even if the policy would otherwise lapse at the expiration of the Grace Period.  For more information about the circumstances in which the policy might lapse, see “Termination and Grace Period” on page 37.

The GDB does not cover riders.  If the Net Accumulated Value is insufficient to pay charges as they come due, only the GDB and base policy coverage amount is guaranteed to stay in force.  If the Net Accumulated Value is insufficient to pay the base coverage charges as they come due, these charges are waived.  Deduction of charges will resume once there is sufficient Net Accumulated Value.  The GDB is only available on policies with an Option A Death Benefit or Option B Death Benefit.  The GDB automatically attaches to a policy that qualifies at the time of application.

Protector Term Insurance Rider.  (As of November 3, 2008, we are no longer taking applications to add this rider to any policy.)  This rider provides renewable and convertible term insurance coverage on the base Insured (Rider Insured) up to the Rider Insured's Attained Age 95, subject to the terms of the rider.  The term periods available are 10, 15, 20 and 30 years but only one rider may be attached to the policy.  Until the earlier of the end of the term period or the Rider Insured's 80th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Other Insured Term Insurance Rider.  This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008) or the Rider Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008), subject to the terms of the rider.  If the Rider Insured is not related to the

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Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy.  For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the policy.  You should consult a qualified tax adviser for more information.  At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Child Insurance Rider.  This rider provides for term insurance on the Insured's children.  We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider.  The rider expires at the Insured's Attained Age 65.  Up to 5 units may be purchased.  Each unit provides $5,000 of term coverage on each Insured child.  If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22.  The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday.  We do not require evidence of insurability to exchange the rider.

Policy Loans.  While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  Loans have priority over the claims of any assignee or any other person.  Any outstanding policy loans and loan interest reduce the amount you may request.  In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you.  You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Net Accumulated Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary.  For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force.  The minimum loan amount is $500.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center.  We may, however, postpone payment in the circumstances described below in “Postponement of Payment.”

When we make a policy loan to you, we transfer to the Loan Account a portion of the Accumulated Value equal to the loan amount.  We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing.  We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year.  If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate.  In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt.  Accordingly, we transfer to the Loan Account an amount of Accumulated Value equal to the amount by which the Debt exceeds the value of the Loan Account.  Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account proportionally based on your selections.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy.  Loans accrue interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years.  Thereafter, the rate of loan interest will be 3%, except that, under policies applied for on or after October 6, 2008, the Company reserves the right to increase this rate to 3.25%.  In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty.  To repay a loan in full, the loan repayment must equal the Debt.  If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium.  We apply all loan repayments first to the loan principal, and then to the accrued loan interest.  When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise.  We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid.  We may refuse any loan repayment less than $25.  An overpayment of a loan will be treated as additional premium, unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Accumulated Value, we notify you and any assignee in writing.  To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months.  If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value.  As explained below in the section entitled “Reinstatement,” you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated.  If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

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A policy loan, whether or not repaid, will have a permanent effect on your Accumulated Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts.  The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Accumulated Value will not increase as rapidly as it would if you had not taken a policy loan.  If the Investment Divisions and/or Fixed Account earn less than that rate, then your Accumulated Value will be greater than it would have been if you had not taken a policy loan.  The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy.  Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan.  If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Accumulated Value may be treated as taxable income to you.  In addition, you may also incur an additional 10% penalty tax.  This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59½, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible.  Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

Surrenders.  While your policy is in force, you may surrender your policy.  Your policy terminates on the day we receive your Written Request in good order.  You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we will pay you the Cash Surrender Value (or partial surrender proceeds) determined as of the day we receive your Written Request.  Generally, we make this payment within seven days of our receipt of your Written Request. If a premium payment made by personal check is received within the five days preceding a surrender request, we may delay payment of the surrender proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.   You may not reinstate the policy once it is surrendered.  We have set forth the tax consequences of surrendering the policy in “Federal Tax Considerations” below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments.  If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option.  For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income.  Accordingly, before following this course of action you should consult a qualified tax adviser.

Partial Surrenders.  While your policy is in force after the first Policy Year, you may withdraw a portion of your Net Accumulated Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day.  We will pay you the amount requested and we will deduct that amount plus a partial surrender fee not to exceed $25 from your Accumulated Value.  The minimum partial surrender amount is $500.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to that needed to make the next three Monthly Deductions.  If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy.  Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time.  The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

For policies applied for before October 6, 2008, a partial surrender may reduce your policy's Schedule of Specified Death Benefits, depending on the Death Benefit option in effect, in the same manner and subject to the same limitations as the Specified Death Benefit at the time of the partial surrender, as described below.

For policies with Death Benefit Option A:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount.  Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death

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Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

Example:  The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Death Benefit equals the Minimum Death Benefit.  The example assumes a Minimum Death Benefit percentage of 250% and a total partial surrender amount of $20,000.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000
Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Accumulated Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit.  However, the Death Benefit Proceeds (i.e., the net dollar amount that we actually pay upon the Insured’s death) typically are reduced dollar-for dollar.  That is because the Death Benefit Proceeds under Death Benefit Option B are typically equal to the Specified Death Benefit, plus the policy’s Accumulated Value, and minus any Debt and due and unpaid charges.  Thus, because a partial surrender will reduce the Accumulated Value, it will also reduce the Death Benefit Proceeds, even though it does not change the Specified Death Benefit .

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit will not be reduced.  Otherwise, the Specified Death Benefit is reduced by the amount by which the prior partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all prior partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero.

Example for policies with Death Benefit Option C:  The following example illustrates the effect of a partial surrender on an Option C policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit.  The example assumes a corridor percentage of 250% and a partial surrender amount of $70,000.

Partial Surrender - $70,000

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$14,000
Total Premiums Paid	$65,000	$65,000
Total Partial Surrenders	$5,000	$75,000
Specified Death Benefit	$150,000	$140,000
Minimum Death Benefit	$210,000 ($84,000 x 250%)	$35,000 ($14,000 x 250%)
Base Death Benefit	$210,000	$140,000

As shown above, the Accumulated Value is reduced by $70,000, the total amount of the partial surrender.  The Specified Death Benefit is reduced by $10,000, which is the amount by which the partial surrender ($70,000) exceeded the total premiums paid ($65,000) minus the sum of all prior partial surrenders ($5,000).

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code.  Partial surrenders will also impact your policy's premium requirement with the GDB Rider, if the GDB Rider is in effect.

A partial surrender may give rise to taxable income.  Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status.  We recommend that you consult your tax adviser before making a partial surrender.  The tax consequences of making a partial surrender are discussed in “Federal Tax Considerations.”

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Status of Policy at Attained Age 121 (Attained Age 100 if you applied for your policy before October 6, 2008).  If the policy is in force, your policy will remain in force subject to the following changes:

(1)	We will transfer all of your Accumulated Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy. For policies issued in the state of Florida, this transfer will not occur unless requested by the Owner;

(2)	We will stop charging the Monthly Deduction;

(3)	The Death Benefit option will change to Option A, and no further changes in Death Benefit option will be permitted;

(4)	No additional premiums will be accepted and no changes in Specified Death Benefit will be permitted (other than any Specified Death Benefit decreases that result automatically from partial surrenders);

(5)	Dollar cost averaging and rebalancing, if applicable, terminate;

(6)	Riders will terminate as provided in the Rider form;

(7)	Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed; and

(8)	No increases in the Specified Death Benefit will be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Net Accumulated Value since loan interest will continue to accrue.

Termination and Grace Period.  Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

(a)	you surrender your policy;
(b)	the Grace Period ends and your policy lapses; or
(c)	the Insured dies.

Your policy will enter the Grace Period if your Net Accumulated Value on any Monthly Anniversary is insufficient to pay a Monthly Deduction when due or is zero.  We will send you and any assignee notice of the amount necessary to keep your policy in force.  That amount generally is equal to at least the next three Monthly Deductions and the applicable Premium Charges, but may be more to have the Net Accumulated Value positive three months later.  If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end, unless the GDB Rider is in effect.

The policy will continue in effect through the Grace Period.  If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions.  However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 121 (age 100 if you applied for your policy before October 6, 2008) when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 121 (age 100 if applicable)  plus the applicable Premium Charges.  The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins.  All allocations are transferred to the Fixed Account.

Reinstatement.  If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center.  We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy.  The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable sales and tax charges.  Policy loans will not be restored on reinstatement.

The Accumulated Value on the reinstatement date will equal the Accumulated Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges.  The Accumulated Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions.  The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse.  The Sales Charge, Policy Fee, Administrative Charge and Asset Based Risk Charge will be reinstated at the duration in effect when the policy lapsed.  The Cost of Insurance Charge will be reinstated at the duration in effect on the reinstatement date.

Right to Examine the Policy.  In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance

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policy, or (iii) if you are a senior citizen.  If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  We will pay the refund within seven days of receiving your request and the policy.  Also in some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.  In cases where the amount we pay upon return of the policy is the total premium paid (less any partial surrender and policy loans), we do not pay any Fixed Account interest (or any other return) for the period while the policy was outstanding.  However, where the amount we pay is based on the policy’s value, that value will include any such Fixed Account interest (and reflect any gains or losses under any variable investment option in which the policy’s value was invested).

Postponement of Payment.  We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.  We ordinarily pay any amount attributable to your Accumulated Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

(1)	The New York Stock Exchange is closed (other than customary weekend and holiday closings).

(2)	Trading on the New York Stock Exchange is restricted.

(3)	An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

(4)	The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months.  We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Accumulated Value generally.  Additional charges and expenses are paid out of the Underlying Mutual Funds' assets, as described in the prospectuses of the Underlying Mutual Funds.

Premium Charges.  Before we allocate a premium to the Accumulated Value, we subtract the Premium Charges, namely the sales charge, the premium tax charge, and the federal (DAC) tax charge.  Premium received as the result of a Section 1035 exchange is subject to the Premium Charges.  In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.

Sales Charge.  The sales charge will not exceed 4.5% of a premium payment, but will decrease based on your aggregate premium payments.  This charge is intended primarily to help us pay for actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses.  On your aggregate premium payments, the sales charge is: 4.5% on $100,000 or less; 3.5% on more than $100,000 through $250,000; 2.5% on more than $250,000 through $500,000; and 2.0% on more than $500,000.  The sales charge is only applied in Policy Years 1 through 10.  After your tenth Policy Year, there is no sales charge.  In fully surrendering the policy (but not in connection with a 1035 exchange), you may be entitled to a partial return of the sales charge that you paid: during the first Policy Year – up to 3% on your aggregate premium payments; and during the second Policy Year – up to 2.5% on your aggregate premium payments.  There is no return of sales charge in subsequent Policy Years.

State and Local Premium Tax Charge.  Unless prohibited by state law, the premium tax charge is 2.5% of each premium in all years.  It is intended to help us pay state and local premium taxes.  The premium tax charge represents an approximate average of the premium taxes we expect to pay.  Unless prohibited by state law, we do not vary the premium tax charge to reflect difference in individual states' tax rates, or the absence of premium tax in certain states.  Accordingly, this charge may be higher or lower than the premium tax rate in your state.  We may impose the premium tax charge in states that do not have a premium tax.  State premium tax rates currently range from 0 to 4%.  For policies issued in North Carolina, the premium tax charge will equal that state's premium tax rate, currently 1.9%.  We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

Federal (DAC) Tax Charge.  The federal (DAC) tax charge is 1.5% of each premium in all years.  It is intended to help us pay the cost of certain federal taxes and other expenses related to the receipt of premiums.

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Asset Based Risk Charge. The Asset Based Risk Charge serves two general purposes.  It compensates us for assuming the mortality risks in connection with the policy, including that the cost of insurance charge might not be sufficient to meet the claims and risks under the Death Benefit.  We also have assumed the risk that on the Monthly Anniversary preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based.  The other general purpose is to compensate us for assuming the risk that our expense assumptions will have covered the actual expenses we incurred in distributing, issuing, and administering the policies.  The foregoing are merely examples of some of the risks for which this charge is intended to compensate us.  This charge will never exceed 1.00% per annum in all years, which is deducted from the Investment Divisions on a daily basis, but will decrease over time.  The current Asset Based Risk Charge is 0.85% per annum through the tenth Policy Year and 0.05% per annum thereafter through your 20th Policy Year.  There is no Asset Based Risk Charge in subsequent Policy Years.

Monthly Deduction.  As of the Commencement Date and each Monthly Anniversary, we deduct from your Accumulated Value a Monthly Deduction to cover certain charges and expenses in connection with the policy.  If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day.  If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

(1)	the cost of insurance charge for your policy;

(2)	the monthly policy fee;

(3)	the monthly administrative charge; and

(4)	the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction.  If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

Cost of Insurance Charge.  The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division.  If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary.  The cost of insurance charge is intended primarily to compensate us for providing life insurance coverage for the Insured.  We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy.  The cost of insurance charge is calculated based on the Net Amount at Risk.  The Net Amount at Risk for the Death Benefit options is as follows:

Option A – The greater of:  1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Accumulated Value.

Option B – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Accumulated Value.

Option C – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, sex, and substandard and flat extra ratings.  Thus, the rates differ from year to year.  The cost of insurance charge covers our anticipated costs for standard and substandard ratings.  The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Accumulated Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions.  Under policies with an Option A or Option C death benefit, increases in Accumulated Value generally decrease the Net Amount at Risk; conversely, decreases in the Accumulated Value increase the Net Amount at Risk.  Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month.  Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Accumulated Value.  Accordingly, under Option B a change in Accumulated Value generally does not affect your monthly cost of insurance charge.  Under

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any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Accumulated Value will affect the Net Amount at Risk, because your death benefit will equal the Accumulated Value times a specified percentage.  In that circumstance, increases in Accumulated Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent unscheduled increase.  The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and underwriting risk classification, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit of $1,000,000 or above.  If an increase (or decrease) in the Specified Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

Monthly Policy Fee.  We start deducting this fee as of the Commencement Date.  If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.  Each month we deduct a monthly policy fee.  It is $10 per month for the first ten Policy Years and $8 per month thereafter.  The monthly policy fee compensates Jackson primarily for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

Monthly Administrative Charge.  We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.

The administrative charge is based on the Insured's age on the Issue Date and the Specified Death Benefit, up to $2 million of Specified Death Benefit.  During the first 15 Policy Years:

Issue Age	$ Per $1,000
0-49	0.050
50-54	0.055
55-59	0.060
60-64	0.070
65-69	0.085
70-74	0.095
75-79	0.150
80-85	0.200
86	0.220
87	0.240
88	0.260
89	0.280
90	0.300

Thereafter, the administrative charge is $0.01 per $1,000 of the first $2 million of Specified Death Benefit, regardless of the Insured's age on the Issue Date.

If you request an increase in Specified Death Benefit under a policy applied for on or after October 6, 2008, we will also impose a monthly administrative charge for each such increase, according to the table above.

The administrative charge compensates us primarily for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account.  We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees.  In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

Transfer Charge.  You may make 15 transfers free of charge in any Policy Year.  The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge.  We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

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Illustration Charge.  At your request, we will provide you with one personalized illustration free of charge each Policy Year.  We will charge a fee of $25 (to be paid in cash) for any additional illustration you may request.

Re-Underwriting Charge.  If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

Rider Charges.  To the extent that your policy includes riders, a charge applicable to each rider you purchased may be deducted from your Accumulated Value each month.  Any such charge is to compensate us for providing the benefits pursuant to the rider in question and is specified in the applicable rider.  The rider charges are summarized in the Fee Table on page 1.  For a description of the available riders see “Optional Insurance Benefits” beginning on page 31.

Additional Policy Charges.  We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

Underlying Mutual Fund Expenses.  You indirectly bear the charges and expenses of the Underlying Mutual Funds whose shares are held by the Investment Divisions to which you allocate your Accumulated Value.  The Separate Account purchases shares of the Underlying Mutual Funds at net asset value.  Each Underlying Mutual Fund's net asset value reflects management fees and other operating expenses already deducted from the Underlying Mutual Fund's assets.  For a summary of historical expenses of the Underlying Mutual Funds, see the table called “Underlying Mutual Fund Expenses” above.  For more information concerning the management fees and other charges against the Underlying Mutual Funds, see the prospectuses and the statements of additional information for the Underlying Mutual Funds, which are available upon request.

We may receive compensation from the investment advisers or administrators of the Underlying Mutual Funds.  Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from one Underlying Mutual Fund to another.

Special Provisions for Group or Sponsored Arrangements.  Where permitted by state insurance laws, policies may be purchased under group or sponsored arrangements.  We may reduce or waive the charges and deductions described above for policies issued under these arrangements.  We will reduce these charges and deductions in accordance with our rules in effect when we approve the application.  To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants, and anticipated premium from the group.  Generally, the sales contacts and effort, administrative costs, and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased, and certain characteristics of the group's members.  The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.  From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification.  Reductions in these charges will not be unfairly discriminatory.

Purpose and Amount of Charges.  The names by which we refer to the various charges we deduct pursuant to the terms of your policy, as well as our above explanation of those charges, may indicate the charges’ primary purposes.  But we do not explain every purpose for which each charge is imposed and we expect to earn a profit from some of these charges (including, for example, the cost of insurance charge and the Asset Based Risk Charge).  We have the right to use any profits from any charge for any proper corporate purpose, including retaining such profits as part of our corporate surplus.

GENERAL POLICY PROVISIONS

Statements to Owners.  Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy.  The report will include information such as the Accumulated Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report.  We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions.  In addition, we will send you the financial statements of the Underlying Mutual Funds and other reports as specified in the 1940 Act.  Please give us 30 days written notice of any address change.  Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically.  When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Service Center for more information.

Limit on Right to Contest.  We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium.A reinstated or

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modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications.  In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application for two years from the approval date.

In issuing a policy, we will rely on your application.  Your statements in that application, in the absence of fraud, are considered representations and not warranties.  We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

Suicide.  If an Insured commits suicide while sane or insane within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt.  Any increase in coverage will also have a two-year suicide period relating specifically to the increase in coverage.  If an Insured commits suicide while sane or insane within two years of the approval date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.  The applicable suicide exclusion period may be longer or shorter in certain states.

Misstatement as to Age and Sex.  If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex.  If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

Beneficiary.  You name the beneficiary(ies) in the application.  You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named.  We will provide a form to be signed and filed with us.  Your request for a change in beneficiary will take effect when we record the change.  Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files.  Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise.  The interest of any beneficiary who dies before the Insured(s) ends at his or her death.  If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise.  If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

Assignment.  You may assign your policy while it is in force.  You must notify us of an assignment in writing.  Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment.  We are not responsible for the validity of an assignment.  Your rights and the rights of the beneficiary may be affected by an assignment.  An assignment may result in taxable income and a 10% penalty tax.  You should consult your tax adviser before assigning your policy.

Creditors' Claims.  To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

Dividends.  We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson.

Notice and Elections.  To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center.  Certain exceptions may apply.  Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

Modification.  We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency.  The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance.  We also reserve the right to change our administrative procedures consistent with the policy.

Conversion.  (This conversion privilege applies only to policies applied for before October 6, 2008.)  After the 20th Policy Anniversary, you may convert the policy to reduced paid-up insurance, so long as your Net Accumulated Value is at least $3,000, and if you do not want to pay any additional premium.  With reduced paid-up insurance, the policy's Death Benefit becomes your Net Accumulated Value divided by the net single premium.  The net single premium is calculating using the minimum interest rate of the Fixed Account and the guaranteed COI charge, which varies by sex and age of the Insured.  Reduced paid-up insurance has an accumulated value based on the minimum interest rate of the Fixed Account and the COI charges under the Commissioner's 1980 Standard Ordinary Age Nearest Birthday Mortality Table, male or female.  Partial surrenders will reduce the accumulated value and Death Benefit.  No loans will be allowed under this option.

FEDERAL TAX CONSIDERATIONS

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The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general and is not intended as tax advice.  You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws.  We cannot predict the probability that any changes in those laws will be made.  Also, we do not guarantee the tax status of the policy.  You bear the complete risk that the policy may not be treated as a “life insurance contract” under federal income tax laws.  We also have not considered any applicable state or other federal tax laws.  You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others.  The tax rules applicable to such plans are complex and the tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement.  Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Taxation of Jackson and the Separate Account.  Jackson is taxed as a life insurance company under Part I of Subchapter L of the Code.  The operations of the Separate Account are taxed as part of the operations of Jackson.  Investment income and realized capital gains are not taxed to the extent that they are applied under the policy.  Accordingly, we do not anticipate that Jackson will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premiums under the policy).  Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account.  However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account.  At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account.  If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions.  If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

Jackson Taxation.  We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal Deferred Acquisition Cost (“DAC”) Tax Charge” under variable life insurance policies, but the “Federal DAC Tax Charge” merely compensates us for the required deferral of acquisition costs and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal DAC Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the policies.

Tax Status of the Policy.  The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Accumulated Value to the insurance amount at risk.  As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences.  In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance.  If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance.  We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service (“IRS”).

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Diversification Requirements.  Section 817(h) of the Code requires the investments held under the policy to be “adequately diversified” in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes.  We intend that each Investment Division and each Underlying Mutual Fund  in which an Investment Division invests will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested.  If the investments held under the policy were not “adequately diversified,” you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

Owner Control.  In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the variable account used to support the policy.  In those circumstances, income and gains from the variable account assets would be includible in the Owner's gross income.  In a Revenue Ruling issued in 2003, the IRS considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects.  The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy currently offers 82 Investment Divisions and at least one Fixed Account.  The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson will be considered the owner, for federal income tax purposes, of the Separate Account assets.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code.  Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, any increase in your Accumulated Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies.  See the following section entitled “Distributions” for a discussion of the taxability of such payments.

Distributions.  If you make a full withdrawal under your policy, the amount withdrawn will be includable in your income to the extent the amount received exceeds the “investment in the contract.”  The “investment in the contract” generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be withdrawn) from the policy constitute income depends, in part, upon whether the policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.  Amounts deemed to be withdrawn for this purpose include charges deducted for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured).

Policies Which Are MECs

Characterization of a Policy as a MEC.  Section 7702A of the Code treats any life insurance contract that fails to satisfy a “seven-pay” test as a modified endowment contract.  A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the policy, exceed the sum of the

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net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC.  We will not invest any premium or portion of a premium that would cause your policy to become a MEC.  If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election.  Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test.  Also, if a decrease in the Death Benefit occurs within seven years of a “material change,” we will retest your policy for compliance as of the date of the “material change.”  Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex.  Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

Tax Treatment of Partial Surrenders, Loans, Assignments and Pledges under MECs.  If your policy is a MEC, partial surrenders from your policy and other amounts deemed to be withdrawn will be treated first as withdrawals of income and then as a recovery of premium.  Thus, you may realize taxable income upon a withdrawal if the Accumulated Value exceeds the “investment in the contract.”  You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes.  Charges for some riders may be treated as withdrawal under these provisions.  In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Accumulated Value will be treated as a withdrawal for tax purposes.  Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

Penalty Tax.  Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made:  (1) after you reach age 59½, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code.  These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

Aggregation of Policies.  All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

Policies Which Are Not MECs

Tax Treatment of Withdrawals Generally.  If your policy is not a MEC, the amount of any partial withdrawal or deemed withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy.  Thus, only the portion of a withdrawal that exceeds the “investment in the contract” immediately before the withdrawal will be includable in gross income.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, the Code limits the amount of premium that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit.  Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

Tax Treatment of Loans.  If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Accumulated Value.  As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force.  If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value.  Accordingly, you may be subject to taxation on the loan amount at that time.  Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

Treatment Beyond Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008), no additional premiums will be accepted and no additional monthly charges will be incurred.  Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008), and there is a risk

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that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  In that event, you would realize taxable income at that time in an amount equal to the Accumulated Value less the “investment in the contract”, even if the Accumulated Value is not distributed at that time.  You should consult a qualified tax professional as an Insured approaches Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).

Actions to Ensure Compliance with the Tax Law.  We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance.  We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded.  In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

Federal Income Tax Withholding.  We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding.  As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding.  You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Tax Advice.  This summary is not a complete discussion of the tax treatment of the policy.  You should seek tax advice from an attorney who specializes in tax issues.

DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT

Jackson National Life Insurance Company.  Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing , Michigan 48951.  Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  Jackson is ultimately a wholly owned subsidiary of Prudential plc in London, England.  Prudential plc is also the ultimate parent of M&G Investment Management Limited, PPM America, Inc., and Eastspring Investments (Singapore) Limited, each a sub-adviser. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”) , the Funds’ investment adviser and administrator.   JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services.  JNAM is located at 225 West Wacker Drive, Chicago, IL  60606.

The Separate Account.  The Separate Account was established in 1997 as a segregated asset account of Jackson.  The Separate Account meets the definition of a “separate account” under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.  The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson.

We own the assets of the Separate Account, but we hold them separate from our other assets.  To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct.  Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.  Our obligations arising under the policies are general corporate obligations of Jackson.

The Separate Account is divided into Investment Divisions.  The assets of each Investment Division are invested in the shares of one of the Underlying Mutual Funds.  We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the Underlying Mutual Funds.  Values allocated to the Separate Account will rise and fall with the values of shares of the Underlying Mutual Funds and are also reduced by policy charges.  In the future, we may use the Separate Account to fund other variable life insurance policies.  We will account separately for each type of variable life insurance policy funded by the Separate Account.

Safekeeping of the Separate Account's Assets.  We hold the assets of the Separate Account.  We keep those assets physically segregated and held separate and apart from our general account assets.  We maintain records of all purchases and redemptions of shares of the Underlying Mutual Funds.

State Regulation of Jackson. We are subject to the laws of Michigan and regulated by the Michigan Department of Insurance.  We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end.  We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves.  Our books and records are subject to review by the Department of Insurance at all times.  We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

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DISTRIBUTION OF POLICIES

Jackson National Life Distributors LLC (“JNLD” or “Distributor”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the policies.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.  JNLD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).  JNLD is not a member of the Securities Investor Protection Corporation (“SIPC”).   For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or internet (www.finra.org).

Commissions are paid to registered representatives who sell the policies.  Information on commissions can be found in the Statement of Additional Information.  Where lower commissions are paid, we may also pay trail commissions.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's Asset Based Risk Charge and other charges.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary widely among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales.  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences (for example, national, regional and top producer meetings) , sponsorships and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client events, speaker fees and business development and educational enhancement items, including payments to third party vendors for such items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  These payments are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.  Individual registered representatives may receive differing levels of sales and service support.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2012 from the Distributor in relation to the sale of our variable insurance products:

Commonwealth Financial Network
CUSO Financial Services
ING Financial Partners Inc
INVEST Financial Corporation
Lincoln Financial Advisors
LPL Financial Corporation
Merrill Lynch
MML Investors Services Inc
Morgan Keegan
Morgan Stanley Smith Barney
National Planning Corporation
Raymond James
RBC Capital Markets Corp
Securities America
Signator Investors, Inc
SII Investments
Transamerica Financial Advisors, Inc
UBS Financial Services
Wells Fargo Advisors

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Woodbury Financial Services Inc

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2012 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

●	National Planning Corporation,

●	SII Investments, Inc.,

●	IFC Holdings, Inc. d/b/a Invest Financial Corporation,

●	Investment Centers of America, Inc., and

●	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation.  Our affiliated broker-dealers may also sell the retail mutual funds of certain sub-advisers.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

LEGAL PROCEEDINGS

Jackson and its subsidiaries are defendants in a number of civil proceedings, including class actions, arising in the ordinary course of business. These include civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers, including a modal premium case, alleging misconduct in the sale of insurance products. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson in the Statement of Additional Information.  The financial statements of Jackson that are included should be considered only as bearing upon Jackson's ability to meet its contractual obligations under the policies.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

PRIVACY POLICY

FACTS	WHAT DOES JACKSON NATIONAL LIFE INSURANCE COMPANY (Jackson) DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

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What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security Number
●     Birth Date
●    Address
●    Financial Information
●    Medical History

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Jackson chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Jackson share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1(800) 644-4565 or go to www.jackson.com

WHAT WE DO
How does Jackson protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Employees are bound to a Code of Conduct requiring all information be kept in strict confidence, and are subject to disciplinary action for violation of the Code. We restrict access to nonpublic personal information to those employees who need to know that information to provide products and services to you.

How does Jackson collect my personal information?	We collect your personal information, for example, from
	●	information we receive from you on applications and forms;
	●	information about your transactions with us;
	●	information we receive from a consumer reporting agency;
	●	information we obtain from others in the process of verifying information you provide us; and
	●	individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes – information about your credit worthiness
	●	affiliates from using your information to market to you
	●	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

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Definitions
Affiliates	Jackson does not share with our affiliates.
Nonaffiliates	Jackson does not share with nonaffiliates so they can market to you.
Joint Marketing	Jackson does not jointly market.

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GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus.  To help you understand these terms, we have defined them in this section.

1940 Act - Investment Company Act of 1940, as amended.

Accumulated Value - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.  In policies applied for before October 6, 2008, Accumulated Value was referred to as Policy Value.

Accumulation Unit - An accounting unit of measurement that we use to calculate the value in an Investment Division.

Allocation Date - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner).  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

Attained Age - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

Cash Surrender Value - The Accumulated Value minus any Debt and plus any return of sales charge.

Code - Internal Revenue Code of 1986, as amended.

Commencement Date - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

Day 1 Loans - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

Death Benefit - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the Death Benefit option and the Specified Death Benefit  you have chosen.

Death Benefit Proceeds - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured.  This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

Debt - The sum of all unpaid policy loans and accrued interest.

Earnings - Your Accumulated Value reduced by total premiums paid.

Fixed Account - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%.  Assets allocated to the Fixed Account are part of our general account.

Grace Period - A 61-day period during which we will keep your policy in force even though the Accumulated Value is insufficient to keep your policy in force.  We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

Guideline Premium - The maximum amount of premium you can contribute to your policy under the Guideline Premium and Cash Value Corridor Test, as defined in the Code.

Insured - The person whose life is insured under the policy.

Investment Division - Separate and distinct divisions of the Separate Account, each of which invests in a single Underlying Mutual Fund.  The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

Issue Date - The date Jackson issued your policy and from which we measure contestability periods.  It may be later than the Policy Date.

Loan Account - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

Minimum Death Benefit - Your Accumulated Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

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Monthly Anniversary - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

Monthly Deduction - The amount deducted from your Accumulated Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit.  If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day, and the deduction will have an effective date equal to the Monthly Anniversary date.

Net Accumulated Value - The Accumulated Value minus Debt.  In policies applied for before October 6, 2008, Net Accumulated Value was referred to as Net Policy Value.

Net Amount at Risk - The net amount at risk is the amount on which cost of insurance charges are based.

Net Premium - The premium less the Premium Charges.

Owner - The person(s) having the privileges of ownership defined in the policy.  The Owner(s) may or may not be the same person(s) as the Insured(s).  If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

Policy Anniversary - An annual anniversary of the Policy Date.

Policy Date - The effective date of insurance coverage under your policy.  It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

Policy Year - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

Premium Charges - The sales charge, the premium tax charge, and the federal (DAC) tax charge.

Qualifying Monthly Premium Amount - The amount specified as such in your policy, if your policy includes the GDB Rider.  The Qualifying Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the GDB Rider.

Right to Examine Period - The minimum period of time during which you can cancel your policy, generally ten days from the date your received your policy.

Schedule of Specified Death Benefits - The scheduled Specified Death Benefits, chosen by the Owner at issue or modified at a later date, for each Policy Year through the Insured's age 100.  The schedule may be level for the life of the policy or change on Policy Anniversaries.

Separate Account - Jackson National Life Separate Account IV, the segregated asset account of Jackson that funds the policies.

Service Center - Jackson Service Center, P.O. Box 30502 , Lansing, Michigan 48909- 8002 , 1-800- 644-4565 or IMG Service Center, P.O. Box 30386 , Lansing, Michigan 48909- 7886 , 1-800-777-7779. You can send express mail to the Jackson Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

Specified Death Benefit - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

Underlying Mutual Fund – A separate investment series of one of the following registered management investment companies: JNL Series Trust or JNL Variable Fund LLC.  The assets of each Investment Division of the Separate Account will be invested in one of the Underlying Mutual Funds.  Policies applied for before October 6, 2008, refer to these series as “Portfolios,” rather than as Underlying Mutual Funds.

Valuation Day - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Investment Divisions.  Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

Written Request - A request in writing received by us at our Service Center that meets our requirements for completeness.  A complete Written Request is said to be in good order.

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APPENDIX A

Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances.  All examples assume a total partial surrender amount of $20,000 and a Minimum Death Benefit percentage of 250%.  See “Partial Surrenders” on page 35 for more information.

Example 1.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is not in the corridor.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$40,000	$20,000
Specified Death Benefit (A)	$200,000	$180,000

Minimum Death Benefit (B)	$100,000 ($40,000 x 250%)	$50,000 ($20,000 x 250%)
Death Benefit	$200,000 (greater of A and B)	$180,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $20,000, the total partial surrender amount.

Example 2.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000

Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

Example 3.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$90,000	$70,000
Specified Death Benefit (A)	$200,000	$200,000

Minimum Death Benefit (B)	$225,000 ($90,000 x 250%)	$175,000 ($70,000 x 250%)
Death Benefit	$225,000 (greater of A and B)	$200,000 (greater of A and B)

As shown above, the Specified Death Benefit is unchanged.

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APPENDIX B

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2012 from the Distributor in relation to the sale of our variable insurance products.

1st Global Capital Corporation
Adirondack Trading Group LLC
Advest, Inc.
Advisory Group Equity Services
Aegis Capital Corp
Affinity Financial Services, LLC
Alamo Capital
Allegheny Investments, Ltd.
Allegiance Capital
Allegiant Securities
Allen & Company
Allen, Mooney & Barnes Brokerage Services, LLC
Allied Beacon Partners Inc
Allstate Financial Services LLC
American Equity Investment Corp
American General Securities, Inc.
American Independent Securities Group, LLC
American Investors Company
American Municipal Securities, Inc.
American Portfolios Financial Services, Inc.
Ameriprise Advisor Services Inc.
Ameritas Investment Corp
Arete Wealth Management LLC
Arque Capital Ltd
Arvest Asset Management
Associated Investment Services
Ausdal Financial Partners Inc
Avalon Investment & Securities Group Inc.
AXA Advisors LLC
B B Graham & Co Inc
B C Ziegler and Company
Bancorpsouth Investment Services, Inc.
Bancwest Investment Services, Inc.
Bank of America

Bankers & Investors Co
BB&T Investment Services Inc
BBVA Compass Investment Solutions Inc.
BCG Securities
Benjamin F Edwards & Co Inc
Berthel Fisher & Co Financial Services
BestVest Investments, Ltd.
BFT Financial Group
BMO Harris Financial Advisors, Inc.
BOSC Inc
Brecek & Young Advisors, Inc.
Broker Dealer Financial
Brokers International Financial Services
Bruce A. Lefavi Securities, Inc.
Cadaret, Grant & Company
Calton & Associates Inc
Cambridge Investment Research
Cantella & Co, Inc
Cape Fear Securities, Inc.
Cape Securities
Capital Analysts Inc
Capital Financial Services
Capital Guardian LLC
Capital Investment Group
Capital Management Securities
Capital One Investment Services, LLC
Capitol Securities Management, Inc.
Capwest Securities, Inc.
Cary Street Partners LLC
CBIZ Financial Solutions, Inc.
CCF Investments, Inc.
CCO Investment Services
Centara Capital Securities Inc.
Centaurus Financial Inc
Centennial Securities Company

Center Street Securities
Century Securities & Associates, Inc.
Ceros Financial Services INC
Cetera Advisors LLC
Cetera Financial Specialists
CFD Investments, Inc.
Chelsea Financial Serivces
CIM Securities LLC
Client One Securities LLC
Coastal Equities
Colorado Financial Service Corporation
Comerica Insurance Services, Inc.
Commonwealth Financial Network
Community Investment Services
Comprehensive Asset Management
 and Servicing, Inc.
Concorde Investment Services
Coombe Financial Services Inc.
Coordinated Capital Securities
Country Club Financial Services Inc.
Crowell, Weedon & Co
Crown Capital Securities LP
CUE Financial Group
CUNA Brokerage Services, Inc.
Cuna Mutual Insurance Agency
CUSO Financial Services
CW Securities LLC
D A Davidson
D H Hill Securities LLP
Dalton Strategic Investment
Davenport & Company
David A Noyes & Company
Delta Equity Services Corporation
Dempsey Lord Smith LLC
Despain Financial Corporation

Deutsche Bank Securities, Inc.
DeWaay Financial Network, LLC
DFPG Investments
Dorsey and Company, Inc.
Double Eagle Securities of America Inc.
Downstate Securities Group, Inc.
Duncan Williams Inc.
EDI Financial Inc.
Edward Jones
EK Riley Investments, LLC
ePlanning Securities
Equable Securities Corp.
Equity Services Inc
Essex Financial Services Inc
Essex National Securities Inc
Fairport Capital, Inc.
FCG Advisors, LLC
Fenwick Securities, Inc.
Fifth Third Securities
Financial Advisers Of America
Financial Advisors of America
Financial Network Investment
Financial Partners Credit Union
Financial Planning Consultants
Financial Security Management
Financial Telesis Inc
Financial West Investment Group
Fintegra, LLC
First Allied Securities, Inc
First American Securities
First Brokerage America LLC
First Citizens Financial Plus Inc.
First Citizens Investor Services
First Citizens Securities Corp.
First Financial Equity

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First Heartland Capital Inc
First Independent Financial Services
First Midwest Securities
First National Capital Markets
First Southeast Investor
First Tennessee Brokerage Direct
First Western Advisors
First Western Securities, Inc.
FirstMerit Financial Services, Inc.
Five Star Investment Services
Focus Insurance Agency Inc.
Foothill Securities, Inc
Foresters Equity Services Inc.
Forsyth Securities
Fortune Financial Services, Inc.
Founders Financial Securities
Freedom Investors Corp.
Frost Brokerage Services, Inc.
FSC Securities Corporation
Fulcrum Securities Inc
G F Investment Services
G. W. Sherwold Associates Inc.
GA Repple & Company
Garden State Securities
GBS Financial Corporation
Geneos Wealth Management Inc
Gentry Partners Ltd
Genworth Financial Securities Corporation
Gilford Securities Incorporated
Girard Securities, Inc.
Glen Eagle Advisors, LLC
Global Brokerage Services, Inc.
Gold Coast Securities, Inc.
Gradient Securities
Grant Williams LP
Great American Investors Inc.
Great Nation Investment Corporation
Great Southern Bank
GWN Securities Inc
H  Beck Inc
H D Vest Investment Securities
Hancock Investment Services

Hancock Securities Group LLC
Hantz Financial Services
Harbor Financial Services
Harbour Investment Inc
Harger & Company
Harold Dance Investments
Harris Bancorp Insurance Services, Inc.
Harvest Capital LLC
Hazard & Siegel Inc
HBW Securities
Hefren-Tillotson, Inc.
High Street Securities
Hightower Securities LLC
Hilliard Lyons
Homestreet Insurance
Hornor Townsend & Kent Inc
HSBC Securities
Humana MarketPoint Inc.
Huntington Ins. Inc.
Huntington Investment Company
Huntleigh Securities Corp.
IBN Financial Services
IFG Network Securities
IFS Securities
IMS Securities
Independence Capital Co
Independent Financial Group
Infinex Investments Inc
Infinity Securities Inc.
ING Financial Advisers LLC
ING Financial Partners Inc
Institutional Securities Corp
Intercarolina Financial Services, Inc.
Intercontinental Asset Management Group
International Assets Advisory
Intervest International Equities Corp.
INVEST Financial Corporation Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Investment Centers Of America
Investment Network, Inc.
Investment Planners, Inc.

Investment Professionals Inc
Investors Capital Corporation
Investors Security Co Inc
J P Turner & Co LLC
J W Cole Financial Inc.
J. Alden Associates, Inc.
James T Borello & Company
Janney Montgomery Scott LLC
JHS Capital Advisors
JJB Hilliard WL Lyons Inc
JRL Capital Corporation
K.W. Chambers & Co.
Kaiser and Company
Kalos Capital Inc
KCD Financial
KCG Securities LLC
Kehrer Saltzman & Associates
Kenai Investments Inc
Key Investment Services
KMS Financial Services Inc
Koehler Financial LLC
Kovack Securities, Inc
L.M. Kohn & Company, Inc.
Labrunerie Financial Inc
Lamar Enterprises Inc.
Landolt Securities Inc
Larson Financial Securities
Lasalle St Securities LLC
Legacy Financial Services, Inc.
Legend Equities Corp
Leigh Baldwin & Co LLC  Inc
Leonard & Company
Liberty Group, LLC
Liberty Partners Financial
LifeMark Securities Corp
Lincoln Financial Advisors
Lincoln Financial Securities
Lincoln Investment Planning
Lombard Securities
Longevity Capital LLC
Lowell & Company Inc
LPL Financial Corporation

Lucia Securities LLC
M & T Securities
M. Holdings Securities, Inc.
M&I Financial Advisors, Inc
Madison Ave Securities
Mark Stewart Securities Inc.
McLaughlin Ryder Investments
McNally Financial Services Corp
Means Investment Co. Inc.
MerCap Securities, LLC
Mercer Allied
Meridian United
Merrill Lynch
Merrimac Corp Securities
Mesirow Financial Inc
Metlife Securities
Metropolitan Investment Securities Inc.
Michigan Securities, Inc.
Mid Atlantic Capital Corp
MidAmerica Financial Services
Mid-Atlantic Securities Inc
Midwestern Securities Trading Co.
Milkie/Ferguson Investments, Inc.
Mischler Financial Group, Inc.
MML Investors Services Inc
Moloney Securities Co., Inc.
Money Concepts Capital Corp
Moors & Cabot, Inc.
Morgan Keegan
Morgan Stanley Smith Barney
Morris Group Inc
MSC – BD LLC
MTL Equity Products, Inc.
Multi-Financial Securities Corp
Mutual of Omaha Investor Services
Mutual Securities Inc
Mutual Trust Company
MWA Financial Services, Inc.
National Planning Corporation
National Securities Corp
Nationwide Planning Associates
Nationwide Securities, LLC

55

Navy Federal Brokerage Services
NBC Securities Inc
New England Securities
Newbridge Securities Corp
Newport Coast Securities
NEXT Financial Group, Inc.
NFP Securities Inc
NIA Securities LLC
Northeast Capital Management, Inc.
Northeast Securities, Inc.
Northland Securities, Inc.
Northridge Securities Corp
Northwestern Mutual Investment Services, LLC
NPB Financial Group
NYLife Securities
OFG Financial Services, Inc.
Ogilvie Security Advisors
OneAmerica Securities
Online Brokerage Services Inc.
Oppenheimer & Co
Pacific West
Packerland Brokerage Services
Paradigm Equities, Inc.
Park Avenue Securities
Parsonex Securities, LLC
Peak Brokerage Services
Penn Plaza Associates
People's Securities Inc
PFA Security Asset Management
PIM Financial Services
PlanMember Securities
PMK Securities & Research, Inc.
PNC Investments LLC
PPA Investments, Inc.
Presidential Brokerage, Inc
Prime Capital Services Inc
Prime Solutions Securities, Inc.
Prime Vest Financial Services
Princor Financial Services
Private Client Services LLC
Westco Investment Corp

Pro Equities, Inc
Prospera Financial Services Inc
Protected Investors of America
PTS Brokerage LLC
Puplava Securities Inc.
Purshe Kaplan Sterling
QA3 Financial Corporation
Quest Capital Strategies, Inc.
Quest Securities
Questar Capital Corporation
Quick and Reilly Inc.
R.M. Stark & Co., Inc.
Rampart Financial Services, Inc.
Raymond James
RBC Capital Markets Corp
RDM Investment Services, Inc.
Regal Securities Inc
Rendler Sales Consulting, LLC
Resource Horizons Group
Rhodes Securities, Inc.
Ridgeway & Conger Inc
River Stone Wealth Management
RNR Securities LLC
Robert W Baird & Co Inc
Rogan and Associates
Royal Alliance Associates Inc
Royal Securities
RSG Capital Corporation
S. G. Long & Company
Sagepoint Financial
Sammons Securities
Santander Securities LLC
Saxony Securities Inc
SCF Secuties, Inc.
Scott & Stringfellow Inc
Secure Planning Inc
Securian Financial Services
Securities America
Securities Mangement & Research, Inc.
Securities Service Network

Sigma Financial Corporation
Signator Investors, Inc
Signature Securities Group Corp.
SII Investments
Silver Oak Securities
Singer Xenos Securities Corp.
Small Business Insurance Agency
SMH Capital Inc
Smith Brown & Groover, Inc.
Smith Moore & Co
Sorrento Pacific Financial
South Valley Wealth Management
Southeast Investments
Southwest Securities Financial Services
Spire Securities LLC
St Bernard Financial Services
Stephens Inc
Sterne Agee & Leach Group Inc
Sterne Agee Financial Services
Stifel Nicolaus & Company
Strategic Financial Alliance
Summit Brokerage Services Inc
Summit Equities Inc
Sunbelt Securities
Sunset Financial Services, Inc
SunTrust Investment Services, Inc.
SWBC Investment Services LLC
SWS Financial Service, Inc.
Symetra Investment Services
Synergy Investment Group
Synovus Securities Inc.
Tandem Securities Inc.
TD Wealth Mangement Services, Inc.
TFS Securities
The Huntington Investment Company
The Investment Center Inc
The Leaders Group
The O.N. Equity Sales Company
The Windmill Group

Thrivent Investment Management
Thurston, Springer, Miller, Herd & Titak, Inc
Tower Square Securities
Transamerica Financial Advisors, Inc
Triad Advisors, Inc.
Tricor Financial, LLC
Triune Capital Advisors
Trustmont Financial Group
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc
UMB Insurance, Inc.
Umpqua Investments Inc
Unionbanc Investment Services
United Brokerage Services, Inc.
United Global Securities Inc
United Planners Financial Services Of America
Univest Insurance Inc.
USA Financial Securities Corp
USI Securities, Inc.
UVEST
Valic Financial Advisors Inc
Valley National Investments
ValMark Securities Inc
Vanderbilt Securities LLC Inc
Veritrust Financial LLC
Vorpahl Wing Securities
VSR Financial Services, Inc.
Waddell & Reed, Inc
Wall Street Financial Group
Wall Street Strategies Inc.
Walnut Street Securities
Waterford Investor Services, Inc.
Wayne Hummer Investments LLC
WBB Securities
Wedbush Securities Inc.
Weitzel Financial Services Inc
Wells Fargo Advisors
WesBanco Securities
Wescom Financial Services

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Western Equity Group
Western International Securities Inc
Westminster Financial Securities
Westport Resources Investment Services, Inc
WFG Investments Inc
Wilbanks Securities, Inc.
Williams Financial Group
Windsor Sheffield & Co, Inc
Woodbury Financial Services Inc
Woodmen Financial Services, Inc.
World Equity Group, Inc.
World Financial Group
Worth Financial Group Inc.
WR Rice Financial Services, Inc.
WRP Investments Inc
Wunderlich Securities

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APPENDIX C

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones U.S. Select Dividend Index,” “Dow Jones U.S. Contrarian Opportunities,” “ Dow Jones Industrial Average,” “Dow Jones Select Dividend Index,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S ® ,” “S&P ® ,” “S&P 500 ® ,” “S&P MIDCAP 400 Index ® ,” “STANDARD & POOR’S MIDCAP 400 Index ® ,” “S&P SmallCap 600 Index ® ” and “STANDARD & POOR’S 500 ® ” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”).   “Dow Jones ® ”, “Dow Jones Industrial Average”, “DJIA ® ”, “Dow Jones Select Dividend Index”, “The Dow ® ” and “The Dow 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC ( “ Dow Jones ” ) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company ® (“Jackson”) .

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s ® , S&P ® and S&P 500 ® , S&P MidCap 400 ® and S&P SmallCap 600 ® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones U.S. Contrarian Opportunities Index is a service mark of Dow Jones; Brookfield ® is a registered trademark of Brookfield Asset Management, Inc.; the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P ® SMid 60 Fund, JNL/Mellon Capital VIP Fund, JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital S&P ® 24 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, the JNL/Mellon Capital Dow SM Dividend Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, the JNL/Mellon Capital Communications Sector Fund, the JNL/Mellon Capital Consumer Brands Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Oil & Gas Sector Fund, and the JNL/Mellon Capital Technology Sector Fund, and the JNL/Brookfield Global Infrastructure Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson or Brookfield Asset Management with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson, Brookfield Asset Management or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices or Brookfield to buy, sell, or hold such security, nor is it considered to be investment advice.

Dow Jones, SPDJI and their respective affiliates do not :

●	Sponsor, endorse, sell or promote the Products.

●	Recommend that any person invest in the Products.

●	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

●	Have any responsibility or liability for the administration, management or marketing of the Products.

●	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,

●	Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:

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	●	The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;

	●	The accuracy or completeness of the Indexes and its data;

	●	The merchantability and the fitness for a particular purpose or use of the Indexes and its data;

●	Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;

●
Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR BROOKFIELD BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

“SPDR” is a registered trademark of Standard & Poor's Financial Services LLC (“S&P Financial Services”) and has been licensed for use by State Street Corporation. Standard & Poor’s and S&P are registered trademarks of S&P Financial Services. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P Financial Services or its affiliates, and S&P Financial Services and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products. Further limitations and important information that could affect investors' rights are described in the prospectus for the applicable product.

The following applies to the JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund:

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment advisor and a wholly owned subsidiary of The McGraw-Hill Companies, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF

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MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.
The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index®

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or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq®25 Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, or the JNL/Mellon Capital VIP Fund.  The JNL/Mellon Capital Nasdaq® 25 Fund, the JNL/Mellon Capital VIP Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL VIP FUND AND THE JNL/MELLON CAPITAL JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital NYSE® International 25 Fund.

NYSE Group, Inc. does not:

●	Sponsor, endorse, sell or promote the JNL/Mellon Capital NYSE® International 25 Fund.

●	Recommend that any person invest in the JNL/Mellon Capital NYSE® International 25 Fund or any other securities.

●	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital NYSE® International 25 Fund.

●	Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital NYSE® International 25 Fund.

●	Consider the needs of the JNL/Mellon Capital NYSE® International 25 Fund or the owners of the JNL/Mellon Capital NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital NYSE® International 25 Fund. Specifically,

●	NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
	●	The results to be obtained by the JNL/Mellon Capital NYSE® International 25 Fund, the owner of the JNL/Mellon Capital NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
	●	The accuracy or completeness of the Index and its data;
	●	The merchantability and the fitness for a particular purpose or use of the Index and its data;
●	NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
●	Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

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JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Value Line® 30 Fund, the JNL/Mellon Capital VIP Fund, and the JNL/Mellon Capital JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Value Line® 30 Fund, the JNL/Mellon Capital VIP Fund, and the JNL/Mellon Capital JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND.

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ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 644-4565 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Additional Information, personalized illustrations or other documents.  You also can write to us at the address given on the first page of this prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission.  The Statement of Additional Information that relates to this prospectus is dated April 29 , 2013 .  The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this prospectus.  You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.

We file reports and other information with the Securities and Exchange Commission.  You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC.  Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov.  Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File No. 811-09933

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JACKSON ADVISORSM VUL
(Formerly JNL Advisor VUL®)

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE
issued by
JACKSON NATIONAL LIFE INSURANCE COMPANY®
through
JACKSON NATIONAL SEPARATE ACCOUNT IV
1 Corporate Way
Lansing, Michigan 48951

Jackson® Life Service Center	IMG Service Center
P.O. Box 30502	P.O. Box 30386
Lansing, Michigan 48909- 8002	Lansing, Michigan 48909- 7886
1-800- 644-4565	1-800-777-7779

Jackson National Life Insurance Company (Jackson®) is offering the individual flexible premium adjustable variable life insurance policy described in this prospectus. The policy provides insurance coverage on the life of one Insured. Please read this prospectus carefully before investing and keep it for future reference. Consult your sales representative and tax adviser to be sure this policy is right for you.

We do not guarantee a minimum Accumulated Value on amounts allocated to the Investment Divisions and, therefore, the policy does not have a guaranteed minimum Accumulated Value. The portion of your Accumulated Value in the Separate Account will vary depending on the investment performance of the Investment Divisions to which you allocate your premium. You bear the entire investment risk on amounts allocated to the Investment Divisions. The investment policies and risks of each Underlying Mutual Fund are described in the accompanying prospectuses for the JNL® Series Trust and JNL Variable Fund LLC and its Underlying Mutual Funds. The Accumulated Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

Not all terms, conditions, benefits, programs, features, and investment options may be available or approved in every state. Please understand that the policy terms will govern the way the policy works and all rights and obligations.

Individual flexible premium adjustable variable life insurance policies involve risks, including possible loss of principal. They are not deposits of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

It may not be advantageous for you to purchase variable life insurance to replace your existing insurance coverage or to purchase additional variable life insurance if you already own a variable life insurance policy.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. Jackson does not authorize any information or representations regarding the offering described in this prospectus other than as based in this prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

The Date Of This Prospectus Is April 29 , 2013

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Capitalized terms used in this prospectus are defined where first used or in the Glossary of Terms beginning on page 51 of this prospectus.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table (and footnotes) describes the fees and expenses that you pay at the time that you buy or surrender the policy or transfer cash value between investment options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted 1

Premium Tax Charge	When premium is allocated	2.5% of each premium 2

Federal (DAC) Tax Charge	When premium is allocated	1.5% of each premium 3

Transfer Charge 4	Each transfer in excess of 15 in any Policy Year	$25 per transfer

Illustration Charge 5	Each in-force illustration in excess of one in any Policy Year	$25 per illustration

Re-Underwriting Fee	If a transaction under your policy requires underwriting approval after the Commencement Date	$25 per transaction

Partial Surrender Fee	When you make a partial surrender	$25 per partial surrender

Expedited Delivery Charge 6	When you request expedited delivery of surrender, partial surrender or loan proceeds	$20 for wire transfers $10 for overnight delivery $22.50 for Saturday delivery

1	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 38 for more information about these charges and our current charges.

2	For state and local taxes. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

3	Estimated federal income tax treatment of our deferred acquisition costs. We reserve the right to increase or decrease this charge due to any change in tax law.

4	There are no transfer charges on dollar cost averaging and automatic asset rebalancing.

5	This charge is not deducted from your Accumulated Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.

6
This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds.  We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

The second table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the Underlying Mutual Fund fees and expenses.

PERIODIC CHARGES

Charge	When Charge is Deducted	Amount Deducted 7

Cost of Insurance Charge (per $1,000 Net Amount at Risk) 8	Monthly

Maximum and Minimum COI Charge:		Maximum: $83.33 per $1,000 Minimum: $0.015 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)

COI Charge for a 45-year-old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)

Policy Fee	Monthly	$10 per month during Policy Years 1-10 and $8 per month thereafter

1

Administrative Charge 9	Monthly
Maximum: $0.30
Minimum: $0.05

per month per $1,000 of initial Specified Death Benefit (or increase in Specified Death Benefit) for 15 years from the date of issue or increase, as applicable

$0.01 per month per $1,000 of initial Specified Death Benefit (or increase in Specified Death Benefit) thereafter

Administrative Charge for a 45 year old		$0.05 per month per $1,000 during Policy Years 1-15, and $0.01 per month per $1,000 thereafter

Asset Based Risk Charge 10	Daily	1.00% (on an annual basis) in all Years

Policy Loan Interest Rate 11	Annually (accrues daily)	4%

Tax Charge 12	Daily	Currently: None

7	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 38 for more information about these charges and our current charges.

8
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  A flat extra charge may apply, which would cover any additional risk with your policy.  We determine the cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rates shown in your policy.  Our current cost of insurance charges also vary depending on the Specified Death Benefit of the Policy.  For more information about the calculation of the cost of insurance charges, see “Cost of Insurance Charge” on page 39.

See “Cost of Insurance Charge” on page 39 for a description of how the Net Amount at Risk is determined

The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

9	The administrative charge is based on your age on the Issue Date and your Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

Issue Age	$ Per $1,000	Issue Age	$ Per $1,000
0-49	0.050	80-85	0.200
50-54	0.055	86	0.220
55-59	0.060	87	0.240
60-64	0.070	88	0.260
65-69	0.085	89	0.280
70-74	0.095	90	0.300
75-79	0.150

Thereafter, the administrative charge is $0.01 per $1,000 of your first $2 million of Specified Death Benefit, regardless of your age on the Issue Date.  The minimum and maximum administrative amounts are for a representative Owner and may not be representative of your policy's administrative charge.

10
This is the maximum guaranteed Asset Based Risk Charge. The Asset Based Risk Charge, on the value of your Investment Divisions allocations, decreases over time, currently: 0.15% per annum through your tenth Policy Year. There is no Asset Based Risk Charge in subsequent Policy years.  For information regarding our current charges, see “Asset Based Risk Charge” on page 2.  Policies applied for before October 6, 2008 referred to this charge as the mortality and expense risk charge.

11
A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years and 3% thereafter.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%.  (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

12
We currently do not deduct a separate charge against the Separate Account for income taxes.  In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

Currently, we are offering the following optional riders.  The charges for the rider you select are deducted monthly from your Accumulated Value as part of the Monthly Deduction.  You may not be eligible for all optional Riders shown below.  The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 31.

2

OPTIONAL RIDER CHARGES

Optional Benefit	When Charge is Deducted	Amount Deducted 13

Terminal Illness Benefit Rider 14	No Charge	None

Guaranteed Death Benefit (GDB) Rider 14	No Charge	None

Overloan Protection Benefit Rider 14	No Charge	None

Waiver of Monthly Deductions	Monthly	Maximum: $36.00 per $100 of Monthly Deduction Minimum: $3.00 per $100 of Monthly Deduction

Waiver of Specified Premium	Monthly	Maximum: $0.11 per $1 of Monthly Specified Premium Minimum: $0.03 per $1 of Monthly Specified Premium

Other Insured Term Insurance Rider (per $1,000 of Rider Coverage) 15	Monthly

Maximum and Minimum COI Charge		Maximum: $83.33 per $1,000 Minimum: $0.15 per $1,000 ($0.06 per $1,000 for policies applied for before October 6, 2008)

Initial COI Charge for a 45 year old Male Preferred Nonsmoker		$0.1944 per $1,000 ($0.38 per $1,000 for policies applied for before October 6, 2008)

Monthly Administrative Charge	Monthly	$0.07 per $1,000 of Death Benefit (charged only in year 1)
Protector Term Insurance Rider (No longer offered as of November 3, 2008)	Monthly

Maximum and Minimum Cost of Insurance Charge (per $1,000 of Rider Coverage) 15		Maximum: $71.86 per $1,000 Minimum: $0.04 per $1,000

Cost of Insurance Charge for a 45 year old Male Preferred Nonsmoker (30 year term)15		$0.31 per $1,000

Child Insurance Rider	Monthly	$2.08 per $5,000 of coverage ($25 on an annual basis)

13	The table shows the maximum guaranteed charges, except as otherwise indicated. See “Charges and Deductions” on page 2 for more information about these charges and our current charges.

14	There is no additional cost for this rider, which is added automatically to a qualifying policy at the time of application (in states where available).

15
The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force.  We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in your policy.  Our current cost of insurance charges also vary depending on the rider death benefit.  The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge.  For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

The following table describes Underlying Mutual Fund fees and expenses that you will pay periodically during the time that you own the policy.  The table shows the minimum and maximum fees and expenses charged by any of the Underlying Mutual Funds.  More detail concerning each Underlying Mutual Fund's fees and expenses is contained in the prospectus for each Underlying Mutual Fund.

3

CHARGES ASSESSED
AGAINST THE UNDERLYING MUTUAL FUNDS

	Maximum	Minimum

Total Annual Underlying Mutual Fund Operating Expenses 16 (expenses that are deducted from Underlying Mutual Fund assets, including management and administrative fees, 12b-1 service fees and other expenses)	2. 22%	0.37%

16
The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2012 for the Underlying Mutual Funds in which the Separate Account invests.

The Underlying Mutual Funds' expenses are assessed at the Underlying Mutual Fund level and are not direct charges against the Investment Division or the Accumulated Value.  These expenses are taken into account in computing each Underlying Mutual Fund's per share net asset value, which in turn is used to compute the corresponding Investment Division's Accumulated Value.

Each Investment Division purchases shares of the corresponding Underlying Mutual Fund at net asset value.  The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Underlying Mutual Fund.  The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year.  Each Investment Division invests in Class B shares of the Underlying Mutual Fund.  For each Investment Division, the fees and expenses of the Underlying Mutual Fund shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.

The figures in the following table show expense ratios for the individual Underlying Mutual Funds for the year ended December 31, 2012 , except where otherwise noted.

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Underlying Mutual Fund Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Underlying Mutual Fund Expenses

JNL/American Funds ® Blue Chip Income and Growth	1.26% A	0.00% A	0.02% A	0.00%	1.28% A	0.45% B	0.83% A,B
JNL/American Funds Global Bond	1.38% A	0.00% A	0.03% A	0.00%	1.41% A	0.55% B	0.86% A,B
JNL/American Funds Global Small Capitalization	1.61% A	0.00% A	0.04% A	0.00%	1.65% A	0.60% B	1.05% A,B
JNL/American Funds Growth-Income	1.12% A	0.00% A	0.02% A	0.00%	1.14% A	0.40% B	0.74% A,B
JNL/American Funds International	1.50% A	0.00% A	0.04% A	0.00%	1.54% A	0.55% B	0.99% A,B
JNL/American Funds New World	1.94% A	0.00% A	0.05% A	0.00%	1.99% A	0.80% B	1.19% A,B
JNL/DFA U.S. Core Equity	0.72%	0.00%	0.00%	0.01%	0.73%	0.12% C	0.61%
JNL/Mellon Capital Global Alpha	1.15%	0.00%	0.00%	0.03%	1.18%	0.00% C	1.18%
JNL/ T. Rowe Price Value	0.72%	0.00%	0.01%	0.00%	0.73%	0.01% C	0.72%
JNL/WMC Money Market	0.36%	0.00%	0.01%	0.00%	0.37%	0.12% D	0.25% D

Individual Underlying Mutual Fund Company Annual Expenses (as a percentage of average net assets) Fund Name	Management and Admin Fee	Distribution and/or Service (12 b-1) Fees	Acquired Fund Fees and Expenses	Other Expenses	Total Annual Fund Operating Expenses

JNL/BlackRock Commodity Securities Strategy	0.77%	0.00%	0.01%	0.01%	0.79%
JNL/BlackRock Global Allocation	0.89%	0.00%	0.01%	0.01%	0.91%
JNL/Brookfield Global Infrastructure	0.95%	0.00%	0.01%	0.00%	0.96%
JNL/Capital Guardian Global Balanced	0.80%	0.00%	0.01%	0.01%	0.82%
JNL/Capital Guardian Global Diversified Research	0.87%	0.00%	0.01%	0.01%	0.89%
JNL/Eagle SmallCap Equity	0.78%	0.00%	0.00%	0.00%	0.78%
JNL/Eastspring Investments Asia ex-Japan	1.05%	0.00%	0.00%	0.02%	1.07%
JNL/Eastspring Investments China-India	1.10%	0.00%	0.00%	0.01%	1.11%
JNL/Franklin Templeton Global Growth	0.84%	0.00%	0.01%	0.01%	0.86%
JNL/Franklin Templeton Global Multisector Bond	0.90%	0.00%	0.03%	0.00%	0.93%
JNL/Franklin Templeton Income	0.73%	0.00%	0.02%	0.01%	0.76%
JNL/Franklin Templeton International Small Cap Growth	1.10%	0.00%	0.01%	0.00%	1.11%

4

JNL/Franklin Templeton Mutual Shares	0.83%	0.00%	0.02%	0.01%	0.86%
JNL/Franklin Templeton Small Cap Value	0.90%	0.00%	0.02%	0.00%	0.92%
JNL/Goldman Sachs Core Plus Bond	0.67%	0.00%	0.03%	0.01%	0.71%
JNL/Goldman Sachs Emerging Markets Debt	0.86%	0.00%	0.01%	0.01%	0.88%
JNL/Goldman Sachs Mid Cap Value	0.81%	0.00%	0.01%	0.00%	0.82%
JNL/Goldman Sachs U.S. Equity Flex	0.95%	0.00%	0.01%	0.98%	1.94%
JNL/Invesco Global Real Estate	0.85%	0.00%	0.00%	0.01%	0.86%
JNL/Invesco International Growth	0.80%	0.00%	0.02%	0.00%	0.82%
JNL/Invesco Large Cap Growth	0.76%	0.00%	0.01%	0.00%	0.77%
JNL/Invesco Small Cap Growth	0.95%	0.00%	0.01%	0.00%	0.96%
JNL/Ivy Asset Strategy	1.01%	0.00%	0.01%	0.00%	1.02%
JNL/JPMorgan International Value	0.80%	0.00%	0.00%	0.01%	0.81%
JNL/JPMorgan MidCap Growth	0.77%	0.00%	0.01%	0.00%	0.78%
JNL/JPMorgan U.S. Government & Quality Bond	0.48%	0.00%	0.01%	0.00%	0.49%
JNL/Lazard Emerging Markets	1.02%	0.00%	0.00%	0.00%	1.02%
JNL/Lazard Mid Cap Equity	0.81%	0.00%	0.01%	0.00%	0.82%
JNL/M&G Global Basics	1.00%	0.00%	0.00%	0.00%	1.00%
JNL/M&G Global Leaders	1.00%	0.00%	0.00%	0.00%	1.00%
JNL/Mellon Capital Emerging Markets Index	0.55%	0.00%	0.01%	0.04%	0.60%
JNL/Mellon Capital European 30	0.57%	0.00%	0.00%	0.00%	0.57%
JNL/Mellon Capital Pacific Rim 30	0.54%	0.00%	0.00%	0.01%	0.55%
JNL/Mellon Capital S&P 500 Index	0.35%	0.00%	0.01%	0.03%	0.39%
JNL/Mellon Capital S&P 400 MidCap Index	0.37%	0.00%	0.01%	0.02%	0.40%
JNL/Mellon Capital Small Cap Index	0.36%	0.00%	0.00%	0.02%	0.38%
JNL/Mellon Capital International Index	0.41%	0.00%	0.00%	0.04%	0.45%
JNL/Mellon Capital Bond Index	0.36%	0.00%	0.01%	0.00%	0.37%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index	0.48%	0.00%	0.00%	0.02%	0.50%
JNL/Morgan Stanley Mid Cap Growth	0.90%	0.00%	0.02%	0.01%	0.93%
JNL/Neuberger Berman Strategic Income	0.75%	0.00%	0.06%	0.00%	0.81%
JNL/Oppenheimer Global Growth	0.80%	0.00%	0.00%	0.01%	0.81%
JNL/PIMCO Real Return	0.58%	0.00%	0.00%	0.07%	0.65%
JNL/PIMCO Total Return Bond	0.60%	0.00%	0.00%	0.00%	0.60%
JNL/PPM America High Yield Bond	0.54%	0.00%	0.01%	0.00%	0.55%
JNL/PPM America Mid Cap Value	0.85%	0.00%	0.00%	0.01%	0.86%
JNL/PPM America Small Cap Value	0.85%	0.00%	0.00%	0.01%	0.86%
JNL/PPM America Value Equity	0.65%	0.00%	0.00%	0.01%	0.66%
JNL/Red Rocks Listed Private Equity	0.97%	0.00%	1.25%	0.00%	2.22%
JNL/T. Rowe Price Established Growth	0.66%	0.00%	0.00%	0.01%	0.67%
JNL/T. Rowe Price Mid-Cap Growth	0.80%	0.00%	0.00%	0.01%	0.81%
JNL/T. Rowe Price Short-Term Bond	0.51%	0.00%	0.00%	0.00%	0.51%
JNL/UBS Large Cap Select Growth	0.77%	0.00%	0.01%	0.00%	0.78%
JNL/WMC Balanced	0.54%	0.00%	0.01%	0.00%	0.55%
JNL/WMC Value	0.58%	0.00%	0.00%	0.00%	0.58%
JNL/S&P Competitive Advantage	0.49%	0.00%	0.00%	0.00%	0.49%
JNL/S&P Dividend Income & Growth	0.47%	0.00%	0.00%	0.00%	0.47%
JNL/S&P Intrinsic Value	0.49%	0.00%	0.00%	0.00%	0.49%
JNL/S&P Total Yield	0.50%	0.00%	0.00%	0.00%	0.50%
JNL/Mellon Capital Nasdaq ® 25	0.44%	0.00%	0.00%	0.05%	0.49%
JNL/Mellon Capital Value Line ® 30	0.44%	0.00%	0.00%	0.10%	0.54%
JNL/Mellon Capital Dow SM Dividend	0.44%	0.00%	0.00%	0.03%	0.47%
JNL/Mellon Capital S&P ® 24	0.44%	0.00%	0.00%	0.02%	0.46%
JNL/Mellon Capital 25	0.44%	0.00%	0.00%	0.00%	0.44%
JNL/Mellon Capital Select Small-Cap	0.45%	0.00%	0.00%	0.00%	0.45%
JNL/Mellon Capital JNL 5	0.42%	0.00%	0.00%	0.02%	0.44%
JNL/Mellon Capital VIP	0.45%	0.00%	0.00%	0.03%	0.48%
JNL/Mellon Capital JNL Optimized 5	0.44%	0.00%	0.00%	0.04%	0.48%
JNL/Mellon Capital S&P ® SMid 60	0.44%	0.00%	0.00%	0.02%	0.46%
JNL/Mellon Capital NYSE ® International 25	0.53%	0.00%	0.00%	0.05%	0.58%
JNL/Mellon Capital Communications Sector	0.48%	0.00%	0.00%	0.02%	0.50%
JNL/Mellon Capital Consumer Brands Sector	0.46%	0.00%	0.00%	0.02%	0.48%
JNL/Mellon Capital Financial Sector	0.45%	0.00%	0.00%	0.03%	0.48%
JNL/Mellon Capital Healthcare Sector	0.44%	0.00%	0.00%	0.03%	0.47%
JNL/Mellon Capital Oil & Gas Sector	0.43%	0.00%	0.00%	0.03%	0.46%
JNL/Mellon Capital Technology Sector	0.44%	0.00%	0.00%	0.03%	0.47%

A	Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:

5

JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.41%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.43%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.56%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.71%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.75%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.49%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds New World Fund: Management Fee: 0.73%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.79%.

B
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services.  This fee waiver will generally continue as long as the Fund is part of a master-feeder fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.  This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and Admin Fee and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

Summary

Description of the Policy and Policy Benefits

1.   What is an Individual Flexible Premium Adjustable Variable Life Insurance Policy?

Your policy is designed to be flexible to meet your specific life insurance needs.  Your policy has a Death Benefit, Accumulated Value and other features of life insurance providing fixed benefits.  Your policy is a “flexible premium” policy because you have a great amount of flexibility in determining when and how much premium you want to pay.  Your policy is a “variable” policy because the Accumulated Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums.  The policy provides you with an opportunity to take advantage of any increase in your Accumulated Value but you also bear the risk of any decrease.

2.   What are the Premiums for this Policy?

You have considerable flexibility as to the timing and amount of your premiums.  You must pay an initial premium to place the policy in force.  Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions.  See “Purchase and Allocation” on page 2 for further details.  However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. For more information, see “Can my Policy Lapse?” on page 9.

We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us.  In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the “Code”), unless you also request an increase in the Specified Death Benefit that we approve.  We also will not accept any premium that would cause your policy to be deemed a “modified endowment contract” under the Code, without your written consent or acknowledgement.

3.   What is the Guaranteed Death Benefit (GDB) Rider?

The GDB Rider helps to keep your policy in force for the duration of the rider, if you meet its premium requirement, notwithstanding the Accumulated Value.  The premium requirement is met if, on each Monthly Anniversary, the total premiums paid, less Debt and less partial surrenders, are equal to or exceed the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary, or to the Insured's Attained Age 121, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premiums received plus the amount of the loan.  The GDB Rider automatically attaches to a

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policy that qualifies at the time of application, and the benefit lasts for the greater of 20 years or until the Insured turns age 65.  This rider is available only with Death Benefit Options A and B.  For more information about this rider, see “Guaranteed Death Benefit (GDB) Rider” on page 33.

4.   How is my Accumulated Value Determined?

Your Accumulated Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account.  Your Accumulated Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed.  We have summarized the charges imposed under the policy in “Fee Table” and described them in more detail in “Charges and Deductions” on page 38.  We do not guarantee a minimum Accumulated Value on amounts allocated to the Separate Account.  For more information about your Accumulated Value, see “Accumulated Value” on page 12.

5.   How are my Premiums Allocated?

Before your premiums are allocated to the Accumulated Value, we deduct a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively, “Premium Charges”).  For more detail, see the Fee Table on page 1 and “Charges and Deductions” on page 38.  The amount remaining after the deduction of the Premium Charges is called the Net Premium.

When you apply for the policy, you must specify in your application how to allocate your Net Premiums on a percentage basis.  You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date.  See “Right to Examine the Policy” on page 37 for more information about the Right to Examine Period.  For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions.  We do not credit any interest or earnings on premiums we receive before the Commencement Date.

After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center.  However, we reserve the right to delay the allocation of any Net Premium that requires underwriting.  We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us.  See “Allocation of Premium” on page 12 for more information about how your premiums are allocated.

6.   May I Transfer Accumulated Value Among the Investment Divisions and the Fixed Account?

You may transfer Accumulated Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions.  Regarding the transfer restrictions, see “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 13.

In addition, you may use our automatic dollar cost averaging and rebalancing programs.  For additional information, please see “Dollar Cost Averaging” on page 2 and “Rebalancing” on page 15.

7.   What are the Death Benefit Options?

We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured.  The policy provides for three Death Benefit options.  Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit and the Minimum Death Benefit.  Under Option B, the Death Benefit equals the greater of the Specified Death Benefit plus the Accumulated Value, and the Minimum Death Benefit.  Under Option C, the Death Benefit equals the greater of (a) the Specified Death Benefit plus the greater of (i) the cumulative amount of all premiums paid minus total partial surrenders and (ii) zero and (b) the Minimum Death Benefit.

Policies applied for from October 6, 2008 through November 2, 2008 may have elected an optional Protector Term Insurance Rider that provides additional coverage on the policy’s Insured.  The costs and terms of the coverage under this rider are significantly different than the coverage that is provided under the base policy.   If your policy has such a rider, please refer to “Protector Term Insurance Rider” on page 33 for further information.

You must choose one of the Death Benefit options when you apply for a policy.  You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions.  We reserve the right to limit or refuse changes to the Death Benefit options.  For additional information, please see “Death Benefit Options” on page 29.

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8.   How is the Death Benefit Paid?

If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary.  The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges).  We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death.  We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Until due proof of death is received, any amount in the Separate Account will be subject to investment risk.  For additional information, please see “Death Benefit” on page 29.

9.   Can I Increase or Decrease my Policy's Specified Death Benefit?

Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit.  Your Specified Death Benefit can remain level for the life of your policy or change on Policy Anniversaries, subject to certain limitations.  After your first Policy Year, you may request to change your Specified Death Benefit.  You are permitted only one change per Policy Year.  Your written request must be for at least $10,000.  If you request an increase, you must provide evidence of insurability satisfactory to us.  An increase in the Specified Death Benefit increases the charges deducted from your Accumulated Value.  You may not decrease any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  The minimum is $100,000 for all policies.  We reserve the right to limit or refuse changes in the Specified Death Benefit.  For more detail, including the conditions and limitations, see “Changes in Specified Death Benefit” on page 30.  In addition, modifying your policy's Specified Death Benefit might have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 42.

10.   Do I have Access to the Value of my Policy?

Yes.  You may surrender your policy at any time for the Cash Surrender Value.  If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans, if that amount is greater than the Cash Surrender Value.

We also currently permit you to take up to twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland), after the first Policy Year.  The total partial surrender amount deducted from your Accumulated Value will consist of the amount payable to you, a flat fee not to exceed $25 and taxes.  The total partial surrender amount must be at least $500.  Other restrictions may apply.  For more information, see “What are the Limitations on Partial Surrender?” on page 9 and “Partial Surrenders” on page 35.  A full or partial surrender may have tax consequences.  For more information, see “Federal Tax Considerations” beginning on page 42.

11.   May I Take out a Policy Loan?

Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations.  To secure a loan's repayment, we automatically transfer a corresponding amount of Accumulated Value to the Loan Account.  Day 1 Loans are also available.  For more information, see “Policy Loans” on page 2.  Policy loans may have tax consequences if your policy is deemed to be a “modified endowment contract” for federal income tax purposes.  For more information, see “Policies Which Are MECs” on page 44.

12.   Can I Cancel my Policy?

In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value plus fees and charges.  For more information, see “Right to Examine the Policy,” on page 37.  In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.

Risks of the Policy

1.   Is my Accumulated Value Guaranteed?

Your Accumulated Value is not guaranteed.  (However, the payment of the Death Benefit may be guaranteed under the GDB Rider, assuming that you meet certain conditions.)  The value of your policy fluctuates with the performance of the allocation options

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you choose.  Your allocation options may not perform to your expectations.  Your Accumulated Values in the Investment Divisions may rise or fall depending on the performance of the Underlying Mutual Funds in which the Investment Divisions invest and the charges under your policy.  For more detail, please see “The Underlying Mutual Funds and Associated Risks” on page 10 and “The Separate Account” on page 15.  In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

2.   Is this Policy Suitable for Short-Term Savings?

The policy is designed for long term financial planning.  Accordingly, you should not purchase the policy if you may need to access the Accumulated Value within a short time.  Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

3.   Can my Policy Lapse?

Your policy could lapse and terminate without value if the Net Accumulated Value becomes too low to support the policy's monthly charges, unless the GDB Rider is in effect.  If your Accumulated Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating.  We will notify you in writing.  See “Termination and Grace Period” on page 37.  If you have any outstanding Debt when your policy lapses, you may have taxable income as a result.  See “Federal Tax Considerations” on page 42.  Poor investment performance may cause your policy to lapse.  Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing the Net Accumulated Value.

4.   Are There Risks Involved with Specialized Uses of the Policy?

Because the policy provides for an accumulation of Accumulated Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes.  Purchasing the policy in part for such purposes may involve certain risks.  For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Accumulated Value to fund the purpose for which you purchased the policy.  Partial surrenders and policy loans may significantly affect current and future Accumulated Values, the Net Accumulated Value or Death Benefit Proceeds.  The policy is designed to provide benefits on a long-term basis.  Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.  In addition, using a policy for a specialized purpose may have tax consequences.  See “Federal Tax Considerations” on page 42.

5.   What are the Limitations on Partial Surrender?

You may not take a partial surrender in the first Policy Year.  After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year (six partial surrenders per Policy Year in Maryland).  We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year.  The minimum total partial surrender amount is $500, including a partial surrender fee not to exceed $25 and any applicable taxes.  A partial surrender will reduce your Net Accumulated Value and may reduce your Specified Death Benefit.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce the Specified Death Benefit below the minimum Specified Death Benefit shown in your policy.  If your partial surrender request would reduce your Net Accumulated Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage.  Please note that partial surrenders reduce your policy's Death Benefit.  See “Partial Surrenders” on page 35.  In addition, partial surrenders may have tax consequences.  See “Federal Tax Considerations” on page 42.

6.   What are the Limitations on Transfer?

Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs.  We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.  See “Transfer of Accumulated Value” and “Restrictions on Transfers” beginning on page 13.

7.   What are the Limitations or Charges on Surrender of the Policy?

You may surrender your policy at any time without charge, subject to any outstanding Debt.  Surrendering your policy may have tax consequences.  See “Federal Tax Considerations” on page 42.

8.   What are the Risks of Taking a Policy Loan?

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Taking a loan from your policy may increase the risk that your policy will lapse.  The loan will have a permanent effect on your Accumulated Value and will reduce the Death Benefit Proceeds.  In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences.  See “Policies Which Are MECs” on page 44.

9.   What are the Tax Consequences of Buying this Policy?

Your policy is structured to meet the definition of a life insurance contract under the Code.  We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.  We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy.  In addition, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.  The benefits under a policy may also be subject to taxes other than income taxes, including estate taxes.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a “modified endowment contract.”  Depending on the amount and timing of your premiums, your policy may meet that definition.  Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  Partial surrenders and policy loans, however, are treated differently.  For more information on the tax treatment of the policy, see “Federal Tax Considerations” on page 42.

The Underlying Mutual Funds and Associated Risks

1.   What is an Underlying Mutual Fund?

Each of the Investment Divisions invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  Each Underlying Mutual Fund holds its assets separate from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Underlying Mutual Funds.  Each Underlying Mutual Fund operates as a separate investment fund, and the income, gains and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other.  The Underlying Mutual Funds in which the Investment Divisions currently invest are set forth in this prospectus.  Some of the Investment Divisions described in this prospectus may not be available under your policy.  For more information about the Underlying Mutual Funds, please see “The Underlying Mutual Funds” on page 15.

2.   What are the Risks of the Underlying Mutual Funds?

We do not promise that the Underlying Mutual Funds will meet their investment objectives.  Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Underlying Mutual Funds in which those Investment Divisions invest.  You bear the investment risk that those Underlying Mutual Funds possibly will not meet their investment objectives.  A description of each Underlying Mutual Fund's investment policies and a comprehensive statement of each Underlying Mutual Fund's risks may be found in its prospectus.  For additional information, please see “The Underlying Mutual Funds” on page 15.

3.   How can I Learn More about the Underlying Mutual Funds?

You should read the Underlying Mutual Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before making an allocation or transfer.

PURCHASE AND ALLOCATION

Purchasing a Policy.  You may apply to purchase a policy by submitting a written application to us through an authorized sales representative.  We will not issue a policy to insure people who are older than age 90.  The minimum Specified Death Benefit is $100,000.  Before we issue a policy, we require you to submit evidence of insurability satisfactory to us.  Acceptance of your application is subject to our underwriting rules.  We reserve the right to reject your application for any reason.  Your policy may differ from the general description in this prospectus because we need to comply with differences in applicable state law.  Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the policy, as appropriate.

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In general, we will issue your policy when we have determined that your application meets our underwriting requirements.  We apply our customary underwriting standards to the proposed Insured.  If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met.  An example of an outstanding requirement is an amendment to your policy that requires your signature.  We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner.  We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age.  Backdating to save age can be advantageous because age is an individual characteristic that causes the cost of insurance charge to vary.  You may be able to reduce the amount of your cost of insurance charge in backdating the Policy Date.  At the same time, however, this increases the number of times the cost of insurance charge will have been deducted since the backdated Policy Date, which will reduce the value of your initial allocations.  You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you.  The Policy Date determines Monthly Deduction days, Policy Months and Policy Years.  If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day and will have an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your initial requested Specified Death Benefit is less than $500,000, we will offer the Insured temporary conditional insurance coverage during the underwriting process, subject to conditions.  Some of the conditions include the following:  all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions.  This temporary conditional insurance coverage is limited to $500,000 (less in some states, for example $25,000 in Kansas) or the initial Specified Death Benefit applied for, whichever is less.

If we approve your application, we will begin to deduct policy charges as of the Policy Date.  If we reject your application, we will not issue you a policy.  We will return any premium you have paid, adding interest if, as, and at the rate, required in your state.  We will not subtract any policy charges from the amount we refund to you.

Premiums and Premium Limits.  To place your policy in force, you generally must pay an initial premium.  As described in “Planned Premium” below, we will send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually.  You may also pay premiums monthly or quarterly, including your initial premium, through EFT (Electronic Fund Transfers).

In general you may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in “Federal Tax Considerations” beginning on page 2.  Premiums must be sent to us at the address on the first page.  Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary.  We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.  We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Your policy is subject to premium payment maximums if you do not want your policy to become a “modified endowment contract” (MEC) under the Code as explained in “Federal Tax Considerations.”  Your Policy may also be subject to premium payment maximums depending on the tax test you choose to be sure your policy satisfies the definition of a life insurance contract under the Code.  You may choose either the Guideline Premium and Cash Value Corridor Test or the Cash Value Accumulation Test as your irrevocable tax test.  The Cash Value Accumulation test does not impose a premium limitation.  The Guideline Premium and Cash Value Corridor Test does not allow cumulative premium payments in excess of the Guideline Premium limitation.  For more information, see “Death Benefit Options” on page 29 and “Federal Tax Considerations” on page 42.

We will monitor your premium payments and other policy transactions and notify you of potential adverse tax consequences.  Any premium we receive more than 15 days prior to a Policy Anniversary in excess of your policy's maximums will be automatically returned to you.  With your consent, we will hold any premium payment in excess of your policy's maximum received less than 15 days prior to a Policy Anniversary.  We will not credit interest on a held premium payment, which will be deemed paid into your Policy on the next Policy Anniversary for all calculations under the Policy.  If the held premium is in excess of your policy's maximums on the next Policy Anniversary, the excess will be returned to you.  Alternatively, you could request to increase your Specified Death Benefit (or, for policies applied for before October 6, 2008, the Schedule of Specified Death Benefits), subject to evidence of insurability.

Planned Premium.  In your policy application, you will be asked to establish a schedule of “planned premium” payments by specifying the amount and frequency of such payments.  You are not required to pay any planned premium.  We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you.  We reserve the right to stop sending such notices if no planned premiums are paid within any two consecutive Policy Years.  You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

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Paying planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled.  If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force, but paying planned premiums generally provides greater benefits than paying a lower amount of premium.  And paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Qualifying Monthly Premium Amount necessary to keep the GDB benefit in force.  See “Guaranteed Death Benefit (GDB) Rider” on page 33.

Allocation of Premium.  Your Net Premiums are allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected.  We deduct the Premium Charges from your premium before allocation.

You must specify your allocation percentages in your application.  Percentages must be in whole numbers and the total allocation must equal 100%.  The minimum allocation percentage per allocation option is 1%.  We will allocate any additional premiums according to those percentages until you give us new allocation instructions.  You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date.  (We will hold in our general account all premium payments made before the Commencement Date.)  The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.  If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy the requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date.  Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date.  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.  In most cases, the Right to Examine Period is 10 days, but is longer in some cases.  See “Right to Examine the Policy” on page 37 for more information about the Right to Examine Period.  Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions.  On Net Premiums allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate, which will not be lower than 3%, on the portion designated to remain in the Fixed Account than on the portion designated for the Investment Divisions.  Transfers on the Allocation Date will not count against the free transfer limit under your policy.

After the Allocation Date, we will generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center.  If an additional premium would result in an increase in the Net Amount at Risk and thus requires underwriting, we may delay allocation until we have completed underwriting.  At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

Accumulated Value.  Your Accumulated Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account.  Your Accumulated Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of any partial surrenders.  Your Accumulated Value is also subject to charges and deductions.  See “Charges and Deductions” on page 38.  There is no minimum guaranteed Accumulated Value.

Valuations for initial premiums and subsequent premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in “Allocation of Premiums” above.  We will make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day.  Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

Accumulation Unit Value.  We measure your Accumulated Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy.  When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division.  The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made.  The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions.  The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, and partial surrender fee), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made.  However, these adjustments do not affect the value of an Accumulation Unit.

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The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding Underlying Mutual Fund and the deduction of certain charges and expenses.  We set the value of an Accumulation Unit at $10 when each Investment Division is established.  Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

(1)	Determine the total value of assets in the Investment Division;

(2)	Subtract from that amount the applicable Asset Based Risk Charge and the tax charge (if any); and

(3)	Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the Underlying Mutual Funds for a description of how the assets of each Underlying Mutual Fund are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Accumulated Value.

Transfer of Accumulated Value.  You may request a transfer of Accumulated Value between and among the Investment Divisions and the Fixed Account in writing, by telephone, or via the Internet after the Allocation Date.  You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account.  You may make one transfer from the Fixed Account to the Investment Divisions each Policy Year.  This amount transferred from the Fixed Account may not exceed the greatest of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account.

As a general rule, we will only make transfers on Valuation Days.  If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day.  Otherwise, we will make the transfer on the next day that is a Valuation Day.  We process transfers at the price next computed after we receive your transfer request.  We will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers.  The policy is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying Underlying Mutual Fund and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Underlying Mutual Fund.  Neither the policies nor the underlying Underlying Mutual Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy.  To protect Owners and the underlying Underlying Mutual Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

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•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size.  We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial surrender to access the Accumulated Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

Transfers Authorized by Telephone or the Internet.  You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above.  Our Customer Service representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change your PIN at www.jackson.com.

You may make transfers by telephone or through the Internet.  Any authorization you provide to us in the application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary.  To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  We will retain records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed.  Our procedures are designed to provide reasonable assurance that

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telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape-recording telephone communications and other specific details.  We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize.  However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.  We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege.  Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order.  Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owner, designated by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

Dollar Cost Averaging.  Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account.  The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually.  The minimum initial balance of your allocation option from which transfers will be made is $5,000.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment.  In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates.  However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market.  Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center.  Call or write us for a copy of the request form and additional information concerning the program.  We may change, terminate, limit, or suspend dollar cost averaging at any time.

Rebalancing.  Rebalancing allows you to readjust the percentage of your Accumulated Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments.  Over time, the variations in each Investment Division's investment results will shift the balance of your Accumulated Value allocations.  Under the rebalancing program, we automatically transfer your Accumulated Value, back to the percentages you specify in accordance with procedures and requirements that we establish.  Restrictions on transfers from the Fixed Account will not apply to rebalancing.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center.  Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulated Value allocated to the better performing segments.  Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing.  Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used.  We may change, terminate, limit, or suspend rebalancing at any time.

THE SEPARATE ACCOUNT

The Underlying Mutual Funds.  The Separate Account is divided into Investment Divisions.  Each Investment Division invests in shares of one of the Underlying Mutual Funds.  Each Underlying Mutual Fund is a separate investment series of JNL® Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act.  We briefly describe the Underlying Mutual Funds below.  You should read the current prospectuses for the Underlying Mutual Funds for more detailed and complete information concerning the Underlying Mutual Funds, their investment objectives and strategies, and the investment risks associated with the Underlying Mutual Funds.  If you do not have a prospectus for a Underlying Mutual Fund, contact us and we will send you a copy.

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Each Underlying Mutual Fund holds its assets separately from the assets of the other Underlying Mutual Funds, and each Underlying Mutual Fund has its own distinct investment objective and policies.  Each Underlying Mutual Fund operates as a separate investment fund and the income, gains, and losses of one Underlying Mutual Fund generally have no effect on the investment performance of any other Underlying Mutual Fund.

Important information regarding the Investment Divisions investing in the JNL/Goldman Sachs Emerging Markets Debt Fund; JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Global Alpha Fund; and JNL/Red Rocks Listed Private Equity Fund (collectively, the “Divisions”):  Effective August 29, 2011, the Divisions have stopped accepting any additional allocations or transfers. All other Investment Divisions of the Separate Account remain available.  Important Note:  If you currently have an automatic program, such as Dollar Cost Averaging and Rebalancing, and it includes an allocation to any of the Divisions, you can continue to invest in the Divisions based on your existing election until you revise or terminate the automatic program. Any change to the existing automatic program is not permitted if you wish to continue an allocation to the Division. The Divisions are not available for any new or revised allocation instructions under any automatic program.  If you make a subsequent premium payment and have future allocation instructions on file with us that include an allocation to any of the Divisions, you must choose a replacement Investment Division.  All such allocations prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Policy value in the JNL/WMC Money Market Investment Division to any other available Investment Division.  If an application for a Policy is received on or after August 29, 2011, or if a pending application is not in good order by August 26, 2011, and it includes an allocation to any one of the Divisions, that allocation will be allocated to the JNL/WMC Money Market Investment Division.  Please consult your representative promptly to assist you in subsequently reallocating the Policy value in the JNL/WMC Money Market Investment Division to any other available Investment Division.  Amounts invested in any of the Divisions as of August 29, 2011 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of any of the Divisions in connection with the usual transactions under a Policy. However, if you transfer out of any of the Divisions on or after August 29, 2011 you will not be able to transfer back in.

Underscored are the Underlying Mutual Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical.  The Underlying Mutual Funds are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the Underlying Mutual Funds are attached to this prospectus.

JNL Series Trust

JNL/American Funds® Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Blue Chip Income and Growth FundSM (“Master Blue Chip Income and Growth Fund” or “Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion. The Master Fund also will ordinarily invest at least 90% of its equity assets in the stock of companies whose debt securities are rated at least investment grade. The Master Fund may invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Global Bond Fund” or “Master Fund”). The Master Fund is designed for investors seeking returns through a portfolio of debt securities issued by companies based around the world. The Master Fund seeks to provide, over the long term, with as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. The Master Fund invests primarily in debt securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Global Small Capitalization Fund” or “Master Fund”). The Master Global Small Capitalization Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries). The Master Global Small Capitalization Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Global Capitalization

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Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth-Income FundSM (“Master Growth-Income Fund” or “Master Fund”). The Master Growth-Income Fund seeks to make the investment grow and provide income over time by investing primarily in common stocks or other securities that the investment adviser to the Master Fund believes demonstrate the potential for appreciation and/or dividends.  The Master Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM (“Master International Fund” or “Master Fund”). The Master International Fund seeks to make the investment grow over time by investing primarily in common stocks of companies domiciled outside the United States , including companies domiciled in developing countries, that the investment adviser of the Master Fund believes have the potential for growth . The Master Fund is designed for investors seeking capital appreciation through stocks. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World Fund ® (“Master New World Fund” or “Master Fund”). The Master Fund is designed for investors seeking capital appreciation over time.  The Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations.  Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL/BlackRock Commodity Securities Strategy Fund   (formerly, JNL/BlackRock Commodity Securities Fund )
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.  The Fund may invest in securities of any market capitalization.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% to 75% of its assets in the “Natural Resources Strategy,” and 25% to 50% of its assets in the “Commodity Strategy.”  The “Natural Resources Strategy” will focus on companies active in the extraction, production, and processing of commodities and raw materials. The “Commodity Strategy” will focus on investments in commodity securities.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world.  Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.  The Fund may invest in the securities of companies of any market capitalization.  The Fund uses derivatives as a means of managing exposure to foreign currencies and other adverse market movements, as well as to increase returns.

JNL/Brookfield Global Infrastructure Fund
Jackson National Asset Management, LLC (and Brookfield Investment Management Inc.)

Seeks total return through growth of capital and current income by investing , under normal market conditions, at least 80% of its net assets in securities of publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States.  Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of master limited partnerships, issued by infrastructure and infrastructure-related companies.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed income securities of U.S. and non-U.S. issuers.  The Fund's neutral position is a 65%/35% blend of equities and fixed income , but may allocate 55% to 75% of the Fund’s assets to equity securities and 25% to 45% of the Fund’s assets to fixed income securities.  The Fund may also invest in debt securities of developing country (emerging market) issuers.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

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Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.  The Fund may also invest in equity securities of developing country (emerging market) issuers.

JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. U niverse.  The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.  Additionally, the range by which the Fund’s percentage allocation to all securities as compared to the U.S. Universe may be modified after considering other factors the Sub-Adviser determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000® Index.  The Fund’s equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

JNL/Eastspring Investments Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return and capital appreciation by investing under normal circumstances at least 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region.   Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

JNL/Eastspring Investments China-India Fund
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India. Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing, under normal market conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets. The equity securities in which the Fund primarily invests are common stock. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains by investing, under normal market conditions, primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related issuers, or corporate issuers worldwide (collectively, “ bonds ”) . The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. In addition, the Fund's assets will be invested in issuers located in at least three countries (including the U.S.). The Fund may invest without limit in developing markets.

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.   The equity securities in which the Fund invests consist primarily of common stock. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage and asset-backed securities, debentures, zero coupon bonds, notes, and short term debt instruments.   The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.  In its search for growth opportunities, the Fund maintains the flexibility , based on economic conditions, to invest in common stocks of companies from a variety of   industries such as utilities, financials, energy and healthcare , but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors.

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JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC)

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of marketable equity and equity-related securities of smaller international. The equity securities in which the Fund primarily invests are common stock.   The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index.  The Fund may invest up to 10% of its net assets in developing or emerging market countries.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income by investing, under normal market conditions, primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.  To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest.  However, the Fund currently invests the equity portion of its portfolio primarily to predominately in companies with market capitalizations greater than $5 billion, with a portion or a significant amount in smaller companies.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, under normal market conditions , at least 80% of its assets in investments of small-capitalization companies.  The Sub-Adviser deems small capitalization companies as companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase.   The Fund invests primarily in common stocks.  The Fund may invest up to 25% of its total assets in foreign securities.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed income securities and related investments.  The Sub-Adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed income market including in U.S. investment-grade bonds, collateralized loan obligations, high-yield non-investment grade debt securities, corporate debt securities, emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.  The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities.

JNL/Goldman Sachs Emerging Markets Debt Fund (Please Note: The Investment Division investing in the JNL/Goldman Sachs Emerging Markets Debt Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of total return consisting of income and capital appreciation by investing, under normal circumstances, at least 80% of its assets in (i) sovereign and corporate debt securities and other instruments of issuers in emerging countries, denominated in any currency; and /or (ii) currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.   Such instruments referred to in (i) above may include credit linked notes and other investments with similar economic exposures. Emerging market countries include but are not limited to those considered to be developing by the World Bank.

Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated.   Additionally, the Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to attempt to improve the performance of the Fund and to gain exposure to certain countries or currencies in the Fund’s investment portfolio.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in securities within the market capitalization range of the Russell Midcap® Value Index and Russell 2500 Value Index .  If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.   The Fund may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities denominated in foreign currencies.  The Fund may also invest in derivatives.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.  The Sub-Adviser will normally establish long and short positions in equity securities.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the

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index.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management L imited )

Seeks high total return by investing, normally, at least 80% of its assets in the equity and debt securities of real estate and real estate-related companies located in at least three different countries, including the United States.  These companies include real estate investment trusts or other real estate operating companies. The Fund may also invest in the following other investments that have economic characteristics similar to the Fund’s direct investments: derivatives, exchange-traded funds and American Depositary Receipts.  These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S.   The Fund may also invest no more than 30% in emerging markets securities.  Emerging markets countries are those countries that are in the initial stages of their industrial cycles.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.  The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s investments may include other securities, such as synthetic instruments.  Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.   The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.  The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s investments may include other securities, such as derivative instruments.   D erivative instruments are investments that have economic characteristics similar to the Fund’s direct investments.   D erivative instruments in which the Fund may invest may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. D erivative instruments may have the effect of leveraging the Fund’s portfolio.   The Fund may also invest up to 25% of its total assets in foreign securities.  The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets located around the globe , as well as investments in precious metals and investment s with exposure to various foreign currencies.  The Fund may invest up to 100% of its total assets in foreign securities.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.  The Fund may also invest in the equity securities of companies in developing countries or “emerging markets.”

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.  Market capitalization is the total market value of a company’s shares. The Fund may also invest up to 20% of its total assets in all types of foreign securities.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in US Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.  The Fund may also invest in high-quality corporate debt securities.

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JNL/Lazard Emerging Markets Fund (Please Note: The Investment Division investing in the JNL/Lazard Emerging Markets Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.  The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.

JNL/Lazard Mid Cap Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/M&G Global Basics Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term capital growth by investing in companies operating in basic industries (“primary” and “secondary” industries), and also in companies that service these industries.  The Fund focuses on the “building blocks of the global economy.”  The Fund invests in companies that produce raw materials or turn them into products for consumers.  Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy).  The Fund may also invest in other global equities.

JNL/M&G Global Leaders Fund
Jackson National Asset Management, LLC (and M&G Investment Management Limited)

Seeks to maximize long-term total return (the combination of income and growth of capital) by investing in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders) either directly or as a result of a rise in its stock or bond price or dividends, or stock splits, or indirectly by its participation in activities or markets providing for future enhanced profitability.  The Fund aims to achieve consistent returns in the global equity funds sector.

JNL/Mellon Capital Emerging Markets Index Fund   (formerly, JNL/Mellon Capital Management Emerging Markets Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries by investing, under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index; which may be in the form of American Depositary receipts, Global Depositary receipts and European Depositary receipts.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that comprise the Index.

JNL/Mellon Capital European 30 Fund   (formerly, JNL/Mellon Capital Management European 30 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Pacific Rim 30 Fund   (formerly, JNL/Mellon Capital Management Pacific Rim 30 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital S&P 500 Index Fund   (formerly, JNL/Mellon Capital Management S&P 500 Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.  The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital S&P 400 MidCap Index Fund   (formerly, JNL/Mellon Capital Management S&P 400 MidCap Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P MidCap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations; under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Small Cap Index Fund   (formerly, JNL/Mellon Capital Management Small Cap Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies; under normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities in order to provide long-term growth of capital.

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JNL/Mellon Capital International Index Fund   (formerly, JNL/Mellon Capital Management International Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index.  The Fund invests in international equity securities attempting to match the characteristics of each country within the index; under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth.

JNL/Mellon Capital Bond Index Fund   (formerly, JNL/Mellon Capital Management Bond Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays Capital U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities.  The Fund seeks to provide a moderate rate of income by investing in domestic fixed income investments.

JNL/Mellon Capital Global Alpha Fund   (formerly, JNL/Mellon Capital Management Global Alpha Fund )  (Please Note:  The Investment Division investing in the JNL/Mellon Capital Management Global Alpha Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed income securities.  The Fund ordinarily invests in at least three countries, focusing on the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.

  JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund   (formerly, JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Dow Jones U.S. Contrarian Opportunities Index.  The Fund is constructed to mirror the Dow Jones U.S. Contrarian Opportunities Index to systematically measure the performance of stocks that lag behind the broader market in terms of recent performance, but that outrank their peers based on fundamentals-based and other qualitative criteria.

JNL/Morgan Stanley Mid Cap Growth Fund
Jackson National Asset Management, LLC (and Morgan Stanley Investment Management Inc.)

Seeks long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of mid cap companies, primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Fixed Income LLC)

Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets.  However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan.  The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

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Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in high-yield, high-risk debt securities commonly referred to as “junk bonds” and related investments. Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in derivatives instruments that have economic characteristics similar to the fixed income investments may be used for the purpose of satisfying the 80% minimum investment requirement.  The Fund may also invest in securities of foreign issuers.  To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index ” ) under normal market conditions at the time of initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, in a diversified portfolio of equity securities of domestic companies.  Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund (Please Note:  The Investment Division investing in the JNL/Red Rocks Listed Private Equity Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)

Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have as its stated intention to have a significant portion of its assets invested in or exposed to private companies  (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing primarily in common stocks, concentrating its investments in well-established growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.  The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities, including emerging markets.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund’s average effective maturity will not exceed three years.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued.  Stock holdings are expected to consist primarily of large-company stocks , but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.  Income is a secondary objective.

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JNL/UBS Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and UBS Global Asset Management (Americas) Inc.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies.  The Fund defines large capitalization companies as those with a market capitalization of at least $2.5 billion at the time of investment. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.   Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed income securities, including cash and cash equivalents.  The Fund may invest up to 15% of its assets in foreign equity and fixed income securities.

JNL/WMC Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments; (ii) time deposits, certificates of deposit and bankers acceptances, issued by banks and other lending institutions; (iii) commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities); (iv) obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and (v) repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.  In selecting companies, SPIAS looks for the 30 companies ranked by return on invested capital and lowest market-to-book multiples.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three companies with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC, companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor's Investment Advisory Services LLC seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.  It is expected that the strategy will tend to select mid- and small-capitalization stocks of the S&P 500.

JNL Variable Fund LLC

JNL/Mellon Capital Nasdaq ® 25 Fund   (formerly, JNL/Mellon Capital Management Nasdaq® 25 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of the 25 companies that are expected to have a potential for capital appreciation.  The

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Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Value Line ® 30 Fund   (formerly, JNL/Mellon Capital Management Value Line® 30 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of 30 companies that Value Line® gives a #1 ranking for TimelinessTM.  The 30 companies are selected each year by the sub-adviser based on certain positive financial attributes.  The #1 TimelinessTM top ranking given to only 100 stocks reflects Value Line’s view of their probable price performance during the next six months relative to the other stocks ranked by Value Line®.

JNL/Mellon Capital Dow SM Dividend Fund   (formerly, JNL/Mellon Capital Management DowSM Dividend Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide the potential for an above-average total return by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book on a specific date each year .

JNL/Mellon Capital S&P ® 24 Fund   (formerly, JNL/Mellon Capital Management S&P® 24 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on a specific date each year .

JNL/Mellon Capital S&P ® SMid 60 Fund   (formerly,   JNL/Mellon Capital Management S&P® SMid 60 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor's MidCap 400 Index and 30 companies in the Standard & Poor's SmallCap 600 Index.  The 60 companies are selected on a specific date each year .  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Sub-Adviser follows a process that attempts to select small and mid-cap companies that are likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital NYSE ® International 25 Fund   (formerly, JNL/Mellon Capital Management NYSE® International 25 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies that trade on the New York Stock Exchange (“NYSE”).  The 25 companies are selected on a specific date each year   by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 companies with the highest overall ranking on the two factors.  The sub-adviser may also purchase American Depositary Receipts or the foreign stock.

JNL/Mellon Capital 25 Fund   (formerly, JNL/Mellon Capital Management 25 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The companies in the portfolio are determined by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on a specific date each year .

JNL/Mellon Capital Select Small-Cap Fund   (formerly, JNL/Mellon Capital Management Select Small-Cap Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing, under normal circumstances, at least 80% of its assets in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange or The Nasdaq Stock Market, on a specific date each year .

JNL/Mellon Capital JNL 5 Fund   (formerly, JNL/Mellon Capital Management JNL 5 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢	20% in the Global 15 Strategy, a dividend yielding strategy;
➢	20% in the 25 Strategy, a dividend yielding strategy; and
➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital JNL Optimized 5 Fund   (formerly, JNL/Mellon Capital Management JNL Optimized 5 Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;

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➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 20 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital VIP Fund   (formerly, JNL/Mellon Capital Management VIP Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies. The Fund invests approximately 1/6 (approximately 17%) of its net assets in each of the following strategies:

➢	The DowSM Dividend Strategy;
➢	The European 20 Strategy;
➢	The Nasdaq® 25 Strategy;
➢	The S&P 24 Strategy;
➢	The Select Small-Cap Strategy; and
➢	The Value Line® 30 Strategy.

JNL/Mellon Capital Communications Sector Fund   (formerly, JNL/Mellon Capital Management Communications Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Consumer Brands Sector Fund   (formerly, JNL/Mellon Capital Management Consumer Brands Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Financial Sector Fund   (formerly, JNL/Mellon Capital Management Financial Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Healthcare Sector Fund   (formerly, JNL/Mellon Capital Management Healthcare Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Oil & Gas Sector Fund   (formerly, JNL/Mellon Capital Management Oil & Gas Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Technology Sector Fund   (formerly, JNL/Mellon Capital Management Technology Sector Fund )
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain of the Underlying Mutual Funds are similar to the investment objectives and policies of other mutual funds that the Underlying Mutual Fund's investment sub-advisers also manage.  Although the objectives and policies may be similar, the investment results of the Underlying Mutual Funds may be higher or lower than the investment results of those other mutual funds.  We cannot guarantee, and make no representation, that the investment results of similar Underlying Mutual Funds will be comparable even though the Underlying Mutual Funds have the same investment sub-advisers.  The Underlying Mutual Funds described are available only through variable annuity and variable life Contracts issued by Jackson.  Shares of the Underlying Mutual Funds may also be sold directly to qualified retirement plans.  They are NOT offered or made available to the general public directly.

A Underlying Mutual Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Underlying Mutual Fund with a small asset base.  A Underlying Mutual Fund may not experience similar performance as its assets grow.

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You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing.  Additional Underlying Mutual Funds and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a Underlying Mutual Fund in shares of that Underlying Mutual Fund at net asset value.  The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business.  We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding Underlying Mutual Fund and redeem shares in the Underlying Mutual Funds to meet policy obligations.  The Underlying Mutual Funds are required to redeem their shares at net asset value and to make payment within seven days.

Certain Underlying Mutual Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts.  It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Underlying Mutual Fund.  Although neither we nor any of the Underlying Mutual Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each Underlying Mutual Fund's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.  If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

Voting Privileges.  As a general matter, you do not have a direct right to vote the shares of the Underlying Mutual Funds held by the Investment Divisions to which you have allocated your Accumulated Value.  Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters.  We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues.  We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Underlying Mutual Fund for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions.  However, if you assign your policy, the assignee may be entitled to give voting instructions.  Retirement plans may have different rules for voting by plan participants.  If you send us written voting instructions, we follow your instructions in voting the Underlying Mutual Fund shares attributable to your policy.  If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners.  We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.  There is no requirement that we receive voting instructions from any minimum percentage of Owners before we can vote uninstructed shares in proportion to the instructions that we do receive.  Where only a relatively small percentage of owners have submitted instructions, however, we may solicit instructions from more Owners, in order to reduce the possibility that the instructions received are not reasonably representative.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Underlying Mutual Funds or to approve or disapprove an investment advisory contract for one or more of the Underlying Mutual Funds.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the Underlying Mutual Funds if we reasonably disapprove of the proposed change.  We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Underlying Mutual Fund or would result in the purchase of securities for the Underlying Mutual Fund that vary from the general quality and nature of investments and investment techniques utilized by the Underlying Mutual Fund.  If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law.  If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Underlying Mutual Fund shares without obtaining instructions from our Owners and we may choose to do so.

Additions, Deletions, and Substitutions of Securities.  If the shares of any of the Underlying Mutual Funds are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a Underlying Mutual Fund is no longer preferred, we may add or substitute shares of another Underlying Mutual Fund or mutual fund for Underlying Mutual Fund shares already purchased or to be purchased in the future.  Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

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(a)	to operate the Separate Account in any form permitted by law;

(b)	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c)	to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

(d)	to add, combine, or remove Investment Divisions in the Separate Account;

(e)	to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

(f)	to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson's other assets.  The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account.  Your policy contains a more complete description of the Fixed Accounts.

The portion of the policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act.  Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the Securities and Exchange Commission.  The statements about the Fixed Account in this prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Net Premium to the Fixed Account at any time while your policy is in force.  With the Fixed Account, we will guarantee the amounts allocated and the crediting of a minimum rate of interest.  From time to time and at our sole discretion we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year.  We may declare different rates for amounts that are allocated to the Fixed Account at different times.  The rate will be re-set on the Policy Anniversary.  All of a policy's amounts in the Fixed Account will be re-set to the same rate on the Policy Anniversary.  We determine interest rates in accordance with a variety of factors.  The Asset Based Risk Charge and Underlying Mutual Fund Expenses do not apply to amounts allocated to the Fixed Account.  All other charges and deductions under a policy apply to amounts allocated to the Fixed Account to the same extent as they apply to amounts allocated to the variable investment options.  Therefore, the amount of your Fixed Account allocation (and interest thereon) that we guarantee is net of any such charges and deductions that are applicable under the terms of the policy.

Amounts allocated to the Fixed Account are part of the general account of Jackson.  We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request.  We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

POLICY BENEFITS AND RIGHTS

Death Benefit.  While your policy is in force, we will pay the Death Benefit Proceeds upon the Insured's death.  We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies).  We will pay the Death Benefit Proceeds in a lump sum or according to one of the optional payment plans, if available.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges.  The amount of Death Benefit is based on the Death Benefit option you have selected, any increases or decreases in the Specified Death Benefit, and in some instances your Accumulated Value.  The Death Benefit Proceeds may be increased if you have added a rider providing optional insurance benefits.  Please see “Optional Insurance Benefits” beginning on page 31.

We will calculate the Death Benefit Proceeds, including any optional insurance benefits added to your policy, as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive due proof of death from the first beneficiary).  The beneficiary will be unable to change the Accumulated Value's allocation before we calculate and pay the Death Benefit Proceeds; Deductions will continue to be taken until we have received due proof of death.  We will usually pay the Death Benefit Proceeds within seven days

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after we have received due proof of death and all other requirements we deem necessary have been satisfied.  Beyond seven days, from due proof of death until payment, the Death Benefit Proceeds will earn interest at a rate set by the state where you purchased the policy.

In most cases, when the Death Benefit Proceeds are paid in a lump sum, we will pay the Death Benefit Proceeds by establishing an interest bearing account, called the “Beneficiary Access Account,” for the beneficiary, in the amount of the Death Benefit Proceeds.  We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds.  The Beneficiary Access Account is part of our general account.  It is not a bank account and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We receive a benefit from all amounts left in the Beneficiary Access Account.  As an alternative to establishing a Beneficiary Access Account, the beneficiary may request to receive a check for the Death Benefit Proceeds directly from the Company.

We may in our sole discretion make available payment options to which the beneficiary may apply the Death Benefit Proceeds in order to receive a stream of periodic payments.  If your beneficiary chooses an available payment option, we will offer a supplemental agreement setting forth the terms of the payment option.  For information concerning the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our sole discretion we may change the selection or the terms of the available payment options (if any) or discontinue offering them.  Before choosing to apply Death Benefit Proceeds to a payment option, your beneficiary should consult a qualified tax adviser.

Death Benefit Options.  You may choose one of three Death Benefit options, each of which depends in part on the amount of the Specified Death Benefit.  The three Death Benefit options are:

Option A:  the Death Benefit is the greater of:  (a) the Specified Death Benefit of the policy; or (b) the Minimum Death Benefit.  Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Accumulated Value.  As your Accumulated Value increases, the Net Amount at Risk under your policy generally decreases, unless your Accumulated Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.  See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

Option B:  the Death Benefit is the greater of (a) the Specified Death Benefit plus the Accumulated Value; or (b) the Minimum Death Benefit.  Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Accumulated Value.  Under this option your policy generally involves a constant Net Amount at Risk.

Option C:  the Death Benefit is the greater of:  (a) the Specified Death Benefit plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit.  Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

Minimum Death Benefit.  The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Accumulated Value multiplied by the applicable Minimum Death Benefit percentage.  We set forth the applicable Minimum Death Benefit percentages in the policy, which are based upon the age of the Insured and depend on the tax test you choose as described below.  While the policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit or the Minimum Death Benefit.

There are two tax tests, which generally require that a policy have a significant element of life insurance (the Minimum Death Benefit) and not be primarily an investment vehicle.  Your tax test choice is irrevocable and between the following:

•	the Cash Value Accumulation Test; and

•	the Guideline Premium and Cash Value Corridor Test.

The Cash Value Accumulation Test determines the Minimum Death Benefit by multiplying a policy's value by a percentage determined by methodology set out in the federal tax regulations.  The percentage depends on an insured's age, sex, and underwriting risk classification.  Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums so long as there is a sufficient death benefit in relation to the policy's value at all times.

The Guideline Premium and Cash Value Corridor Test determines the Minimum Death Benefit and Guideline Premium by comparing a policy's death benefit to an applicable percentage of its cash value.  These percentages are set out in the Code and vary by the insured's age.

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Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than an otherwise comparable policy with an Option B Death Benefit.  As a result, if the Investment Divisions you select experience favorable investment results, your Accumulated Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Accumulated Value.  Thus, you may prefer Option A if you are more interested in the possibility of increasing your Accumulated Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits.  Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

You choose a Death Benefit option in your application to purchase a policy.  If you do not choose a Death Benefit option, we will not issue a policy to you.

Example: If you choose the Guideline Premium and Cash Value Corridor Test as your tax test, under an Option A policy, an increase in the Accumulated Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit, and a decrease in Accumulated Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit).

	A	B
Specified Death Benefit	$200,000	$200,000
Death Benefit Option	A	A
Insured's Age	50	50
Accumulated Value	$115,000	$95,000
Applicable Minimum Death Benefit Percentage	185%	185%
Death Benefit	$212,750	$200,000

Under column A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Accumulated Value of $115,000, multiplied by the Minimum Death Benefit percentage of 185%).  Under column B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Accumulated Value of $95,000 multiplied by the Minimum Death Benefit percentage of 185%).  This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

Changes in Death Benefit Option.  Subject to our consent, after the first Policy Year, you may change the Death Benefit option once each Policy Year by writing to us at the address given on the first page of this prospectus.  If you ask to change from Option A to Option B, we will reduce the Specified Death Benefit (or reduce each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your Policy by the amount of the Accumulated Value.  If you ask to change from Option B to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) of your policy by the amount of the Accumulated Value.  If you ask to change from Option C to Option A, we will increase the Specified Death Benefit (or increase each Specified Death Benefit in the Schedule of Specified Death Benefits for policies applied for before October 6, 2008) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero.  The Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) will change in conjunction with your Death Benefit option change to keep the Net Amount at Risk the same, which may be important to you since your cost of insurance charge is based on the Net Amount at Risk.  You may not change from Option C to Option B or from Option A or B to Option C.  The change will take effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request.  If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  We will send confirmation of your change of Death Benefit Option.  We may require evidence of insurability satisfactory to us for a change from Option A to Option B.  We do not currently require you to prove insurability for other changes in Death Benefit option.

You may not change the Death Benefit option under your policy if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit.  The GDB Rider is available only with Death Benefits Option A and B.

Changes in Specified Death Benefit.  At issue, your Specified Death Benefit can be scheduled to be level over the life of your Policy or to increase or decrease on Policy Anniversaries, subject to certain restrictions.  Your Specified Death Benefit (or Schedule of Specified Death Benefits for policies applied for before October 6, 2008) is set forth in the policy.  Scheduling changes in advance at the same time that you apply for the policy, particularly increases, does not require any additional evidence of insurability and underwriting later.  Moreover, the overall cost of insurance charge for the life insurance coverage may be lower than if you request to change the Specified Death Benefit (or Schedule of Specified Death Benefits) following the Issue Date.  Otherwise, subject to our approval, after the first Policy Year, you may change the Specified Death Benefit (or Schedule of Specified Death Benefits) once each Policy Year by writing to us at the address shown on the first page of this prospectus; however, any change that requires evidence of insurability must include an increase in the Specified Death Benefit for the current Policy Year.

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You should be aware that any change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy.  Any change in Specified Death Benefit must be at least $10,000.  A change in the Specified Death Benefit (or Schedule of Specified Death Benefits) will take effect on the first Monthly Anniversary after we approve the request.  However, if less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary.  To confirm changes in your policy's Specified Death Benefit (or Schedule of Specified Death Benefits), we will send you a confirmation of the change.  We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

A decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) will offset the most recent increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), if any, and the next most recent increase, but we do not permit a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code.  For more information, see “Death Benefit Options” beginning on page 29.  We will not allow a decrease in the Specified Death Benefit (or Schedule of Specified Death Benefits) during the first seven Policy Years or before seven Policy Years from an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits).

For an increase in the Specified Death Benefit (or Schedule of Specified Death Benefits), you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable.  We will not approve a request for a Specified Death Benefit (or Schedule of Specified Death Benefits) increase if the Net Accumulated Value is too small to pay the Monthly Deduction through the end of the Policy Year.  For policies applied for before October 6, 2008, increases in the Schedule of Specified Death Benefits are limited to 10% of your Specified Death Benefit per year, which increases may accumulate up to 50%, and there is a lifetime limit of 400%.  For example, to schedule increases to occur on each of your first, third and ninth Contract Anniversaries, you would be limited to 10%, 20% and 50% of your current Specified Death Benefit, respectively.

For policies applied for before October 6, 2008, refusing a scheduled increase in the Specified Death Benefit voids any future scheduled increases in the Specified Death Benefit.  Similarly, by refusing a scheduled decrease in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit; however, such refusal is only allowed subject to insurability.  You also void any future scheduled increases in the Specified Death Benefit with an unscheduled decrease in the Schedule of Specified Death Benefits.  Any increase in the Specified Death Benefit (scheduled or unscheduled) following a change in the Schedule of Specified Death Benefits that requires evidence of insurability is subject to the underwriting at the time of the change.  This means that a new segment of coverage is created to which cost of insurance rates that differ from those of the original coverage are applied.  This is done to reflect the additional underwriting and the Insured's attained age at the time of the change.

Modifying the policy's Specified Death Benefit may have tax ramifications.  For additional information, please see “Federal Tax Considerations” on page 42.

Optional Insurance Benefits.  You may ask to add one or more of the following riders to your policy at any time to provide additional optional insurance benefits; or in some cases we may add these riders to your policy automatically at no cost.  However, not all these riders may be available in the state where you purchased the policy, or the terms of the optional insurance benefits may differ in some states.  We may require evidence of insurability before we issue a rider to you.  If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction.  For more information concerning what riders are available and their operation and costs, please ask your sales representative or contact us at our Service Center.  At our sole discretion we may offer riders or stop offering any rider at any time.

Terminal Illness Benefit Rider.  The rider provides an accelerated payment of life insurance proceeds if the Insured, or an additional person pursuant to the Other Insured Term Insurance Rider, is terminally ill, as defined in the rider.  The Owner may request an accelerated benefit of between 25% and 100% of the Death Benefit (including any additional insurance coverage) or $250,000, if less.  The amount of the benefit under the policy will be subject to:  a discount for 12 months' interest (not to exceed 8%) as specified in the rider; a pro rata portion of any outstanding Debt; an administrative expense charge fee as determined by the Company (not to exceed $100); and any unpaid policy charges.  If a payment is made pursuant to this rider, the Death Benefit will be reduced by the dollar amount requested.  All other values under the policy will be reduced proportionately.  The amount of the accelerated benefit for an additional person to request is also between 25% and 100% of the insurance coverage under the Other Insurance Term Insurance Rider, and the reduction of insurance coverage will be proportional to any payment made pursuant to this rider.  This rider automatically attaches to a policy that qualifies at the time of application.  There is no expiry date for the Insured.  This rider terminates upon payment of any benefit under the rider.  The expiry date for an additional person is concurrent with the expiry of the Other Insured Term Insurance Rider.

Overloan Protection Benefit Rider – Upon exercise, the rider provides a guarantee that the policy will not lapse due to the policy Debt exceeding the Accumulated Value or due to the Cash Surrender Value being insufficient to pay any Monthly Deduction.  This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding.  However, effects of exercising the rider include transferring any Accumulated Value in the Separate Account to the Fixed Account and setting the Specified Death Benefit equal to the Minimum Death Benefit.

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Although there is no cost for the rider, the following exercise qualifications must be met before the rider may be exercised:

(1)	The Insured's Attained Age must be at least 75;

(2)	A minimum of 15 Policy Years must have elapsed since your Policy Date;

(3)	Exercising this rider must not cause the policy to exceed Guideline Premium limits (see “Premiums and Premium Limits” on page 11);

(4)	The policy must not be a MEC and exercising this rider must not cause the policy to become a MEC (see “Policies Which Are MECs” on page 44);

(5)	Total partial surrenders, less any fees and charges deducted in connection with such partial surrenders, must equal or exceed total premium paid; and

(6)	Debt must exceed the current Specified Death Benefit.

At the time all of the above exercise qualifications are first met and the ratio of Debt to Accumulated Value is equal to or greater than 95%, we will send a letter to you, the policy owner, notifying you of the policy's eligibility to exercise the rider.  You may submit a Written Request to exercise the rider any time after the notification letter is sent and before the policy enters the Grace Period (see “Termination and Grace Period” on page 37).  If the exercise qualifications are met, the benefit will be exercised and the rider's guarantee will be effective as of the rider's exercise date, which is the date the Written Request is accepted and recorded at the Service Center.

You need not exercise the rider immediately upon notification of eligibility.  If the ratio of Debt to Accumulated Value is greater than the “maximum exercise ratio” at the time you exercise the rider, you will be billed for the loan repayment amount that will cause the ratio of Debt to the Accumulated Value to equal the maximum exercise ratio as of the exercise date.  The maximum exercise ratio is the maximum allowable ratio of the policy Debt to the Accumulated Value for the Overloan Protection Benefit Rider to be exercised.  In other words, the maximum exercise ratio generally represents the minimum amount of Net Accumulated Value required to pay for the Death Benefit provided by the base policy after the rider is exercised.  Monthly Deductions, unfavorable investment performance, partial surrenders and additional loans are all factors that might cause the ratio of Debt to Accumulated Value to exceed the maximum exercise ratio. The maximum exercise ratio is determined by the Company, varies based on the Insured's Attained Age, and will never be below 95%.  Your policy's maximum exercise ratio will be included in the letter notifying you of the policy's eligibility to exercise the rider.  You will have 30 days from the exercise date to pay the billed loan repayment amount.  If you do not pay the billed loan repayment amount, the guarantee will be void and the policy may lapse.

The following policy changes will occur on the exercise date:

(1)	All other riders and benefits will terminate;

(2)	Any Accumulated Value in the Separate Account is transferred to the Fixed Account;

(3)	Your Death Benefit option becomes Option A (see “Death Benefit Options” on page 29);

(4)	The Specified Death Benefit is set equal to the Minimum Death Benefit for the Attained Age of the Insured as of the exercise date.

In addition, the following policy restrictions apply on the exercise date: no transfers to the Separate Account are allowed; no further premium payments are allowed; no further partial withdrawals or loans are allowed; no Death Benefit option changes are allowed; no Specified Death Benefit option changes are allowed; no riders or benefits may be added or reinstated; and any loan repayments will be allocated to the Fixed Account only.

After the rider exercise date, Monthly Deductions will continue until a Monthly Deduction would cause the Accumulated Value to drop below the policy Debt.  In that instance, Monthly Deductions will be discontinued to prevent the Accumulated Value from dropping below the Policy Debt, which will effectively keep the policy in force.  Loan interest will continue to accrue after the exercise date.  Likewise, interest will continue to be credited to the Loan Account.  Your annual statement will reflect the status of the exercised Overloan Protection Benefit Rider on the base policy.  The rider will terminate upon the earlier of  (1) the date we receive a Written Request from you to terminate the rider or (2) the termination of the base policy for any reason, such as a full surrender or death of the Insured.  The rider has no expiry date.

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If the rider's guarantee is voided because you do not pay the billed loan repayment amount associated with the maximum exercise ratio, as described above, the policy will no longer be subject to the above policy restrictions.  However, the policy changes made on the exercise date will not be reversed and any terminated riders will not be reinstated.  The Owner may subsequently submit a Written Request to reinstate the guarantee along with a loan repayment that is sufficient to cause the ratio of Debt to the Accumulated Value to be equal to or less than the maximum exercise ratio.

There may be tax consequences associated with this rider.  Accordingly, you should consult your tax counsel when considering whether to exercise the rider.

Waiver of Monthly Deductions Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Specified Premium Rider.  Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability.  These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability.  The policy may lapse if Debt is greater than the Accumulated Value.

Waiver of Specified Premium Rider.  In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability.  Eligible issue ages for this rider are 18-55.  You may not select both this rider and the Waiver of Monthly Deduction Rider.  Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

Guaranteed Death Benefit (GDB) Rider. The GDB Rider will enable you to keep your policy's initial Specified Death Benefit (or current Specified Death Benefit, if less) in force for the greater of 20 years or until the Insured turns age 65.  We guarantee the lesser of the initial Specified Death Benefit or the current Specified Death Benefit, regardless of declines in Accumulated Value, if you meet the premium requirement under the rider.  The premium requirement is met if, on each Monthly Anniversary, (a) the total premiums paid less Debt and any partial surrenders exceed (b) the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier.  For policies with Day 1 Loans, “total premiums” include the actual premium received plus the amount of the loan.

If the premium requirement is not met, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium.  We will allow you 61 days.  At the end of that period, if you have not paid the required additional premium, then the GDB benefit will end.  Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Accumulated Value is sufficient to keep the policy in force.  The GDB does not prevent the policy from entering the Grace Period, but an active GDB will extend the Specified Death Benefit coverage even if the policy would otherwise lapse at the expiration of the Grace Period.  For more information about the circumstances in which the policy might lapse, see “Termination and Grace Period” on page 37

The GDB does not cover riders.  If the Net Accumulated Value is insufficient to pay charges as they come due, only the GDB and base policy coverage amount is guaranteed to stay in force.  If the Net Accumulated Value is insufficient to pay the base coverage charges as they come due, these charges are waived.  Deduction of charges will resume once there is sufficient Net Accumulated Value.  The GDB is only available on policies with an Option A Death Benefit or Option B Death Benefit.  The GDB automatically attaches to a policy that qualifies at the time of application.

Protector Term Insurance Rider.  (As of November 3, 2008, we are no longer taking applications to add this rider to any policy.)  This rider provides renewable and convertible term insurance coverage on the base Insured (Rider Insured) up to the Rider Insured's Attained Age 95, subject to the terms of the rider.  The term periods available are 10, 15, 20 and 30 years but only one rider may be attached to the policy.  Until the earlier of the end of the term period or the Rider Insured's 80th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

Other Insured Term Insurance Rider.  This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008) or the Rider Insured's Attained Age 121 (age 100 under policies applied for before October 6, 2008), subject to the terms of the rider.  If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy.  For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the policy.  You should consult a qualified tax adviser for more information.  At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance).  You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance.  Accordingly, you should consult your tax counsel before removing or reducing the rider.

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Child Insurance Rider.  This rider provides for term insurance on the Insured’s children.  We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider.  The rider expires at the Insured's Attained Age 65.  Up to 5 units may be purchased.  Each unit provides $5,000 of term coverage on each Insured child.  If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22.  The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday.  We do not require evidence of insurability to exchange the rider.

Policy Loans.  While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations.  To secure a loan's repayment, we require that a corresponding amount of Accumulated Value be transferred to the Loan Account.  Loans have priority over the claims of any assignee or any other person.  Any outstanding policy loans and loan interest reduce the amount you may request.  In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you.  You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Net Accumulated Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary.  For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force.  The minimum loan amount is $500.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center.  We may, however, postpone payment in the circumstances described below in “Postponement of Payment.”

When we make a policy loan to you, we transfer to the Loan Account a portion of the Accumulated Value equal to the loan amount.  We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing.  We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year.  If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate.  In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt.  Accordingly, we transfer to the Loan Account an amount of Accumulated Value equal to the amount by which the Debt exceeds the value of the Loan Account.  Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account on a proportional basis.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy.  Loans accrue interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years.  Thereafter, the rate of loan interest will be 3%, except that, under policies applied for on or after October 6, 2008, the Company reserves the right to increase this rate to 3.25%.  In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty.  To repay a loan in full, the loan repayment must equal the Debt.  If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium.  We apply all loan repayments first to the loan principal, and then to the accrued loan interest.  When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise.  We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid.  We may refuse any loan repayment less than $25.  An overpayment of a loan will be treated as additional premium, unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Accumulated Value, we notify you and any assignee in writing.  To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months.  If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value.  As explained below in the section entitled “Reinstatement,” you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated.  If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Accumulated Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts.  The longer a loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Accumulated Value will not increase as rapidly as it would if you had not taken a policy loan.  If the Investment Divisions and/or Fixed Account earn less than that rate, then your Accumulated Value will be greater than it would have been if you had not taken a policy loan.  The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis

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in the policy.  Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan.  If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Accumulated Value may be treated as taxable income to you.  In addition, you may also incur an additional 10% penalty tax.  This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59½, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible.  Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

Surrenders.  While your policy is in force, you may surrender your policy.  Your policy terminates on the day we receive your Written Request in good order.  You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we will pay you the Cash Surrender Value (or partial surrender proceeds) determined as of the day we receive your Written Request.  Generally, we make this payment within seven days of our receipt of your Written Request.   If a premium payment made by personal check is received within the five days preceding a surrender request, we may delay payment of the surrender proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.   You may not reinstate the policy once it is surrendered.  We have set forth the tax consequences of surrendering the policy in “Federal Tax Considerations” below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments.  If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option.  For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus.  At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income.  Accordingly, before following this course of action you should consult a qualified tax adviser.

Partial Surrenders.  While your policy is in force after the first Policy Year, you may withdraw a portion of your Net Accumulated Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day.  We will pay you the amount requested and we will deduct that amount plus a partial surrender fee not to exceed $25 from your Accumulated Value.  The minimum partial surrender amount is $500.  We will not permit a partial surrender that would reduce the Net Accumulated Value to an amount less than or equal to that needed to make the next three Monthly Deductions.  If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy.  Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time.  The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

For policies applied for before October 6, 2008, a partial surrender may reduce your policy's Schedule of Specified Death Benefits, depending on the Death Benefit option in effect, in the same manner and subject to the same limitations as the Specified Death Benefit at the time of the partial surrender, as described below.

For policies with Death Benefit Option A:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount.  Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

Example:  The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Death Benefit equals the Minimum Death Benefit.  The example assumes a Minimum Death Benefit percentage of 250% and a total partial surrender amount of $20,000.

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	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000
Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Accumulated Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit.  However, the Death Benefit Proceeds (i.e. the net dollar amount that we actually pay upon the Insured’s death) typically are reduced dollar-for-dollar.  That is because the Death Benefit Proceeds under Death Benefit Option B are typically equal to the Specified Death Benefit, plus the policy’s Accumulated Value, and minus any Debt and due and unpaid charges.  Thus, because a partial surrender will reduce the Accumulated Value, it will also reduce the Death Benefit Proceeds, even though it does not change the Specified Death Benefit.

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit will not be reduced.  Otherwise, the Specified Death Benefit is reduced by the amount by which the prior partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all prior partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero.

Example for policies with Death Benefit Option C:  The following example illustrates the effect of a partial surrender on an Option C policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit.  The example assumes a corridor percentage of 250% and a partial surrender amount of $70,000.

Partial Surrender - $70,000

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$14,000
Total Premiums Paid	$65,000	$65,000
Total Partial Surrenders	$5,000	$75,000
Specified Death Benefit	$150,000	$140,000
Minimum Death Benefit	$210,000 ($84,000 x 250%)	$35,000 ($14,000 x 250%)
Base Death Benefit	$210,000	$140,000

As shown above, the Accumulated Value is reduced by $70,000, the total amount of the partial surrender.  The Specified Death Benefit is reduced by $10,000, which is the amount by which the partial surrender ($70,000) exceeded the total premiums paid ($65,000) minus the sum of all prior partial surrenders ($5,000).

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code.  Partial surrenders will also impact your policy's premium requirement with the GDB Rider, if the GDB Rider is in effect.

A partial surrender may give rise to taxable income.  Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status.  We recommend that you consult your tax adviser before making a partial surrender.  The tax consequences of making a partial surrender are discussed in “Federal Tax Considerations.”

Status of Policy at Attained Age 121 (Attained Age 100 if you applied for your policy before October 6, 2008).  If the policy is in force, your policy will remain in force subject to the following changes:

(1)
We will transfer all of your Accumulated Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy.  For policies issued in the state of Florida, this transfer will not occur unless requested by the Owner;

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(2)	We will stop charging the Monthly Deduction;

(3)	The death benefit option will change to Option A, and no further changes in Death Benefit option will be permitted;

(4)
No additional premiums will be accepted and no changes in Specified Death Benefit will be permitted (other than any Specified Death Benefit decreases that result automatically from partial surrenders);

(5)	Dollar cost averaging and rebalancing, if applicable, terminate;

(6)	Riders will terminate as provided in the Rider form;

(7)	Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed; and

(8)	No increases in the Specified Death Benefit will be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Net Accumulated Value since loan interest will continue to accrue.

Termination and Grace Period.  Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

(a)	you surrender your policy;

(b)	the Grace Period ends and your policy lapses; or

(c)	the Insured dies.

Your policy will enter the Grace Period if your Net Accumulated Value on any Monthly Anniversary is insufficient to pay a Monthly Deduction when due or is zero.  We will send you and any assignee notice of the amount necessary to keep your policy in force.  That amount generally is equal to at least the next three Monthly Deductions and the applicable Premium Charges, but may be more to have the Net Accumulated Value positive three months later.  If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end, unless the GDB Rider is in effect.

The policy will continue in effect through the Grace Period.  If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions.  However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 121 (age 100 if you applied for your policy before October 6, 2008) when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 121 (age 100 if applicable) plus the applicable Premium Charges.  The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins.  All allocations are transferred to the Fixed Account.

Reinstatement.  If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center.  We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy.  The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable tax charges.  Policy loans will not be restored on reinstatement.

The Accumulated Value on the reinstatement date will equal the Accumulated Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges.  The Accumulated Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions.  The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse.  The Policy Fee, Administrative Charge and Asset Based Risk Charge will be reinstated at the duration in effect when the policy lapsed.  The Cost of Insurance Charge will be reinstated at the duration in effect on the reinstatement date.

Right to Examine the Policy.  In most states, you may cancel your policy by returning it to us within ten days after you receive it.  The Right to Examine Period may be longer (i) in some states, (ii) if you acquire your policy as a replacement for another insurance policy, or (iii) if you are a senior citizen.  If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans.  In some states, however, we will return the Accumulated Value

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plus fees and charges.  We will pay the refund within seven days of receiving your request and the policy.  Also in some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  If the policy’s Cash Surrender Value is higher than the amount otherwise described in this paragraph as being payable upon return of the policy pursuant to the right to examine, we will pay that higher amount instead.  In cases where the amount we pay upon return of the policy is the total premium paid (less any partial surrender and policy loans), we do not pay any Fixed Account interest (or any other return) for the period while the policy was outstanding.  However, where the amount we pay is based on the policy’s value, that value will include any such Fixed Account interest (and reflect any gains or losses under any variable investment option in which the policy’s value was invested).

Postponement of Payment.  We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.  We ordinarily pay any amount attributable to your Accumulated Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

(1)	The New York Stock Exchange is closed (other than customary weekend and holiday closings).

(2)	Trading on the New York Stock Exchange is restricted.

(3)
An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

(4)	The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months.  We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Accumulated Value generally.  Additional charges and expenses are paid out of the Underlying Mutual Funds' assets, as described in the prospectuses of the Underlying Mutual Funds.

Premium Charges.  Before we allocate a premium to the Accumulated Value, we subtract the Premium Charges, namely the premium tax charge and the federal (DAC) tax charge.  Premium received as the result of a Section 1035 exchange is subject to the Premium Charges.  In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.

State and Local Premium Tax Charge.  Unless prohibited by state law, the premium tax charge is 2.5% of each premium in all years.  It is intended to help us pay state and local premium taxes.  The premium tax charge represents an approximate average of the premium taxes we expect to pay.  Unless prohibited by state law, we do not vary the premium tax charge to reflect difference in individual states' tax rates, or the absence of premium tax in certain states.  Accordingly, this charge may be higher or lower than the premium tax rate in your state.  We may impose the premium tax charge in states that do not have a premium tax.  State premium tax rates currently range from 0 to 4%.  For policies issued in North Carolina, the premium tax charge will equal that state's premium tax rate, currently 1.9%.  We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

Federal (DAC) Tax Charge.  The federal (DAC) tax charge is 1.5% of each premium in all years.  It is intended to help us pay the cost of certain federal taxes and other expenses related to the receipt of premiums.

Asset Based Risk Charge.  The Asset Based Risk Charge serves two general purposes.  It compensates us for assuming the mortality risks in connection with the policy, including that the cost of insurance charge might not be sufficient to meet the claims and risks under the Death Benefit.  We also have assumed the risk that on the Monthly Anniversary preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based.  The other general purpose is to compensate us for assuming the risk that our expense assumptions will have covered the actual expenses we incurred in distributing, issuing, and administering the policies.  The foregoing are merely examples of some of the risks for which this charge is intended to compensate us.  This charge will never exceed 1.00% per annum in all years, which is deducted from the Investment Divisions on a daily basis, but will decrease over time.  The current Asset Based Risk Charge is 0.15% per annum through the tenth Policy Year.  There is no Asset Based Risk Charge in subsequent Policy Years.

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Monthly Deduction.  As of the Commencement Date and each Monthly Anniversary, we deduct from your Accumulated Value a Monthly Deduction to cover certain charges and expenses in connection with the policy.  If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day.  If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

(1)	the cost of insurance charge for your policy;

(2)	the monthly policy fee;

(3)	the monthly administrative charge; and

(4)	the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction.  If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

Cost of Insurance Charge.  The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division.  If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary.  The cost of insurance charge is intended primarily to compensate us for providing life insurance coverage for the Insured.  We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy.  The cost of insurance charge is calculated based on the Net Amount at Risk.  The Net Amount at Risk for the Death Benefit options is as follows:

Option A – The greater of:  1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Accumulated Value.

Option B – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Accumulated Value.

Option C – The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Accumulated Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Accumulated Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, sex, and substandard and flat extra ratings.  Thus, the rates differ from year to year.  The cost of insurance charge covers our anticipated costs for standard and substandard ratings.  The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Accumulated Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions.  Under policies with an Option A or Option C death benefit, increases in Accumulated Value generally decrease the Net Amount at Risk; conversely, decreases in the Accumulated Value increase the Net Amount at Risk.  Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month.  Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Accumulated Value.  Accordingly, under Option B a change in Accumulated Value generally does not affect your monthly cost of insurance charge.  Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Accumulated Value will affect the Net Amount at Risk, because your death benefit will equal the Accumulated Value times a specified percentage.  In that circumstance, increases in Accumulated Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent unscheduled increase.  The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and underwriting risk classification, at the time of the increase.

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We charge a lower current cost of insurance rate for policies with a Specified Death Benefit of $1,000,000 or above.  If an increase (or decrease) in the Specified Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

Monthly Policy Fee.  We start deducting this fee as of the Commencement Date.  If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.  Each month we deduct a monthly policy fee.  It is $10 per month for the first ten Policy Years and $8 per month thereafter.  The monthly policy fee compensates Jackson primarily for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

Monthly Administrative Charge.  We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary.  We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.

The administrative charge is based on the Insured's age on the Issue Date and the Specified Death Benefit, up to $2 million of Specified Death Benefit.  During the first 15 Policy Years:

Issue Age	$ Per $1,000
0-49	0.050
50-54	0.055
55-59	0.060
60-64	0.070
65-69	0.085
70-74	0.095
75-79	0.150
80-85	0.200
86	0.220
87	0.240
88	0.260
89	0.280
90	0.300

Thereafter, the administrative charge is $0.01 per $1,000 of the first $2 million of Specified Death Benefit, regardless of the Insured's age on the Issue Date.

If you request an increase in Specified Death Benefit under a policy applied for on or after October 6, 2008, we will also impose a monthly administrative charge for each such increase, according to the table above.

The administrative charge compensates us primarily for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account.  We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees.  In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

Transfer Charge.  You may make 15 transfers free of charge in any Policy Year.  The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge.  We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

Illustration Charge.  At your request, we will provide you with one personalized illustration free of charge each Policy Year.  We will charge a fee of $25 (to be paid in cash) for any additional illustration you may request.

Re-Underwriting Charge.  If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

Rider Charges.  To the extent that your policy includes riders, a charge applicable to each rider you purchased may be deducted from your Accumulated Value each month.  Any such charge is to compensate us for providing the benefits pursuant to the rider in question and is specified in the applicable rider.  The rider charges are summarized in the Fee Table on page 1.  For a description of the available riders see “Optional Insurance Benefits” beginning on page 31.

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Additional Policy Charges.  We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

Underlying Mutual Fund Expenses.  You indirectly bear the charges and expenses of the Underlying Mutual Funds whose shares are held by the Investment Divisions to which you allocate your Accumulated Value.  The Separate Account purchases shares of the Underlying Mutual Funds at net asset value.  Each Underlying Mutual Fund's net asset value reflects management fees and other operating expenses already deducted from the Underlying Mutual Fund's assets.  For a summary of historical expenses of the Underlying Mutual Funds, see the table called “Underlying Mutual Fund Expenses” above.  For more information concerning the management fees and other charges against the Underlying Mutual Funds, see the prospectuses and the statements of additional information for the Underlying Mutual Funds, which are available upon request.

We may receive compensation from the investment advisers or administrators of the Underlying Mutual Funds.  Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from one Underlying Mutual Fund to another.

Advisory Service Fees.  In certain situations, as agreed to between you and a registered investment adviser, you may initiate partial surrenders from this policy to compensate the adviser for advisory services related to this policy.  For such partial surrenders, we will allow partial surrenders in the first Policy Year, waive the minimum partial surrender amount, and waive the partial surrender fee.

Partial surrenders may reduce the policy's Specified Death Benefit and may have tax consequences.  For more information, see “Partial Surrenders” on page 2 and “Federal Tax Considerations” beginning on page 2.  We also recommend that you consult your tax adviser before making a partial surrender.  Advisory service fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company.  These fees are not the investment advisory fees paid by the Underlying Mutual Funds.

Special Provisions for Group or Sponsored Arrangements.  Where permitted by state insurance laws, policies may be purchased under group or sponsored arrangements.  We may reduce or waive the charges and deductions described above for policies issued under these arrangements.  We will reduce these charges and deductions in accordance with our rules in effect when we approve the application.  To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants, and anticipated premium from the group.  Generally, the sales contacts and effort, administrative costs, and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased, and certain characteristics of the group's members.  The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements. From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification.  Reductions in these charges will not be unfairly discriminatory.

Purpose and Amount of Charges.  The names by which we refer to the various charges we deduct pursuant to the terms of your policy, as well as our above explanation of those charges, may indicate the charges’ primary purposes.  But we do not explain every purpose for which each charge is imposed and we expect to earn a profit from some of these charges (including, for example, the cost of insurance charge and the Asset Based Risk Charge). We have the right to use any profits from any charge for any proper corporate purpose, including retaining such profits as part of our corporate surplus.

GENERAL POLICY PROVISIONS

Statements to Owners.  Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy.  The report will include information such as the Accumulated Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report.  We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions.  In addition, we will send you the financial statements of the Underlying Mutual Funds and other reports as specified in the 1940 Act.  Please give us 30 days written notice of any address change.  Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically.  When this program is available, we will, as permitted, forward documentation electronically.  Please contact us at our Service Center for more information.

Limit on Right to Contest.  We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium.  A reinstated or

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modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications.  In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application for two years from the approval date.

In issuing a policy, we will rely on your application.  Your statements in that application, in the absence of fraud, are considered representations and not warranties.  We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

Suicide.  If an Insured commits suicide while sane or insane within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt.  Any increase in coverage will also have a two-year suicide period relating specifically to the increase in coverage.  If an Insured commits suicide while sane or insane within two years of the approval date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase.  The applicable suicide exclusion period may be longer or shorter in certain states.

Misstatement as to Age and Sex.  If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex.  If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

Beneficiary.  You name the beneficiary(ies) in the application.  You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named.  We will provide a form to be signed and filed with us.  Your request for a change in beneficiary will take effect when we record the change.  Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files.  Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise.  The interest of any beneficiary who dies before the Insured(s) ends at his or her death.  If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise.  If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

Assignment.  You may assign your policy while it is in force.  You must notify us of an assignment in writing.  Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment.  We are not responsible for the validity of an assignment.  Your rights and the rights of the beneficiary may be affected by an assignment.  An assignment may result in taxable income and a 10% penalty tax.  You should consult your tax adviser before assigning your policy.

Creditors' Claims.  To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

Dividends.  We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson.

Notice and Elections.  To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center.  Certain exceptions may apply.  Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

Modification.  We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency.  The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance.  We also reserve the right to change our administrative procedures consistent with the policy.

Conversion.  (This conversion privilege applies only to policies applied for before October 6, 2008.)  After the 20th Policy Anniversary, you may convert the policy to reduced paid-up insurance, so long as your Net Accumulated Value is at least $3,000, and if you do not want to pay any additional premium.  With reduced paid-up insurance, the policy's Death Benefit becomes your Net Accumulated Value divided by the net single premium.  The net single premium is calculating using the minimum interest rate of the Fixed Account and the guaranteed COI charge, which varies by sex and age of the Insured.  Reduced paid-up insurance has an accumulated value based on the minimum interest rate of the Fixed Account and the COI charges under the Commissioner's 1980 Standard Ordinary Age Nearest Birthday Mortality Table, male or female.  Partial surrenders will reduce the accumulated value and Death Benefit.  No loans will be allowed under this option.

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FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general and is not intended as tax advice.  You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws.  We cannot predict the probability that any changes in those laws will be made.  Also, we do not guarantee the tax status of the policy.  You bear the complete risk that the policy may not be treated as a “life insurance contract” under federal income tax laws.  We also have not considered any applicable state or other federal tax laws.  You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others.  The tax rules applicable to such plans are complex and the tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement.  Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Taxation of Jackson and the Separate Account.  Jackson is taxed as a life insurance company under Part I of Subchapter L of the Code.  The operations of the Separate Account are taxed as part of the operations of Jackson.  Investment income and realized capital gains are not taxed to the extent that they are applied under the policy.  Accordingly, we do not anticipate that Jackson will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premiums under the policy).  Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account.  However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account.  At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account.  If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions.  If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

Jackson Taxation.  We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal Deferred Acquisition Cost (“DAC”) Tax Charge” under variable life insurance policies, but the “Federal DAC Tax Charge” merely compensates us for the required deferral of acquisition costs and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal DAC Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the policies.

Tax Status of the Policy.  The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Accumulated Value to the insurance amount at risk.  As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences.  In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance.  If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance.  We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service (“IRS”).

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Diversification Requirements.  Section 817(h) of the Code requires the investments held under the policy to be “adequately diversified” in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes.  We intend that each Investment Division and each Underlying Mutual Fund in which an Investment Division invests will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested.  If the investments held under the policy were not “adequately diversified,” you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

Owner Control.  In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the variable account used to support the policy.  In those circumstances, income and gains from the variable account assets would be includible in the Owner's gross income.  In a Revenue Ruling issued in 2003, the IRS considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects.  The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy currently offers 82 Investment Divisions and at least one Fixed Account.  The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson will be considered the owner, for federal income tax purposes, of the Separate Account assets.

Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code.  Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

Tax Deferral During Accumulation Period.  Under existing provisions of the Code, any increase in your Accumulated Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies.  See the following section entitled “Distributions” for a discussion of the taxability of such payments.

Distributions.  If you make a full withdrawal under your policy, the amount withdrawn will be includable in your income to the extent the amount received exceeds the “investment in the contract.”  The “investment in the contract” generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be withdrawn) from the policy constitute income depends, in part, upon whether the policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.  Amounts deemed to be withdrawn for this purpose include charges deducted for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured).

Policies Which Are MECs

Characterization of a Policy as a MEC.  Section 7702A of the Code treats any life insurance contract that fails to satisfy a “seven-pay” test as a modified endowment contract.  A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the policy, exceed the sum of the

44

net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC.  We will not invest any premium or portion of a premium that would cause your policy to become a MEC.  If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election.  Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test.  Also, if a decrease in the Death Benefit occurs within seven years of a “material change,” we will retest your policy for compliance as of the date of the “material change.”  Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex.  Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

Tax Treatment of Partial Surrenders, Loans, Assignments and Pledges under MECs.  If your policy is a MEC, partial surrenders from your policy and other amounts deemed to be withdrawn will be treated first as withdrawals of income and then as a recovery of premium.  Thus, you may realize taxable income upon a withdrawal if the Accumulated Value exceeds the “investment in the contract.”  You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes.  Charges for some riders may be treated as withdrawals under these provisions.  In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Accumulated Value will be treated as a withdrawal for tax purposes.  Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

Penalty Tax.  Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made:  (1) after you reach age 59½, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code.  These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

Aggregation of Policies.  All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

Policies Which Are Not MECs

Tax Treatment of Withdrawals Generally.  If your policy is not a MEC, the amount of any partial withdrawal or deemed withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy.  Thus, only the portion of a withdrawal that exceeds the “investment in the contract” immediately before the withdrawal will be includable in gross income.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, the Code limits the amount of premium that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit.  Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

Tax Treatment of Loans.  If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Accumulated Value.  As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force.  If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value.  Accordingly, you may be subject to taxation on the loan amount at that time.  Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

Treatment Beyond Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008), no additional premiums will be accepted and no additional monthly charges will be incurred.  Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008), and there is a risk

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that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 121 (or Attained Age 100 for policies applied for before October 6, 2008).  In that event, you would realize taxable income at that time in an amount equal to the Accumulated Value less the “investment in the contract”, even if the Accumulated Value is not distributed at that time.  You should consult a qualified tax professional as an Insured approaches Attained Age 121 (or Attained Age 100 for policies applied for before October 6, 2008).

Actions to Ensure Compliance with the Tax Law.  We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance.  We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded.  In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

Federal Income Tax Withholding.  We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding.  As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding.  You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Tax Advice.  This summary is not a complete discussion of the tax treatment of the policy.  You should seek tax advice from an attorney who specializes in tax issues.

DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT

Jackson National Life Insurance Company.  Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  Jackson is ultimately a wholly owned subsidiary of Prudential plc in London, England.  Prudential plc is also the ultimate parent of M&G Investment Management Limited, PPM America, Inc., and Eastspring Investments (Singapore) Limited, each a sub-adviser. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”) , the Funds’ investment adviser and administrator.   JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services.  JNAM is located at 225 West Wacker Drive, Chicago, IL  60606.

The Separate Account.  The Separate Account was established in 1997 as a segregated asset account of Jackson.  The Separate Account meets the definition of a “separate account” under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.  The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson.

We own the assets of the Separate Account, but we hold them separate from our other assets.  To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct.  Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.  Our obligations arising under the policies are general corporate obligations of Jackson.

The Separate Account is divided into Investment Divisions.  The assets of each Investment Division are invested in the shares of one of the Underlying Mutual Funds.  We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the Underlying Mutual Funds.  Values allocated to the Separate Account will rise and fall with the values of shares of the Underlying Mutual Funds and are also reduced by policy charges.  In the future, we may use the Separate Account to fund other variable life insurance policies.  We will account separately for each type of variable life insurance policy funded by the Separate Account.

Safekeeping of the Separate Account's Assets.  We hold the assets of the Separate Account.  We keep those assets physically segregated and held separate and apart from our general account assets.  We maintain records of all purchases and redemptions of shares of the Underlying Mutual Funds.

State Regulation of Jackson.  We are subject to the laws of Michigan and regulated by the Michigan Department of Insurance.  We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end.  We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves.  Our books and records are subject to review by the Department of Insurance at all times.  We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

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DISTRIBUTION OF POLICIES

Jackson National Life Distributors LLC (“JNLD” or “Distributor”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the policies.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.  JNLD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).  JNLD is not a member of the Securities Investor Protection Corporation (“SIPC”).   For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or internet (www.finra.org).

No commissions are paid to registered representatives who sell the policies.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's Asset Based Risk Charge and other charges.

Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary widely among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales.  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences (for example, national, regional and top producer meetings) , sponsorships and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client events, speaker fees and business development and educational enhancement items, including payments to third party vendors for such items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.  Individual registered representatives may receive differing levels of sales and service support.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2012 from the Distributor in relation to the sale of our variable insurance products:

Commonwealth Financial Network
CUSO Financial Services
ING Financial Partners Inc
INVEST Financial Corporation
Lincoln Financial Advisors
LPL Financial Corporation
Merrill Lynch
MML Investors Services Inc
Morgan Keegan
Morgan Stanley Smith Barney
National Planning Corporation
Raymond James
RBC Capital Markets Corp
Securities America
Signator Investors, Inc
SII Investments
Transamerica Financial Advisors, Inc
UBS Financial Services Inc
Wells Fargo Advisors
Woodbury Financial Services Inc

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Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2012 from the Distributor in relation to the sale of our insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

•	National Planning Corporation,

•	SII Investments, Inc.,

•	IFC Holdings, Inc. d/b/a Invest Financial Corporation,

•	Investment Centers of America, Inc., and

•	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation.  Our affiliated broker-dealers may also sell the retail mutual funds of certain sub-advisers.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

LEGAL PROCEEDINGS

Jackson and its subsidiaries are defendants in a number of civil proceedings, including class actions, arising in the ordinary course of business. These include civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers, including a modal premium case, alleging misconduct in the sale of insurance products. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson in the Statement of Additional Information.  The financial statements of Jackson that are included should be considered only as bearing upon Jackson's ability to meet its contractual obligations under the policies.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

PRIVACY POLICY

FACTS	WHAT DOES JACKSON NATIONAL LIFE INSURANCE COMPANY (Jackson) DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

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What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security Number
•      Birth Date
•      Address
•      Financial Information
•      Medical History

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Jackson chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Jackson share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1(800) 644-4565 or go to www.jackson.com

WHAT WE DO
How does Jackson protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Employees are bound to a Code of Conduct requiring all information be kept in strict confidence, and are subject to disciplinary action for violation of the Code. We restrict access to nonpublic personal information to those employees who need to know that information to provide products and services to you.

How does Jackson collect my personal information?
We collect your personal information, for example, from

•      information we receive from you on applications and forms;
•      information about your transactions with us;
•      information we receive from a consumer reporting agency;
•      information we obtain from others in the process of verifying information you provide us; and

• individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.
Why can’t I limit all sharing?
Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes – information about your credit worthiness
•      affiliates from using your information to market to you
•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

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Definitions
Affiliates	Jackson does not share with our affiliates.
Nonaffiliates	Jackson does not share with nonaffiliates so they can market to you.
Joint Marketing	Jackson does not jointly market.

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GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus.  To help you understand these terms, we have defined them in this section.

1940 Act - Investment Company Act of 1940, as amended.

Accumulated Value - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.  In policies applied for before October 6, 2008, Accumulated Value was referred to as Policy Value.

Accumulation Unit - An accounting unit of measurement that we use to calculate the value in an Investment Division.

Allocation Date - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner).  The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

Attained Age - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

Cash Surrender Value - The Accumulated Value minus any Debt.

Code - Internal Revenue Code of 1986, as amended.

Commencement Date - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

Day 1 Loans - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

Death Benefit - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the Death Benefit option and the Specified Death Benefit you have chosen.

Death Benefit Proceeds - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured.  This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

Debt - The sum of all unpaid policy loans and accrued interest.

Earnings - Your Accumulated Value reduced by total premiums paid.

Fixed Account - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%.  Assets allocated to the Fixed Account are part of our general account.

Grace Period - A 61-day period during which we will keep your policy in force even though the Accumulated Value is insufficient to keep your policy in force.  We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

Guideline Premium - The maximum amount of premium you can contribute to your policy under the Guideline Premium and Cash Value Corridor Test, as defined in the Code.

Insured - The person whose life is insured under the policy.

Investment Division - Separate and distinct divisions of the Separate Account, each of which invests in a single Underlying Mutual Fund.  The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

Issue Date - The date Jackson issued your policy and from which we measure contestability periods.  It may be later than the Policy Date.

Loan Account - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

Minimum Death Benefit - Your Accumulated Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

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Monthly Anniversary - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

Monthly Deduction - The amount deducted from your Accumulated Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit.  If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day , and the deduction will have an effective date equal to the Monthly Anniversary date.

Net Accumulated Value - The Accumulated Value minus Debt.  In policies applied for before October 6, 2008, Net Accumulated Value was referred to as Net Policy Value.

Net Amount at Risk - The net amount at risk is the amount on which cost of insurance charges are based.

Net Premium - The premium less the Premium Charges.

Owner - The person(s) having the privileges of ownership defined in the policy.  The Owner(s) may or may not be the same person(s) as the Insured(s).  If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

Policy Anniversary - An annual anniversary of the Policy Date.

Policy Date - The effective date of insurance coverage under your policy.  It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

Policy Year - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

Premium Charges - The premium tax charge and the federal (DAC) tax charge.

Qualifying Monthly Premium Amount - The amount specified as such in your policy, if your policy includes the GDB Rider.  The Qualifying Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the GDB Rider.

Right to Examine Period - The minimum period of time during which you can cancel your policy, generally ten days from the date your received your policy.

Schedule of Specified Death Benefits - The scheduled Specified Death Benefits, chosen by the Owner at issue or modified at a later date, for each Policy Year through the Insured's age 100.  The schedule may be level for the life of the policy or change on Policy Anniversaries.

Separate Account - Jackson National Life Separate Account IV, the segregated asset account of Jackson that funds the policies.

Service Center - Jackson Life Service Center, P.O. Box 30502 , Lansing, Michigan 48909- 8002 , 1-800- 644-4565 or IMG Service Center, P.O. Box 30386 , Lansing, Michigan 48909- 7886 , 1-800-777-7779.  You can send express mail to the Jackson Life Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

Specified Death Benefit - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

Underlying Mutual Fund – A separate investment series of one of the following registered management investment companies: JNL Series Trust or JNL Variable Fund LLC.  The assets of each Investment Division of the Separate Account will be invested in one of the Underlying Mutual Funds.  Policies applied for before October 6, 2008, refer to these series as “Portfolios,” rather than as Underlying Mutual Funds.

Valuation Day - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

Valuation Period - The period of time over which we determine the change in the value of the Investment Divisions.  Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

Written Request - A request in writing received by us at our Service Center that meets our requirements for completeness.  A complete Written Request is said to be in good order.

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APPENDIX A

Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances.  All examples assume a total partial surrender amount of $20,000 and a Minimum Death Benefit percentage of 250%.  See “Partial Surrenders” on page 35 for more information.

Example 1.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is not in the corridor.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$40,000	$20,000
Specified Death Benefit (A)	$200,000	$180,000

Minimum Death Benefit (B)	$100,000 ($40,000 x 250%)	$50,000 ($20,000 x 250%)
Death Benefit	$200,000 (greater of A and B)	$180,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $20,000, the total partial surrender amount.

Example 2.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$84,000	$64,000
Specified Death Benefit (A)	$200,000	$190,000

Minimum Death Benefit (B)	$210,000 ($84,000 x 250%)	$160,000 ($64,000 x 250%)
Death Benefit	$210,000 (greater of A and B)	$190,000 (greater of A and B)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

Example 3.  The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

	Before the Partial Surrender	After the Partial Surrender
Accumulated Value	$90,000	$70,000
Specified Death Benefit (A)	$200,000	$200,000

Minimum Death Benefit (B)	$225,000 ($90,000 x 250%)	$175,000 ($70,000 x 250%)
Death Benefit	$225,000 (greater of A and B)	$200,000 (greater of A and B)

As shown above, the Specified Death Benefit is unchanged.

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APPENDIX B

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2012 from the Distributor in relation to the sale of our variable insurance products.

1st Global Capital Corporation	Bankers & Investors Co	Center Street Securities	Deutsche Bank Securities, Inc.
Adirondack Trading Group LLC	BB&T Investment Services Inc	Century Securities & Associates, Inc.	DeWaay Financial Network, LLC
Advest, Inc.	BBVA Compass Investment Solutions Inc.	Ceros Financial Services INC	DFPG Investments
Advisory Group Equity Services	BCG Securities	Cetera Advisors LLC	Dorsey and Company, Inc.
Aegis Capital Corp	Benjamin F Edwards & Co Inc	Cetera Financial Specialists	Double Eagle Securities of America Inc.
Affinity Financial Services, LLC	Berthel Fisher & Co Financial Services	CFD Investments, Inc.	Downstate Securities Group, Inc.
Alamo Capital	BestVest Investments, Ltd.	Chelsea Financial Serivces	Duncan Williams Inc.
Allegheny Investments, Ltd.	BFT Financial Group	CIM Securities LLC	EDI Financial Inc.
Allegiance Capital	BMO Harris Financial Advisors, Inc.	Client One Securities LLC	Edward Jones
Allegiant Securities	BOSC Inc	Coastal Equities	EK Riley Investments, LLC
Allen & Company	Brecek & Young Advisors, Inc.	Colorado Financial Service Corporation	ePlanning Securities
Allen, Mooney & Barnes Brokerage	Broker Dealer Financial	Comerica Insurance Services, Inc.	Equable Securities Corp.
Services, LLC	Brokers International Financial Services	Commonwealth Financial Network	Equity Services Inc
Allied Beacon Partners Inc	Bruce A. Lefavi Securities, Inc.	Community Investment Services	Essex Financial Services Inc
Allstate Financial Services LLC	Cadaret, Grant & Company	Comprehensive Asset Management and	Essex National Securities Inc
American Equity Investment Corp	Calton & Associates Inc	Servicing, Inc.	Fairport Capital, Inc.
American General Securities, Inc.	Cambridge Investment Research	Concorde Investment Services	FCG Advisors, LLC
American Independent Securities Group, LLC	Cantella & Co, Inc	Coombe Financial Services Inc.	Fenwick Securities, Inc.
American Investors Company	Cape Fear Securities, Inc.	Coordinated Capital Securities	Fifth Third Securities
American Municipal Securities, Inc.	Cape Securities	Country Club Financial Services Inc.	Financial Advisers Of America
American Portfolios Financial Services, Inc.	Capital Analysts Inc	Crowell, Weedon & Co	Financial Advisors of America
Ameriprise Advisor Services Inc.	Capital Financial Services	Crown Capital Securities LP	Financial Network Investment
Ameritas Investment Corp	Capital Guardian LLC	CUE Financial Group	Financial Partners Credit Union
Arete Wealth Management LLC	Capital Investment Group	CUNA Brokerage Services, Inc.	Financial Planning Consultants
Arque Capital Ltd	Capital Management Securities	Cuna Mutual Insurance Agency	Financial Security Management
Arvest Asset Management	Capital One Investment Services, LLC	CUSO Financial Services	Financial Telesis Inc
Associated Investment Services	Capitol Securities Management, Inc.	CW Securities LLC	Financial West Investment Group
Ausdal Financial Partners Inc	Capwest Securities, Inc.	D A Davidson	Fintegra, LLC
Avalon Investment & Securities Group Inc.	Cary Street Partners LLC	D H Hill Securities LLP	First Allied Securities, Inc
AXA Advisors LLC	CBIZ Financial Solutions, Inc.	Dalton Strategic Investment	First American Securities
B B Graham & Co Inc	CCF Investments, Inc.	Davenport & Company	First Brokerage America LLC
B C Ziegler and Company	CCO Investment Services	David A Noyes & Company	First Citizens Financial Plus Inc.
Bancorpsouth Investment Services, Inc.	Centara Capital Securities Inc.	Delta Equity Services Corporation	First Citizens Investor Services
Bancwest Investment Services, Inc.	Centaurus Financial Inc	Dempsey Lord Smith LLC	First Citizens Securities Corp.
Bank of America	Centennial Securities Company	Despain Financial Corporation	First Financial Equity

54

First Heartland Capital Inc	Hancock Securities Group LLC	Investment Professionals Inc	Lucia Securities LLC
First Independent Financial Services	Hantz Financial Services	Investors Capital Corporation	M & T Securities
First Midwest Securities	Harbor Financial Services	Investors Security Co Inc	M. Holdings Securities, Inc.
First National Capital Markets	Harbour Investment Inc	J P Turner & Co LLC	M&I Financial Advisors, Inc
First Southeast Investor	Harger & Company	J W Cole Financial Inc.	Madison Ave Securities
First Tennessee Brokerage Direct	Harold Dance Investments	J. Alden Associates, Inc.	Mark Stewart Securities Inc.
First Western Advisors	Harris Bancorp Insurance Services, Inc.	James T Borello & Company	McLaughlin Ryder Investments
First Western Securities, Inc.	Harvest Capital LLC	Janney Montgomery Scott LLC	McNally Financial Services Corp
FirstMerit Financial Services, Inc.	Hazard & Siegel Inc	JHS Capital Advisors	Means Investment Co. Inc.
Five Star Investment Services	HBW Securities	JJB Hilliard WL Lyons Inc	MerCap Securities, LLC
Focus Insurance Agency Inc.	Hefren-Tillotson, Inc.	JRL Capital Corporation	Mercer Allied
Foothill Securities, Inc	High Street Securities	K.W. Chambers & Co.	Meridian United
Foresters Equity Services Inc.	Hightower Securities LLC	Kaiser and Company	Merrill Lynch
Forsyth Securities	Hilliard Lyons	Kalos Capital Inc	Merrimac Corp Securities
Fortune Financial Services, Inc.	Homestreet Insurance	KCD Financial	Mesirow Financial Inc
Founders Financial Securities	Hornor Townsend & Kent Inc	KCG Securities LLC	Metlife Securities
Freedom Investors Corp.	HSBC Securities	Kehrer Saltzman & Associates	Metropolitan Investment Securities Inc.
Frost Brokerage Services, Inc.	Humana MarketPoint Inc.	Kenai Investments Inc	Michigan Securities, Inc.
FSC Securities Corporation	Huntington Ins. Inc.	Key Investment Services	Mid Atlantic Capital Corp
Fulcrum Securities Inc	Huntington Investment Company	KMS Financial Services Inc	MidAmerica Financial Services
G F Investment Services	Huntleigh Securities Corp.	Koehler Financial LLC	Mid-Atlantic Securities Inc
G. W. Sherwold Associates Inc.	IBN Financial Services	Kovack Securities, Inc	Midwestern Securities Trading Co.
GA Repple & Company	IFG Network Securities	L.M. Kohn & Company, Inc.	Milkie/Ferguson Investments, Inc.
Garden State Securities	IFS Securities	Labrunerie Financial Inc	Mischler Financial Group, Inc.
GBS Financial Corporation	IMS Securities	Lamar Enterprises Inc.	MML Investors Services Inc
Geneos Wealth Management Inc	Independence Capital Co	Landolt Securities Inc	Moloney Securities Co., Inc.
Gentry Partners Ltd	Independent Financial Group	Larson Financial Securities	Money Concepts Capital Corp
Genworth Financial Securities Corporation	Infinex Investments Inc	Lasalle St Securities LLC	Moors & Cabot, Inc.
Gilford Securities Incorporated	Infinity Securities Inc.	Legacy Financial Services, Inc.	Morgan Keegan
Girard Securities, Inc.	ING Financial Advisers LLC	Legend Equities Corp	Morgan Stanley Smith Barney
Glen Eagle Advisors, LLC	ING Financial Partners Inc	Leigh Baldwin & Co LLC Inc	Morris Group Inc
Global Brokerage Services, Inc.	Institutional Securities Corp	Leonard & Company	MSC – BD LLC
Gold Coast Securities, Inc.	Intercarolina Financial Services, Inc.	Liberty Group, LLC	MTL Equity Products, Inc.
Gradient Securities	Intercontinental Asset Management Group	Liberty Partners Financial	Multi-Financial Securities Corp
Grant Williams LP	International Assets Advisory	LifeMark Securities Corp	Mutual of Omaha Investor Services
Great American Investors Inc.	Intervest International Equities Corp.	Lincoln Financial Advisors	Mutual Securities Inc
Great Nation Investment Corporation	INVEST Financial Corporation	Lincoln Financial Securities	Mutual Trust Company
Great Southern Bank	Investacorp, Inc.	Lincoln Investment Planning	MWA Financial Services, Inc.
GWN Securities Inc	Investment Advisors & Consultants, Inc.	Lombard Securities	National Planning Corporation
H Beck Inc	Investment Centers Of America	Longevity Capital LLC	National Securities Corp
H D Vest Investment Securities	Investment Network, Inc.	Lowell & Company Inc	Nationwide Planning Associates
Hancock Investment Services	Investment Planners, Inc.	LPL Financial Corporation	Nationwide Securities, LLC

55

Navy Federal Brokerage Services	Pro Equities, Inc	Sigma Financial Corporation	Thrivent Investment Management
NBC Securities Inc	Prospera Financial Services Inc	Signator Investors, Inc	Thurston, Springer, Miller, Herd & Titak, Inc
New England Securities	Protected Investors of America	Signature Securities Group Corp.	Tower Square Securities
Newbridge Securities Corp	PTS Brokerage LLC	SII Investments	Transamerica Financial Advisors, Inc
Newport Coast Securities	Puplava Securities Inc.	Silver Oak Securities	Triad Advisors, Inc.
NEXT Financial Group, Inc.	Purshe Kaplan Sterling	Singer Xenos Securities Corp.	Tricor Financial, LLC
NFP Securities Inc	QA3 Financial Corporation	Small Business Insurance Agency	Triune Capital Advisors
NIA Securities LLC	Quest Capital Strategies, Inc.	SMH Capital Inc	Trustmont Financial Group
Northeast Capital Management, Inc.	Quest Securities	Smith Brown & Groover, Inc.	U.S. Bancorp Investments, Inc.
Northeast Securities, Inc.	Questar Capital Corporation	Smith Moore & Co	UBS Financial Services Inc
Northland Securities, Inc.	Quick and Reilly Inc.	Sorrento Pacific Financial	UMB Insurance, Inc.
Northridge Securities Corp	R.M. Stark & Co., Inc.	South Valley Wealth Management	Umpqua Investments Inc
Northwestern Mutual Investment Services, LLC	Rampart Financial Services, Inc.	Southeast Investments	Unionbanc Investment Services
NPB Financial Group	Raymond James	Southwest Securities Financial Services	United Brokerage Services, Inc.
NYLife Securities	RBC Capital Markets Corp	Spire Securities LLC	United Global Securities Inc
OFG Financial Services, Inc.	RDM Investment Services, Inc.	St Bernard Financial Services	United Planners Financial Services Of
Ogilvie Security Advisors	Regal Securities Inc	Stephens Inc	America
OneAmerica Securities	Rendler Sales Consulting, LLC	Sterne Agee & Leach Group Inc	Univest Insurance Inc.
Online Brokerage Services Inc.	Resource Horizons Group	Sterne Agee Financial Services	USA Financial Securities Corp
Oppenheimer & Co	Rhodes Securities, Inc.	Stifel Nicolaus & Company	USI Securities, Inc.
Pacific West	Ridgeway & Conger Inc	Strategic Financial Alliance	UVEST
Packerland Brokerage Services	River Stone Wealth Management	Summit Brokerage Services Inc	Valic Financial Advisors Inc
Paradigm Equities, Inc.	RNR Securities LLC	Summit Equities Inc	Valley National Investments
Park Avenue Securities	Robert W Baird & Co Inc	Sunbelt Securities	ValMark Securities Inc
Parsonex Securities, LLC	Rogan and Associates	Sunset Financial Services, Inc	Vanderbilt Securities LLC Inc
Peak Brokerage Services	Royal Alliance Associates Inc	SunTrust Investment Services, Inc.	Veritrust Financial LLC
Penn Plaza Associates	Royal Securities	SWBC Investment Services LLC	Vorpahl Wing Securities
People's Securities Inc	RSG Capital Corporation	SWS Financial Service, Inc.	VSR Financial Services, Inc.
PFA Security Asset Management	S. G. Long & Company	Symetra Investment Services	Waddell & Reed, Inc
PIM Financial Services	Sagepoint Financial	Synergy Investment Group	Wall Street Financial Group
PlanMember Securities	Sammons Securities	Synovus Securities Inc.	Wall Street Strategies Inc.
PMK Securities & Research, Inc.	Santander Securities LLC	Tandem Securities Inc.	Walnut Street Securities
PNC Investments LLC	Saxony Securities Inc	TD Wealth Mangement Services, Inc.	Waterford Investor Services, Inc.
PPA Investments, Inc.	SCF Secuties, Inc.	TFS Securities	Wayne Hummer Investments LLC
Presidential Brokerage, Inc	Scott & Stringfellow Inc	The Huntington Investment	WBB Securities
Prime Capital Services Inc	Secure Planning Inc	Company	Wedbush Securities Inc.
Prime Solutions Securities, Inc.	Securian Financial Services	The Investment Center Inc	Weitzel Financial Services Inc
Prime Vest Financial Services	Securities America	The Leaders Group	Wells Fargo Advisors
Princor Financial Services	Securities Mangement & Research, Inc.	The O.N. Equity Sales Company	WesBanco Securities
Private Client Services LLC	Securities Service Network	The Windmill Group	Wescom Financial Services

Westco Investment Corp

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Western Equity Group
Western International Securities Inc
Westminster Financial Securities
Westport Resources Investment Services, Inc
WFG Investments Inc
Wilbanks Securities, Inc.
Williams Financial Group
Windsor Sheffield & Co, Inc
Woodbury Financial Services Inc
Woodmen Financial Services, Inc.
World Equity Group, Inc.
World Financial Group
Worth Financial Group Inc.
WR Rice Financial Services, Inc.
WRP Investments Inc
Wunderlich Securities

57

APPENDIX C

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones U.S. Select Dividend Index,” “Dow Jones U.S. Contrarian Opportunities,” “ Dow Jones Industrial Average,” “Dow Jones Select Dividend Index,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S ® ,” “S&P ® ,” “S&P 500 ® ,” “S&P MIDCAP 400 Index ® ,” “STANDARD & POOR’S MIDCAP 400 Index ® ,” “S&P SmallCap 600 Index ® ” and “STANDARD & POOR’S 500 ® ” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”).   “Dow Jones ® ”, “Dow Jones Industrial Average”, “DJIA ® ”, “Dow Jones Select Dividend Index”, “The Dow ® ” and “The Dow 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC ( “ Dow Jones ” ) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company ® (“Jackson”) .

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s ® , S&P ® and S&P 500 ® , S&P MidCap 400 ® and S&P SmallCap 600 ® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones U.S. Contrarian Opportunities Index is a service mark of Dow Jones; Brookfield ® is a registered trademark of Brookfield Asset Management, Inc.; the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P ® SMid 60 Fund, JNL/Mellon Capital VIP Fund, JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital S&P ® 24 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, the JNL/Mellon Capital Dow SM Dividend Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, the JNL/Mellon Capital Communications Sector Fund, the JNL/Mellon Capital Consumer Brands Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Oil & Gas Sector Fund, and the JNL/Mellon Capital Technology Sector Fund, and the JNL/Brookfield Global Infrastructure Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson or Brookfield Asset Management with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson, Brookfield Asset Management or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices or Brookfield to buy, sell, or hold such security, nor is it considered to be investment advice.

Dow Jones, SPDJI and their respective affiliates do not :

•      Sponsor, endorse, sell or promote the Products.

•      Recommend that any person invest in the Products.

•      Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

•      Have any responsibility or liability for the administration, management or marketing of the Products.

•      Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,
• Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:

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• The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;
• The accuracy or completeness of the Indexes and its data;
• The merchantability and the fitness for a particular purpose or use of the Indexes and its data;
• Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;
•      Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR BROOKFIELD BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

“SPDR” is a registered trademark of Standard & Poor's Financial Services LLC (“S&P Financial Services”) and has been licensed for use by State Street Corporation. Standard & Poor’s and S&P are registered trademarks of S&P Financial Services. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P Financial Services or its affiliates, and S&P Financial Services and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products. Further limitations and important information that could affect investors' rights are described in the prospectus for the applicable product.

The following applies to the JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund:

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment advisor and a wholly owned subsidiary of The McGraw-Hill Companies, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF

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MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index®

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or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq®25 Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, or the JNL/Mellon Capital VIP Fund.  The JNL/Mellon Capital Nasdaq® 25 Fund, the JNL/Mellon Capital VIP Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL VIP FUND AND THE JNL/MELLON CAPITAL JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital NYSE® International 25 Fund.

NYSE Group, Inc. does not:

•	Sponsor, endorse, sell or promote the JNL/Mellon Capital NYSE® International 25 Fund.

•	Recommend that any person invest in the JNL/Mellon Capital NYSE® International 25 Fund or any other securities.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital NYSE® International 25 Fund.

•	Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital NYSE® International 25 Fund.

•	Consider the needs of the JNL/Mellon Capital NYSE® International 25 Fund or the owners of the JNL/Mellon Capital NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital NYSE® International 25 Fund. Specifically,

•	NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
	•	The results to be obtained by the JNL/Mellon Capital NYSE® International 25 Fund, the owner of the JNL/Mellon Capital NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
	•	The accuracy or completeness of the Index and its data;
	•	The merchantability and the fitness for a particular purpose or use of the Index and its data;
•	NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
•	Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell

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Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Value Line® 30 Fund, the JNL/Mellon Capital VIP Fund, and the JNL/Mellon Capital JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Value Line® 30 Fund, the JNL/Mellon Capital VIP Fund, and the JNL/Mellon Capital JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND.

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ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 644-4565 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Additional Information, personalized illustrations or other documents.  You also can write to us at the address given on the first page of this prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission.  The Statement of Additional Information that relates to this prospectus is dated April 29 , 2013 .  The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this prospectus.  You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.

We file reports and other information with the Securities and Exchange Commission.  You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC.  Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov.  Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File No. 811-09933

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STATEMENT OF ADDITIONAL INFORMATION

April 29 , 2013

INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Issued By

JACKSON NATIONAL LIFE INSURANCE COMPANY®

Through

JACKSON NATIONAL SEPARATE ACCOUNT IV

This Statement of Additional Information is not a prospectus.  This Statement of Additional Information contains additional information about the Policies described above that you may find useful.  You should read it together with the Prospectus for the Policies.  The date of the Prospectus to which this Statement of Additional Information relates is April 29 , 2013 .  You may obtain a copy of the Prospectus without charge by calling us toll-free at (800)  644-4565 or by writing to us at the following address.

Jackson National Life Insurance Company
P.O. Box 30502
Lansing, Michigan 48909- 8002

GENERAL INFORMATION AND HISTORY

Jackson National Life Insurance Company ("Jackson®") is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  Jackson is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Jackson National Separate Account IV (the "Separate Account") was established in 1997 as a segregated asset account of Jackson.  The Separate Account is registered as a unit investment trust under the Investment Company of 1940, as amended.

Trademarks, Service Marks, and Related Disclosures

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones U.S. Select Dividend Index,” “Dow Jones U.S. Contrarian Opportunities,” “ Dow Jones Industrial Average,” “Dow Jones Select Dividend Index,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S ® ,” “S&P ® ,” “S&P 500 ® ,” “S&P MIDCAP 400 Index ® ,” “STANDARD & POOR’S MIDCAP 400 Index ® ,” “S&P SmallCap 600 Index ® ” and “STANDARD & POOR’S 500 ® ” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”).   “Dow Jones ® ”, “Dow Jones Industrial Average”, “DJIA ® ”, “Dow Jones Select Dividend Index”, “The Dow ® ” and “The Dow 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC ( “ Dow Jones ” ) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company ® (“Jackson”) .

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s ® , S&P ® and S&P 500 ® , S&P MidCap 400 ® and S&P SmallCap 600 ® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones U.S. Contrarian Opportunities Index is a service mark of Dow Jones; Brookfield ® is a registered trademark of Brookfield Asset Management, Inc.; the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P ® SMid 60 Fund, JNL/Mellon Capital VIP Fund, JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital S&P ® 24 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, the JNL/Mellon Capital Dow SM Dividend Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, the JNL/Mellon Capital Communications Sector Fund, the JNL/Mellon Capital Consumer Brands Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Oil & Gas Sector Fund, and the JNL/Mellon Capital Technology Sector Fund, and the JNL/Brookfield Global Infrastructure Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson or Brookfield Asset Management with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson, Brookfield Asset Management or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices or Brookfield to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR BROOKFIELD BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

“SPDR” is a registered trademark of Standard & Poor's Financial Services LLC (“S&P Financial Services”) and has been licensed for use by State Street Corporation. Standard & Poor’s and S&P are registered trademarks of S&P Financial Services. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P Financial Services or its affiliates, and S&P Financial Services and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products. Further limitations and important information that could affect investors' rights are described in the prospectus for the applicable product.

SPIAS is co-Sub-Adviser with Mellon Capital for the following funds: JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund:
:

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment advisor and a wholly owned subsidiary of The McGraw-Hill Companies, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees .

Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq®25 Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, or the JNL/Mellon Capital VIP Fund.  The JNL/Mellon Capital Nasdaq® 25 Fund, the JNL/Mellon Capital VIP Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 25 FUND, THE JNL/MELLON CAPITAL VIP FUND AND THE JNL/MELLON CAPITAL JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital NYSE® International 25 Fund or the owners of the JNL/Mellon Capital NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital NYSE® International 25 Fund, the owner of the JNL/Mellon Capital NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell").  Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Jackson has entered into a License Agreement with Value Line®.  Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor.  VLPI has no obligation to take the needs of  Jackson or any investor in the Product into consideration in composing the System.  The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System.  VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM.  VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE.  VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM.  VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND AND THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES

The financial statements of Jackson National Separate Account IV and Jackson for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  KPMG LLP is located at Aon Center, 200 East Randolph Drive, Suite 5500, Chicago, Illinois 60601.

Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator.  Pursuant to an agreement between Jackson and JNAM, JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services.  For the past three years, Jackson paid $349,200 in 2010, $430,000 in 2011, and $450,000 in 2012 for the services provided by JNAM to Jackson.

Actuarial matters included in the Prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Ryan T. Mellott , Actuary of Jackson, and are included in reliance upon his opinion as to their reasonableness.
DISTRIBUTOR

The Policies are distributed by Jackson National Life Distributors LLC ("JNLD"), a subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.  The Policies are offered on a continuous basis.  However, Jackson reserves the right to discontinue offering the Policies at any time.

For Ultimate Investor, the aggregate amount of underwriting commissions paid to broker/dealers was $135,400 in 2010, $164,594 in 2011 , and $156,117 in 2012 .  JNLD did not retain any portion of the commissions.  Jackson Advisor VUL does not pay commissions to broker/dealers.

DISTRIBUTION OF THE POLICIES

The Policies are sold by registered representatives of broker-dealers who are our insurance agents, either individually or through an incorporated insurance agency.  These registered representatives may also be registered as investment advisers.  Registered representatives who sell a policy on which there is a sales charge may earn a maximum sales commission based on cumulative premium in the first ten years that the policy is in force of approximately 5% of premium up to $100,000, 4% of premium greater than $100,000 to $250,000, 3% of premium greater than $250,000 to $500,000, and 2% of premium greater than $500,000.  Premium received after ten years earn a 1% commission.  Registered representatives also may be eligible for a trail commission of up to 0.60% on a policy on which there is a sales charge that has been in force for at least twelve months.  Jackson may also pay up to 8% of all premiums as a broker-dealer concession in the first Policy Year.  No sales commissions may be earned when a policy is sold without a sales charge.  From time to time, we may pay or permit other promotional incentives in cash, credits, or other compensation.  Jackson pays all such commissions and incentives.

PERFORMANCE DATA

From time to time, we may advertise performance data related to the Investment Divisions of the Separate Account available under the Policy.

The performance figures are calculated using the actual historical performance of the Underlying Mutual Funds for the periods shown and represent the average annual total return for that period.  The performance for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the value of that investment at the end of the period, carried to at least the nearest hundredth of a percent.

The performance returns will reflect the deduction of management fees and all other operating expenses of the Underlying Mutual Funds and the deduction of the current asset based risk charge applicable under the Policy for the first ten Policy Years.  The guaranteed asset based risk charge is higher and the current asset based risk charge is lower after the tenth year. The returns will not reflect any premium deductions for costs of insurance, premium charges, monthly policy fees or administrative charges, or other policy charges.  IF THE PERFORMANCE INCLUDED SUCH DEDUCTIONS, THE RETURNS SHOWN WOULD BE SIGNIFICANTLY LOWER.

Performance data may be shown for the period from the commencement of Policy sales.

ILLUSTRATION OF DEATH BENEFITS,
ACCUMULATED VALUES AND CASH SURRENDER VALUES

Four tables within this section illustrate how values under a Policy change with the investment experience of the Underlying Mutual Funds.  Two tables are for Policies with a sales charge, and two tables are for Policies without a sales charge.  The tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age and underwriting risk classification would vary over an extended period of time if the hypothetical gross investment rates of return on the assets held in the Investment Divisions of the Separate Account were a uniform annual rate of 0%, 6% or 12%.  If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over and under those averages throughout the years, the Death Benefits, Accumulated Values, and Cash Surrender Values may be different.

The amounts shown for the Death Benefit, Accumulated Value, and Cash Surrender Value as of each Policy Anniversary reflect the fact that the net investment returns on the assets held in the Investment Divisions are lower than the gross after-tax returns on the Underlying Mutual Funds, as a result of the expenses paid by the Underlying Mutual Funds and the charges deducted from the Investment Divisions.  The net investment returns reflect the deduction of the Underlying Mutual Fund investment management fees and other Underlying Mutual Fund expenses at an annual effective rate of 0.75%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Underlying Mutual Funds.

For Policies with a sales charge, the gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.738%, 4.203% and 10.143%, respectively, on a guaranteed basis, and -1.590%, 4.359% and 10.308%, respectively, on a current basis during years one through ten, -0.800%, 5.197% and 11.194%, respectively, on a current basis during years eleven through twenty, and -0.750%, 5.250% and 11.250%, respectively, on a current basis during years twenty-one and thereafter.

For Policies without a sales charge, the gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.738%, 4.203% and 10.143%, respectively, on a guaranteed basis, and -0.899%, 5.092% and 11.083%, respectively, on a current basis during years one through ten and -0.750%, 5.250% and 11.250%, respectively, on a current basis thereafter.

The tables illustrate the Death Benefits, Accumulated Values, and Cash Surrender Values that would result based upon the hypothetical investment rates of return if no payments other than the specified annual premium payments are made, if all premium payments are allocated to the Separate Account, and if no policy loans are taken.  The tables also assume that no partial surrenders, transfers, or changes in the Specified Death Benefit or death benefit option are made.

Values are shown for Policies issued to preferred non-tobacco class Insureds.  Values for Policies issued on a basis involving higher mortality risk would result in lower Death Benefits, Accumulated Values, and Cash Surrender Values than those illustrated.  Females generally have a more favorable cost of insurance rate structure than males, and non-tobacco class Insureds generally have a more favorable cost of insurance rate than tobacco class Insureds.

The amounts shown in the tables also reflect all charges deducted under the Policy based on the assumptions described herein and in the tables.

For Policies with a sales charge, these charges include a sales charge, premium tax charge, and federal (DAC) tax charge, which are deducted from each premium; a daily asset based risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Accumulated Value.  The sales charge is charged in the first ten Policy Years and is currently 4.5% of cumulative premium up to $100,000, 3.5% from $100,000 to $250,000, 2.5% from $250,000 to $500,000, and 2.0% for cumulative premiums greater than $500,000.  The sales charge is guaranteed not to exceed 4.5% of all premium.  The premium tax charge and federal (DAC) tax charge are 2.5% and 1.5% of each premium, respectively.  The asset based risk charge is currently equivalent to an annual effective rate of 0.85% and 0.05% for Policy Years 1-10 and 11-20, respectively, and 0% thereafter.  This charge is guaranteed not to exceed 1.00% in all Policy Years.  The monthly policy fee is $10 per month for the first ten Policy Years and $8 per month thereafter.

The monthly administrative fee varies by issue age as shown in the following table:

Issue Age:	Rate:	Issue Age:	Rate:	Issue Age:	Rate:
0-49	$0.050	70-74	$0.095	88	$0.260
50-54	$0.055	75-79	$0.150	89	$0.280
55-59	$0.060	80-85	$0.200	90	$0.300
60-64	$0.070	86	$0.220
65-69	$0.085	87	$0.240

It is charged per month per $1,000 of Specified Death Benefit for Policy Years 1-15 and $0.01 per month per $1,000 thereafter.  This charge is assessed on up to $2 million of Specified Death Benefit.  The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.

For Policies without a sales charge, these charges include a premium tax charge and federal (DAC) tax charge, which are deducted from each premium; a daily asset based risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Accumulated Value.  The premium tax charge and federal (DAC) tax charge are 2.5% and 1.5% of each premium, respectively.  The asset based risk charge is currently equivalent to an annual effective rate of 0.15% for Policy Years 1-10 and 0% thereafter.  This charge is guaranteed not to exceed 1.00% in all Policy Years.  The monthly policy fee is $10 per month for the first ten Policy Years and $8 per month thereafter.

The monthly administrative fee varies by issue age as shown in the following table:

Issue Age:	Rate:	Issue Age:	Rate:	Issue Age:	Rate:
0-49	$0.050	70-74	$0.095	88	$0.260
50-54	$0.055	75-79	$0.150	89	$0.280
55-59	$0.060	80-85	$0.200	90	$0.300
60-64	$0.070	86	$0.220
65-69	$0.085	87	$0.240

It is charged per month per $1,000 of Specified Death Benefit for Policy Years 1-15 and $0.01 per month per $1,000 thereafter.  This charge is assessed on up to $2 million of Specified Death Benefit.  The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.

The hypothetical values shown in the tables do not reflect any charges for federal, state or other income taxes against the Separate Account, since we are not currently making this charge.  However, if such a charge is made in the future, a higher gross annual investment rate of return than illustrated would be needed to produce the net after tax returns shown in the tables.  The tables also do not reflect the deduction of the cost of any optional rider.

Upon request, we will furnish a comparable illustration based on the proposed Insured's age, sex and underwriting risk classification, Specified Death Benefit, death benefit option, proposed amount and frequency of premium payments, and any available riders requested.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (With a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,795 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Current Charges

	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	4,572	4,717	450,000	4,867	5,012	450,000	5,162	5,307	450,000
2	8,953	9,243	450,000	9,823	10,113	450,000	10,730	11,019	450,000
3	13,155	13,155	450,000	14,885	14,885	450,000	16,758	16,758	450,000
4	17,211	17,211	450,000	20,086	20,086	450,000	23,326	23,326	450,000
5	21,140	21,140	450,000	25,452	25,452	450,000	30,511	30,511	450,000
6	24,949	24,949	450,000	30,996	30,996	450,000	38,383	38,383	450,000
7	28,643	28,643	450,000	36,730	36,730	450,000	47,018	47,018	450,000
8	32,246	32,246	450,000	42,685	42,685	450,000	56,521	56,521	450,000
9	35,744	35,744	450,000	48,856	48,856	450,000	66,969	66,969	450,000
10	39,104	39,104	450,000	55,221	55,221	450,000	78,431	78,431	450,000
11	42,934	42,934	450,000	62,568	62,568	450,000	92,048	92,048	450,000
12	46,560	46,560	450,000	70,137	70,137	450,000	107,058	107,058	450,000
13	49,970	49,970	450,000	77,934	77,934	450,000	123,624	123,624	450,000
14	53,191	53,191	450,000	85,997	85,997	450,000	141,960	141,960	450,000
15	56,232	56,232	450,000	94,357	94,357	450,000	162,296	162,296	450,000
16	59,370	59,370	450,000	103,312	103,312	450,000	185,155	185,155	450,000
17	62,375	62,375	450,000	112,666	112,666	450,000	210,606	210,606	450,000
18	65,241	65,241	450,000	122,440	122,440	450,000	238,965	238,965	450,000
19	67,966	67,966	450,000	132,659	132,659	450,000	270,594	270,594	450,000
20	70,543	70,543	450,000	143,351	143,351	450,000	305,897	305,897	450,000
25	80,954	80,954	450,000	205,339	205,339	450,000	554,749	554,749	643,508
30	82,642	82,642	450,000	283,007	283,007	450,000	977,077	977,077	1,045,472
35	63,865	63,865	450,000	382,376	382,376	450,000	1,693,549	1,693,549	1,778,227
40	2,663	2,663	450,000	518,610	518,610	544,540	2,894,679	2,894,679	3,039,412
45	**	**	**	689,352	689,352	723,820	4,883,663	4,883,663	5,127,846
50	**	**	**	907,603	907,603	916,679	8,227,676	8,227,676	8,309,953
55	**	**	**	1,195,114	1,195,114	1,207,065	13,955,574	13,955,574	14,095,130
60	**	**	**	1,559,768	1,559,768	1,575,366	23,584,691	23,584,691	23,820,538
65	**	**	**	2,021,550	2,021,550	2,041,766	39,742,182	39,742,182	40,139,604
70	**	**	**	2,604,892	2,604,892	2,630,941	66,792,499	66,792,499	67,460,424
75	**	**	**	3,329,947	3,329,947	3,363,246	111,965,376	111,965,376	113,085,030
76	**	**	**	3,491,993	3,491,993	3,526,913	124,112,735	124,112,735	125,353,862

Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.
7.	The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of
-1.590%, 4.359% and 10.308%, respectively, during years one through ten, -0.800%, 5.197% and 11.194% respectively, during years eleven through twenty, and -0.750%, 5.250% and 11.250%, respectively, during years twenty-one and thereafter.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (With a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,795 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Guaranteed Maximum Charges

	0% Hypothetical Gross Investment Return (-1.738% Net)			6% Hypothetical Gross Investment Return (4.203% Net)			12% Hypothetical Gross Investment Return (10.143% Net)
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	3,797	3,942	450,000	4,067	4,212	450,000	4,337	4,482	450,000
2	7,442	7,731	450,000	8,215	8,505	450,000	9,023	9,313	450,000
3	10,927	10,927	450,000	12,442	12,442	450,000	14,087	14,087	450,000
4	14,301	14,301	450,000	16,796	16,796	450,000	19,617	19,617	450,000
5	17,558	17,558	450,000	21,276	21,276	450,000	25,653	25,653	450,000
6	20,670	20,670	450,000	25,860	25,860	450,000	32,221	32,221	450,000
7	23,625	23,625	450,000	30,535	30,535	450,000	39,361	39,361	450,000
8	26,383	26,383	450,000	35,268	35,268	450,000	47,096	47,096	450,000
9	28,938	28,938	450,000	40,051	40,051	450,000	55,482	55,482	450,000
10	31,248	31,248	450,000	44,846	44,846	450,000	64,550	64,550	450,000
11	33,550	33,550	450,000	49,905	49,905	450,000	74,648	74,648	450,000
12	35,562	35,562	450,000	54,946	54,946	450,000	85,583	85,583	450,000
13	37,268	37,268	450,000	59,954	59,954	450,000	97,441	97,441	450,000
14	38,716	38,716	450,000	64,976	64,976	450,000	110,377	110,377	450,000
15	39,873	39,873	450,000	69,981	69,981	450,000	124,492	124,492	450,000
16	40,900	40,900	450,000	75,144	75,144	450,000	140,119	140,119	450,000
17	41,513	41,513	450,000	80,191	80,191	450,000	157,168	157,168	450,000
18	41,625	41,625	450,000	85,043	85,043	450,000	175,768	175,768	450,000
19	41,179	41,179	450,000	89,644	89,644	450,000	196,102	196,102	450,000
20	40,146	40,146	450,000	93,969	93,969	450,000	218,411	218,411	450,000
25	25,221	25,221	450,000	110,521	110,521	450,000	371,519	371,519	450,000
30	**	**	**	110,887	110,887	450,000	628,955	628,955	672,982
35	**	**	**	68,353	68,353	450,000	1,043,565	1,043,565	1,095,743
40	**	**	**	**	**	**	1,692,583	1,692,583	1,777,212
45	**	**	**	**	**	**	2,682,895	2,682,895	2,817,040
50	**	**	**	**	**	**	4,251,392	4,251,392	4,293,906
55	**	**	**	**	**	**	6,836,236	6,836,236	6,904,599
60	**	**	**	**	**	**	10,911,904	10,911,904	11,021,023
65	**	**	**	**	**	**	17,270,524	17,270,524	17,443,230
70	**	**	**	**	**	**	27,041,248	27,041,248	27,311,661
75	**	**	**	**	**	**	42,242,046	42,242,046	42,664,467
76	**	**	**	**	**	**	46,178,056	46,178,056	46,639,837

Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (Without a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,673 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Current Charges

	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	4,775	4,775	450,000	5,081	5,081	450,000	5,388	5,388	450,000
2	9,400	9,400	450,000	10,310	10,310	450,000	11,259	11,259	450,000
3	13,885	13,885	450,000	15,706	15,706	450,000	17,678	17,678	450,000
4	18,258	18,258	450,000	21,304	21,304	450,000	24,737	24,737	450,000
5	22,537	22,537	450,000	27,132	27,132	450,000	32,524	32,524	450,000
6	26,726	26,726	450,000	33,207	33,207	450,000	41,126	41,126	450,000
7	30,829	30,829	450,000	39,546	39,546	450,000	50,641	50,641	450,000
8	34,867	34,867	450,000	46,183	46,183	450,000	61,192	61,192	450,000
9	38,826	38,826	450,000	53,120	53,120	450,000	72,883	72,883	450,000
10	42,677	42,677	450,000	60,345	60,345	450,000	85,817	85,817	450,000
11	46,495	46,495	450,000	67,981	67,981	450,000	100,296	100,296	450,000
12	50,129	50,129	450,000	75,878	75,878	450,000	116,291	116,291	450,000
13	53,570	53,570	450,000	84,043	84,043	450,000	133,981	133,981	450,000
14	56,840	56,840	450,000	92,516	92,516	450,000	153,595	153,595	450,000
15	59,950	59,950	450,000	101,328	101,328	450,000	175,376	175,376	450,000
16	63,132	63,132	450,000	110,741	110,741	450,000	199,838	199,838	450,000
17	66,154	66,154	450,000	120,557	120,557	450,000	227,070	227,070	450,000
18	69,008	69,008	450,000	130,797	130,797	450,000	257,413	257,413	450,000
19	71,685	71,685	450,000	141,483	141,483	450,000	291,258	291,258	450,000
20	74,175	74,175	450,000	152,643	152,643	450,000	329,047	329,047	450,000
25	83,999	83,999	450,000	217,092	217,092	450,000	593,564	593,564	688,535
30	85,163	85,163	450,000	298,428	298,428	450,000	1,042,000	1,042,000	1,114,940
35	65,973	65,973	450,000	403,991	403,991	450,000	1,802,769	1,802,769	1,892,907
40	4,514	4,514	450,000	546,895	546,895	574,240	3,078,134	3,078,134	3,232,040
45	**	**	**	724,567	724,567	760,796	5,190,005	5,190,005	5,449,505
50	**	**	**	951,684	951,684	961,200	8,740,625	8,740,625	8,828,031
55	**	**	**	1,250,948	1,250,948	1,263,457	14,822,471	14,822,471	14,970,696
60	**	**	**	1,630,488	1,630,488	1,646,793	25,046,594	25,046,594	25,297,060
65	**	**	**	2,111,103	2,111,103	2,132,214	42,202,481	42,202,481	42,624,506
70	**	**	**	2,718,219	2,718,219	2,745,401	70,924,266	70,924,266	71,633,509
75	**	**	**	3,473,464	3,473,464	3,508,198	118,889,354	118,889,354	120,078,248
76	**	**	**	3,642,501	3,642,501	3,678,926	131,787,920	131,787,920	133,105,799

Assumptions:
1.Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.
7.	The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of
-0.899%, 5.092% and 11.083%, respectively, during years one through ten, and -0.750%, 5.250% and 11.250%, respectively, during year eleven and thereafter.

JACKSON NATIONAL LIFE INSURANCE COMPANY
Individual Flexible Premium Adjustable Variable Life Insurance Policy (Without a Sales Charge)
Male Preferred Non-tobacco Issue Age 45
$5,673 Annual Premium
$450,000 Specified Death Benefit (Death Benefit Option A)
Guaranteed Maximum Charges

	0% Hypothetical Gross Investment Return (-1.738% Net)			6% Hypothetical Gross Investment Return (4.203% Net)			12% Hypothetical Gross Investment Return (10.143% Net)
Policy Year	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit	Policy Value	Cash Surrender Value	Death Benefit
1	3,939	3,939	450,000	4,217	4,217	450,000	4,496	4,496	450,000
2	7,722	7,722	450,000	8,522	8,522	450,000	9,357	9,357	450,000
3	11,345	11,345	450,000	12,913	12,913	450,000	14,614	14,614	450,000
4	14,855	14,855	450,000	17,438	17,438	450,000	20,358	20,358	450,000
5	18,245	18,245	450,000	22,098	22,098	450,000	26,631	26,631	450,000
6	21,490	21,490	450,000	26,869	26,869	450,000	33,460	33,460	450,000
7	24,574	24,574	450,000	31,741	31,741	450,000	40,890	40,890	450,000
8	27,462	27,462	450,000	36,679	36,679	450,000	48,945	48,945	450,000
9	30,144	30,144	450,000	41,679	41,679	450,000	57,686	57,686	450,000
10	32,581	32,581	450,000	46,700	46,700	450,000	67,149	67,149	450,000
11	34,751	34,751	450,000	51,725	51,725	450,000	77,397	77,397	450,000
12	36,634	36,634	450,000	56,731	56,731	450,000	88,500	88,500	450,000
13	38,213	38,213	450,000	61,705	61,705	450,000	100,546	100,546	450,000
14	39,536	39,536	450,000	66,691	66,691	450,000	113,691	113,691	450,000
15	40,569	40,569	450,000	71,660	71,660	450,000	128,043	128,043	450,000
16	41,474	41,474	450,000	76,786	76,786	450,000	143,935	143,935	450,000
17	41,966	41,966	450,000	81,796	81,796	450,000	161,283	161,283	450,000
18	41,959	41,959	450,000	86,610	86,610	450,000	180,221	180,221	450,000
19	41,394	41,394	450,000	91,175	91,175	450,000	200,938	200,938	450,000
20	40,245	40,245	450,000	95,462	95,462	450,000	223,682	223,682	450,000
25	24,730	24,730	450,000	111,831	111,831	450,000	380,064	380,064	450,000
30	**	**	**	112,025	112,025	450,000	641,933	641,933	686,869
35	**	**	**	69,370	69,370	450,000	1,063,568	1,063,568	1,116,746
40	**	**	**	**	**	**	1,723,556	1,723,556	1,809,734
45	**	**	**	**	**	**	2,730,568	2,730,568	2,867,096
50	**	**	**	**	**	**	4,325,519	4,325,519	4,368,774
55	**	**	**	**	**	**	6,954,018	6,954,018	7,023,559
60	**	**	**	**	**	**	11,098,504	11,098,504	11,209,489
65	**	**	**	**	**	**	17,564,470	17,564,470	17,740,115
70	**	**	**	**	**	**	27,500,114	27,500,114	27,775,115
75	**	**	**	**	**	**	42,957,925	42,957,925	43,387,504
76	**	**	**	**	**	**	46,960,642	46,960,642	47,430,248

Assumptions:
1.	Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.	No policy loans or partial surrenders have been taken.
3.	Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.
4.	Accumulated Values will vary from those illustrated if actual rates differ from those assumed.
5.	The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6.	When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

PLEASE NOTE:  The hypothetical gross investment rates of return shown in each of the above tables are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Underlying Mutual Funds.  The Accumulated Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson or any Underlying Mutual Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FINANCIAL STATEMENTS

In the pages that follow are the financial statements of JNL Separate Account IV as of December 31, 2012 and Jackson as of December 31, 2012, 2011, and 2010, and the accompanying Independent Registered Public Accounting Firm's Reports.  The financial statements of Jackson included herein should be considered only as bearing upon the ability of Jackson to meet its obligations under the Policies.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

APPENDIX A

Jackson National Separate Account IV

Financial Statements

December 31, 2012

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2012

	JNL/American Funds Blue Chip Income and Growth Portfolio	JNL/American Funds Global Bond Portfolio	JNL/American Funds Global Small Capitalization Portfolio	JNL/American Funds Growth-Income Portfolio	JNL/American Funds International Portfolio	JNL/American Funds New World Portfolio	JNL/BlackRock Commodity Securities Portfolio	JNL/BlackRock Global Allocation Portfolio	JNL/Brookfield Global Infrastructure Portfolio	JNL/Capital Guardian Global Balanced Portfolio
Assets
Investments, at value (a)	$114,305	$260,448	$106,721	$169,703	$160,716	$135,768	$816,958	$216,270	$47,936	$471,602
Receivables:
Investment securities sold	29	131	12	62	74	65	209	39	24	291
Sub-account units sold	83	23	5	-	101	2	616	4,384	-	-
Total assets	114,417	260,602	106,738	169,765	160,891	135,835	817,783	220,693	47,960	471,893
Liabilities
Payables:
Investment securities purchased	83	23	5	-	101	2	616	4,384	-	-
Sub-account units redeemed	21	112	5	50	63	55	156	25	20	268
Insurance fees due to Jackson	8	19	7	12	11	10	53	14	4	23
Total liabilities	112	154	17	62	175	67	825	4,423	24	291
Net assets (Note 6)	$114,305	$260,448	$106,721	$169,703	$160,716	$135,768	$816,958	$216,270	$47,936	$471,602

(a) Investment shares	9,914	23,213	10,213	14,321	14,923	12,036	79,316	19,823	3,894	46,281
Investments at cost	$108,911	$255,173	$99,515	$153,939	$150,335	$123,605	$792,638	$205,120	$45,600	$440,868

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2012

	JNL/Capital			JNL/Eastspring	JNL/Eastspring	JNL/Franklin	JNL/Franklin		JNL/Franklin
	Guardian Global	JNL/DFA U.S.	JNL/Eagle	Investments	Investments	Templeton	Templeton Global	JNL/Franklin	Templeton Inter-	JNL/Franklin
	Diversified	Core Equity	SmallCap Equity	Asia ex-Japan	China-India	Global Growth	Multisector Bond	Templeton	national Small Cap	Templeton Mutual
	Research Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Income Portfolio	Growth Portfolio	Shares Portfolio
Assets
Investments, at value (a)	$363,029	$233,345	$899,652	$159,685	$386,887	$373,623	$85,509	$547,917	$250,497	$445,068
Receivables:
Investment securities sold	235	101	543	26	135	366	37	450	34	148
Sub-account units sold	41	238	9	-	-	18	-	62	-	4,317
Total assets	363,305	233,684	900,204	159,711	387,022	374,007	85,546	548,429	250,531	449,533

Liabilities
Payables:
Investment securities purchased	41	238	9	-	-	18	-	62	-	4,317
Sub-account units redeemed	217	85	485	17	110	341	31	411	18	120
Insurance fees due to Jackson	18	16	58	9	25	25	6	39	16	28
Total liabilities	276	339	552	26	135	384	37	512	34	4,465
Net assets (Note 6)	$363,029	$233,345	$899,652	$159,685	$386,887	$373,623	$85,509	$547,917	$250,497	$445,068

(a) Investment shares	14,153	27,388	38,628	19,379	52,071	41,193	7,210	53,248	28,793	47,960
Investments at cost	$309,128	$224,699	$826,939	$160,275	$379,802	$326,550	$79,212	$532,724	$216,890	$386,551

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2012

	JNL/Franklin	JNL/	JNL/Goldman	JNL/	JNL/Goldman
	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	Sachs U.S.	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy
	Small Cap	Core Plus	Markets Debt	Mid Cap	Equity Flex	Global Real Estate	International	Large Cap	Small Cap	Asset Strategy
	Value Portfolio	Bond Portfolio	Portfolio	Value Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio
Assets
Investments, at value (a)	$456,430	$338,085	$260,647	$341,323	$149,223	$906,728	$559,389	$912,423	$454,490	$501,023
Receivables:
Investment securities sold	752	164	77	631	73	1,814	795	1,125	142	393
Sub-account units sold	76	136	171	321	66	613	63	189	151	1,677
Total assets	457,258	338,385	260,895	342,275	149,362	909,155	560,247	913,737	454,783	503,093

Liabilities
Payables:
Investment securities purchased	76	136	171	321	66	613	63	189	151	1,677
Sub-account units redeemed	722	140	59	607	62	1,756	764	1,059	109	360
Insurance fees due to Jackson	30	24	18	24	11	58	31	66	33	33
Total liabilities	828	300	248	952	139	2,427	858	1,314	293	2,070
Net assets (Note 6)	$456,430	$338,085	$260,647	$341,323	$149,223	$906,728	$559,389	$912,423	$454,490	$501,023

(a) Investment shares	36,485	26,768	18,330	30,778	17,015	90,854	49,026	70,457	31,087	40,373
Investments at cost	$356,168	$334,920	$242,874	$307,942	$134,581	$769,120	$518,740	$833,232	$384,210	$453,209

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2012

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM	JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index	Communications
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Portfolio	Portfolio	25 Portfolio	Portfolio	Sector Portfolio
Assets
Investments, at value (a)	$603,874	$222,813	$995,670	$759,010	$168,691	$109,360	$22,381	$561,670	$1,279,546	$94,396
Receivables:
Investment securities sold	1,177	622	322	330	68	8	2	229	491	49
Sub-account units sold	502	7	2,565	1,838	25	1,431	-	109	4,962	133
Total assets	605,553	223,442	998,557	761,178	168,784	110,799	22,383	562,008	1,284,999	94,578

Liabilities
Payables:
Investment securities purchased	502	7	2,565	1,838	25	1,431	-	109	4,962	133
Sub-account units redeemed	1,138	606	261	282	57	-	-	189	418	42
Insurance fees due to Jackson	39	16	61	48	11	8	2	40	73	7
Total liabilities	1,679	629	2,887	2,168	93	1,439	2	338	5,453	182
Net assets (Note 6)	$603,874	$222,813	$995,670	$759,010	$168,691	$109,360	$22,381	$561,670	$1,279,546	$94,396

(a) Investment shares	83,178	10,077	67,641	65,886	14,332	7,971	1,890	36,615	101,471	25,721
Investments at cost	$635,568	$198,967	$985,423	$682,761	$162,544	$104,051	$22,101	$484,771	$1,249,569	$85,050

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2012

			JNL/MCM Dow
	JNL/MCM	JNL/MCM	Jones U.S. Contrarian	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Consumer Brands	Dow Dividend	Opportunities	Emerging Markets	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Portfolio	Index Portfolio	Index Portfolio	Portfolio	Sector Portfolio	Portfolio	Sector Portfolio	Index Portfolio	Portfolio
Assets
Investments, at value (a)	$107,950	$239,755	$2,822	$34,847	$9,366	$276,129	$113,094	$456,921	$1,295,861	$8,702,950
Receivables:
Investment securities sold	71	282	7	9	1	96	21	193	6,816	5,226
Sub-account units sold	-	-	-	-	-	125	162	29	924	16,965
Total assets	108,021	240,037	2,829	34,856	9,367	276,350	113,277	457,143	1,303,601	8,725,141

Liabilities
Payables:
Investment securities purchased	-	-	-	-	-	125	162	29	924	16,965
Sub-account units redeemed	63	266	7	7	-	77	14	162	6,735	4,641
Insurance fees due to Jackson	8	16	-	2	1	19	7	31	81	585
Total liabilities	71	282	7	9	1	221	183	222	7,740	22,191
Net assets (Note 6)	$107,950	$239,755	$2,822	$34,847	$9,366	$276,129	$113,094	$456,921	$1,295,861	$8,702,950

(a) Investment shares	8,487	38,117	276	3,260	917	35,630	11,023	31,253	102,602	920,947
Investments at cost	$102,169	$218,163	$2,759	$33,442	$9,796	$241,327	$114,550	$397,837	$1,250,173	$8,620,493

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2012

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio
Assets
Investments, at value (a)	$1,045,186	$227,937	$126,098	$1,136,756	$97,718	$262,613	$1,152,565	$2,411,622	$481,153	$122,042
Receivables:
Investment securities sold	525	86	144	457	23	35	1,211	650	414	15
Sub-account units sold	100	98	4	472	72	345	33	2,601	198	26
Total assets	1,045,811	228,121	126,246	1,137,685	97,813	262,993	1,153,809	2,414,873	481,765	122,083

Liabilities
Payables:
Investment securities purchased	100	98	4	472	72	345	33	2,601	198	26
Sub-account units redeemed	454	70	135	383	16	23	1,142	488	379	6
Insurance fees due to Jackson	71	16	9	74	7	12	69	162	35	9
Total liabilities	625	184	148	929	95	380	1,244	3,251	612	41
Net assets (Note 6)	$1,045,186	$227,937	$126,098	$1,136,756	$97,718	$262,613	$1,152,565	$2,411,622	$481,153	$122,042

(a) Investment shares	120,552	21,504	21,968	39,802	7,605	27,270	78,566	200,135	46,578	9,497
Investments at cost	$1,020,143	$220,438	$146,429	$1,097,923	$94,933	$258,034	$997,566	$2,171,204	$485,720	$111,696

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2012

					JNL/Morgan	JNL/Neuberger	JNL/			JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Stanley Mid	Berman	Oppenheimer	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Cap Growth	Strategic Income	Global Growth	Real Return	Total Return	High Yield
	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio
Assets
Investments, at value (a)	$1,079,618	$310,651	$192,757	$911,600	$188	$15,781	$786,769	$951,870	$3,230,002	$1,001,940
Receivables:
Investment securities sold	468	58	152	174	-	1	2,001	625	749	732
Sub-account units sold	1,709	165	572	4,684	-	-	3,049	5,707	534	148
Total assets	1,081,795	310,874	193,481	916,458	188	15,782	791,819	958,202	3,231,285	1,002,820

Liabilities
Payables:
Investment securities purchased	1,709	165	572	4,684	-	-	3,049	5,707	534	148
Sub-account units redeemed	399	38	139	116	-	-	1,949	568	542	665
Insurance fees due to Jackson	69	20	13	58	-	1	52	57	207	67
Total liabilities	2,177	223	724	4,858	-	1	5,050	6,332	1,283	880
Net assets (Note 6)	$1,079,618	$310,651	$192,757	$911,600	$188	$15,781	$786,769	$951,870	$3,230,002	$1,001,940

(a) Investment shares	83,240	41,531	34,668	125,220	20	1,496	68,178	73,164	231,874	124,465
Investments at cost	$927,002	$290,406	$200,157	$939,787	$179	$15,689	$720,649	$973,156	$3,197,762	$948,340

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2012

	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/T. Rowe	JNL/T. Rowe
	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Price Established	Price Mid-Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio
Assets
Investments, at value (a)	$43,682	$30,179	$62,037	$429,733	$530,920	$446,515	$420,618	$128,081	$1,174,892	$1,387,110
Receivables:
Investment securities sold	48	25	16	279	117	47	133	162	436	912
Sub-account units sold	-	-	277	117	151	179	164	164	6,397	277
Total assets	43,730	30,204	62,330	430,129	531,188	446,741	420,915	128,407	1,181,725	1,388,299

Liabilities
Payables:
Investment securities purchased	-	-	277	117	151	179	164	164	6,397	277
Sub-account units redeemed	45	23	12	254	79	24	102	153	360	822
Insurance fees due to Jackson	3	2	4	25	38	23	31	9	76	90
Total liabilities	48	25	293	396	268	226	297	326	6,833	1,189
Net assets (Note 6)	$43,682	$30,179	$62,037	$429,733	$530,920	$446,515	$420,618	$128,081	$1,174,892	$1,387,110

(a) Investment shares	4,094	3,092	4,768	45,716	42,271	38,963	38,065	12,316	46,420	46,532
Investments at cost	$43,848	$28,727	$55,837	$435,297	$515,623	$414,610	$417,034	$114,394	$943,994	$1,288,360

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2012

			JNL/UBS
	JNL/T. Rowe	JNL/T. Rowe	Large Cap	JNL/WMC	JNL/WMC	JNL/WMC
	Price Short-Term	Price Value	Select Growth	Balanced	Money Market	Value
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments, at value (a)	$205,697	$1,008,051	$269,398	$1,176,698	$2,965,513	$904,628
Receivables:
Investment securities sold	76	1,771	146	230	2,493	1,192
Sub-account units sold	1,119	1,934	401	655	1,904	522
Total assets	206,892	1,011,756	269,945	1,177,583	2,969,910	906,342

Liabilities
Payables:
Investment securities purchased	1,119	1,934	401	655	1,904	522
Sub-account units redeemed	62	1,703	132	148	2,333	1,135
Insurance fees due to Jackson	14	68	14	82	160	57
Total liabilities	1,195	3,705	547	885	4,397	1,714
Net assets (Note 6)	$205,697	$1,008,051	$269,398	$1,176,698	$2,965,513	$904,628

(a) Investment shares	20,266	79,499	12,268	63,468	2,965,513	47,940
Investments at cost	$204,890	$909,650	$248,425	$1,048,098	$2,965,513	$820,445

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2012

	JNL/American		JNL/American	JNL/American	JNL/American		JNL/BlackRock		JNL/Brookfield	JNL/Capital
	Funds Blue Chip	JNL/American	Funds Global	Funds	Funds	JNL/American	Commodity	JNL/BlackRock	Global	Guardian Global
	Income and	Funds Global	Small Capitalization	Growth-Income	International	Funds New	Securities	Global Allocation	Infrastructure	Balanced
	Growth Portfolio	Bond Portfolio	Portfolio	Portfolio	Portfolio	World Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment income
Dividends	$1,063	$4,973	$815	$1,291	$1,741	$1,329	$-	$-	$11	$9,761

Expenses
Insurance charges (Note 3)	786	2,186	819	1,236	990	943	6,617	1,468	108	2,487
Total expenses	786	2,186	819	1,236	990	943	6,617	1,468	108	2,487
Net investment income (loss)	277	2,787	(4)	55	751	386	(6,617)	(1,468)	(97)	7,274

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	118	1,983	818	136	275	473	-	-	-	-
Investments	1,013	1,453	(1,252)	2,127	124	(342)	9,994	2,153	158	2,081
Net change in unrealized appreciation
(depreciation) on investments	4,977	5,748	14,995	16,504	15,839	17,236	2,172	10,906	2,336	43,526
Net realized and unrealized gain (loss)	6,108	9,184	14,561	18,767	16,238	17,367	12,166	13,059	2,494	45,607

Net increase (decrease) in net assets
from operations	$6,385	$11,971	$14,557	$18,822	$16,989	$17,753	$5,549	$11,591	$2,397	$52,881

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2012

	JNL/Capital			JNL/Eastspring	JNL/Eastspring	JNL/Franklin	JNL/Franklin		JNL/Franklin
	Guardian Global	JNL/DFA U.S.	JNL/Eagle	Investments	Investments	Templeton	Templeton Global	JNL/Franklin	Templeton Inter-	JNL/Franklin
	Diversified	Core Equity	SmallCap Equity	Asia ex-Japan	China-India	Global Growth	Multisector Bond	Templeton	national Small Cap	Templeton Mutual
	Research Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Income Portfolio	Growth Portfolio	Shares Portfolio
Investment income
Dividends	$4,825	$2,316	$-	$1,031	$3,359	$5,731	$146	$28,479	$3,198	$6,822

Expenses
Insurance charges (Note 3)	2,112	1,823	6,217	804	2,548	2,741	718	4,793	1,482	3,312
Total expenses	2,112	1,823	6,217	804	2,548	2,741	718	4,793	1,482	3,312
Net investment income (loss)	2,713	493	(6,217)	227	811	2,990	(572)	23,686	1,716	3,510

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	6,756	5,384	-	-	3	-	-	-
Investments	7,236	196	13,013	(878)	(9,637)	2,852	5,728	9,787	2,398	7,600
Net change in unrealized appreciation
(depreciation) on investments	42,208	23,177	78,506	13,594	77,109	58,184	6,297	24,816	41,624	40,532
Net realized and unrealized gain (loss)	49,444	23,373	98,275	18,100	67,472	61,036	12,028	34,603	44,022	48,132

Net increase (decrease) in net assets
from operations	$52,157	$23,866	$92,058	$18,327	$68,283	$64,026	$11,456	$58,289	$45,738	$51,642

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2012

	JNL/Franklin	JNL/	JNL/Goldman	JNL/	JNL/Goldman
	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	Sachs U.S.	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy
	Small Cap	Core Plus	Markets Debt	Mid Cap	Equity Flex	Global Real Estate	International	Large Cap	Small Cap	Asset Strategy
	Value Portfolio	Bond Portfolio	Portfolio	Value Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio
Investment income
Dividends	$1,382	$7,763	$-	$4,025	$692	$6,514	$9,112	$-	$-	$1,261

Expenses
Insurance charges (Note 3)	3,416	2,448	2,288	2,717	1,015	6,176	3,480	7,649	4,119	3,862
Total expenses	3,416	2,448	2,288	2,717	1,015	6,176	3,480	7,649	4,119	3,862
Net investment income (loss)	(2,034)	5,315	(2,288)	1,308	(323)	338	5,632	(7,649)	(4,119)	(2,601)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	519	10,973	5,722	3,271	-	-	-	25,861	15,751	-
Investments	13,528	3,454	2,384	3,899	1,442	11,448	(1,598)	11,661	23,533	9,409
Net change in unrealized appreciation
(depreciation) on investments	53,546	(311)	44,869	43,020	17,152	178,015	62,962	58,610	32,719	60,548
Net realized and unrealized gain (loss)	67,593	14,116	52,975	50,190	18,594	189,463	61,364	96,132	72,003	69,957

Net increase (decrease) in net assets
from operations	$65,559	$19,431	$50,687	$51,498	$18,271	$189,801	$66,996	$88,483	$67,884	$67,356

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2012

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM	JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index	Communications
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Portfolio	Portfolio	25 Portfolio	Portfolio	Sector Portfolio
Investment income
Dividends	$26,714	$-	$22,222	$16,116	$763	$1,422	$257	$12,089	$29,203	$2,184

Expenses
Insurance charges (Note 3)	4,212	1,864	10,784	5,902	1,625	961	184	4,428	11,325	973
Total expenses	4,212	1,864	10,784	5,902	1,625	961	184	4,428	11,325	973
Net investment income (loss)	22,502	(1,864)	11,438	10,214	(862)	461	73	7,661	17,878	1,211

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	17,726	-	2,768	38	2,590	5,262	-
Investments	(13,709)	5,733	34,608	16,773	1,222	2,270	(60)	22,778	27,156	9,856
Net change in unrealized appreciation
(depreciation) on investments	77,013	21,977	(5,984)	108,042	10,350	1,655	2,700	50,995	(3,643)	11,669
Net realized and unrealized gain (loss)	63,304	27,710	28,624	142,541	11,572	6,693	2,678	76,363	28,775	21,525

Net increase (decrease) in net assets
from operations	$85,806	$25,846	$40,062	$152,755	$10,710	$7,154	$2,751	$84,024	$46,653	$22,736

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2012

			JNL/MCM Dow
	JNL/MCM	JNL/MCM	Jones U.S. Contrarian	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Consumer Brands	Dow Dividend	Opportunities	Emerging Markets	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Portfolio	Index Portfolio(a)	Index Portfolio	Portfolio	Sector Portfolio	Portfolio	Sector Portfolio	Index Portfolio	Portfolio
Investment income
Dividends	$478	$8,127	$-	$14	$330	$2,807	$-	$3,504	$33,537	$270,129

Expenses
Insurance charges (Note 3)	626	1,700	5	114	228	2,125	970	3,021	8,936	69,454
Total expenses	626	1,700	5	114	228	2,125	970	3,021	8,936	69,454
Net investment income (loss)	(148)	6,427	(5)	(100)	102	682	(970)	483	24,601	200,675

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	3,002	-	-	-	139	-	1,901	1,875	-	-
Investments	5,241	7,092	-	(1,015)	(1,667)	2,613	1,214	14,727	(7,437)	(43,258)
Net change in unrealized appreciation
(depreciation) on investments	2,916	9,121	63	1,405	2,794	51,523	(5,299)	40,054	173,177	1,181,672
Net realized and unrealized gain (loss)	11,159	16,213	63	390	1,266	54,136	(2,184)	56,656	165,740	1,138,414

Net increase (decrease) in net assets
from operations	$11,011	$22,640	$58	$290	$1,368	$54,818	$(3,154)	$57,139	$190,341	$1,339,089

(a)	Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2012

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio
Investment income
Dividends	$31,299	$950	$5,055	$14,406	$1,317	$1,835	$13,611	$38,345	$4,595	$420

Expenses
Insurance charges (Note 3)	7,855	832	1,010	9,246	626	1,402	7,860	18,675	2,025	1,052
Total expenses	7,855	832	1,010	9,246	626	1,402	7,860	18,675	2,025	1,052
Net investment income (loss)	23,444	118	4,045	5,160	691	433	5,751	19,670	2,570	(632)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	1,993	-	3,974	1,561	22,722	30,542	18,249	32,621	-
Investments	(771)	7,811	(11,016)	14,343	1,391	9,465	26,548	192,361	3,187	826
Net change in unrealized appreciation
(depreciation) on investments	98,660	6,385	20,464	17,714	3,806	(7,192)	103,865	105,517	53	15,823
Net realized and unrealized gain (loss)	97,889	16,189	9,448	36,031	6,758	24,995	160,955	316,127	35,861	16,649

Net increase (decrease) in net assets
from operations	$121,333	$16,307	$13,493	$41,191	$7,449	$25,428	$166,706	$335,797	$38,431	$16,017

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2012

					JNL/Morgan	JNL/Neuberger	JNL/			JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Stanley Mid	Berman	Oppenheimer	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Cap Growth	Strategic Income	Global Growth	Real Return	Total Return	High Yield
	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio(a)	Portfolio(a)	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio
Investment income
Dividends	$19,112	$1,265	$1,138	$20,473	$1	$-	$8,671	$18,147	$61,122	$47,546

Expenses
Insurance charges (Note 3)	8,133	2,680	1,644	6,751	-	12	5,427	5,481	17,287	9,467
Total expenses	8,133	2,680	1,644	6,751	-	12	5,427	5,481	17,287	9,467
Net investment income (loss)	10,979	(1,415)	(506)	13,722	1	(12)	3,244	12,666	43,835	38,079

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	29,093	15,551	-	-	-	-	-	52,660	58,494	-
Investments	37,662	22,265	(6,899)	(7,919)	1	10	462	7,539	17,920	41,799
Net change in unrealized appreciation
(depreciation) on investments	64,151	(9,807)	24,373	87,720	9	92	121,454	(20,015)	38,603	79,442
Net realized and unrealized gain (loss)	130,906	28,009	17,474	79,801	10	102	121,916	40,184	115,017	121,241

Net increase (decrease) in net assets
from operations	$141,885	$26,594	$16,968	$93,523	$11	$90	$125,160	$52,850	$158,852	$159,320

(a) Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2012

	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/T. Rowe	JNL/T. Rowe
	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Price Established	Price Mid-Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio
Investment income
Dividends	$246	$349	$963	$-	$3,152	$6,771	$4,417	$1,209	$-	$5,251

Expenses
Insurance charges (Note 3)	469	261	424	3,029	1,489	2,633	1,626	1,169	9,336	10,824
Total expenses	469	261	424	3,029	1,489	2,633	1,626	1,169	9,336	10,824
Net investment income (loss)	(223)	88	539	(3,029)	1,663	4,138	2,791	40	(9,336)	(5,573)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	2,544	691	-	5,010	6,622	17,938	9,419	1,207	-	59,679
Investments	(2,203)	(927)	1,031	(23,054)	4,473	9,900	(2,337)	(24)	68,977	23,681
Net change in unrealized appreciation
(depreciation) on investments	4,470	2,777	5,776	130,108	9,409	12,471	16,361	20,074	104,309	79,038
Net realized and unrealized gain (loss)	4,811	2,541	6,807	112,064	20,504	40,309	23,443	21,257	173,286	162,398

Net increase (decrease) in net assets
from operations	$4,588	$2,629	$7,346	$109,035	$22,167	$44,447	$26,234	$21,297	$163,950	$156,825

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2012

			JNL/UBS
	JNL/T. Rowe	JNL/T. Rowe	Large Cap	JNL/WMC	JNL/WMC	JNL/WMC
	Price Short-Term	Price Value	Select Growth	Balanced	Money Market	Value
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment income
Dividends	$2,190	$13,478	$1,018	$15,148	$47	$21,285

Expenses
Insurance charges (Note 3)	1,776	6,761	1,704	9,686	23,032	6,496
Total expenses	1,776	6,761	1,704	9,686	23,032	6,496
Net investment income (loss)	414	6,717	(686)	5,462	(22,985)	14,789

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	22,068	8,341	9	28,582
Investments	1,017	9,928	12,250	32,894	-	20,058
Net change in unrealized appreciation
(depreciation) on investments	2,603	126,614	(7,193)	58,194	-	55,023
Net realized and unrealized gain (loss)	3,620	136,542	27,125	99,429	9	103,663

Net increase (decrease) in net assets
from operations	$4,034	$143,259	$26,439	$104,891	$(22,976)	$118,452

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/American		JNL/American	JNL/American	JNL/American		JNL/BlackRock		JNL/Brookfield	JNL/Capital
	Funds Blue Chip	JNL/American	Funds Global	Funds	Funds	JNL/American	Commodity	JNL/BlackRock	Global	Guardian Global
	Income and	Funds Global	Small Capitalization	Growth-Income	International	Funds New	Securities	Global Allocation	Infrastructure	Balanced
	Growth Portfolio	Bond Portfolio	Portfolio	Portfolio	Portfolio	World Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$277	$2,787	$(4)	$55	$751	$386	$(6,617)	$(1,468)	$(97)	$7,274
Net realized gain (loss) on investments	1,131	3,436	(434)	2,263	399	131	9,994	2,153	158	2,081
Net change in unrealized appreciation
(depreciation) on investments	4,977	5,748	14,995	16,504	15,839	17,236	2,172	10,906	2,336	43,526
Net increase (decrease) in net assets
from operations	6,385	11,971	14,557	18,822	16,989	17,753	5,549	11,591	2,397	52,881

Contract transactions 1
Policy purchase payments	32,255	55,758	4,927	45,177	19,389	28,746	119,328	49,499	1,105	57,410
Policy withdrawals	(47)	(2,846)	-	(6,396)	(384)	(1,781)	(25,822)	(12,593)	-	(13,942)
Transfers between portfolios	29,045	32,976	43,533	30,639	73,372	15,835	(74,168)	95,401	45,045	(35,594)
Policyholder charges (Note 3)	(8,033)	(13,734)	(5,458)	(10,673)	(6,120)	(5,838)	(56,416)	(11,556)	(611)	(23,756)
Net increase (decrease) in net assets from
contract transactions	53,220	72,154	43,002	58,747	86,257	36,962	(37,078)	120,751	45,539	(15,882)

Net increase (decrease) in net assets	59,605	84,125	57,559	77,569	103,246	54,715	(31,529)	132,342	47,936	36,999

Net assets beginning of period	54,700	176,323	49,162	92,134	57,470	81,053	848,487	83,928	-	434,603

Net assets end of period	$114,305	$260,448	$106,721	$169,703	$160,716	$135,768	$816,958	$216,270	$47,936	$471,602

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	5,385	16,330	5,520	9,129	6,234	8,391	79,121	8,472	-	34,780

Units Issued	8,555	10,328	8,415	8,043	9,944	9,762	21,611	23,757	4,152	5,271
Units Redeemed	(3,961)	(3,731)	(3,709)	(2,702)	(1,223)	(6,067)	(24,778)	(12,181)	(222)	(6,539)

Units Outstanding at December 31, 2012	9,979	22,927	10,226	14,470	14,955	12,086	75,954	20,048	3,930	33,512

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/Capital Guardian Global Diversified Research Portfolio	JNL/DFA U.S. Core Equity Portfolio	JNL/Eagle SmallCap Equity Portfolio	JNL/Eastspring Investments Asia ex-Japan Portfolio	JNL/Eastspring Investments China-India Portfolio	JNL/Franklin Templeton Global Growth Portfolio	JNL/Franklin Templeton Global Multisector Bond Portfolio	JNL/Franklin Templeton Income Portfolio	JNL/Franklin Templeton Inter- national Small Cap Growth Portfolio	JNL/Franklin Templeton Mutual Shares Portfolio
Operations
Net investment income (loss)	$2,713	$493	$(6,217)	$227	$811	$2,990	$(572)	$23,686	$1,716	$3,510
Net realized gain (loss) on investments	7,236	196	19,769	4,506	(9,637)	2,852	5,731	9,787	2,398	7,600
Net change in unrealized appreciation
(depreciation) on investments	42,208	23,177	78,506	13,594	77,109	58,184	6,297	24,816	41,624	40,532
Net increase (decrease) in net assets
from operations	52,157	23,866	92,058	18,327	68,283	64,026	11,456	58,289	45,738	51,642

Contract transactions 1
Policy purchase payments	34,295	19,294	103,467	13,694	50,903	47,288	5,388	61,098	20,111	61,508
Policy withdrawals	(6,007)	(9,128)	(17,865)	-	(129)	(1,428)	(4,603)	(204,214)	(1,432)	(6,134)
Transfers between portfolios	992	32,570	130,533	64,671	42,368	2,609	77,707	166,447	37,941	(15,612)
Policyholder charges (Note 3)	(23,919)	(10,635)	(36,483)	(7,840)	(18,818)	(31,555)	(4,439)	(47,581)	(14,931)	(23,558)
Net increase (decrease) in net assets from
contract transactions	5,361	32,101	179,652	70,525	74,324	16,914	74,053	(24,250)	41,689	16,204

Net increase (decrease) in net assets	57,518	55,967	271,710	88,852	142,607	80,940	85,509	34,039	87,427	67,846

Net assets beginning of period	305,511	177,378	627,942	70,833	244,280	292,683	-	513,878	163,070	377,222

Net assets end of period	$363,029	$233,345	$899,652	$159,685	$386,887	$373,623	$85,509	$547,917	$250,497	$445,068

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	10,375	9,594	20,309	7,562	26,953	38,369	-	44,273	20,884	44,446

Units Issued	2,855	3,042	14,117	7,756	16,868	9,939	20,928	20,448	14,093	8,607
Units Redeemed	(2,653)	(1,484)	(8,611)	(1,968)	(8,360)	(7,957)	(13,665)	(22,414)	(9,069)	(6,692)

Units Outstanding at December 31, 2012	10,577	11,152	25,815	13,350	35,461	40,351	7,263	42,307	25,908	46,361

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/Franklin Templeton Small Cap Value Portfolio	JNL/ Goldman Sachs Core Plus Bond Portfolio	JNL/Goldman Sachs Emerging Markets Debt Portfolio	JNL/ Goldman Sachs Mid Cap Value Portfolio	JNL/Goldman Sachs U.S. Equity Flex Portfolio	JNL/Invesco Global Real Estate Portfolio	JNL/Invesco International Growth Portfolio	JNL/Invesco Large Cap Growth Portfolio	JNL/Invesco Small Cap Growth Portfolio	JNL/Ivy Asset Strategy Portfolio
Operations
Net investment income (loss)	$(2,034)	$5,315	$(2,288)	$1,308	$(323)	$338	$5,632	$(7,649)	$(4,119)	$(2,601)
Net realized gain (loss) on investments	14,047	14,427	8,106	7,170	1,442	11,448	(1,598)	37,522	39,284	9,409
Net change in unrealized appreciation
(depreciation) on investments	53,546	(311)	44,869	43,020	17,152	178,015	62,962	58,610	32,719	60,548
Net increase (decrease) in net assets
from operations	65,559	19,431	50,687	51,498	18,271	189,801	66,996	88,483	67,884	67,356

Contract transactions 1
Policy purchase payments	40,715	31,687	50	33,644	17,622	94,775	72,414	92,664	38,616	108,198
Policy withdrawals	(1,863)	(551)	(2,538)	(5,350)	(1,495)	(14,718)	(6,626)	(15,377)	(6,054)	(1,331)
Transfers between portfolios	(8,050)	49,363	(54,891)	(20,536)	32,392	(4,760)	16,538	49,503	(11,800)	(50,878)
Policyholder charges (Note 3)	(31,292)	(13,409)	(16,234)	(14,585)	(5,630)	(42,341)	(29,639)	(47,879)	(34,655)	(23,690)
Net increase (decrease) in net assets from
contract transactions	(490)	67,090	(73,613)	(6,827)	42,889	32,956	52,687	78,911	(13,893)	32,299

Net increase (decrease) in net assets	65,069	86,521	(22,926)	44,671	61,160	222,757	119,683	167,394	53,991	99,655

Net assets beginning of period	391,361	251,564	283,573	296,652	88,063	683,971	439,706	745,029	400,499	401,368

Net assets end of period	$456,430	$338,085	$260,647	$341,323	$149,223	$906,728	$559,389	$912,423	$454,490	$501,023

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	30,399	9,198	21,961	23,170	11,040	55,998	24,083	60,124	24,640	38,485

Units Issued	5,730	5,291	2,023	3,732	7,188	15,605	8,975	13,243	8,693	23,106
Units Redeemed	(5,875)	(2,914)	(7,039)	(4,163)	(2,468)	(13,400)	(6,498)	(7,491)	(9,435)	(20,336)

Units Outstanding at December 31, 2012	30,254	11,575	16,945	22,739	15,760	58,203	26,560	65,876	23,898	41,255

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM	JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index	Communications
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Portfolio	Portfolio	25 Portfolio	Portfolio	Sector Portfolio
Operations
Net investment income (loss)	$22,502	$(1,864)	$11,438	$10,214	$(862)	$461	$73	$7,661	$17,878	$1,211
Net realized gain (loss) on investments	(13,709)	5,733	34,608	34,499	1,222	5,038	(22)	25,368	32,418	9,856
Net change in unrealized appreciation
(depreciation) on investments	77,013	21,977	(5,984)	108,042	10,350	1,655	2,700	50,995	(3,643)	11,669
Net increase (decrease) in net assets
from operations	85,806	25,846	40,062	152,755	10,710	7,154	2,751	84,024	46,653	22,736

Contract transactions 1
Policy purchase payments	77,842	40,770	249,212	1,520	39,404	10,945	1,424	36,682	231,552	12,121
Policy withdrawals	(4,977)	(5,951)	(26,176)	(8,673)	(706)	-	(92)	(3,303)	(67,320)	(3,057)
Transfers between portfolios	(13,341)	6,549	(505,825)	(84,083)	(36,498)	(3,760)	(285)	(21,476)	(273,967)	(34,930)
Policyholder charges (Note 3)	(36,873)	(23,390)	(76,870)	(60,278)	(21,525)	(12,069)	(1,032)	(34,988)	(76,649)	(9,421)
Net increase (decrease) in net assets from
contract transactions	22,651	17,978	(359,659)	(151,514)	(19,325)	(4,884)	15	(23,085)	(186,384)	(35,287)

Net increase (decrease) in net assets	108,457	43,824	(319,597)	1,241	(8,615)	2,270	2,766	60,939	(139,731)	(12,551)

Net assets beginning of period	495,417	178,989	1,315,267	757,769	177,306	107,090	19,615	500,731	1,419,277	106,947

Net assets end of period	$603,874	$222,813	$995,670	$759,010	$168,691	$109,360	$22,381	$561,670	$1,279,546	$94,396

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	39,190	6,970	55,698	62,823	8,528	8,151	1,745	38,078	92,730	18,288

Units Issued	9,680	3,419	29,496	4,485	3,146	2,035	125	20,534	26,743	7,181
Units Redeemed	(7,819)	(2,871)	(44,587)	(15,518)	(4,096)	(2,422)	(122)	(22,006)	(38,946)	(12,010)

Units Outstanding at December 31, 2012	41,051	7,518	40,607	51,790	7,578	7,764	1,748	36,606	80,527	13,459

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

			JNL/MCM Dow
	JNL/MCM	JNL/MCM	Jones U.S. Contrarian	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Consumer Brands	Dow Dividend	Opportunities	Emerging Markets	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Portfolio	Index Portfolio(a)	Index Portfolio	Portfolio	Sector Portfolio	Portfolio	Sector Portfolio	Index Portfolio	Portfolio
Operations
Net investment income (loss)	$(148)	$6,427	$(5)	$(100)	$102	$682	$(970)	$483	$24,601	$200,675
Net realized gain (loss) on investments	8,243	7,092	-	(1,015)	(1,528)	2,613	3,115	16,602	(7,437)	(43,258)
Net change in unrealized appreciation
(depreciation) on investments	2,916	9,121	63	1,405	2,794	51,523	(5,299)	40,054	173,177	1,181,672
Net increase (decrease) in net assets
from operations	11,011	22,640	58	290	1,368	54,818	(3,154)	57,139	190,341	1,339,089

Contract transactions 1
Policy purchase payments	14,445	51,881	28	3,562	4,622	30,348	-	40,776	158,093	924,289
Policy withdrawals	(6,807)	(12,422)	-	(4,114)	(321)	(6,883)	(1,179)	(3,984)	(29,295)	(362,803)
Transfers between portfolios	58,637	(6,402)	2,770	35,863	(20,501)	(4,260)	(15,849)	92,167	22,757	(438,567)
Policyholder charges (Note 3)	(5,422)	(12,040)	(34)	(754)	(2,793)	(12,683)	(5,462)	(21,147)	(72,633)	(547,577)
Net increase (decrease) in net assets from
contract transactions	60,853	21,017	2,764	34,557	(18,993)	6,522	(22,490)	107,812	78,922	(424,658)

Net increase (decrease) in net assets	71,864	43,657	2,822	34,847	(17,625)	61,340	(25,644)	164,951	269,263	914,431

Net assets beginning of period	36,086	196,098	-	-	26,991	214,789	138,738	291,970	1,026,598	7,788,519

Net assets end of period	$107,950	$239,755	$2,822	$34,847	$9,366	$276,129	$113,094	$456,921	$1,295,861	$8,702,950

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	2,711	28,263	-	-	2,395	29,282	13,046	20,530	70,633	682,376

Units Issued	8,236	14,729	280	4,277	1,563	10,295	3,774	12,715	18,063	92,557
Units Redeemed	(4,314)	(11,401)	(3)	(997)	(3,193)	(9,519)	(5,906)	(5,950)	(12,928)	(124,852)

Units Outstanding at December 31, 2012	6,633	31,591	277	3,280	765	30,058	10,914	27,295	75,768	650,081

(a) Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio
Operations
Net investment income (loss)	$23,444	$118	$4,045	$5,160	$691	$433	$5,751	$19,670	$2,570	$(632)
Net realized gain (loss) on investments	(771)	9,804	(11,016)	18,317	2,952	32,187	57,090	210,610	35,808	826
Net change in unrealized appreciation
(depreciation) on investments	98,660	6,385	20,464	17,714	3,806	(7,192)	103,865	105,517	53	15,823
Net increase (decrease) in net assets
from operations	121,333	16,307	13,493	41,191	7,449	25,428	166,706	335,797	38,431	16,017

Contract transactions 1
Policy purchase payments	143,464	26,642	22,017	140,346	8,607	45,305	87,499	302,677	29,976	11,573
Policy withdrawals	(5,334)	(2,652)	(4,614)	(29,466)	(606)	(2,699)	(20,603)	(124,046)	(7,290)	(738)
Transfers between portfolios	10,151	136,668	(9,889)	(53,397)	49,834	(14,356)	(17,926)	141,023	228,544	(3,194)
Policyholder charges (Note 3)	(60,692)	(5,765)	(8,685)	(79,599)	(4,478)	(9,585)	(57,788)	(139,291)	(11,828)	(6,932)
Net increase (decrease) in net assets from
contract transactions	87,589	154,893	(1,171)	(22,116)	53,357	18,665	(8,818)	180,363	239,402	709

Net increase (decrease) in net assets	208,922	171,200	12,322	19,075	60,806	44,093	157,888	516,160	277,833	16,726

Net assets beginning of period	836,264	56,737	113,776	1,117,681	36,912	218,520	994,677	1,895,462	203,320	105,316

Net assets end of period	$1,045,186	$227,937	$126,098	$1,136,756	$97,718	$262,613	$1,152,565	$2,411,622	$481,153	$122,042

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	92,512	5,233	17,517	31,128	2,849	22,443	55,869	160,456	18,680	16,708

Units Issued	21,709	18,457	6,388	9,137	5,576	11,788	8,623	148,389	27,257	2,155
Units Redeemed	(12,357)	(4,800)	(6,372)	(9,727)	(1,638)	(9,962)	(9,019)	(131,279)	(6,741)	(2,048)

Units Outstanding at December 31, 2012	101,864	18,890	17,533	30,538	6,787	24,269	55,473	177,566	39,196	16,815

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

					JNL/Morgan	JNL/Neuberger	JNL/			JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Stanley Mid	Berman	Oppenheimer	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Cap Growth	Strategic Income	Global Growth	Real Return	Total Return	High Yield
	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio(a)	Portfolio(a)	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio
Operations
Net investment income (loss)	$10,979	$(1,415)	$(506)	$13,722	$1	$(12)	$3,244	$12,666	$43,835	$38,079
Net realized gain (loss) on investments	66,755	37,816	(6,899)	(7,919)	1	10	462	60,199	76,414	41,799
Net change in unrealized appreciation
(depreciation) on investments	64,151	(9,807)	24,373	87,720	9	92	121,454	(20,015)	38,603	79,442
Net increase (decrease) in net assets
from operations	141,885	26,594	16,968	93,523	11	90	125,160	52,850	158,852	159,320

Contract transactions 1
Policy purchase payments	132,304	26,021	42,726	114,068	28	103	86,380	123,902	298,339	300,039
Policy withdrawals	(21,694)	(4,525)	(1,651)	(19,601)	-	-	(15,050)	(19,254)	(47,326)	(44,291)
Transfers between portfolios	(22,122)	(9,516)	(30,986)	(22,473)	157	15,755	34,238	321,363	922,485	(220,698)
Policyholder charges (Note 3)	(65,779)	(16,787)	(12,877)	(57,698)	(8)	(167)	(33,727)	(40,009)	(146,807)	(48,406)
Net increase (decrease) in net assets from
contract transactions	22,709	(4,807)	(2,788)	14,296	177	15,691	71,841	386,002	1,026,691	(13,356)

Net increase (decrease) in net assets	164,594	21,787	14,180	107,819	188	15,781	197,001	438,852	1,185,543	145,964

Net assets beginning of period	915,024	288,864	178,577	803,781	-	-	589,768	513,018	2,044,459	855,976

Net assets end of period	$1,079,618	$310,651	$192,757	$911,600	$188	$15,781	$786,769	$951,870	$3,230,002	$1,001,940

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	58,892	37,542	31,646	70,260	-	-	42,669	35,021	95,356	47,124

Units Issued	14,399	15,522	17,847	11,413	38	1,855	9,867	38,556	69,511	38,069
Units Redeemed	(13,047)	(16,532)	(17,814)	(10,282)	(18)	(351)	(5,008)	(13,463)	(23,561)	(37,646)

Units Outstanding at December 31, 2012	60,244	36,532	31,679	71,391	20	1,504	47,528	60,114	141,306	47,547

(a) Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/T. Rowe	JNL/T. Rowe
	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Price Established	Price Mid-Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio
Operations
Net investment income (loss)	$(223)	$88	$539	$(3,029)	$1,663	$4,138	$2,791	$40	$(9,336)	$(5,573)
Net realized gain (loss) on investments	341	(236)	1,031	(18,044)	11,095	27,838	7,082	1,183	68,977	83,360
Net change in unrealized appreciation
(depreciation) on investments	4,470	2,777	5,776	130,108	9,409	12,471	16,361	20,074	104,309	79,038
Net increase (decrease) in net assets
from operations	4,588	2,629	7,346	109,035	22,167	44,447	26,234	21,297	163,950	156,825

Contract transactions 1
Policy purchase payments	9,219	6,536	9,069	187	21,426	72,601	32,791	11,504	153,278	180,856
Policy withdrawals	-	-	-	(17,529)	(9,401)	(13,168)	(3,691)	(10,654)	(57,668)	(47,914)
Transfers between portfolios	(15,974)	10,631	4,406	(45,532)	405,545	19,420	184,322	(11,201)	68,699	9,206
Policyholder charges (Note 3)	(3,093)	(2,157)	(2,832)	(18,543)	(10,611)	(18,395)	(15,205)	(8,715)	(66,216)	(82,073)
Net increase (decrease) in net assets from
contract transactions	(9,848)	15,010	10,643	(81,417)	406,959	60,458	198,217	(19,066)	98,093	60,075

Net increase (decrease) in net assets	(5,260)	17,639	17,989	27,618	429,126	104,905	224,451	2,231	262,043	216,900

Net assets beginning of period	48,942	12,540	44,048	402,115	101,794	341,610	196,167	125,850	912,849	1,170,210

Net assets end of period	$43,682	$30,179	$62,037	$429,733	$530,920	$446,515	$420,618	$128,081	$1,174,892	$1,387,110

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	4,925	1,279	2,267	47,378	8,270	25,972	15,794	13,381	27,141	21,484

Units Issued	3,631	5,842	895	6,181	32,105	10,249	29,655	7,810	13,478	5,319
Units Redeemed	(4,772)	(4,528)	(409)	(14,569)	(2,951)	(6,404)	(14,402)	(9,953)	(10,998)	(4,234)

Units Outstanding at December 31, 2012	3,784	2,593	2,753	38,990	37,424	29,817	31,047	11,238	29,621	22,569

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

			JNL/UBS
	JNL/T. Rowe	JNL/T. Rowe	Large Cap	JNL/WMC	JNL/WMC	JNL/WMC
	Price Short-Term	Price Value	Select Growth	Balanced	Money Market	Value
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$414	$6,717	$(686)	$5,462	$(22,985)	$14,789
Net realized gain (loss) on investments	1,017	9,928	34,318	41,235	9	48,640
Net change in unrealized appreciation
(depreciation) on investments	2,603	126,614	(7,193)	58,194	-	55,023
Net increase (decrease) in net assets
from operations	4,034	143,259	26,439	104,891	(22,976)	118,452

Contract transactions 1
Policy purchase payments	37,667	77,947	45,957	122,732	873,529	64,114
Policy withdrawals	(256)	(23,220)	(6,375)	(134,107)	(407,621)	(12,165)
Transfers between portfolios	(102,244)	133,139	(27,104)	(59,510)	(960,887)	20,193
Policyholder charges (Note 3)	(17,785)	(53,675)	(21,743)	(83,483)	(204,881)	(38,987)
Net increase (decrease) in net assets from
contract transactions	(82,618)	134,191	(9,265)	(154,368)	(699,860)	33,155

Net increase (decrease) in net assets	(78,584)	277,450	17,174	(49,477)	(722,836)	151,607

Net assets beginning of period	284,281	730,601	252,224	1,226,175	3,688,349	753,021

Net assets end of period	$205,697	$1,008,051	$269,398	$1,176,698	$2,965,513	$904,628

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	25,640	46,722	8,297	37,088	251,542	35,958

Units Issued	14,456	18,810	1,995	5,155	194,208	10,260
Units Redeemed	(21,898)	(11,089)	(2,246)	(9,653)	(244,768)	(8,845)

Units Outstanding at December 31, 2012	18,198	54,443	8,046	32,590	200,982	37,373

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/American		JNL/American	JNL/American	JNL/American		JNL/BlackRock		JNL/Brookfield	JNL/Capital
	Funds Blue Chip	JNL/American	Funds Global	Funds	Funds	JNL/American	Commodity	JNL/BlackRock	Global	Guardian Global
	Income and	Funds Global	Small Capitalization	Growth-Income	International	Funds New	Securities	Global Allocation	Incfrastructure	Balanced
	Growth Portfolio	Bond Portfolio	Portfolio	Portfolio	Portfolio	World Portfolio	Portfolio	Portfolio	Portfolio(a)	Portfolio
Operations
Net investment income (loss)	$27	$208	$(146)	$(173)	$(11)	$101	$(675)	$200	$-	$2,949
Net realized gain (loss) on investments	297	1,911	(149)	301	(2,498)	129	37,650	1,061	-	1,908
Net change in unrealized appreciation
(depreciation) on investments	(65)	(874)	(8,847)	(2,872)	(6,183)	(6,495)	(113,132)	(155)	-	(24,702)
Net increase (decrease) in net assets
from operations	259	1,245	(9,142)	(2,744)	(8,692)	(6,265)	(76,157)	1,106	-	(19,845)

Contract transactions 1
Policy purchase payments	13,347	22,424	10,613	26,353	11,641	19,477	95,722	4,712	-	40,798
Policy withdrawals	(108)	(540)	(1,245)	-	-	-	(8,627)	-	-	(1,643)
Transfers between portfolios	36,851	84,184	30,037	50,789	38,574	54,081	195,588	60,791	-	21,304
Policyholder charges (Note 3)	(3,652)	(9,165)	(3,452)	(5,513)	(2,698)	(3,043)	(51,798)	(1,371)	-	(20,135)
Net increase (decrease) in net assets from
contract transactions	46,438	96,903	35,953	71,629	47,517	70,515	230,885	64,132	-	40,324

Net increase (decrease) in net assets	46,697	98,148	26,811	68,885	38,825	64,250	154,728	65,238	-	20,479

Net assets beginning of period	8,003	78,175	22,351	23,249	18,645	16,803	693,759	18,690	-	414,124

Net assets end of period	$54,700	$176,323	$49,162	$92,134	$57,470	$81,053	$848,487	$83,928	$-	$434,603

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	773	7,500	2,011	2,235	1,725	1,486	59,545	1,809	-	31,431

Units Issued	5,888	18,006	5,279	8,074	6,757	9,469	47,917	10,381	-	9,870
Units Redeemed	(1,276)	(9,176)	(1,770)	(1,180)	(2,248)	(2,564)	(28,341)	(3,718)	-	(6,521)

Units Outstanding at December 31, 2011	5,385	16,330	5,520	9,129	6,234	8,391	79,121	8,472	-	34,780

(a) Commencement of operations December 12, 2011.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/Capital	JNL/Capital			JNL/Franklin	JNL/Franklin		JNL/Franklin		JNL/Franklin
	Guardian Global	Guardian U.S.	JNL/Eagle	JNL/Eagle	Templeton	Templeton Global	JNL/Franklin	Templeton Inter-	JNL/Franklin	Templeton
	Diversified	Growth Equity	Core Equity	SmallCap Equity	Global Growth	Multisector Bond	Templeton	national Small Cap	Templeton Mutual	Small Cap
	Research Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio(a)	Income Portfolio	Growth Portfolio	Shares Portfolio	Value Portfolio
Operations
Net investment income (loss)	$1,716	$97	$(152)	$(4,693)	$626	$-	$17,720	$1,290	$6,423	$(1,734)
Net realized gain (loss) on investments	5,081	7,398	(2,431)	80,831	3,669	-	8,707	5,114	8,122	12,398
Net change in unrealized appreciation
(depreciation) on investments	(21,936)	(5,430)	2,320	(114,732)	(29,068)	-	(22,251)	(33,858)	(21,088)	(23,265)
Net increase (decrease) in net assets
from operations	(15,139)	2,065	(263)	(38,594)	(24,773)	-	4,176	(27,454)	(6,543)	(12,601)

Contract transactions 1
Policy purchase payments	29,349	32,770	9,319	88,860	57,659	-	211,401	10,846	47,008	30,455
Policy withdrawals	(18,313)	(2,296)	(670)	(10,708)	(4,511)	-	(11,243)	(3,847)	(13,393)	(4,452)
Transfers between portfolios	20,275	14,877	57,393	94,949	9,855	-	6,834	14,536	12,973	6,790
Policyholder charges (Note 3)	(19,664)	(19,454)	(7,226)	(27,146)	(28,301)	-	(43,782)	(12,416)	(20,946)	(26,764)
Net increase (decrease) in net assets from
contract transactions	11,647	25,897	58,816	145,955	34,702	-	163,210	9,119	25,642	6,029

Net increase (decrease) in net assets	(3,492)	27,962	58,553	107,361	9,929	-	167,386	(18,335)	19,099	(6,572)

Net assets beginning of period	309,003	224,262	118,825	520,581	282,754	-	346,492	181,405	358,123	397,933

Net assets end of period	$305,511	$252,224	$177,378	$627,942	$292,683	$-	$513,878	$163,070	$377,222	$391,361

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	9,997	7,423	6,330	16,424	34,554	-	30,375	20,216	41,743	29,899

Units Issued	2,683	2,983	4,271	17,317	13,097	-	31,274	5,885	15,441	8,121
Units Redeemed	(2,305)	(2,109)	(1,007)	(13,432)	(9,282)	-	(17,376)	(5,217)	(12,738)	(7,621)

Units Outstanding at December 31, 2011	10,375	8,297	9,594	20,309	38,369	-	44,273	20,884	44,446	30,399

(a) Commencement of operations December 12, 2011.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/	JNL/Goldman	JNL/	JNL/Goldman
	Goldman Sachs	Sachs Emerging	Goldman Sachs	Sachs U.S.	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy	JNL/JPMorgan
	Core Plus	Markets Debt	Mid Cap	Equity Flex	Global Real Estate	International	Large Cap	Small Cap	Asset Strategy	International
	Bond Portfolio	Portfolio	Value Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio	Value Portfolio
Operations
Net investment income (loss)	$3,130	$12,714	$(261)	$(439)	$13,972	$508	$(4,873)	$(3,551)	$(1,911)	$11,807
Net realized gain (loss) on investments	12,253	17,575	10,046	(516)	1,349	8,941	18,700	24,001	3,609	(11,565)
Net change in unrealized appreciation
(depreciation) on investments	(2,571)	(47,942)	(34,113)	(9,835)	(72,246)	(41,624)	(74,059)	(28,225)	(36,785)	(77,185)
Net increase (decrease) in net assets
from operations	12,812	(17,653)	(24,328)	(10,790)	(56,925)	(32,175)	(60,232)	(7,775)	(35,087)	(76,943)

Contract transactions 1
Policy purchase payments	18,248	16,915	24,344	9,949	80,335	67,925	107,183	30,037	63,603	82,873
Policy withdrawals	(18,937)	(3,428)	(10,730)	(3,624)	(27,946)	(7,646)	(15,280)	(4,249)	(7,945)	(29,604)
Transfers between portfolios	9,407	1,254	8,822	20,086	114,845	(40,121)	(14,657)	5,841	116,270	(27,423)
Policyholder charges (Note 3)	(11,498)	(16,494)	(14,157)	(5,276)	(38,704)	(27,446)	(46,279)	(29,193)	(14,953)	(38,074)
Net increase (decrease) in net assets from
contract transactions	(2,780)	(1,753)	8,279	21,135	128,530	(7,288)	30,967	2,436	156,975	(12,228)

Net increase (decrease) in net assets	10,032	(19,406)	(16,049)	10,345	71,605	(39,463)	(29,265)	(5,339)	121,888	(89,171)

Net assets beginning of period	241,532	302,979	312,701	77,718	612,366	479,169	774,294	405,838	279,480	584,588

Net assets end of period	$251,564	$283,573	$296,652	$88,063	$683,971	$439,706	$745,029	$400,499	$401,368	$495,417

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	9,314	22,243	22,690	8,659	46,869	24,118	57,926	24,340	24,652	39,894

Units Issued	3,077	11,222	6,216	4,321	24,856	7,366	19,117	8,376	36,579	13,270
Units Redeemed	(3,193)	(11,504)	(5,736)	(1,940)	(15,727)	(7,401)	(16,919)	(8,076)	(22,746)	(13,974)

Units Outstanding at December 31, 2011	9,198	21,961	23,170	11,040	55,998	24,083	60,124	24,640	38,485	39,190

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

		JNL/JPMorgan
	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM	JNL/MCM	JNL/MCM
	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index	Communications	Consumer Brands
	Portfolio	Portfolio	Portfolio	Equity Portfolio	Portfolio	Portfolio	25 Portfolio	Portfolio	Sector Portfolio	Sector Portfolio
Operations
Net investment income (loss)	$(1,639)	$28,658	$3,292	$69	$(787)	$(1)	$10,028	$31,186	$2,225	$(58)
Net realized gain (loss) on investments	13,090	26,133	49,296	2,549	4,286	2,089	29,890	24,939	780	2,491
Net change in unrealized appreciation
(depreciation) on investments	(23,329)	5,273	(233,119)	(9,660)	(18,723)	(4,632)	(12,109)	14,318	(9,390)	(667)
Net increase (decrease) in net assets
from operations	(11,878)	60,064	(180,531)	(7,042)	(15,224)	(2,544)	27,809	70,443	(6,385)	1,766

Contract transactions 1
Policy purchase payments	44,217	110,338	65,808	30,830	5,128	1,019	23,420	165,008	16,396	5,972
Policy withdrawals	(4,495)	(56,123)	(33,257)	(8,830)	(1,349)	-	(22,389)	(27,702)	(35,591)	(344)
Transfers between portfolios	(13,825)	730,616	(95,301)	21,894	14,304	2,054	76,427	374,237	(9,164)	2,314
Policyholder charges (Note 3)	(12,442)	(45,588)	(61,653)	(19,126)	(11,255)	(826)	(27,681)	(58,184)	(11,072)	(2,458)
Net increase (decrease) in net assets from
contract transactions	13,455	739,243	(124,403)	24,768	6,828	2,247	49,777	453,359	(39,431)	5,484

Net increase (decrease) in net assets	1,577	799,307	(304,934)	17,726	(8,396)	(297)	77,586	523,802	(45,816)	7,250

Net assets beginning of period	177,412	515,960	1,062,703	159,580	115,486	19,912	423,145	895,475	152,763	28,836

Net assets end of period	$178,989	$1,315,267	$757,769	$177,306	$107,090	$19,615	$500,731	$1,419,277	$106,947	$36,086

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	6,396	23,551	72,091	7,130	7,693	1,554	34,878	62,225	25,046	2,309

Units Issued	3,824	84,142	19,222	3,780	2,400	860	28,282	48,674	2,899	2,090
Units Redeemed	(3,250)	(51,995)	(28,490)	(2,382)	(1,942)	(669)	(25,082)	(18,169)	(9,657)	(1,688)

Units Outstanding at December 31, 2011	6,970	55,698	62,823	8,528	8,151	1,745	38,078	92,730	18,288	2,711

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Dow Dividend	Emerging Markets	European 30	Financial	Global Alpha	Healthcare	International	JNL 5	JNL Optimized	Nasdaq 25
	Portfolio	Index Portfolio(a)	Portfolio	Sector Portfolio	Portfolio	Sector Portfolio	Index Portfolio	Portfolio	5 Portfolio	Portfolio
Operations
Net investment income (loss)	$4,613	$-	$423	$412	$104	$319	$22,627	$215,192	$11,812	$-
Net realized gain (loss) on investments	3,445	-	1,511	(2,993)	2,561	2,051	(1,143)	(263,650)	16,299	3,149
Net change in unrealized appreciation
(depreciation) on investments	693	-	(5,080)	(29,686)	404	21,169	(171,183)	(172,152)	(118,633)	(3,270)
Net increase (decrease) in net assets
from operations	8,751	-	(3,146)	(32,267)	3,069	23,539	(149,699)	(220,610)	(90,522)	(121)

Contract transactions 1
Policy purchase payments	35,846	-	3,247	31,724	16,905	31,547	145,622	989,220	151,863	15,659
Policy withdrawals	(1,046)	-	(167)	(3,460)	(382)	(1,754)	(37,555)	(607,764)	(7,177)	(1,762)
Transfers between portfolios	27,895	-	12,143	(4,634)	33,527	(18,613)	(3,174)	(963,938)	(206,063)	4,465
Policyholder charges (Note 3)	(9,129)	-	(1,856)	(11,820)	(5,827)	(16,089)	(73,320)	(573,220)	(60,837)	(3,258)
Net increase (decrease) in net assets from
contract transactions	53,566	-	13,367	11,810	44,223	(4,909)	31,573	(1,155,702)	(122,214)	15,104

Net increase (decrease) in net assets	62,317	-	10,221	(20,457)	47,292	18,630	(118,126)	(1,376,312)	(212,736)	14,983

Net assets beginning of period	133,781	-	16,770	235,246	91,446	273,340	1,144,724	9,164,831	1,049,000	41,754

Net assets end of period	$196,098	$-	$26,991	$214,789	$138,738	$291,970	$1,026,598	$7,788,519	$836,264	$56,737

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	20,512	-	1,370	27,772	8,809	21,187	68,704	781,667	103,908	3,521

Units Issued	14,118	-	1,264	10,027	7,230	6,944	17,618	105,620	21,728	4,643
Units Redeemed	(6,367)	-	(239)	(8,517)	(2,993)	(7,601)	(15,689)	(204,911)	(33,124)	(2,931)

Units Outstanding at December 31, 2011	28,263	-	2,395	29,282	13,046	20,530	70,633	682,376	92,512	5,233

(a) Commencement of operations August 29, 2011.

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap	Small Cap	Technology
	25 Portfolio	Sector Portfolio	Portfolio	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio	Index Portfolio	Sector Portfolio
Operations
Net investment income (loss)	$2,292	$643	$129	$349	$720	$21,185	$(540)	$412	$1,588	$(1,560)
Net realized gain (loss) on investments	(5,269)	49,377	6,287	1,727	70,476	48,556	7,875	(1,796)	78,866	86,902
Net change in unrealized appreciation
(depreciation) on investments	(35,046)	(42,592)	(6,062)	(2,287)	(106,721)	(53,020)	(38,129)	1,827	(128,756)	(80,772)
Net increase (decrease) in net assets
from operations	(38,023)	7,428	354	(211)	(35,525)	16,721	(30,794)	443	(48,302)	4,570

Contract transactions 1
Policy purchase payments	29,474	142,294	13,840	29,722	80,096	256,464	38,119	8,178	118,283	26,390
Policy withdrawals	(7,687)	(70,365)	(202)	(433)	(24,580)	(56,234)	(10,856)	(1,233)	(12,376)	(3,428)
Transfers between portfolios	2,079	50,697	(28,185)	115,729	48,498	27,068	(109,101)	(5,922)	(46,026)	(160,251)
Policyholder charges (Note 3)	(9,957)	(78,908)	(4,578)	(6,385)	(52,694)	(122,684)	(13,145)	(6,572)	(60,954)	(12,804)
Net increase (decrease) in net assets from
contract transactions	13,909	43,718	(19,125)	138,633	51,320	104,614	(94,983)	(5,549)	(1,073)	(150,093)

Net increase (decrease) in net assets	(24,114)	51,146	(18,771)	138,422	15,795	121,335	(125,777)	(5,106)	(49,375)	(145,523)

Net assets beginning of period	137,890	1,066,535	55,683	80,098	978,882	1,774,127	329,097	110,422	964,399	434,387

Net assets end of period	$113,776	$1,117,681	$36,912	$218,520	$994,677	$1,895,462	$203,320	$105,316	$915,024	$288,864

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	16,072	30,482	4,194	8,699	53,492	151,586	27,740	17,618	58,852	56,488

Units Issued	22,335	18,988	3,712	16,504	12,203	35,703	33,810	3,336	16,405	26,391
Units Redeemed	(20,890)	(18,342)	(5,057)	(2,760)	(9,826)	(26,833)	(42,870)	(4,246)	(16,365)	(45,337)

Units Outstanding at December 31, 2011	17,517	31,128	2,849	22,443	55,869	160,456	18,680	16,708	58,892	37,542

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

			JNL/					JNL/	JNL/	JNL/
	JNL/MCM		Oppenheimer	JNL/PAM	JNL/PAM	JNL/PIMCO	JNL/PIMCO	PPM America	PPM America	PPM America
	Value Line 30	JNL/MCM	Global Growth	Asia ex-Japan	China-India	Real Return	Total Return	High Yield	Mid Cap Value	Small Cap
	Portfolio	VIP Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio	Portfolio	Value Portfolio
Operations
Net investment income (loss)	$(1,883)	$6,406	$(354)	$(176)	$(822)	$1,510	$44,599	$46,011	$(337)	$(57)
Net realized gain (loss) on investments	(1,454)	(23,173)	(1,418)	7,626	22,209	42,075	17,003	41,593	(6,706)	(2,108)
Net change in unrealized appreciation
(depreciation) on investments	(59,494)	(18,239)	(50,717)	(26,492)	(109,048)	(6,735)	16,995	(56,853)	(6,197)	(1,335)
Net increase (decrease) in net assets
from operations	(62,831)	(35,006)	(52,489)	(19,042)	(87,661)	36,850	78,597	30,751	(13,240)	(3,500)

Contract transactions 1
Policy purchase payments	52,000	110,753	76,107	7,760	43,529	49,906	240,013	341,799	5,994	4,134
Policy withdrawals	(646)	(7,180)	(11,086)	(4,073)	(10,447)	(23,839)	(24,785)	(13,080)	(1,563)	(263)
Transfers between portfolios	(55,008)	(110,716)	37,886	5,277	(15,038)	211,575	175,731	(129,623)	48,802	8,573
Policyholder charges (Note 3)	(14,871)	(60,946)	(30,714)	(6,321)	(17,749)	(24,210)	(134,636)	(43,026)	(3,155)	(1,241)
Net increase (decrease) in net assets from
contract transactions	(18,525)	(68,089)	72,193	2,643	295	213,432	256,323	156,070	50,078	11,203

Net increase (decrease) in net assets	(81,356)	(103,095)	19,704	(16,399)	(87,366)	250,282	334,920	186,821	36,838	7,703

Net assets beginning of period	259,933	906,876	570,064	87,232	331,646	262,736	1,709,539	669,155	12,104	4,837

Net assets end of period	$178,577	$803,781	$589,768	$70,833	$244,280	$513,018	$2,044,459	$855,976	$48,942	$12,540

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	35,506	75,898	37,533	7,144	26,392	19,888	82,888	38,270	1,139	454

Units Issued	53,541	12,501	11,386	10,798	14,083	45,196	92,166	112,494	7,637	3,230
Units Redeemed	(57,401)	(18,139)	(6,250)	(10,380)	(13,522)	(30,063)	(79,698)	(103,640)	(3,851)	(2,405)

Units Outstanding at December 31, 2011	31,646	70,260	42,669	7,562	26,953	35,021	95,356	47,124	4,925	1,279

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe	JNL/T. Rowe
	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Price Established	Price Mid-Cap	Price Short-Term	Price Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Bond Portfolio	Portfolio
Operations
Net investment income (loss)	$236	$38,840	$89	$2,816	$(138)	$365	$(7,919)	$(9,194)	$1,650	$5,290
Net realized gain (loss) on investments	2,360	13,196	7,804	25,824	(2,251)	(1,567)	98,848	161,090	452	(792)
Net change in unrealized appreciation
(depreciation) on investments	(5,773)	(179,806)	(1,189)	(2,043)	(10,659)	(7,210)	(96,398)	(181,105)	(1,737)	(23,277)
Net increase (decrease) in net assets
from operations	(3,177)	(127,770)	6,704	26,597	(13,048)	(8,412)	(5,469)	(29,209)	365	(18,779)

Contract transactions 1
Policy purchase payments	7,591	40,194	8,671	21,200	31,100	10,149	96,706	153,763	24,516	88,228
Policy withdrawals	(471)	(5,532)	(1,853)	(3,906)	(42,722)	(2,284)	(16,848)	(73,930)	(21,545)	(10,901)
Transfers between portfolios	(4,965)	281,085	34,012	142,499	135,826	68,613	(311,066)	48,491	207,130	126,843
Policyholder charges (Note 3)	(2,840)	(20,329)	(5,173)	(11,058)	(15,045)	(7,357)	(58,147)	(74,348)	(14,272)	(48,199)
Net increase (decrease) in net assets from
contract transactions	(685)	295,418	35,657	148,735	109,159	69,121	(289,355)	53,976	195,829	155,971

Net increase (decrease) in net assets	(3,862)	167,648	42,361	175,332	96,111	60,709	(294,824)	24,767	196,194	137,192

Net assets beginning of period	47,910	234,467	59,433	166,278	100,056	65,141	1,207,673	1,145,443	88,087	593,409

Net assets end of period	$44,048	$402,115	$101,794	$341,610	$196,167	$125,850	$912,849	$1,170,210	$284,281	$730,601

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	2,327	22,547	5,334	13,972	8,818	6,498	35,456	20,652	7,976	37,014

Units Issued	1,350	50,627	4,784	23,870	41,613	15,041	5,933	7,897	31,870	17,671
Units Redeemed	(1,410)	(25,796)	(1,848)	(11,870)	(34,637)	(8,158)	(14,248)	(7,065)	(14,206)	(7,963)

Units Outstanding at December 31, 2011	2,267	47,378	8,270	25,972	15,794	13,381	27,141	21,484	25,640	46,722

See notes to the financial statements.

Jackson National Separate Account IV
Statements of Changes in Net Assets
For the Year Ended December 31, 2011

	JNL/WMC	JNL/WMC	JNL/WMC
	Balanced	Money Market	Value
	Portfolio	Portfolio	Portfolio
Operations
Net investment income (loss)	$4,098	$(19,499)	$3,031
Net realized gain (loss) on investments	7,611	30	33,728
Net change in unrealized appreciation
(depreciation) on investments	16,133	-	(43,810)
Net increase (decrease) in net assets
from operations	27,842	(19,469)	(7,051)

Contract transactions 1
Policy purchase payments	137,548	1,164,265	76,279
Policy withdrawals	(14,267)	(211,623)	(30,527)
Transfers between portfolios	113,196	(7,479)	(137,023)
Policyholder charges (Note 3)	(77,065)	(179,901)	(37,667)
Net increase (decrease) in net assets from
contract transactions	159,412	765,262	(128,938)

Net increase (decrease) in net assets	187,254	745,793	(135,989)

Net assets beginning of period	1,038,921	2,942,556	889,010

Net assets end of period	$1,226,175	$3,688,349	$753,021

1 Contract Unit Transactions
Units Outstanding at December 31, 2010	32,253	197,335	40,970

Units Issued	9,117	433,707	7,581
Units Redeemed	(4,282)	(379,500)	(12,593)

Units Outstanding at December 31, 2011	37,088	251,542	35,958

See notes to the financial statements.

Jackson National Separate Account IV
Notes to Financial Statements

Note 1 – Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account IV (the “Separate Account”) on June 14, 1997.  The Separate Account commenced operations on March 8, 2004, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson.  However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the policyholder, net premiums for individual flexible premium variable universal life contracts issued by Jackson.  The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment.  The Separate Account contains eighty-six (86) sub-accounts (“Portfolios”) as of December 31, 2012.  These Portfolios each invest in the following mutual funds (collectively, the “Funds”):

JNL Series Trust
JNL/American Funds Blue Chip Income and Growth Fund	JNL/Goldman Sachs Mid Cap Value Fund	JNL/MCM Small Cap Index Fund(2)
JNL/American Funds Global Bond Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Morgan Stanley Mid Cap Growth Fund
JNL/American Funds Global Small Capitalization Fund	JNL/Invesco Global Real Estate Fund	JNL/Neuberger Berman Strategic Income Fund
JNL/American Funds Growth-Income Fund	JNL/Invesco International Growth Fund	JNL/Oppenheimer Global Growth Fund
JNL/American Funds International Fund	JNL/Invesco Large Cap Growth Fund	JNL/PIMCO Real Return Fund
JNL/American Funds New World Fund	JNL/Invesco Small Cap Growth Fund	JNL/PIMCO Total Return Bond Fund
JNL/BlackRock Commodity Securities Fund	JNL/Ivy Asset Strategy Fund	JNL/PPM America High Yield Bond Fund(1)
JNL/BlackRock Global Allocation Fund	JNL/JPMorgan International Value Fund	JNL/PPM America Mid Cap Value Fund(1)
JNL/Brookfield Global Infrastructure Fund	JNL/JPMorgan MidCap Growth Fund	JNL/PPM America Small Cap Value Fund(1)
JNL/Capital Guardian Global Balanced Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/PPM America Value Equity Fund(1)
JNL/Capital Guardian Global Diversified Research Fund	JNL/Lazard Emerging Markets Fund	JNL/Red Rocks Listed Private Equity Fund
JNL/DFA U.S. Core Equity Fund	JNL/Lazard Mid Cap Equity Fund	JNL/S&P Competitive Advantage Fund
JNL/Eagle SmallCap Equity Fund	JNL/M&G Global Basics Fund(1)	JNL/S&P Dividend Income & Growth Fund
JNL/Eastspring Investments Asia ex-Japan Fund(1)	JNL/M&G Global Leaders Fund(1)	JNL/S&P Intrinsic Value Fund
JNL/Eastspring Investments China-India Fund(1)	JNL/MCM Bond Index Fund(2)	JNL/S&P Total Yield Fund
JNL/Franklin Templeton Global Growth Fund	JNL/MCM Emerging Markets Index Fund(2)	JNL/T. Rowe Price Established Growth Fund
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/MCM European 30 Fund(2)	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Franklin Templeton Income Fund	JNL/MCM Global Alpha Fund(2)	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Franklin Templeton International Small Cap Growth Fund	JNL/MCM International Index Fund(2)	JNL/T. Rowe Price Value Fund
JNL/Franklin Templeton Mutual Shares Fund	JNL/MCM Jones U.S. Contrarian Opportunities Index Fund(2)	JNL/UBS Large Cap Select Growth Fund
JNL/Franklin Templeton Small Cap Value Fund	JNL/MCM Pacific Rim 30 Fund(2)	JNL/WMC Balanced Fund
JNL/Goldman Sachs Core Plus Bond Fund	JNL/MCM S&P 400 MidCap Index Fund(2)	JNL/WMC Money Market Fund
JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/MCM S&P 500 Index Fund(2)	JNL/WMC Value Fund

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 1 – Organization (continued)

JNL Variable Fund LLC
JNL/MCM 25 Fund(2)	JNL/MCM JNL 5 Fund(2)	JNL/MCM S&P® SMid 60 Fund(2)
JNL/MCM Communications Sector Fund(2)	JNL/MCM JNL Optimized 5 Fund(2)	JNL/MCM Select Small-Cap Fund(2)
JNL/MCM Consumer Brands Sector Fund(2)	JNL/MCM Nasdaq® 25 Fund(2)	JNL/MCM Technology Sector Fund(2)
JNL/MCM DowSM Dividend Fund(2)	JNL/MCM NYSE® International 25 Fund(2)	JNL/MCM Value Line® 30 Fund(2)
JNL/MCM Financial Sector Fund(2)	JNL/MCM Oil & Gas Sector Fund(2)	JNL/MCM VIP Fund(2)
JNL/MCM Healthcare Sector Fund(2)	JNL/MCM S&P® 24 Fund(2)

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson, serves as investment adviser for all the Funds and receives a fee for its services from each Fund.

During the year ended December 31, 2012, the following Funds changed names:

PRIOR FUND NAME	CURRENT FUND NAME	EFFECTIVE DATE
JNL/Capital Guardian U.S. Growth Equity Fund	JNL/UBS Large Cap Select Growth Fund(3)	April 30, 2012
JNL/Eagle Core Equity Fund	JNL/DFA U.S. Core Equity Fund(3)	April 30, 2012
JNL/PAM Asia ex-Japan Fund	JNL/Eastspring Investments Asia ex-Japan Fund(4)	April 30, 2012
JNL/PAM China-India Fund	JNL/Eastspring Investments China-India Fund(4)	April 30, 2012

(1) These Funds are sub-advised by affiliates of Jackson.

(2) MCM denotes the sub-adviser Mellon Capital Management throughout these financial statements.

(3) These name changes are due to changes in sub-adviser.

(4) These name changes are due to company rebranding.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 2 – Significant Accounting Policies (continued)

Investments

The Separate Account’s Portfolios’ investments in the corresponding Funds are stated at the closing net asset values of the respective Funds.  The average cost method is used in determining the cost of the shares sold on withdrawals by the Portfolios of the Separate Account.  Investments in the Funds are recorded on trade date.  Realized gain distributions and dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income or gain to the Portfolios of the Separate Account on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code.  Under current law, no federal income taxes are payable with respect to the Separate Account.  Therefore, no federal income tax has been provided.

Topic 820 in the Accounting Standards Codification (ASC 820), “Fair Value Measurements”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The changes to current GAAP from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolios’ investments in the Funds under ASC 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange, or investments in mutual funds and securities lending collateral, which is valued as a practical expedient at its daily reported NAV.  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in non-active markets.  Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds, and credit risks.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the Separate Account’s Portfolios’ own assumptions in determining the fair value of the investments in the respective Funds.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2012, all of the Separate Account’s Portfolios’ investments in each of the corresponding Funds are valued as a practical expedient at their daily reported NAVs. Therefore, all investments in Funds have been categorized as Level 1.  The characterization of the underlying securities held by the Funds in accordance with ASC 820 differs from the characterization of the Separate Account’s Portfolios’ investments in the corresponding Funds.

ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”

In May 2011 FASB released ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”.  ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures.  Effective for interim and annual periods beginning after December 15, 2011, entities will need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities; quantitative information relating to significant observable inputs, a narrative description of the valuation process, and a narrative description of the sensitivity of the fair value measurements to changes in unobservable or Level 3 valuation inputs.

For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2 securities.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 3 – Policy Charges

Charges are deducted from the Separate Account and remitted to Jackson, to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

Asset-based Charges

Insurance Charges

Jackson deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.15% - 0.90% for years 1 - 10, 0.0% - 0.25% for years 11 - 20, and 0.0% for years greater than 21 for the assumption of mortality and expense risks.  The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson.  This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account.  This is charged through the daily unit value calculation.

Transaction Charges

Policy premium payments are reflected net of the following charges paid:

Sales Charge
A basic sales charge is deducted from each premium payment received.  This sales charge is not to exceed 6% of each premium in all years.  Total sales charges deducted from premium payments for the years ended December 31, 2012 and 2011 amounted to $326,666 and $363,631, respectively.

Premium Tax Charge
A premium tax charge in the amount of 2.5% is deducted from each premium payment.

Federal Tax Charge
A federal tax charge of 1.5% is deducted from each premium payment.

Total tax charges for the years ended December 31, 2012 and 2011 amounted to $389,936 and $433,057, respectively.

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the policy.  These charges are paid by redeeming units of the Separate Account held by the individual policyholder.

Cost of Insurance Charge
The cost of insurance varies with the amount of insurance, the insured’s age, sex, risk class, and duration of the policy.

Monthly Policy Charge
A monthly policy fee is assessed at $7.50 - $15 per month of policy years 1 - 10 and $7.50 - $8 per month thereafter.

Administrative Charge
An administrative charge of $0.05 - $0.30 per thousand of the specified death benefit (policy face value) will be assessed in the first 10 - 15 policy years, and $0.01 per thousand thereafter.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 3 – Policy Charges (continued)

Optional Rider Charges

Types of optional riders include the following: Scheduled Term Insurance, Waiver of Monthly Deductions, Wavier of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider.  For a full explanation of product optional riders please refer to the products prospectus.

The total cash value charges for the years ended December 31, 2012 and 2011 amounted to $3,110,249 and $2,811,190, respectively.

Contract Charges

Transfer Charge
A transfer charge of $25 will apply to transfers made by policyholders between the Portfolios in excess of 15 transfers in a contract year.  Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required.  This charge will be deducted from the amount transferred prior to the allocation to a different Portfolio.

Re-Underwriting Charge
If a transaction under a policy requires underwriting approval after the commencement date, a charge of $25 is deducted.

Illustration Charge
One personalized illustration is free of charge each policy year.  A fee of $25 (to be paid separately) will be assessed for any additional illustration requests during the policy year.

Surrender Charges
During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract.  The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract.  The rate is determined based on a number of factors, including the insured’s age, sex, underwriting risk classification, and the contract year of surrender.  The surrender charges are assessed by Jackson and withheld from the proceeds of withdrawals.

The total contract charges for the years ended December 31, 2012 and 2011 amounted to $1,050 and $300, respectively.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 4 – Purchases and Sales of Investments

For the year ended December 31, 2012, cost of purchases and proceeds from sales of the Portfolios’ investments in the corresponding Funds are as follows:

JNL Series Trust
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/American Funds Blue Chip Income and Growth Fund	$97,560	$43,945	JNL/M&G Global Basics Fund	$32,560	$34,214
JNL/American Funds Global Bond Fund	120,985	44,061	JNL/M&G Global Leaders Fund	1,799	1,673
JNL/American Funds Global Small Capitalization Fund	79,305	35,490	JNL/MCM Bond Index Fund	458,683	621,927
JNL/American Funds Growth-Income Fund	90,273	31,336	JNL/MCM Emerging Markets Index Fund	43,777	9,320
JNL/American Funds International Fund	100,651	13,368	JNL/MCM European 30 Fund	18,820	37,571
JNL/American Funds New World Fund	100,168	62,346	JNL/MCM Global Alpha Fund	41,866	63,425
JNL/BlackRock Commodity Securities Fund	233,307	277,002	JNL/MCM International Index Fund	317,868	214,344
JNL/BlackRock Global Allocation Fund	250,811	131,527	JNL/MCM Dow Jones U.S. Contrarian Opportunities Index Fund	2,798	39
JNL/Brookfield Global Infrastructure Fund	48,206	2,764	JNL/MCM Pacific Rim 30 Fund	79,489	23,880
JNL/Capital Guardian Global Balanced Fund	79,874	88,482	JNL/MCM S&P 400 MidCap Index Fund	216,177	188,702
JNL/Capital Guardian Global Diversified Research Fund	91,476	83,401	JNL/MCM S&P 500 Index Fund	2,048,694	1,830,411
JNL/DFA U.S. Core Equity Fund	64,354	31,760	JNL/MCM Small Cap Index Fund	314,400	251,619
JNL/Eagle SmallCap Equity Fund	483,207	303,015	JNL/Morgan Stanley Mid Cap Growth Fund	346	168
JNL/Eastspring Investments Asia ex-Japan Fund	96,998	20,863	JNL/Neuberger Berman Strategic Income Fund	19,347	3,668
JNL/Eastspring Investments China-India Fund	163,569	88,435	JNL/Oppenheimer Global Growth Fund	157,672	82,586
JNL/Franklin Templeton Global Growth Fund	88,745	68,841	JNL/PIMCO Real Return Fund	680,272	228,944
JNL/Franklin Templeton Global Multisector Bond Fund	228,067	154,584	JNL/PIMCO Total Return Bond Fund	1,699,867	570,846
JNL/Franklin Templeton Income Fund	283,534	284,098	JNL/PPM America High Yield Bond Fund	802,270	777,548
JNL/Franklin Templeton International Small Cap Growth Fund	123,135	79,730	JNL/PPM America Mid Cap Value Fund	58,406	65,933
JNL/Franklin Templeton Mutual Shares Fund	85,175	65,462	JNL/PPM America Small Cap Value Fund	65,155	49,366
JNL/Franklin Templeton Small Cap Value Fund	82,943	84,947	JNL/PPM America Value Equity Fund	20,772	9,590
JNL/Goldman Sachs Core Plus Bond Fund	169,052	85,674	JNL/Red Rocks Listed Private Equity Fund	66,858	146,294
JNL/Goldman Sachs Emerging Markets Debt Fund	34,200	104,380	JNL/S&P Competitive Advantage Fund	458,469	43,224
JNL/Goldman Sachs Mid Cap Value Fund	60,263	62,512	JNL/S&P Dividend Income & Growth Fund	179,317	96,783
JNL/Goldman Sachs U.S. Equity Flex Fund	65,614	23,049	JNL/S&P Intrinsic Value Fund	408,741	198,314
JNL/Invesco Global Real Estate Fund	229,497	196,204	JNL/S&P Total Yield Fund	86,056	103,874
JNL/Invesco International Growth Fund	191,249	132,930	JNL/T. Rowe Price Established Growth Fund	509,864	421,107
JNL/Invesco Large Cap Growth Fund	211,303	114,179	JNL/T. Rowe Price Mid-Cap Growth Fund	392,521	278,340
JNL/Invesco Small Cap Growth Fund	170,932	173,193	JNL/T. Rowe Price Short-Term Bond Fund	164,579	246,784
JNL/Ivy Asset Strategy Fund	266,136	236,438	JNL/T. Rowe Price Value Fund	344,940	204,031
JNL/JPMorgan International Value Fund	155,165	110,012	JNL/UBS Large Cap Select Growth Fund	87,475	75,357
JNL/JPMorgan MidCap Growth Fund	100,009	83,895	JNL/WMC Balanced Fund	204,283	344,847
JNL/JPMorgan U.S. Government & Quality Bond Fund	729,555	1,077,776	JNL/WMC Money Market Fund	3,963,070	4,685,906
JNL/Lazard Emerging Markets Fund	99,689	223,263	JNL/WMC Value Fund	293,031	216,506
JNL/Lazard Mid Cap Equity Fund	71,358	91,545

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 4 – Purchases and Sales of Investments (continued)

JNL Variable Fund LLC
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/MCM 25 Fund	$302,480	$315,314	JNL/MCM NYSE® International 25 Fund	$47,806	$44,931
JNL/MCM Communications Sector Fund	49,786	83,862	JNL/MCM Oil & Gas Sector Fund	356,093	369,076
JNL/MCM Consumer Brands Sector Fund	127,613	63,907	JNL/MCM S&P® 24 Fund	146,361	104,542
JNL/MCM DowSM Dividend Fund	113,275	85,831	JNL/MCM S&P® SMid 60 Fund	356,255	81,661
JNL/MCM Financial Sector Fund	87,883	80,680	JNL/MCM Select Small-Cap Fund	15,819	15,742
JNL/MCM Healthcare Sector Fund	211,032	100,862	JNL/MCM Technology Sector Fund	178,944	169,615
JNL/MCM JNL 5 Fund	1,427,670	1,651,652	JNL/MCM Value Line® 30 Fund	107,882	111,176
JNL/MCM JNL Optimized 5 Fund	239,734	128,701	JNL/MCM VIP Fund	161,236	133,218
JNL/MCM Nasdaq® 25 Fund	227,998	70,994

Note 5 – Subsequent Events

Management evaluated subsequent events for the Separate Account through the date the financial statements were available to be issued, and concluded there were no events that would require additional financial statement disclosure and/or adjustments to the financial statements.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights
The following is a summary for each period in the five-year period ended December 31, 2012, of unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense ratios in addition  to certain other Portfolio data.  Unit values for Portfolios that do not have any assets at period end are calculated based on the net asset value of the underlying Fund less expenses charged directly to that Portfolio of the Separate Account.

	JNL/American				JNL/American		JNL/American		JNL/American				JNL/BlackRock			JNL/Brookfield		JNL/Capital
	Funds Blue Chip		JNL/American		Funds Global		Funds		Funds		JNL/American		Commodity	JNL/BlackRock		Global		Guardian Global
	Income and		Funds Global		Small Capitalization		Growth-Income		International		Funds New		Securities	Global Allocation		Infrastructure		Balanced
	Growth Portfolio(a)		Bond Portfolio(a)		Portfolio(a)		Portfolio(a)		Portfolio(a)		World Portfolio(a)		Portfolio	Portfolio(b)		Portfolio(c)		Portfolio

Highest expense ratio
Period ended December 31, 2012

Unit Value	$11.438484		$11.359639		$10.425426		$11.717093		$10.734592		$11.222195		$10.686511	$10.764438		$12.196740		$13.536275
Total Return*	12.67%		5.20%		17.04%		16.13%		16.51%		16.49%		0.07%	8.77%		17.78%		12.36%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%	0.90%		0.90%		0.90%

Period ended December 31, 2011

Unit Value	$10.152091		$10.798211		$8.907370		$10.089756		$9.213080		$9.633597		$10.678697	$9.896293		$10.355405		$12.047020
Total Return*	-1.91%		3.59%		-19.84%		-2.96%		-14.82%		-14.77%		-7.96%	-4.24%		3.55	%***	-5.55%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%	0.90%		0.90%		0.90%

Period ended December 31, 2010

Unit Value	$10.350229		$10.423733		$11.111333		$10.397660		$10.815402		$11.302552		$11.602289	$10.334347		n/a		$12.754628
Total Return*	3.50	%***	4.24	%***	11.11	%***	3.98	%***	8.15	%***	13.03	%***	16.54%	3.34	%***	n/a		8.42%
Ratio of Expenses**	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%		0.90%	0.90%		n/a		0.90%

Period ended December 31, 2009

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		$9.955948	n/a		n/a		$11.764277
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		49.00%	n/a		n/a		21.49%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		0.90%	n/a		n/a		0.90%

Period ended December 31, 2008

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		$6.681945	n/a		n/a		$9.683308
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		-51.62%	n/a		n/a		-28.76%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		0.90%	n/a		n/a		0.90%

*     Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**   Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 3, 2010.
(b) Commencement of operations October 11, 2010.
(c) Commencement of operations December 12, 2011.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/American				JNL/American		JNL/American		JNL/American				JNL/BlackRock			JNL/Brookfield		JNL/Capital
	Funds Blue Chip		JNL/American		Funds Global		Funds		Funds		JNL/American		Commodity	JNL/BlackRock		Global		Guardian Global
	Income and		Funds Global		Small Capitalization		Growth-Income		International		Funds New		Securities	Global Allocation		Infrastructure		Balanced
	Growth Portfolio(a)		Bond Portfolio(a)		Portfolio(a)		Portfolio(a)		Portfolio(a)		World Portfolio(a)		Portfolio	Portfolio(b)		Portfolio(c)		Portfolio

Lowest expense ratio
Period ended December 31, 2012

Unit Value	$11.665876		$11.566068		$10.632738		$11.985960		$10.941478		$11.460856		$11.171585	$10.926386		$12.307716		$14.884197
Total Return*	13.48%		6.07%		17.98%		17.30%		17.38%		17.37%		0.83%	9.59%		18.81%		13.21%
Ratio of Expenses**	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%		0.15%

Period ended December 31, 2011

Unit Value	$10.279718		$10.903747		$9.012647		$10.217896		$9.321086		$9.764790		$11.079783	$9.969828		$10.359233		$13.147381
Total Return*	-1.15%		4.37%		-19.17%		-2.22%		-14.16%		-14.07%		-7.27%	-3.65%		3.59	%***	-4.84%
Ratio of Expenses**	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%		0.15%

Period ended December 31, 2010

Unit Value	$10.399647		$10.447141		$11.150705		$10.449598		$10.859197		$11.363534		$11.948350	$10.347291		n/a		$13.815892
Total Return*	4.00	%***	4.47	%***	11.51	%***	4.50	%***	8.59	%***	13.64	%***	17.41%	3.47	%***	n/a		9.23%
Ratio of Expenses**	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		n/a		0.15%

Period ended December 31, 2009

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		$10.176277	n/a		n/a		$12.647913
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		50.12%	n/a		n/a		22.41%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		0.15%	n/a		n/a		0.15%

Period ended December 31, 2008

Unit Value	n/a		n/a		n/a		n/a		n/a		n/a		$6.778767	n/a		n/a		$10.332839
Total Return*	n/a		n/a		n/a		n/a		n/a		n/a		-51.25%	n/a		n/a		-28.23%
Ratio of Expenses**	n/a		n/a		n/a		n/a		n/a		n/a		0.15%	n/a		n/a		0.15%

*    Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.
**   Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations May 3, 2010.
(b) Commencement of operations October 11, 2010.
(c) Commencement of operations December 12, 2011.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/American		JNL/American	JNL/American	JNL/American		JNL/BlackRock		JNL/Brookfield	JNL/Capital
	Funds Blue Chip	JNL/American	Funds Global	Funds	Funds	JNL/American	Commodity	JNL/BlackRock	Global	Guardian Global
	Income and	Funds Global	Small Capitalization	Growth-Income	International	Funds New	Securities	Global Allocation	Infrastructure	Balanced
	Growth Portfolio(a)	Bond Portfolio(a)	Portfolio(a)	Portfolio(a)	Portfolio(a)	World Portfolio(a)	Portfolio	Portfolio(b)	Portfolio(c)	Portfolio

Portfolio data
Period ended December 31, 2012

1 Net Assets (in thousands)	$114	$260	$107	$170	$161	$136	$817	$216	$48	$472
1 Units Outstanding (in thousands)	10	23	10	14	15	12	76	20	4	34
Investment Income Ratio *	1.18%	2.03%	0.85%	0.93%	1.51%	1.21%	0.00%	0.00%	0.06%	2.26%

Period ended December 31, 2011

Net Assets (in thousands)	$55	$176	$49	$92	$57	$81	$848	$84	$-	$435
Units Outstanding (in thousands)	5	16	6	9	6	8	79	8	-	35
Investment Income Ratio *	0.96%	1.02%	0.48%	0.61%	0.83%	1.09%	0.73%	0.93%	0.00%	1.28%

Period ended December 31, 2010

Net Assets (in thousands)	$8	$78	$22	$23	$19	$17	$694	$19	n/a	$414
Units Outstanding (in thousands)	1	8	2	2	2	1	60	2	n/a	31
Investment Income Ratio *	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.43%	0.00%	n/a	1.14%

Period ended December 31, 2009

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	$538	n/a	n/a	$404
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	54	n/a	n/a	33
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	1.22%	n/a	n/a	3.28%

Period ended December 31, 2008

Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	$270	n/a	n/a	$185
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	n/a	40	n/a	n/a	19
Investment Income Ratio *	n/a	n/a	n/a	n/a	n/a	n/a	0.25%	n/a	n/a	1.01%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Portfolio from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Portfolio received dividend income from the underlying Fund.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations May 3, 2010.
(b) Commencement of operations October 11, 2010.
(c) Commencement of operations December 12, 2011.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Capital			JNL/Eastspring		JNL/Eastspring		JNL/Franklin	JNL/Franklin			JNL/Franklin
	Guardian Global	JNL/DFA U.S.	JNL/Eagle	Investments		Investments		Templeton	Templeton Global		JNL/Franklin	Templeton Inter-	JNL/Franklin
	Diversified	Core Equity	SmallCap Equity	Asia ex-Japan		China-India		Global Growth	Multisector Bond		Templeton	national Small Cap	Templeton Mutual
	Research Portfolio	Portfolio	Portfolio	Portfolio		Portfolio		Portfolio	Portfolio(a)		Income Portfolio	Growth Portfolio	Shares Portfolio

Highest expense ratio
Period ended December 31, 2012

Unit Value	$32.587032	$20.717482	$34.216868	$10.637479		$10.073576		$9.213274	$11.768481		$12.921515	$8.806541	$9.527493
Total Return*	16.23%	12.82%	13.07%	21.62%		22.41%		21.25%	17.03%		11.50%	26.16%	12.98%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2011

Unit Value	$28.037326	$18.362574	$30.262423	$8.746807		$8.229397		$7.598332	$10.055534		$11.588920	$6.980493	$8.432737
Total Return*	-4.97%	-1.44%	-2.97%	-21.70%		-28.25%		-6.88%	0.56	%***	1.75%	-14.82%	-1.29%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$29.504560	$18.630354	$31.188187	$11.171471		$11.469880		$8.159900	n/a		$11.390005	$8.195088	$8.542594
Total Return*	11.00%	11.02%	34.72%	18.52%		16.07%		6.36%	n/a		11.78%	19.61%	10.66%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	n/a		0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$26.579941	$16.781414	$23.150691	$9.426107		$9.881890		$7.672188	n/a		$10.189587	$6.851256	$7.719824
Total Return*	37.30%	33.06%	34.55%	68.29%		80.91%		30.03%	n/a		31.88%	51.68%	25.87%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	n/a		0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$19.359090	$12.611717	$17.206620	$5.601064		$5.462259		$5.900166	n/a		$7.726319	$4.516919	$6.133415
Total Return*	-42.87%	-39.48%	-38.72%	-43.99	%***	-45.38	%***	-41.04%	n/a		-30.14%	-54.25%	-38.32%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	n/a		0.90%	0.90%	0.90%

*     Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**   Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.   Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations December 12, 2011.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Capital			JNL/Eastspring		JNL/Eastspring		JNL/Franklin	JNL/Franklin			JNL/Franklin
	Guardian Global	JNL/DFA U.S.	JNL/Eagle	Investments		Investments		Templeton	Templeton Global		JNL/Franklin	Templeton Inter-		JNL/Franklin
	Diversified	Core Equity	SmallCap Equity	Asia ex-Japan		China-India		Global Growth	Multisector Bond		Templeton	national Small Cap		Templeton Mutual
	Research Portfolio	Portfolio	Portfolio	Portfolio		Portfolio		Portfolio	Portfolio(a)		Income Portfolio	Growth Portfolio		Shares Portfolio

Lowest expense ratio
Period ended December 31, 2012

Unit Value	$37.320913	$23.414670	$38.724148	$17.402155		$18.749954		$9.624649	$11.862304		$13.569415	$19.724100		$9.963709
Total Return*	17.10%	13.67%	13.92%	22.53%		23.33%		22.17%	17.92%		12.34%	27.11%		13.83%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%	0.15%		0.15%	0.15%		0.15%

Period ended December 31, 2011

Unit Value	$31.869675	$20.598197	$33.992210	$14.201919		$15.202595		$7.878128	$10.059256		$12.078814	$15.517199		$8.752775
Total Return*	-4.26%	-0.69%	-2.24%	-21.12%		-27.71%		-6.18%	0.59	%***	2.51%	-14.18%		-0.54%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%	0.15%		0.15%	0.15%		0.15%

Period ended December 31, 2010

Unit Value	$33.287557	$20.741278	$34.771019	$18.004288		$21.031017		$8.397307	n/a		$11.783087	$18.081473		$8.800722
Total Return*	11.84%	11.86%	35.73%	19.41%		16.94%		7.16%	n/a		12.62%	20.51%		11.49%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%	n/a		0.15%	0.15%		0.15%

Period ended December 31, 2009

Unit Value	$29.763895	$18.542861	$25.617428	$15.077742		$17.983883		$7.836379	n/a		$10.462490	$15.003631		$7.893678
Total Return*	38.33%	34.06%	35.56%	50.78	%***	82.47%		31.01%	n/a		32.87%	52.94%		26.81%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%	n/a		0.15%	0.15%		0.15%

Period ended December 31, 2008

Unit Value	$21.516089	$13.831319	$18.897657	n/a		$9.855716		$5.981444	n/a		$7.874025	$9.810138		$6.224612
Total Return*	-42.44%	-39.02%	-38.26%	n/a		-1.44	%***	-40.59%	n/a		-29.62%	-1.90	%***	-37.86%
Ratio of Expenses**	0.15%	0.15%	0.15%	n/a		0.15%		0.15%	n/a		0.15%	0.15%		0.15%

*     Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**   Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.   Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a) Commencement of operations December 12, 2011.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Capital			JNL/Eastspring	JNL/Eastspring	JNL/Franklin	JNL/Franklin		JNL/Franklin
	Guardian Global	JNL/DFA U.S.	JNL/Eagle	Investments	Investments	Templeton	Templeton Global	JNL/Franklin	Templeton Inter-	JNL/Franklin
	Diversified	Core Equity	SmallCap Equity	Asia ex-Japan	China-India	Global Growth	Multisector Bond	Templeton	national Small Cap	Templeton Mutual
	Research Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio(a)	Income Portfolio	Growth Portfolio	Shares Portfolio

Portfolio data
Period ended December 31, 2012

1 Net Assets (in thousands)	$363	$233	$900	$160	$387	$374	$86	$548	$250	$445
1 Units Outstanding (in thousands)	11	11	26	13	35	40	7	42	26	46
Investment Income Ratio *	1.40%	1.09%	0.00%	0.87%	1.05%	1.71%	0.14%	5.16%	1.66%	1.60%

Period ended December 31, 2011

Net Assets (in thousands)	$306	$177	$628	$71	$244	$293	$-	$514	$163	$377
Units Outstanding (in thousands)	10	10	20	8	27	38	-	44	21	44
Investment Income Ratio *	1.15%	0.75%	0.00%	0.65%	0.49%	1.02%	0.00%	4.63%	1.48%	2.44%

Period ended December 31, 2010

Net Assets (in thousands)	$309	$119	$521	$87	$332	$283	n/a	$346	$181	$358
Units Outstanding (in thousands)	10	6	16	7	26	35	n/a	30	20	42
Investment Income Ratio *	0.74%	0.35%	0.29%	0.21%	0.00%	1.52%	n/a	3.64%	1.20%	0.13%

Period ended December 31, 2009

Net Assets (in thousands)	$327	$94	$240	$51	$238	$219	n/a	$388	$218	$282
Units Outstanding (in thousands)	12	6	10	5	20	28	n/a	38	29	36
Investment Income Ratio *	2.06%	1.33%	0.00%	0.01%	0.00%	2.01%	n/a	7.97%	2.80%	5.23%

Period ended December 31, 2008

Net Assets (in thousands)	$160	$63	$178	$8	$25	$153	n/a	$228	$35	$107
Units Outstanding (in thousands)	8	5	10	1	4	26	n/a	29	7	17
Investment Income Ratio *	0.00%	3.35%	0.00%	2.64%	0.00%	0.02%	n/a	0.11%	0.27%	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the Portfolio from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to  0.00% even though the Portfolio received dividend income from the underlying Fund.

1 Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations December 12, 2011.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Franklin	JNL/	JNL/Goldman		JNL/	JNL/Goldman
	Templeton	Goldman Sachs	Sachs Emerging		Goldman Sachs	Sachs U.S.	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy
	Small Cap	Core Plus	Markets Debt		Mid Cap	Equity Flex	Global Real Estate	International	Large Cap	Small Cap	Asset Strategy
	Value Portfolio	Bond Portfolio	Portfolio(a)		Value Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio(b)

Highest expense ratio
Period ended December 31, 2012

Unit Value	$14.968847	$28.970871	$15.337281		$14.962808	$9.449918	$15.440379	$20.309742	$13.827638	$18.987109	$12.106532
Total Return*	16.81%	7.00%	19.20%		17.37%	18.72%	27.43%	14.91%	11.71%	16.91%	16.31%
Ratio of Expenses**	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2011

Unit Value	$12.815027	$27.075843	$12.867223		$12.748728	$7.959568	$12.116782	$17.674803	$12.377685	$16.240307	$10.409090
Total Return*	-3.41%	5.57%	-5.32%		-7.19%	-11.18%	-6.93%	-7.47%	-7.33%	-2.07%	-8.07%
Ratio of Expenses**	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$13.267591	$25.648245	$13.589884		$13.736519	$8.961809	$13.019643	$19.102467	$13.356444	$16.583083	$11.322849
Total Return*	25.93%	6.78%	15.18%		23.51%	7.94%	16.32%	11.51%	16.64%	25.38%	9.02%
Ratio of Expenses**	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$10.535863	$24.019691	$11.798689		$11.121997	$8.302581	$11.192890	$17.130384	$11.451257	$13.226566	$10.385811
Total Return*	32.76%	13.44%	22.15%		31.90%	23.95%	31.44%	38.68%	23.45%	33.79%	3.86	%***
Ratio of Expenses**	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$7.935814	$21.173755	$9.659549		$8.432045	$6.698412	$8.515419	$12.352269	$9.275909	$9.886037	n/a
Total Return*	-33.66%	-5.80%	-3.40	%***	-36.61%	-38.07%	-36.08%	-41.38%	-38.11%	-40.12%	n/a
Ratio of Expenses**	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations October 6, 2008.
(b)	Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Franklin	JNL/	JNL/Goldman		JNL/	JNL/Goldman
	Templeton	Goldman Sachs	Sachs Emerging		Goldman Sachs	Sachs U.S.	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy
	Small Cap	Core Plus	Markets Debt		Mid Cap	Equity Flex	Global Real Estate	International	Large Cap	Small Cap	Asset Strategy
	Value Portfolio	Bond Portfolio	Portfolio(a)		Value Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio(b)

Lowest expense ratio
Period ended December 31, 2012

Unit Value	$15.855466	$33.050127	$15.843487		$15.845133	$9.865216	$16.345114	$23.177701	$15.069319	$20.674737	$12.406008
Total Return*	17.69%	7.81%	20.10%		18.25%	19.63%	28.39%	15.78%	12.56%	17.79%	17.19%
Ratio of Expenses**	0.15%	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2011

Unit Value	$13.472379	$30.657234	$13.192290		$13.399396	$8.246195	$12.730657	$20.019550	$13.388180	$17.552077	$10.586675
Total Return*	-2.69%	6.36%	-4.61%		-6.49%	-10.52%	-6.24%	-6.78%	-6.64%	-1.33%	-7.38%
Ratio of Expenses**	0.15%	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2010

Unit Value	$13.844204	$28.824715	$13.829341		$14.329966	$9.215239	$13.577352	$21.475366	$14.339872	$17.788565	$11.430182
Total Return*	26.88%	7.58%	16.05%		24.44%	8.75%	17.20%	12.35%	17.52%	26.32%	9.84%
Ratio of Expenses**	0.15%	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2009

Unit Value	$10.911573	$26.793020	$11.916950		$11.515562	$8.473552	$11.585126	$19.114420	$12.201907	$14.082042	$10.405933
Total Return*	33.76%	14.29%	23.12%		32.90%	24.97%	32.43%	39.73%	24.38%	34.80%	4.06	%***
Ratio of Expenses**	0.15%	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$8.157542	$23.442004	$9.678779		$8.665127	$6.780466	$8.748010	$13.679877	$9.810428	$10.446860	n/a
Total Return*	-33.16%	-5.09%	-3.21	%***	-36.13%	-37.52%	-35.60%	-40.94%	-37.64%	-39.67%	n/a
Ratio of Expenses**	0.15%	0.15%	0.15%		0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	n/a

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations October 6, 2008.
(b)	Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Franklin	JNL/	JNL/Goldman	JNL/	JNL/Goldman
	Templeton	Goldman Sachs	Sachs Emerging	Goldman Sachs	Sachs U.S.	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Invesco	JNL/Ivy
	Small Cap	Core Plus	Markets Debt	Mid Cap	Equity Flex	Global Real Estate	International	Large Cap	Small Cap	Asset Strategy
	Value Portfolio	Bond Portfolio	Portfolio(a)	Value Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio	Portfolio(b)

Portfolio data
Period ended December 31, 2012

1 Net Assets (in thousands)	$456	$338	$261	$341	$149	$907	$559	$912	$454	$501
1 Units Outstanding (in thousands)	30	12	17	23	16	58	27	66	24	41
Investment Income Ratio *	0.33%	2.68%	0.00%	1.28%	0.59%	0.83%	1.80%	0.00%	0.00%	0.26%

Period ended December 31, 2011

Net Assets (in thousands)	$391	$252	$284	$297	$88	$684	$440	$745	$400	$401
Units Outstanding (in thousands)	30	9	22	23	11	56	24	60	25	38
Investment Income Ratio *	0.39%	2.10%	4.87%	0.75%	0.34%	2.82%	0.79%	0.29%	0.00%	0.24%

Period ended December 31, 2010

Net Assets (in thousands)	$398	$242	$303	$313	$78	$612	$479	$774	$406	$279
Units Outstanding (in thousands)	30	9	22	23	9	47	24	58	24	25
Investment Income Ratio *	0.56%	2.44%	1.65%	0.62%	0.83%	4.24%	0.87%	0.40%	0.00%	0.01%

Period ended December 31, 2009

Net Assets (in thousands)	$235	$241	$78	$258	$62	$401	$380	$584	$150	$99
Units Outstanding (in thousands)	22	10	7	23	7	36	22	51	11	10
Investment Income Ratio *	1.04%	4.60%	0.18%	1.17%	1.10%	2.38%	2.56%	0.48%	0.00%	0.00%

Period ended December 31, 2008

Net Assets (in thousands)	$137	$193	$0	$244	$25	$292	$223	$402	$97	n/a
Units Outstanding (in thousands)	17	9	0	29	4	34	18	43	10	n/a
Investment Income Ratio *	1.48%	4.42%	0.00%	1.62%	0.00%	2.71%	0.45%	0.36%	0.00%	n/a

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Portfolio from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Portfolio received dividend income from the underlying Fund.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a)	Commencement of operations October 6, 2008.
(b)	Commencement of operations September 28, 2009.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/M&G		JNL/M&G			JNL/MCM	JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Global Basics		Global Leaders		JNL/MCM	Bond Index	Communications
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Portfolio(a)		Portfolio(a)		25 Portfolio	Portfolio	Sector Portfolio

Highest expense ratio
Period ended December 31, 2012

Unit Value	$14.455078	$29.532960	$23.897014	$14.528428	$22.005841	$14.066718		$12.791782		$15.306361	$15.536759	$6.974515
Total Return*	16.36%	15.44%	2.90%	21.36%	6.92%	7.16%		13.89%		16.84%	2.92%	19.75%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2011

Unit Value	$12.422493	$25.582055	$23.223686	$11.971555	$20.581576	$13.126364		$11.231895		$13.100007	$15.096142	$5.824349
Total Return*	-13.62%	-7.34%	9.11%	-18.37%	-6.23%	-12.51%		-12.27%		8.17%	6.35%	-4.04%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$14.381446	$27.607964	$21.284028	$14.664888	$21.948870	$15.003939		$12.803314		$12.110115	$14.194863	$6.069731
Total Return*	6.89%	24.72%	6.56%	21.14%	22.14%	22.27%		12.45%		22.06%	5.18%	21.45%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$13.454344	$22.135127	$19.973112	$12.105270	$17.970457	$12.271226		$11.385704		$9.921448	$13.495197	$4.997630
Total Return*	29.43%	41.97%	2.99%	70.42%	37.94%	45.87%		36.48%		51.72%	5.04%	24.99%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$10.395044	$15.591780	$19.393509	$7.103379	$13.027461	$8.412191		$8.342680		$6.539178	$12.847217	$3.998507
Total Return*	-44.94%	-44.81%	5.77%	-50.39%	-39.43%	-15.88	%***	-16.57	%***	-35.66%	2.96%	-40.18%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	0.90%	0.90%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/M&G		JNL/M&G			JNL/MCM	JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Global Basics		Global Leaders		JNL/MCM	Bond Index	Communications
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Portfolio(a)		Portfolio(a)		25 Portfolio	Portfolio	Sector Portfolio

Lowest expense ratio
Period ended December 31, 2012

Unit Value	$16.173077	$33.872735	$27.345325	$15.273205	$24.586321	$14.526225		$13.210779		$16.099362	$16.914005	$7.709546
Total Return*	17.24%	16.30%	3.68%	22.27%	7.73%	7.98%		14.79%		17.72%	3.70%	20.62%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2011

Unit Value	$13.794779	$29.124438	$26.375720	$12.490979	$22.822608	$13.452531		$11.508187		$13.675417	$16.311203	$6.391387
Total Return*	-12.97%	-6.63%	9.93%	-17.75%	-5.53%	-11.84%		-11.59%		8.99%	7.15%	-3.38%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2010

Unit Value	$15.851121	$31.193816	$23.992694	$15.187143	$24.157554	$15.258829		$13.016587		$12.547809	$15.223081	$6.614776
Total Return*	7.70%	25.68%	7.37%	22.06%	23.06%	23.20%		13.27%		22.98%	5.98%	22.37%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2009

Unit Value	$14.718459	$24.820255	$22.346744	$12.442679	$19.630955	$12.385421		$11.491204		$10.203219	$14.364584	$5.405743
Total Return*	30.40%	43.05%	3.76%	71.70%	38.98%	46.97%		37.50%		52.87%	5.83%	25.92%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$11.286765	$17.350449	$21.535939	$7.246826	$14.124882	$8.427028		$8.357392		$6.674553	$13.572690	$4.293020
Total Return*	-44.53%	-44.33%	6.61%	-50.01%	-38.97%	-15.73	%***	-16.43	%***	-35.15%	3.73%	-39.73%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/JPMorgan
	JNL/JPMorgan	JNL/JPMorgan	U.S. Government	JNL/Lazard	JNL/Lazard	JNL/M&G	JNL/M&G		JNL/MCM	JNL/MCM
	International	MidCap Growth	& Quality Bond	Emerging Markets	Mid Cap	Global Basics	Global Leaders	JNL/MCM	Bond Index	Communications
	Value Portfolio	Portfolio	Portfolio	Portfolio	Equity Portfolio	Portfolio(a)	Portfolio(a)	25 Portfolio	Portfolio	Sector Portfolio

Portfolio data
Period ended December 31, 2012

1 Net Assets (in thousands)	$604	$223	$996	$759	$169	$109	$22	$562	$1,280	$94
1 Units Outstanding (in thousands)	41	8	41	52	8	8	2	37	81	13
Investment Income Ratio *	4.93%	0.00%	1.65%	2.12%	0.38%	1.29%	1.21%	2.35%	1.93%	1.93%

Period ended December 31, 2011

Net Assets (in thousands)	$495	$179	$1,315	$758	$177	$107	$20	$501	$1,419	$107
Units Outstanding (in thousands)	39	7	56	63	9	8	2	38	93	18
Investment Income Ratio *	2.88%	0.00%	4.05%	1.13%	0.83%	0.18%	0.86%	3.23%	3.47%	2.48%

Period ended December 31, 2010

Net Assets (in thousands)	$585	$177	$516	$1,063	$160	$115	$20	$423	$895	$153
Units Outstanding (in thousands)	40	6	24	72	7	8	2	35	62	25
Investment Income Ratio *	2.84%	0.00%	2.50%	0.58%	0.55%	0.76%	0.63%	2.78%	2.60%	2.61%

Period ended December 31, 2009

Net Assets (in thousands)	$544	$108	$558	$775	$153	$160	$11	$253	$937	$109
Units Outstanding (in thousands)	39	5	27	64	8	13	1	25	68	22
Investment Income Ratio *	4.39%	0.00%	1.93%	2.35%	0.77%	0.64%	0.86%	5.61%	3.59%	5.20%

Period ended December 31, 2008

Net Assets (in thousands)	$455	$77	$893	$236	$165	$-	$-	$151	$446	$72
Units Outstanding (in thousands)	43	5	46	33	12	-	-	23	34	18
Investment Income Ratio *	3.00%	0.00%	5.57%	1.00%	1.37%	0.00%	0.00%	3.87%	4.89%	6.85%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Portfolio from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to  0.00% even though the Portfolio received dividend income from the underlying Fund.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a)	Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/MCM Dow
	JNL/MCM	JNL/MCM	Jones U.S. Contrarian		JNL/MCM		JNL/MCM		JNL/MCM	JNL/MCM		JNL/MCM	JNL/MCM	JNL/MCM
	Consumer Brands	Dow Dividend	Opportunities		Emerging Markets		European 30		Financial	Global Alpha		Healthcare	International	JNL 5
	Sector Portfolio	Portfolio	Index Portfolio(d)		Index Portfolio(c)		Portfolio(a)		Sector Portfolio	Portfolio(b)		Sector Portfolio	Index Portfolio	Portfolio

Highest expense ratio
Period ended December 31, 2012

Unit Value	$16.164714	$7.327445	$10.191061		$10.599834		$12.121320		$9.088767	$10.329462		$16.562587	$16.871103	$13.302124
Total Return*	22.49%	10.57%	1.91	%***	16.79%		7.92%		25.42%	-2.67%		17.71%	17.22%	17.19%
Ratio of Expenses**	0.90%	0.90%	0.90%		0.90%		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2011

Unit Value	$13.196234	$6.626913	n/a		$9.075972		$11.232112		$7.246533	$10.612333		$14.070951	$14.392856	$11.350795
Total Return*	5.93%	5.10%	n/a		-0.15	%***	-7.95%		-13.53%	2.29%		10.13%	-12.88%	-2.72%
Ratio of Expenses**	0.90%	0.90%	n/a		0.90%		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$12.457171	$6.305062	n/a		n/a		$12.201896		$8.380854	$10.374323		$12.776173	$16.520645	$11.668433
Total Return*	21.82%	11.26%	n/a		n/a		1.22%		12.66%	5.14%		3.20%	6.05%	16.22%
Ratio of Expenses**	0.90%	0.90%	n/a		n/a		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$10.226006	$5.666921	n/a		n/a		$12.054657		$7.439245	$9.867259		$12.380045	$15.578239	$10.040350
Total Return*	32.22%	19.31%	n/a		n/a		39.99%		17.74%	-1.33	%***	20.03%	28.41%	23.27%
Ratio of Expenses**	0.90%	0.90%	n/a		n/a		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$7.734335	$4.749595	n/a		n/a		$8.611155		$6.318420	n/a		$10.314029	$12.131725	$8.145188
Total Return*	-31.81%	-49.76%	n/a		n/a		-13.89	%***	-50.98%	n/a		-23.74%	-43.33%	-42.88%
Ratio of Expenses**	0.90%	0.90%	n/a		n/a		0.90%		0.90%	n/a		0.90%	0.90%	0.90%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations October 6, 2008.
(b)	Commencement of operations September 28, 2009.
(c)	Commencement of operations August 29, 2011.
(d)	Commencement of operations April 30, 2012.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

				JNL/MCM Dow
	JNL/MCM	JNL/MCM		Jones U.S. Contrarian		JNL/MCM		JNL/MCM		JNL/MCM	JNL/MCM		JNL/MCM	JNL/MCM	JNL/MCM
	Consumer Brands	Dow Dividend		Opportunities		Emerging Markets		European 30		Financial	Global Alpha		Healthcare	International	JNL 5
	Sector Portfolio	Portfolio		Index Portfolio(d)		Index Portfolio(c)		Portfolio(a)		Sector Portfolio	Portfolio(b)		Sector Portfolio	Index Portfolio	Portfolio

Lowest expense ratio
Period ended December 31, 2012

Unit Value	$17.930293	$8.441653		$10.224672		$10.678896		$12.542554		$10.053770	$10.585786		$18.333466	$18.286533	$14.150121
Total Return*	23.42%	11.41%		2.25	%***	17.62%		8.73%		26.37%	-1.93%		18.60%	18.10%	18.08%
Ratio of Expenses**	0.15%	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2011

Unit Value	$14.527642	$7.577384		n/a		$9.079328		$11.535516		$7.955936	$10.794566		$15.458736	$15.483495	$11.983926
Total Return*	6.82%	5.89%		n/a		-0.12	%***	-7.29%		-12.89%	3.05%		10.96%	-12.23%	-1.99%
Ratio of Expenses**	0.15%	0.15%		n/a		0.15%		0.15%		0.15%	0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2010

Unit Value	$13.600389	$7.155647		n/a		n/a		$12.442531		$9.132691	$10.474596		$13.931637	$17.640084	$12.227489
Total Return*	22.82%	12.10%		n/a		n/a		2.19%		13.51%	5.95%		3.98%	6.85%	17.09%
Ratio of Expenses**	0.15%	0.15%		n/a		n/a		0.15%		0.15%	0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2009

Unit Value	$11.073358	$6.383344		n/a		n/a		$12.175991		$8.046009	$9.886483		$13.398745	$16.509511	$10.442786
Total Return*	33.31%	20.21%		n/a		n/a		41.15%		18.63%	-1.14	%***	20.93%	29.38%	24.20%
Ratio of Expenses**	0.15%	0.15%		n/a		n/a		0.15%		0.15%	0.15%		0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$8.306675	$5.310079		n/a		n/a		$8.626346		$6.782698	n/a		$11.079317	$12.760898	$8.408360
Total Return*	-31.30%	-46.90	%***	n/a		n/a		-13.74	%***	-50.61%	n/a		-23.16%	-42.90%	-42.45%
Ratio of Expenses**	0.15%	0.15%		n/a		n/a		0.15%		0.15%	n/a		0.15%	0.15%	0.15%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations October 6, 2008.
(b)	Commencement of operations September 28, 2009.
(c)	Commencement of operations August 29, 2011.
(d)	Commencement of operations April 30, 2012.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/MCM Dow
	JNL/MCM	JNL/MCM	Jones U.S. Contrarian	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	Consumer Brands	Dow Dividend	Opportunities	Emerging Markets	European 30	Financial	Global Alpha	Healthcare	International	JNL 5
	Sector Portfolio	Portfolio	Index Portfolio(d)	Index Portfolio(c)	Portfolio(a)	Sector Portfolio	Portfolio(b)	Sector Portfolio	Index Portfolio	Portfolio

Portfolio data
Period ended December 31, 2012

1 Net Assets (in thousands)	$108	$240	$3	$35	$9	$276	$113	$457	$1,296	$8,703
1 Units Outstanding (in thousands)	7	32	0	3	1	30	11	27	76	650
Investment Income Ratio *	0.65%	3.87%	0.00%	0.07%	1.17%	1.10%	0.00%	0.95%	2.90%	3.21%

Period ended December 31, 2011

Net Assets (in thousands)	$36	$196	n/a	$-	$27	$215	$139	$292	$1,027	$7,789
Units Outstanding (in thousands)	3	28	n/a	-	2	29	13	21	71	682
Investment Income Ratio *	0.67%	4.01%	n/a	0.00%	2.55%	1.00%	0.89%	0.93%	2.79%	3.36%

Period ended December 31, 2010

Net Assets (in thousands)	$29	$134	n/a	n/a	$17	$235	$91	$273	$1,145	$9,165
Units Outstanding (in thousands)	2	21	n/a	n/a	1	28	9	21	69	782
Investment Income Ratio *	0.56%	3.98%	n/a	n/a	0.09%	1.24%	0.00%	1.27%	2.18%	2.32%

Period ended December 31, 2009

Net Assets (in thousands)	$10	$97	n/a	n/a	$6	$226	$10	$240	$941	$8,677
Units Outstanding (in thousands)	1	16	n/a	n/a	0	30	1	19	60	861
Investment Income Ratio *	0.62%	11.64%	n/a	n/a	3.90%	1.98%	0.00%	1.54%	2.65%	4.05%

Period ended December 31, 2008

Net Assets (in thousands)	$12	$38	n/a	n/a	$-	$134	n/a	$193	$572	$7,001
Units Outstanding (in thousands)	2	8	n/a	n/a	-	21	n/a	19	47	857
Investment Income Ratio *	1.01%	1.37%	n/a	n/a	0.00%	2.08%	n/a	1.07%	2.02%	2.71%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Portfolio from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to  0.00% even though the Portfolio received dividend income from the underlying Fund.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a)	Commencement of operations October 6, 2008.
(b)	Commencement of operations September 28, 2009.
(c)	Commencement of operations August 29, 2011.
(d)	Commencement of operations April 30, 2012.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM		JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30		S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio(a)		Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio

Highest expense ratio
Period ended December 31, 2012

Unit Value	$10.213239	$11.385801	$7.178642	$36.714911	$14.375552		$10.412881	$20.399094	$13.469352	$12.266070	$7.251301
Total Return*	13.49%	18.67%	10.82%	3.59%	11.24%		10.81%	16.44%	14.53%	12.93%	15.13%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2011

Unit Value	$8.999499	$9.594570	$6.477909	$35.442636	$12.922570		$9.397382	$17.518882	$11.760947	$10.861333	$6.298409
Total Return*	-10.57%	1.35%	-24.33%	2.58%	-2.58%		4.20%	-2.86%	0.86%	-8.25%	0.68%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$10.063604	$9.466502	$8.560213	$34.551564	$13.265346		$9.018762	$18.035371	$11.660628	$11.837980	$6.255622
Total Return*	13.01%	16.43%	1.53%	18.31%	12.03%		15.72%	25.06%	13.67%	19.73%	14.35%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$8.904745	$8.130880	$8.431011	$29.205437	$11.840447		$7.793779	$14.421048	$10.258491	$9.887219	$5.470800
Total Return*	36.76%	33.14%	35.11%	19.20%	23.60%		18.11%	37.10%	25.12%	60.34%	4.16%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$6.510986	$6.107050	$6.239900	$24.501318	$9.579716		$6.598858	$10.518465	$8.198655	$6.166415	$5.252534
Total Return*	-46.45%	-41.91%	-46.35%	-38.29%	-4.20	%***	-33.23%	-38.07%	-38.13%	-30.73%	-40.45%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MCM	JNL/MCM		JNL/MCM	JNL/MCM	JNL/MCM		JNL/MCM		JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25		NYSE International	Oil & Gas	Pacific Rim 30		S&P 24		S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio	Portfolio		25 Portfolio	Sector Portfolio	Portfolio(a)		Portfolio		Index Portfolio	Index Portfolio	60 Portfolio	Portfolio

Lowest expense ratio
Period ended December 31, 2012

Unit Value	$10.740319	$18.008307		$7.484544	$40.620132	$14.813391		$11.167302		$22.156868	$14.621083	$12.811626	$7.617814
Total Return*	14.34%	19.57%		11.66%	4.37%	12.07%		11.64%		17.32%	15.39%	13.79%	15.95%
Ratio of Expenses**	0.15%	0.15%		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2011

Unit Value	$9.393023	$15.061187		$6.702893	$38.918756	$13.217672		$10.002718		$18.885912	$12.670934	$11.259315	$6.570022
Total Return*	-9.90%	2.17%		-23.76%	3.35%	-1.85%		4.98%		-2.13%	1.62%	-7.56%	1.42%
Ratio of Expenses**	0.15%	0.15%		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2010

Unit Value	$10.425385	$14.741567		$8.791749	$37.657566	$13.466352		$9.528660		$19.297817	$12.469247	$12.180181	$6.477982
Total Return*	13.86%	17.28%		2.30%	19.20%	12.89%		16.58%		26.00%	14.52%	20.63%	15.20%
Ratio of Expenses**	0.15%	0.15%		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2009

Unit Value	$9.155945	$12.569711		$8.594458	$31.593027	$11.928806		$8.173415		$15.315208	$10.887923	$10.097071	$5.623116
Total Return*	37.79%	25.70	%***	36.13%	20.10%	24.30%		18.98%		38.13%	26.07%	61.55%	4.94%
Ratio of Expenses**	0.15%	0.15%		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$6.644632	n/a		$6.313364	$26.306313	$9.596601		$6.869480		$11.087196	$8.636652	$6.250270	$5.358343
Total Return*	-46.05%	n/a		-45.95%	-37.83%	-4.03	%***	-31.31	%***	-37.61%	-37.67%	-30.17%	-40.00%
Ratio of Expenses**	0.15%	n/a		0.15%	0.15%	0.15%		0.15%		0.15%	0.15%	0.15%	0.15%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM	JNL/MCM
	JNL Optimized	Nasdaq 25	NYSE International	Oil & Gas	Pacific Rim 30	S&P 24	S&P 400 MidCap	S&P 500	S&P SMid	Select Small-Cap
	5 Portfolio	Portfolio	25 Portfolio	Sector Portfolio	Portfolio(a)	Portfolio	Index Portfolio	Index Portfolio	60 Portfolio	Portfolio

Portfolio data
Period ended December 31, 2012

1 Net Assets (in thousands)	$1,045	$228	$126	$1,137	$98	$263	$1,153	$2,412	$481	$122
1 Units Outstanding (in thousands)	102	19	18	31	7	24	55	178	39	17
Investment Income Ratio *	3.30%	0.94%	4.29%	1.25%	1.77%	0.74%	1.27%	1.69%	1.95%	0.36%

Period ended December 31, 2011

Net Assets (in thousands)	$836	$57	$114	$1,118	$37	$219	$995	$1,895	$203	$105
Units Outstanding (in thousands)	93	5	18	31	3	22	56	160	19	17
Investment Income Ratio *	2.09%	0.85%	2.38%	0.85%	1.08%	0.84%	0.80%	2.00%	0.66%	1.26%

Period ended December 31, 2010

Net Assets (in thousands)	$1,049	$42	$138	$1,067	$56	$80	$979	$1,774	$329	$110
Units Outstanding (in thousands)	104	4	16	30	4	9	53	152	28	18
Investment Income Ratio *	2.19%	0.64%	2.26%	1.17%	0.00%	0.55%	0.84%	1.57%	0.13%	0.71%

Period ended December 31, 2009

Net Assets (in thousands)	$953	$11	$139	$875	$16	$30	$659	$1,436	$188	$100
Units Outstanding (in thousands)	107	1	16	30	1	4	45	139	19	18
Investment Income Ratio *	3.01%	0.00%	4.65%	1.19%	3.75%	0.37%	1.47%	1.73%	1.08%	1.36%

Period ended December 31, 2008

Net Assets (in thousands)	$640	$6	$111	$712	$2	$14	$348	$788	$65	$72
Units Outstanding (in thousands)	98	1	18	29	0	2	33	96	10	14
Investment Income Ratio *	0.02%	0.38%	0.02%	0.87%	0.00%	0.00%	1.37%	1.96%	0.02%	0.80%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Portfolio from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Portfolio received dividend income from the underlying Fund.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a)	Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

					JNL/Morgan		JNL/Neuberger		JNL/			JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Stanley Mid		Berman		Oppenheimer	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Cap Growth		Strategic Income		Global Growth	Real Return	Total Return	High Yield
	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio(a)		Portfolio(a)		Portfolio	Portfolio	Bond Portfolio	Bond Portfolio

Highest expense ratio
Period ended December 31, 2012

Unit Value	$17.702400	$8.345781	$5.998148	$12.647036	$9.566118		$10.510983		$16.372714	$15.687854	$22.486426	$20.841984
Total Return*	15.11%	10.57%	8.27%	11.37%	-4.34	%***	5.11	%***	19.74%	7.70%	7.24%	15.85%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2011

Unit Value	$15.378901	$7.548285	$5.540002	$11.355599	n/a		n/a		$13.673973	$14.566674	$20.968315	$17.990261
Total Return*	-5.05%	-1.07%	-23.58%	-4.31%	n/a		n/a		-8.93%	10.84%	4.18%	4.02%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	n/a		n/a		0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$16.197094	$7.630010	$7.249470	$11.867286	n/a		n/a		$15.015183	$13.142370	$20.127212	$17.294592
Total Return*	25.45%	11.25%	21.72%	14.28%	n/a		n/a		14.64%	6.99%	6.82%	14.72%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	n/a		n/a		0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$12.911222	$6.858309	$5.955667	$10.384391	n/a		n/a		$13.097379	$12.283893	$18.841546	$15.075380
Total Return*	26.53%	62.74%	13.82%	23.25%	n/a		n/a		38.33%	16.70%	14.63%	45.27%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	n/a		n/a		0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$10.203817	$4.214380	$5.232697	$8.425190	n/a		n/a		$9.468447	$10.525595	$16.437422	$10.377789
Total Return*	-35.42%	-43.82%	-48.26%	-43.21%	n/a		n/a		-41.23%	-4.43%	-0.33%	-31.27%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	n/a		n/a		0.90%	0.90%	0.90%	0.90%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations April 30, 2012.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

						JNL/Morgan		JNL/Neuberger		JNL/			JNL/
	JNL/MCM	JNL/MCM	JNL/MCM			Stanley Mid		Berman		Oppenheimer	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30		JNL/MCM	Cap Growth		Strategic Income		Global Growth	Real Return	Total Return	High Yield
	Index Portfolio	Sector Portfolio	Portfolio		VIP Portfolio	Portfolio(a)		Portfolio(a)		Portfolio	Portfolio	Bond Portfolio	Bond Portfolio

Lowest expense ratio
Period ended December 31, 2012

Unit Value	$19.206732	$9.228610	$6.523144		$13.440659	$9.585530		$10.545349		$17.874832	$16.403120	$25.115540	$23.127106
Total Return*	15.98%	11.40%	9.09%		12.21%	-4.14	%***	5.45	%***	20.64%	8.51%	8.05%	16.73%
Ratio of Expenses**	0.15%	0.15%	0.15%		0.15%	0.15%		0.15%		0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2011

Unit Value	$16.560766	$8.284222	$5.979810		$11.977770	n/a		n/a		$14.816642	$15.116713	$23.244458	$19.813133
Total Return*	-4.34%	-0.33%	-23.01%		-3.59%	n/a		n/a		-8.25%	11.67%	4.96%	4.80%
Ratio of Expenses**	0.15%	0.15%	0.15%		0.15%	n/a		n/a		0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2010

Unit Value	$17.311885	$8.311523	$7.766700		$12.424224	n/a		n/a		$16.148693	$13.537028	$22.145785	$18.905048
Total Return*	26.39%	12.09%	22.64%		15.14%	n/a		n/a		15.51%	7.79%	7.63%	15.58%
Ratio of Expenses**	0.15%	0.15%	0.15%		0.15%	n/a		n/a		0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2009

Unit Value	$13.696733	$7.415085	$6.332875		$10.790513	n/a		n/a		$13.980869	$12.558225	$20.576283	$16.356071
Total Return*	27.49%	63.96%	14.67%		24.18%	n/a		n/a		39.37%	17.58%	15.49%	46.36%
Ratio of Expenses**	0.15%	0.15%	0.15%		0.15%	n/a		n/a		0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$10.743752	$4.522481	$5.522534		$8.689276	n/a		n/a		$10.031603	$10.680330	$17.816674	$11.175125
Total Return*	-34.93%	-43.39%	-44.77	%***	-42.79%	n/a		n/a		-40.78%	-3.73%	0.42%	-30.74%
Ratio of Expenses**	0.15%	0.15%	0.15%		0.15%	n/a		n/a		0.15%	0.15%	0.15%	0.15%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations April 30, 2012.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

					JNL/Morgan	JNL/Neuberger	JNL/			JNL/
	JNL/MCM	JNL/MCM	JNL/MCM		Stanley Mid	Berman	Oppenheimer	JNL/PIMCO	JNL/PIMCO	PPM America
	Small Cap	Technology	Value Line 30	JNL/MCM	Cap Growth	Strategic Income	Global Growth	Real Return	Total Return	High Yield
	Index Portfolio	Sector Portfolio	Portfolio	VIP Portfolio	Portfolio(a)	Portfolio(a)	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio

Portfolio data
Period ended December 31, 2012

1 Net Assets (in thousands)	$1,080	$311	$193	$912	$0	$16	$787	$952	$3,230	$1,002
1 Units Outstanding (in thousands)	60	37	32	71	0	2	48	60	141	48
Investment Income Ratio *	1.85%	0.38%	0.58%	2.38%	0.48%	0.00%	1.30%	2.42%	2.63%	4.15%

Period ended December 31, 2011

Net Assets (in thousands)	$915	$289	$179	$804	n/a	n/a	$590	$513	$2,044	$856
Units Outstanding (in thousands)	59	38	32	70	n/a	n/a	43	35	95	47
Investment Income Ratio *	0.95%	0.31%	0.00%	1.55%	n/a	n/a	0.74%	1.15%	2.93%	5.94%

Period ended December 31, 2010

Net Assets (in thousands)	$964	$434	$260	$907	n/a	n/a	$570	$263	$1,710	$669
Units Outstanding (in thousands)	59	56	36	76	n/a	n/a	38	20	83	38
Investment Income Ratio *	0.81%	0.27%	1.69%	2.68%	n/a	n/a	0.93%	1.31%	1.78%	7.62%

Period ended December 31, 2009

Net Assets (in thousands)	$682	$389	$108	$779	n/a	n/a	$468	$237	$1,508	$461
Units Outstanding (in thousands)	52	56	18	75	n/a	n/a	35	19	79	30
Investment Income Ratio *	1.16%	0.18%	0.69%	1.88%	n/a	n/a	1.78%	2.77%	2.86%	8.52%

Period ended December 31, 2008

Net Assets (in thousands)	$248	$96	$78	$639	n/a	n/a	$311	$242	$1,001	$70
Units Outstanding (in thousands)	24	22	15	76	n/a	n/a	33	23	61	7
Investment Income Ratio *	1.76%	0.28%	2.03%	1.89%	n/a	n/a	1.96%	2.01%	5.13%	10.48%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Portfolio from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Portfolio received dividend income from the underlying Fund.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a)	Commencement of operations April 30, 2012.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/		JNL/		JNL/	JNL/		JNL/S&P	JNL/S&P
	PPM America		PPM America		PPM America	Red Rocks Listed		Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/T. Rowe	JNL/T. Rowe
	Mid Cap Value		Small Cap Value		Value Equity	Private Equity		Advantage	& Growth	Intrinsic Value	Total Yield	Price Established	Price Mid-Cap
	Portfolio(a)		Portfolio(a)		Portfolio	Portfolio(b)		Portfolio	Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio

Highest expense ratio
Period ended December 31, 2012

Unit Value	$11.335815		$11.559169		$22.002228	$10.936134		$14.118240	$13.012449	$13.473938	$11.375025	$38.938043	$60.366077
Total Return*	15.65%		18.85%		14.88%	29.52%		15.86%	11.91%	13.28%	21.06%	17.98%	12.81%
Ratio of Expenses**	0.90%		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2011

Unit Value	$9.801476		$9.725761		$19.152621	$8.443840		$12.185402	$11.627221	$11.893986	$9.395806	$33.003835	$53.510387
Total Return*	-8.06%		-8.67%		-5.90%	-18.57%		9.66%	11.65%	5.82%	-6.12%	-1.86%	-2.13%
Ratio of Expenses**	0.90%		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$10.660819		$10.648470		$20.354491	$10.369004		$11.111838	$10.413650	$11.240327	$10.008042	$33.630344	$54.677623
Total Return*	28.54%		26.72%		16.49%	25.40%		11.86%	17.59%	13.71%	9.31%	15.97%	26.96%
Ratio of Expenses**	0.90%		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$8.293851		$8.403144		$17.472565	$8.268771		$9.933562	$8.856003	$9.884978	$9.155431	$28.998261	$43.067809
Total Return*	46.48%		33.69%		43.43%	39.36%		43.41%	22.68%	56.43%	41.76%	42.50%	45.81%
Ratio of Expenses**	0.90%		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$5.662034		$6.285642		$12.182251	$5.933569		$6.926825	$7.218957	$6.319172	$6.458560	$20.349258	$29.537457
Total Return*	-43.38	%***	-37.14	%***	-47.55%	-40.66	%***	-30.22%	-26.07%	-36.31%	-35.82%	-43.26%	-41.06%
Ratio of Expenses**	0.90%		0.90%		0.90%	0.90%		0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations March 31, 2008.
(b)	Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/		JNL/		JNL/	JNL/		JNL/S&P		JNL/S&P
	PPM America		PPM America		PPM America	Red Rocks Listed		Competitive		Dividend Income		JNL/S&P		JNL/S&P		JNL/T. Rowe	JNL/T. Rowe
	Mid Cap Value		Small Cap Value		Value Equity	Private Equity		Advantage		& Growth		Intrinsic Value		Total Yield		Price Established	Price Mid-Cap
	Portfolio(a)		Portfolio(a)		Portfolio	Portfolio(b)		Portfolio		Portfolio		Portfolio		Portfolio		Growth Portfolio	Growth Portfolio

Lowest expense ratio
Period ended December 31, 2012

Unit Value	$11.211318		$12.528574		$25.187528	$11.288725		$15.588185		$15.416150		$15.521628		$12.071131		$44.458716	$68.925218
Total Return*	16.53%		19.71%		15.75%	30.49%		16.73%		12.76%		14.15%		21.96%		18.87%	13.66%
Ratio of Expenses**	0.15%		0.15%		0.15%	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%	0.15%

Period ended December 31, 2011

Unit Value	$9.620599		$10.465653		$21.760733	$8.650776		$13.353710		$13.671823		$13.597571		$9.897834		$37.400824	$60.639748
Total Return*	-7.38%		-7.86%		-5.20%	-17.95%		10.49%		12.49%		6.61%		-5.40%		-1.13%	-1.40%
Ratio of Expenses**	0.15%		0.15%		0.15%	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%	0.15%

Period ended December 31, 2010

Unit Value	$10.386905		$11.358509		$22.954855	$10.543938		$12.085640		$12.153827		$12.755007		$10.462279		$37.826791	$61.500789
Total Return*	29.49%		27.72%		17.37%	26.34%		12.63%		18.49%		14.56%		10.13%		16.85%	27.91%
Ratio of Expenses**	0.15%		0.15%		0.15%	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%	0.15%

Period ended December 31, 2009

Unit Value	$8.021105		$8.893297		$19.557254	$8.345447		$10.730461		$10.257566		$11.133910		$9.500198		$32.372985	$48.080261
Total Return*	47.60%		34.10%		44.56%	40.40%		44.50%		23.69%		57.61%		42.87%		43.58%	46.91%
Ratio of Expenses**	0.15%		0.15%		0.15%	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%	0.15%

Period ended December 31, 2008

Unit Value	$5.434389		$6.631804		$13.529039	$5.943952		$7.426072		$8.293099		$7.064019		$6.649635		$22.547730	$32.728801
Total Return*	-45.66	%***	-33.68	%***	-47.11%	-40.56	%***	-25.74	%***	-17.07	%***	-29.36	%***	-33.50	%***	-42.83%	-40.61%
Ratio of Expenses**	0.15%		0.15%		0.15%	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%	0.15%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(a)	Commencement of operations March 31, 2008.
(b)	Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/	JNL/	JNL/	JNL/	JNL/S&P	JNL/S&P
	PPM America	PPM America	PPM America	Red Rocks Listed	Competitive	Dividend Income	JNL/S&P	JNL/S&P	JNL/T. Rowe	JNL/T. Rowe
	Mid Cap Value	Small Cap Value	Value Equity	Private Equity	Advantage	& Growth	Intrinsic Value	Total Yield	Price Established	Price Mid-Cap
	Portfolio(a)	Portfolio(a)	Portfolio	Portfolio(b)	Portfolio	Portfolio	Portfolio	Portfolio	Growth Portfolio	Growth Portfolio

Portfolio data
Period ended December 31, 2012

1 Net Assets (in thousands)	$44	$30	$62	$430	$531	$447	$421	$128	$1,175	$1,387
1 Units Outstanding (in thousands)	4	3	3	39	37	30	31	11	30	23
Investment Income Ratio *	0.44%	1.13%	1.82%	0.00%	1.80%	1.66%	2.37%	0.91%	0.00%	0.39%

Period ended December 31, 2011

Net Assets (in thousands)	$49	$13	$44	$402	$102	$342	$196	$126	$913	$1,170
Units Outstanding (in thousands)	5	1	2	47	8	26	16	13	27	21
Investment Income Ratio *	0.20%	0.38%	1.29%	9.84%	1.00%	1.84%	0.78%	1.22%	0.00%	0.03%

Period ended December 31, 2010

Net Assets (in thousands)	$12	$5	$48	$234	$59	$166	$100	$65	$1,208	$1,145
Units Outstanding (in thousands)	1	0	2	23	5	14	9	6	35	21
Investment Income Ratio *	0.00%	0.27%	1.37%	0.26%	0.96%	0.83%	0.71%	0.79%	0.15%	0.33%

Period ended December 31, 2009

Net Assets (in thousands)	$8	$0	$43	$72	$50	$158	$108	$55	$918	$778
Units Outstanding (in thousands)	1	0	2	9	5	17	10	6	31	18
Investment Income Ratio *	1.29%	0.02%	7.19%	5.93%	0.01%	0.06%	0.02%	0.02%	0.57%	0.00%

Period ended December 31, 2008

Net Assets (in thousands)	$1	$24	$15	$6	$14	$48	$35	$23	$364	$487
Units Outstanding (in thousands)	0	4	1	1	2	7	5	3	18	16
Investment Income Ratio *	0.05%	0.99%	3.91%	0.55%	0.22%	17.38%	0.24%	7.70%	0.14%	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Portfolio from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Portfolio received dividend income from the underlying Fund.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a)	Commencement of operations March 31, 2008.
(b)	Commencement of operations October 6, 2008.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/UBS
	JNL/T. Rowe	JNL/T. Rowe	Large Cap	JNL/WMC	JNL/WMC	JNL/WMC
	Price Short-Term	Price Value	Select Growth	Balanced	Money Market	Value
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Highest expense ratio
Period ended December 31, 2012

Unit Value	$11.258289	$18.336408	$32.093618	$35.782968	$14.141020	$23.878985
Total Return*	1.72%	18.51%	9.81%	9.27%	-0.90%	15.54%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2011

Unit Value	$11.068184	$15.472704	$29.226458	$32.746079	$14.268948	$20.666569
Total Return*	0.67%	-2.68%	0.93%	2.57%	-0.89%	-2.75%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2010

Unit Value	$10.994430	$15.898628	$28.956532	$31.924431	$14.396414	$21.250874
Total Return*	2.30%	15.00%	11.95%	9.99%	-0.90%	12.90%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2009

Unit Value	$10.747768	$13.825373	$25.866123	$29.024234	$14.526562	$18.822492
Total Return*	6.78%	36.22%	33.95%	18.92%	-0.71%	23.16%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Period ended December 31, 2008

Unit Value	$10.065465	$10.148987	$19.310952	$24.407387	$14.629809	$15.282399
Total Return*	-6.50%	-40.93%	-41.34%	-21.27%	1.48%	-33.84%
Ratio of Expenses**	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/UBS
	JNL/T. Rowe	JNL/T. Rowe	Large Cap	JNL/WMC	JNL/WMC	JNL/WMC
	Price Short-Term	Price Value	Select Growth	Balanced	Money Market	Value
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Lowest expense ratio
Period ended December 31, 2012

Unit Value	$11.746684	$20.168074	$36.589042	$40.852861	$16.162628	$25.769747
Total Return*	2.49%	19.40%	10.64%	10.10%	-0.15%	16.42%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2011

Unit Value	$11.461692	$16.890819	$33.070611	$37.105587	$16.186637	$22.135856
Total Return*	1.43%	-1.95%	1.69%	3.34%	-0.14%	-2.02%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2010

Unit Value	$11.300556	$17.226462	$32.520980	$35.904988	$16.209540	$22.592100
Total Return*	3.06%	15.86%	12.79%	10.82%	-0.15%	13.75%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2009

Unit Value	$10.964534	$14.868119	$28.833042	$32.399243	$16.233890	$19.860940
Total Return*	7.59%	37.25%	34.95%	19.81%	0.04%	24.09%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Period ended December 31, 2008

Unit Value	$10.191049	$10.832906	$21.365110	$27.041949	$16.227122	$16.005060
Total Return*	-5.79%	-40.48%	-40.90%	-20.68%	2.24%	-33.34%
Ratio of Expenses**	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

*
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Total return for Portfolios with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Portfolio of the Separate Account.

**
Annualized contract expenses of Portfolios of the Separate Account, consist primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

***
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

Jackson National Separate Account IV
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

			JNL/UBS
	JNL/T. Rowe	JNL/T. Rowe	Large Cap	JNL/WMC	JNL/WMC	JNL/WMC
	Price Short-Term	Price Value	Select Growth	Balanced	Money Market	Value
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Portfolio data
Period ended December 31, 2012

1 Net Assets (in thousands)	$206	$1,008	$269	$1,177	$2,966	$905
1 Units Outstanding (in thousands)	18	54	8	33	201	37
Investment Income Ratio *	1.00%	1.63%	0.39%	1.32%	0.00%	2.48%

Period ended December 31, 2011

Net Assets (in thousands)	$284	$731	$252	$1,226	$3,688	$753
Units Outstanding (in thousands)	26	47	8	37	252	36
Investment Income Ratio *	1.59%	1.57%	0.67%	1.19%	0.01%	1.09%

Period ended December 31, 2010

Net Assets (in thousands)	$88	$593	$224	$1,039	$2,943	$889
Units Outstanding (in thousands)	8	37	7	32	197	41
Investment Income Ratio *	0.76%	1.02%	0.28%	1.29%	0.00%	1.19%

Period ended December 31, 2009

Net Assets (in thousands)	$211	$548	$308	$853	$2,156	$590
Units Outstanding (in thousands)	20	39	12	29	144	31
Investment Income Ratio *	4.75%	1.82%	0.38%	2.69%	0.16%	2.03%

Period ended December 31, 2008

Net Assets (in thousands)	$50	$384	$79	$660	$2,218	$349
Units Outstanding (in thousands)	5	37	4	27	150	22
Investment Income Ratio *	1.91%	2.22%	0.15%	2.91%	2.26%	0.04%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Portfolio from the underlying Fund divided by the average net assets.  In some instances, the investment income ratio may be rounded to 0.00% even though the Portfolio received dividend income from the underlying Fund.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

KPMG LLP Aon Center Suite 5500 200 East Randolph Drive Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

The Board of Directors
Jackson National Life Insurance Company and
    Contract Owners of Jackson National Separate Account IV:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts within Jackson National Separate Account IV (Separate Account) as set forth herein as of December 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent of the underlying mutual fund and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each sub-account within Jackson National Separate Account I as set forth herein as of December 31, 2012, the results of their operations for the year or period then ended, the changes in their  net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
March 6, 2013

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

APPENDIX B

Jackson National Life Insurance Company and Subsidiaries

Index to Consolidated Financial Statements
December 31, 2012 and 2011

KPMG LLP
Aon Center
Suite 5500
200 East Randolph Drive
Chicago, IL 60601-6436

Independent Auditors’ Report

The Board of Directors and Stockholder
Jackson National Life Insurance Company:

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Jackson National Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated income statements, consolidated statements of comprehensive income, equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for the years then ended in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

As discussed in Note 2 to the consolidated financial statements, in 2012 the Company has changed its method of accounting for the costs associated with acquiring or renewing insurance contracts due to the retrospective adoption of Accounting Standards Update (ASU) 2010-26: Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.  Our opinion is not modified with respect to this matter.

Chicago, Illinois
March 12, 2013

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

1

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(In thousands, except per share information)

	December 31,
Assets	2012	2011
Investments:
Securities available for sale, at fair value:
Fixed maturities (amortized cost: 2012, $48,858,082; 2011, $38,688,488, including $319,258 and $126,657 at fair value under the fair value option at December 31, 2012 and 2011, respectively)	$53,164,638	$41,546,295
Trading securities, at fair value	412,813	315,607
Commercial mortgage loans, net of allowance	5,758,997	5,530,370
Policy loans (includes $2,994,756 and $0 at fair value under the fair value option at December 31, 2012 and 2011, respectively)	4,374,211	855,099
Derivative instruments	2,512,658	2,605,468
Other invested assets	1,368,710	1,255,455
Total investments	67,592,027	52,108,294
Cash and cash equivalents	1,150,420	656,253
Accrued investment income	678,442	576,185
Deferred acquisition costs	4,822,587	4,395,174
Reinsurance recoverable	9,876,908	1,409,688
Income taxes receivable	226,465	181,774
Other assets	919,229	875,292
Separate account assets	80,134,446	58,796,937
Total assets	$165,400,524	$118,999,597

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$17,978,248	$5,078,788
Other contract holder funds	52,827,628	44,944,096
Funds held under reinsurance treaties, at fair value under fair value option	3,285,118	-
Debt	292,274	297,695
Securities lending payable	153,747	53,285
Deferred income taxes, net	491,570	704,601
Derivative instruments	1,048,459	1,378,907
Other liabilities	1,862,837	1,654,939
Separate account liabilities	80,134,446	58,796,937
Total liabilities	158,074,327	112,909,248

Equity
Common stock, $1.15 par value; authorized 50,000 shares; issued and outstanding 12,000 shares	13,800	13,800
Additional paid-in capital	3,766,912	3,730,901
Shares held in trust	(25,065)	(16,779)
Equity compensation reserve	12,943	7,967
Accumulated other comprehensive income, net of tax of $737,463 in 2012 and $387,111 in 2011	2,107,631	1,456,978
Retained earnings	1,409,244	869,753
Total stockholder’s equity	7,285,465	6,062,620
Noncontrolling interests	40,732	27,729
Total equity	7,326,197	6,090,349
Total liabilities and equity	$165,400,524	$118,999,597

See accompanying Notes to Consolidated Financial Statements.

2

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(In thousands)

	Years Ended December 31,
	2012	2011	2010
Revenues
Fee income	$2,787,122	$2,108,159	$1,565,992
Premium	176,270	139,810	142,721
Net investment income	2,780,562	2,644,586	2,704,453
Net realized losses on investments:
Total other-than-temporary impairments	(172,730)	(305,805)	(319,977)
Portion of other-than-temporary impairments included in other comprehensive income	85,876	218,710	176,719
Net other-than-temporary impairments	(86,854)	(87,095)	(143,258)
Other net investment losses	(630,252)	(673,010)	(1,021,706)
Total net realized losses on investments	(717,106)	(760,105)	(1,164,964)
Other income	80,056	52,350	61,233
Total revenues	5,106,904	4,184,800	3,309,435
Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	614,214	585,296	536,725
Interest credited on other contract holder funds, net of deferrals	1,460,021	1,384,909	1,445,319
Interest expense	44,561	42,881	34,825
Operating costs and other expenses, net of deferrals	1,251,244	1,005,947	863,639
Amortization of deferred acquisition and sales inducement costs	443,676	375,963	18,890
Total benefits and expenses	3,813,716	3,394,996	2,899,398
Pretax income before taxes and noncontrolling interests	1,293,188	789,804	410,037
Income tax expense	355,433	212,072	81,392
Net income	937,755	577,732	328,645
Less: Net (loss) income attributable to noncontrolling interests	(1,736)	4,446	7,288
Net income attributable to Jackson	$939,491	$573,286	$321,357

See accompanying Notes to Consolidated Financial Statements.

3

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
(In thousands)

	Years Ended December 31,
	2012	2011	2010
Net income	$937,755	$577,732	$328,645

Other comprehensive income, net of tax:
Net unrealized gains on securities not other-than-temporarily impaired (net of tax expense of: 2012 $403,751; 2011 $393,574; 2010 $465,603)	764,562	701,875	834,357

Net unrealized losses on other-than-temporarily impaired securities (net of tax benefit of: 2012 $25,563; 2011 $67,448; 2010 $55,702)	(47,474)	(125,261)	(103,446)

Reclassification adjustment for (losses) gains included in net income (net of tax (benefit) expense of: 2012 $(27,836); 2011 $(32,447); 2010 $18,711)	(51,696)	(60,260)	34,747

Total other comprehensive income	665,392	516,354	765,658
Comprehensive income	1,603,147	1,094,086	1,094,303
Less: Comprehensive income (loss) attributable to noncontrolling interests	13,003	(24,603)	(23,048)
Comprehensive income attributable to Jackson	$1,590,144	$1,118,689	$1,117,351

See accompanying Notes to Consolidated Financial Statements.

4

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(In thousands)

					Accumulated
		Additional		Equity	Other		Total	Non-
	Common	Paid-In	Shares Held	Compensation	Comprehensive	Retained	Stockholder’s	Controlling	Total
	Stock	Capital	In Trust	Reserve	Income	Earnings	Equity	Interests	Equity
Balances as of December 31, 2009	$13,800	$3,561,395	$(1,066)	$2,973	$63,480	$822,931	$4,463,513	$75,380	$4,538,893
Net income	-	-	-	-	-	321,357	321,357	7,288	328,645
Change in unrealized investment gains and losses, net of tax	-	-	-	-	795,994	-	795,994	(30,336)	765,658
Cumulative effect of change in accounting, net	-	-	-	-	52,101	(42,821)	9,280	-	9,280
Capital contribution	-	150,105	-	-	-	-	150,105	-	150,105
Dividends to stockholder	-	-	-	-	-	(275,000)	(275,000)	-	(275,000)
Shares acquired at cost	-	-	(8,465)	-	-	-	(8,465)	-	(8,465)
Shares distributed at cost	-	-	1,343	-	-	-	1,343	-	1,343
Reserve for equity compensation plans	-	-	-	1,532	-	-	1,532	-	1,532
Fair value of shares issued under equity compensation plans	-	-	-	(1,667)	-	-	(1,667)	-	(1,667)
Balances as of December 31, 2010	13,800	3,711,500	(8,188)	2,838	911,575	826,467	5,457,992	52,332	5,510,324

Net income	-	-	-	-	-	573,286	573,286	4,446	577,732
Change in unrealized investment gains and losses, net of tax	-	-	-	-	545,403	-	545,403	(29,049)	516,354
Capital contribution	-	19,401	-	-	-	-	19,401	-	19,401
Dividends to stockholder	-	-	-	-	-	(530,000)	(530,000)	-	(530,000)
Shares acquired at cost	-	-	(17,948)	-	-	-	(17,948)	-	(17,948)
Shares distributed at cost	-	-	9,357	-	-	-	9,357	-	9,357
Reserve for equity compensation plans	-	-	-	7,515	-	-	7,515	-	7,515
Fair value of shares issued under equity compensation plans	-	-	-	(2,386)	-	-	(2,386)	-	(2,386)
Balances as of December 31, 2011	13,800	3,730,901	(16,779)	7,967	1,456,978	869,753	6,062,620	27,729	6,090,349

Net income	-	-	-	-	-	939,491	939,491	(1,736)	937,755
Change in unrealized investment gains and losses, net of tax	-	-	-	-	650,653	-	650,653	14,739	665,392
Capital contribution	-	36,011	-	-	-	-	36,011	-	36,011
Dividends to stockholder	-	-	-	-	-	(400,000)	(400,000)	-	(400,000)
Shares acquired at cost	-	-	(25,220)	-	-	-	(25,220)	-	(25,220)
Shares distributed at cost	-	-	16,934	-	-	-	16,934	-	16,934
Reserve for equity compensation plans	-	-	-	17,107	-	-	17,107	-	17,107
Fair value of shares issued under equity compensation plans	-	-	-	(12,131)	-	-	(12,131)	-	(12,131)
Balances as of December 31, 2012	$13,800	$3,766,912	$(25,065)	$12,943	$2,107,631	$1,409,244	$7,285,465	$40,732	$7,326,197

See accompanying Notes to Consolidated Financial Statements.

5

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statement of Cash Flows
(In thousands)

	Years Ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Net income	$937,755	$577,732	$328,645
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses on investments	(28,487)	(113,933)	55,495
Net losses on derivatives	585,288	809,328	1,069,971
Interest credited on other contract holder funds, gross	1,473,482	1,396,036	1,464,020
Mortality, expense and surrender charges	(462,531)	(343,983)	(354,070)
Amortization of discount and premium on investments	39,699	5,428	(3,243)
Deferred income tax expense	53,323	153,591	260,445
Share-based compensation	17,107	11,802	12,213
Change in:
Accrued investment income	(10,276)	(22,423)	(103,629)
Deferred sales inducements and acquisition costs	(832,841)	(810,412)	(1,063,279)
Trading portfolio activity, net	(88,260)	151,494	90,570
Income taxes receivable (payable)	25,030	(130,920)	318,624
Other assets and liabilities, net	261,561	(495,938)	239,074
Net cash provided by operating activities	1,970,850	1,187,802	2,314,836

Cash flows from investing activities:
Sales, maturities and repayments of:
Fixed maturities	6,507,615	8,981,098	10,623,808
Commercial mortgage loans	918,780	1,323,959	1,375,297
Purchases of:
Fixed maturities	(5,294,561)	(8,202,646)	(13,190,087)
Commercial mortgage loans	(1,137,725)	(1,185,257)	(1,045,450)
Policy loans, net	(35,921)	743	(2,901)
Purchase of REALIC, net of cash acquired	(354,172)	-	-
Other investing activities	(1,377,454)	(514,754)	(714,004)
Net cash (used in) provided by investing activities	(773,438)	403,143	(2,953,337)

Cash flows from financing activities:
Policyholders’ account balances:
Deposits	23,226,461	20,374,771	17,868,878
Withdrawals	(9,101,692)	(8,846,295)	(7,182,166)
Net transfers to separate accounts	(14,164,019)	(12,256,282)	(10,767,308)
(Payments on) proceeds from repurchase agreements	(100,709)	(451,678)	552,458
(Payments on) proceeds from Federal Home Loan Bank notes	(150,000)	150,000	-
Payments on debt	(5,000)	(40,870)	(50,711)
Shares held in trust at cost, net	(8,286)	(8,591)	(7,122)
Payment of cash dividends to Parent	(400,000)	(530,000)	(275,000)
Capital contribution from Parent	-	-	130,000
Net cash (used in) provided by financing activities	(703,245)	(1,608,945)	269,029

Net increase (decrease) in cash and cash equivalents	494,167	(18,000)	(369,472)

Cash and cash equivalents, beginning of year	656,253	674,253	1,043,725
Total cash and cash equivalents, end of year	$1,150,420	$656,253	$674,253

Supplemental Cash Flow Information
Income tax paid (received)	$241,201	$170,022	$(517,756)
Interest paid	$22,011	$22,356	$33,864

See accompanying Notes to Consolidated Financial Statements.

6

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

1.	Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is ultimately a wholly owned subsidiary of Prudential plc (“Prudential”), London, England.  Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts (“GICs”) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
●	Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York, Squire Reassurance Company LLC (“Squire Re”) and Jackson National Life (Bermuda) LTD;
●
Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC, Curian Clearing, LLC and Curian Capital, LLC;

●	PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides information technology services to Jackson and certain affiliates;
●	Hermitage Management, LLC, a wholly owned subsidiary that holds and manages certain mortgage loans and real estate;
●	Other insignificant wholly owned subsidiaries; and
●	Other partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson has a controlling interest or is deemed the primary beneficiary.

Acquisition

On September 4, 2012, the Company acquired 100% of the equity of SRLC America Holding Corp. (“SRLC”) from Swiss Re Life Capital Ltd (“Swiss Re”) for a preliminary purchase price of $663.3 million, which was reduced by an estimated $73.9 million current net operating loss carryback income tax recoverable, resulting in a cash payment of $589.4 million at the time of sale.  Subsequent adjustments reduced the preliminary purchase price to $587.3 million, which remains subject to final agreement with Swiss Re.  See Note 3 for additional information regarding the acquisition.

SRLC’s primary subsidiary was Reassure America Life Insurance Company (“REALIC”), which was merged into Jackson as of December 31, 2012.  REALIC’s primary business activity involved the acquisition of blocks of life insurance, including corporate owned life insurance, disability income and/or annuity contracts in force.  In addition to REALIC, SRLC had other insignificant subsidiaries.  Subsequent to the purchase, SRLC was dissolved and its subsidiaries became direct subsidiaries of Jackson.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  Intercompany accounts and transactions have been eliminated upon consolidation.  In accordance with updated accounting guidance related to deferred acquisition costs, further described below, the Company’s 2011 and 2010 consolidated financial statements have been adjusted to reflect the retrospective adoption of this updated guidance.  In 2011, Jackson adopted a revised presentation of the balance sheet and income statement, with prior year amounts being reclassified to conform to the current year presentation with no impact on stockholder’s equity or net income.  In conjunction with this change, the Company reclassified its previously reported risk management activity into other investment losses and net investment income, which is further detailed in Note 5.  In addition, certain amounts in the 2011 and 2010 financial statements and notes to the consolidated financial statements have been reclassified to conform to the 2012 presentation.

7

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes.  Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 6) estimates related to establishment of loan loss reserves, allowances on receivables, liabilities for lawsuits and state guaranty fund assessments; 7) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company; 8) the value of guarantee obligations; and 9) value of business acquired and its amortization.  These estimates and assumptions are based on management’s best estimates and judgments.  Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate.  As facts and circumstances dictate, these estimates and assumptions may be adjusted.  Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.  Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

2.	Summary of Significant Accounting Policies

Changes in Accounting Principles – Adopted in Current Year

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-05, “Presentation of Comprehensive Income,” with an objective of increasing the prominence of items reported in other comprehensive income (“OCI”).  This guidance provides entities with the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  The Company adopted this guidance effective January 1, 2012 and chose to present two separate but consecutive statements.

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards,” which was issued to create a consistent framework for the application of fair value measurement across jurisdictions.  The amendments include wording changes to GAAP in order to clarify the FASB’s intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements.  The Company adopted this guidance effective January 1, 2012, with no impact on the Company’s consolidated financial statements, and has included the required disclosures.

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.”  This guidance clarifies which costs related to the acquisition or renewal of insurance contracts can be deferred by insurance entities.  The guidance also specifies that only costs directly related to the successful acquisition of new or renewal contracts can be capitalized.  All other acquisition related costs should be expensed as incurred.  Jackson adopted this accounting guidance effective January 1, 2012, on a retrospective basis for all years presented.

8

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following table summarizes the prior period changes reflected in the Consolidated Balance Sheets and Consolidated Statements of Equity related to the retrospective adoption (in millions):

	As of December 31, 2011			As of December 31, 2010
	As previously reported	Effect of DAC change	As adjusted	As previously reported	Effect of DAC change	As adjusted

Deferred acquisition costs	$5,635	$(1,240)	$4,395	$5,306	$(1,135)	$4,171
Deferred income taxes, net	$1,142	$(437)	$705	$657	$(400)	$256
Other comprehensive income	$1,329	$128	$1,457	$837	$75	$912
Retained earnings	$1,800	$(931)	$870	$1,636	$(809)	$826

The following table summarizes the prior period changes reflected in the Consolidated Income Statements and Consolidated Statements of Comprehensive Income related to the retrospective adoption (in millions):

	Years ended December 31,
	2011			2010
	As previously reported	Effect of DAC change	As adjusted	As previously reported	Effect of DAC change	As adjusted
Operating costs	$758	$248	$1,006	$621	$243	$864
Amortization of deferred acquisition costs	$437	$(61)	$376	$(12)	$31	$19
Income tax expense	$277	$(65)	$212	$177	$(96)	$81
Net income attributable to Jackson	$695	$(122)	$573	$498	$(178)	$321

The Company has also adjusted prior year amounts in cash flows from operations in the statement of cash flows. These adjustments had no impact on the total net cash provided by operating activities.

Changes in Accounting Principles – Not Yet Adopted

In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities,” which requires an entity to disclose information about offsetting and related arrangements.  This guidance is effective for fiscal years beginning on or after January 1, 2013.  The new disclosures are required to be applied retrospectively for all comparative periods presented.  The Company will adopt this guidance effective January 1, 2013 and include all applicable disclosures.

Comprehensive Income

Comprehensive income includes all changes in stockholder’s equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale securities.

Investments

Fixed maturities consist primarily of bonds, notes, redeemable preferred stocks and asset-backed securities.  Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the effective interest method.  Discounts and premiums on asset-backed securities are amortized over the estimated redemption period.  Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events.  For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis.  The carrying value of such securities was $878.0 million and $840.7 million as of December 31, 2012 and 2011, respectively.

9

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Fixed maturities are generally classified as available for sale and are carried at fair value.  For declines in fair value considered to be other-than-temporary, an impairment charge reflecting the difference between the amortized cost basis and fair value is included in net realized losses on investments.  If management believes the Company does not intend to sell the security and is not more likely than not to be required to sell the security prior to recovery of its amortized cost basis, an amount representing the non-credit related portion of a loss is reclassified out of net realized losses on investments and into other comprehensive income.  In determining whether an other-than-temporary impairment has occurred, and in calculating the non-credit related component of the total impairment loss, the Company considers a number of factors, which are further described in Note 4.

At December 31, 2012 and 2011, all equity holdings were classified as trading. Trading securities are carried at fair value with changes in value included in net investment income.

Commercial mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums and impairments or an allowance for loan losses.

On a periodic basis, Jackson assesses the commercial mortgage loan portfolio for the need for an allowance for loan losses.  In determining its allowance for losses, the Company evaluates each loan to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.  The allowance includes loan specific reserves for loans that are determined to be non-performing as a result of this loan review process, and a portfolio reserve for probable incurred but not specifically identified losses for loans which do not carry loan specific reserves.  The loan specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest, or other value expected in lieu of loan principal and interest.  This review contemplates a variety of factors which may include, but are not limited to, current economic conditions, the physical condition of the property, the financial condition of the borrower, and the near and long-term prospects for change in these conditions.  In determining the portfolio reserve for incurred but not specifically identified losses, Jackson considers the current credit composition of the portfolio based on the results of its loan modeling analysis, which considers property type, default statistics, historical losses and other relevant factors to determine probability of default and other default loss estimates.  Model assumptions are updated each quarter and, based upon actual loan experience, are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.  The valuation allowance for commercial mortgage loans can increase or decrease from period to period based on these factors.  Changes in the allowance for loan losses are recorded in investment income.

Separately, Jackson also reviews individual loans in the portfolio for impairment based on an assessment of the factors identified above.  Impairment charges recognized are recorded initially against the established loan loss allowance and, if necessary, any additional amounts are recorded as realized losses.  As deemed necessary based on cash flow expectations and other factors, Jackson may also place loans on non-accrual status.  In this case, all cash received is applied against the carrying value of the loan.

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral.  In connection with the acquisition of REALIC, the Company elected the fair value option upon acquisition of policy loans held as collateral for reinsurance, further described below.  At December 31, 2012, $3.0 billion of these loans were carried at fair value, which the Company believes is equal to the unpaid principal balances plus accrued investment income.  At December 31, 2012, the Company had $1.4 billion of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

Other invested assets primarily include investments in limited partnerships and real estate.  Carrying values for limited partnership investments are determined by using the proportion of Jackson’s investment in each fund (NAV equivalent) as a practical expedient for fair value.  Real estate is carried at the lower of depreciated cost or fair value.

The Company holds interests in VIEs that represent primary beneficial interests. These consolidated VIEs include entities structured to hold and manage investments.

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

10

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

In connection with the acquisition of REALIC, the Company elected the fair value option for certain assets which are held as collateral for reinsurance, as further described below.  Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option.  The value of the funds held liability is equal to the fair value of the assets held as collateral.  The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statement.

The changes in unrealized gains and losses on certain investments which are classified as available for sale and the non-credit related portion of other-than-temporary impairment charges are excluded from net income and included as a component of other comprehensive income and total equity, net of tax, and the effect of the adjustment for deferred acquisition costs and deferred sales inducements.  The changes in unrealized gains and losses on investments for which Jackson elected the fair value option are included in net investment income.

Derivative Instruments and Embedded Derivatives

The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures and options to reduce and manage business risks.  These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred.  The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements.  The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.  There were no charges due to nonperformance by derivative counterparties in 2012, 2011, or 2010.

The Company generally uses freestanding derivative instruments for hedging purposes.  Additionally, certain liabilities, primarily trust instruments supported by funding agreements, index linked annuities and guarantees offered in connection with variable annuities issued by the Company, contain embedded derivative instruments.  Further details regarding Jackson’s derivative positions are included in Note 5.  The Company generally does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed.  Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value.  The results from derivative financial instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in net income, as further detailed in Note 5.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and deposits in the Federal Home Loan Bank of Indianapolis (“FHLBI”).

Fair Value Measurement

Fair value measurements are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information.  Jackson utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.  All assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Most debt securities and preferred stocks that are model priced using observable inputs are classified within Level 2.  Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

11

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk).  Embedded derivative instruments that are valued using unobservable inputs are included in Level 3.  Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values.  Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy.  In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.  As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available.  The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate.  When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument.  At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments.  In such instances, there is generally no or limited observable market data for these assets and liabilities.  Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors.  These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed.  As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument.  In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

Refer to Note 6 for further discussion of the methodologies used to determine fair values of the Company’s financial instruments.

Deferred Acquisition Costs

Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred acquisition costs.  These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting.  All other acquisition costs are expensed as incurred.

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including realized gains and losses and derivative movements, for annuities and interest-sensitive life products.  Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit or a charge in any given period.  In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest.  Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.

As certain available for sale fixed maturities are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in unrealized gains (losses) on fixed maturities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income.  Deferred acquisition costs decreased by $1,244.9 million and $866.1 million at December 31, 2012 and 2011, respectively, to reflect this adjustment.

12

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels.  The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns.  Under the methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight year period is 8.4%, after investment management fees.  The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years.  Projected returns after the next five years are set at 8.4%.  At December 31, 2012 and 2011, projected returns under mean reversion were below the 15% cap.

Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.  Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization.  No such write-offs were required for 2012, 2011, and 2010.

Deferred Sales Inducements

Under current accounting guidance, certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred sales inducement costs.  Bonus interest on deferred fixed annuities and contract enhancements on index linked annuities and variable annuities are capitalized as deferred sales inducements and included in other assets.  Deferred sales inducements are increased by interest thereon and amortized into income in proportion to estimated gross profits, including realized capital gains and losses and derivative movements.  Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit or a charge in any given period.  In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest.  Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.

As certain fixed maturities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in unrealized gains (losses) on fixed maturities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income.  Deferred sales inducements decreased by $216.5 million and $147.6 million at December 31, 2012 and 2011, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.  Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization.  No such write-offs were required for 2012, 2011, and 2010.

Actuarial Assumption Changes (Unlocking)

Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, persistency, rider utilization and policy maintenance expenses.  Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity reserves are adjusted with an offsetting benefit or charge to net income.

13

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Reinsurance and Funds Held Under Reinsurance Treaties

The Company enters into assumed and ceded reinsurance agreements with other companies in the normal course of business.  Ceded reinsurance agreements are reported on a gross basis on the Company’s consolidated balance sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers.  Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

In connection with and prior to the previously mentioned acquisition, REALIC entered into three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”).  Pursuant to these retro treaties, REALIC ceded on a 100% coinsurance basis to SRZ and SRZ assumed certain blocks of business written or reinsured by REALIC.

As a result of these retro treaties, the Company holds certain assets, primarily in the form of policy loans and fixed maturities, as collateral for the reinsurance recoverable.  Investment income and capital gains (losses) earned on assets held as collateral are paid by the Company to SRZ pursuant to the terms of the treaties.  Investment income and capital gains and losses are reported net of investment income and capital gains and losses on funds held under reinsurance treaties, with no impact on the Company’s consolidated income statement.

The income credited to SRZ on the funds held for the retro treaties is based on the income earned on those assets, which results in an embedded derivative (total return swap).  However, at acquisition, the Company elected the fair value option for the funds held liability, which is carried at fair value with changes in fair value reported in net investment income.  Accordingly, the embedded derivative is not bifurcated or separately valued.

Value of Business Acquired

As a result of the acquisition of SRLC in 2012, which is further described in Note 3, the Company has recorded an intangible asset representing the value of business acquired (“VOBA”), which is included in other assets.  In connection with the acquisition of insurance policies and investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies and investment contracts.  This intangible asset, or VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies.  The Company has established a VOBA intangible asset for the acquired traditional life insurance products and deferred annuity contracts, as a result of the acquisition of SRLC.  This intangible asset will be amortized over the life of the business, which approximates 20 years.  The unamortized VOBA balance is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.

Jackson files a consolidated federal income tax return with Brooke Life and Jackson National Life Insurance Company of New York.  Subsequent to the liquidation of SRLC on September 5, 2012, REALIC also joined the consolidated tax return through the date of its merger into the Company on December 31, 2012. Jackson National Life (Bermuda) LTD is taxed as a controlled foreign corporation of Jackson.  All other subsidiaries are limited liability companies with all of their interests owned by Jackson.  Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson.  Income tax expense is the lesser of the amount calculated on a separate company basis or Jackson’s pro-rata share of the actual liability as determined under the consolidated return taking into account only Jackson and Brooke Life.

14

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes.  Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of policy acquisition costs and sales inducements and the provisions for future policy benefits and expenses.  Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.  Jackson is required to test the value of deferred tax assets for realizability.  Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.  In determining the need for a valuation allowance, the Company considers the carryback eligibility of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance.  In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than fifty percent chance of success of the Company’s position being sustained by the relevant taxing authority with regard to that tax position.  Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

At the time of the acquisition of SRLC, REALIC had available approximately $153.7 million in net operating loss (“NOL”) carryforwards, which will be subject to limitations under Internal Revenue Code Section 382. Section 382 imposes limitations on the utilization of net operating loss carryforwards in the event of an acquisition of a company with such loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition NOLs that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition. The annual limitation, subject to potential purchase price adjustments, is approximately $20.0 million.

Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds

For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, persistency and expenses plus provisions for adverse deviations.  These assumptions are not unlocked unless determined to be deficient.  Mortality assumptions range from 25% to 160% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration.  Interest rate assumptions range from 2.75% to 6.0%.  Lapse and expense assumptions are based on Company experience.  The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to the REALIC acquired business.  For deferred annuities, the liability is the account value, plus the unamortized balance of the fair value adjustment related to the REALIC acquired business.  For the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value.  The liability for index linked annuities is based on two components, 1) the imputed value of the underlying guaranteed host contract and 2) the fair value of the embedded option component of the contract.

Upon acquisition of REALIC, the Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate.  This adjustment was recorded in reserves for future policy benefits and claims payable.  This component of the acquired reserves will be reassessed at the end of each period, taking into account changes in the inforce block and the relationship between guaranteed rates and market crediting rates.  Any resulting change in the reserve will be recorded as a change in reserve through the consolidated income statement.

15

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The Company has formed both a special purpose vehicle and a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited by the Company and secured by the issuance of funding agreements.

Those Medium Term Note instruments issued in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps.  The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency transaction gains and losses using exchange rates as of the reporting date.  Foreign currency transaction gains and losses are included in other investment losses.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities.  Members are required to purchase and hold a minimum amount of FHLBI capital stock plus additional stock based on outstanding advances.  Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.

The Company’s stable value business is comprised of the guaranteed investment contracts, funding agreements and FHLBI funding agreement advances described above.

Contingent Liabilities

The Company is a party to legal actions and, at times, regulatory investigations.  Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position.  A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable.  It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position.  However, it is the opinion of management that the ultimate disposition of contingent liabilities will not have a material adverse effect on the Company’s financial condition.

Separate Account Assets and Liabilities

The Company maintains separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  At December 31, 2012 and 2011, the assets and liabilities associated with variable life and annuity contracts, aggregated $80.1 billion and $58.8 billion, respectively.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company.  Refer to Note 10 for additional information regarding the Company’s contractual guarantees.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income.

Included in the above mentioned assets and liabilities is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan.  These deposits are allocated to the Jackson National Separate Account – II, which had a balance of $217.8 million and $185.7 million at December 31, 2012 and 2011, respectively.  The Company receives administrative fees for managing the funds.  These fees are recorded as earned and included in fee income in the consolidated income statements.

Debt

Liabilities for the Company’s debt are primarily carried at an amount equal to the unpaid principal balance.  Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.  Refer to Note 11 for further information regarding the Company’s debt.

16

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Share-Based Compensation

As more fully described in Note 16, the Company has certain share award plans that are either equity settled or liability settled.  For equity settled share award plans, the Company recognizes compensation expense based on a grant-date award fair value as determined using either the Black-Scholes model or the Monte Carlo model, ratably over the requisite service period of each individual grant, which generally equals the vesting period.  For the liability settled share award plans, the associated compensation expense is recognized based on the change in fair value of the award at the end of each reporting period due to cash settlement alternatives.

Revenue and Expense Recognition

Premiums for traditional life insurance are reported as revenues when due.  Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts.  This association is accomplished through provisions for future policy benefits and the deferral and amortization of acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue.  Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses.  Fee income also includes revenues related to asset management fees and certain service fees.  Surrender benefits are treated as repayments of the policyholder account.  Annuity benefit payments are treated as reductions to the policyholder account.  Death benefits in excess of the policyholder account are recognized as an expense when incurred.  Expenses consist primarily of the interest credited to policyholder deposits.  Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business.  This is accomplished through deferral and amortization of acquisition costs and sales inducements.  Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain.  In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Subsequent Events
The Company has evaluated events through March 12, 2013, which is the date the consolidated financial statements were available to be issued.

3.	Acquisition

On September 4, 2012, the Company acquired 100% of the equity in SRLC from Swiss Re for a preliminary purchase price of $663.3 million, which was reduced by an estimated $73.9 million current net operating loss carryback income tax recoverable, resulting in an initial cash payment of $589.4 million at the time of sale. Subsequent adjustments reduced the preliminary purchase price to $587.3 million, which remains subject to final agreement with Swiss Re.

SRLC’s primary subsidiary was REALIC, which was merged into Jackson as of December 31, 2012.  REALIC’s primary business activity involved the acquisition of blocks of life insurance, including corporate owned life insurance, disability income and/or annuity contracts in force.  In addition to REALIC, SRLC had several other insignificant subsidiaries.  Subsequent to the purchase, SRLC was dissolved and its subsidiaries became direct subsidiaries of Jackson.  The acquisition expanded Jackson’s life insurance base, further diversifying risk, while taking advantage of Jackson’s low cost structure.  The results of the above mentioned subsidiaries have been included in these consolidated financial statements since the date of acquisition.

In conjunction with the acquisition, which was accounted for under the purchase method of accounting, the Company recorded a VOBA intangible asset of $8.0 million, which is included in other assets.  This intangible asset represents the actuarially estimated present value of future cash flows from the acquired policies.  The Company has established this VOBA intangible asset for the acquired traditional life insurance products and deferred annuity contracts, as a result of the acquisition.  This intangible asset will be amortized over the life of the business, which approximates 20 years.  The unamortized VOBA balance is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

17

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Earnings subsequent to the date of acquisition of the acquired entities are included in the consolidated financial statements of the Company for the year ended December 31, 2012.

The following table summarizes the fair value of SRLC’s assets acquired and liabilities assumed, as of the acquisition date of September 4, 2012 (in thousands):

Assets:
Fixed maturities	$11,401,180
Trading securities, at fair value	8,946
Commercial mortgage loans	18,326
Policy loans (includes $2,951,560 at fair value under the fair value option)	3,483,191
Cash and cash equivalents	233,176
Accrued investment income	91,981
Reinsurance recoverable	8,647,203
Value of business acquired	8,000
Deferred income taxes, net	618,500
Other assets	131,090
Separate account assets	100,870
Total assets	$24,742,463
Liabilities:
Reserves for future policy benefits and claims payable and other contract holder funds	$20,409,694
Funds held under reinsurance treaties, at fair value under fair value option	3,295,994
Other liabilities	348,557
Separate account liabilities	100,870
Total liabilities	$24,155,115
Net assets acquired, or purchase price	$587,348

In accordance with accounting guidance for business combinations, the Company will continue to review the balance sheet and record required adjustments, for up to a twelve month period following the acquisition close date, in order to reflect updated information on certain accruals, related expenses, or other potential valuation adjustments, if further refined information becomes available.

The Company obtained third-party valuations of certain of its reserves on the acquired blocks of business.  All estimates, key assumptions, or other valuation methodologies were either provided by or reviewed by the Company.  While the Company chose to utilize a third-party valuation firm, the fair value analyses and valuation methodologies related to its reserves represent the conclusions of the Company’s management and not the conclusions or statements of any third-party.  The Company is continuing to further analyze and refine the valuation methodologies and calculations related to its reserves and any fair value adjustments to the reserves, including any associated reinsurance recoverable.  Further refinement of the reserves may also result in a corresponding adjustment to deferred taxes.  Any measurement period adjustments determined to be material will be applied retrospectively to the acquisition date in the Company’s consolidated financial statements and, depending on the nature of the adjustments, the Company’s operating results subsequent to the respective acquisition period could be affected. In addition, certain purchase price adjustments presented to the seller are still subject to finalization and could result in additional adjustments to the purchase price.

18

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following table presents selected financial information reflecting results since September 4, 2012 of the acquired entities that are included in the Company’s consolidated income statements for the year ended December 31, 2012 (in thousands):

Total revenues	$355,164
Pretax income	96,480

The following table reflects the unaudited pro forma results for the Company, giving effect to the acquisition as if it had occurred as of the beginning of each of the periods presented and includes the result of certain non-recurring restructuring transactions effected by SRLC prior to the acquisition (in thousands).

	For the Years Ended December 31,
	2012	2011
Total revenues	$5,896,740	$5,371,487
Total expenses	(4,505,032)	(4,523,526)
Pretax income	1,391,708	847,961
Income tax expense	389,909	205,328
Net income	$1,001,799	$642,633

While the unaudited pro forma results reflect the combined operations of Jackson and the REALIC acquired business, they are not necessarily indicative, nor are they intended to be indicative, of the financial position and future operating results of the merged companies.

4.	Investments

Investments are comprised primarily of fixed-income securities, primarily publicly traded industrial, utility and government bonds, asset-backed securities and commercial mortgage loans.  Asset-backed securities include mortgage-backed and other structured securities.  The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest.  The Company’s strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

19

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Fixed Maturities

The following table sets forth the composition of the fair value of fixed maturities at December 31, 2012, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. At December 31, 2012, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $338.0 million.  For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Fixed Maturities
Carrying Value
Investment Rating	December 31, 2012
AAA	24.2%
AA	4.9%
A	29.5%
BBB	36.1%
Investment grade	94.7%
BB	2.2%
B and below	3.1%
Below investment grade	5.3%
Total fixed maturities	100.0%

At December 31, 2012, based on ratings by NRSROs, of the total carrying value of fixed maturities in an unrealized loss position, 86% were investment grade, 9% were below investment grade and 5% were not rated.  Unrealized losses on fixed maturities that were below investment grade or not rated were approximately 38% of the aggregate gross unrealized losses on available for sale fixed maturities.

Corporate securities in an unrealized loss position were diversified across industries.  As of December 31, 2012, the industries accounting for the larger percentage of unrealized losses included computers and electronics (1.45% of fixed maturities gross unrealized losses) and retail (1.11%).  The largest unrealized loss related to a single corporate obligor was $3.4 million at December 31, 2012.

At December 31, 2012 and 2011, the amortized cost, gross unrealized gains and losses, fair value and non-credit other than temporary impairment (“OTTI”) of available for sale fixed maturities, including $319.3 million and $126.7 million in securities carried at fair value under the fair value option, were as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2012	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
U.S. government securities	$5,184,095	$408,142	$104,555	$5,487,682	$-
Other government securities	1,227,727	2,864	11,848	1,218,743	-
Public utilities	4,152,032	559,519	6,732	4,704,819	-
Corporate securities	29,690,303	3,039,115	40,707	32,688,711	-
Residential mortgage-backed	3,812,349	141,072	78,898	3,874,523	(19,544)
Commercial mortgage-backed	3,800,532	492,460	50,463	4,242,529	(2,859)
Other asset-backed securities	991,044	24,005	67,418	947,631	(12,768)
Total fixed maturities	$48,858,082	$4,667,177	$360,621	$53,164,638	$(35,171)

20

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2011	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
Government securities	$2,932,197	$429,309	$-	$3,361,506	$-
Public utilities	2,346,651	324,466	881	2,670,236	-
Corporate securities	25,129,745	2,217,024	97,648	27,249,121	6,755
Residential mortgage-backed	4,127,911	146,430	285,434	3,988,907	(177,444)
Commercial mortgage-backed	3,064,184	324,360	59,110	3,329,434	(6,933)
Other asset-backed securities	1,087,800	15,564	156,273	947,091	(59,520)
Total fixed maturities	$38,688,488	$3,457,153	$599,346	$41,546,295	$(237,142)

(1)	Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.
(2)	Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income on securities for which credit impairments have been recorded.

The amortized cost, gross unrealized gains and losses, and fair value of fixed maturities at December 31, 2012, by contractual maturity, are shown below (in thousands).  Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Gross	Gross
	Amortized (1)	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Due in 1 year or less	$1,438,984	$20,947	$282	$1,459,649
Due after 1 year through 5 years	7,515,905	711,182	2,166	8,224,921
Due after 5 years through 10 years	21,877,669	2,544,565	14,761	24,407,473
Due after 10 years through 20 years	3,637,342	323,702	17,981	3,943,063
Due after 20 years	5,784,257	409,244	128,652	6,064,849
Residential mortgage-backed	3,812,349	141,072	78,898	3,874,523
Commercial mortgage-backed	3,800,532	492,460	50,463	4,242,529
Other asset-backed securities	991,044	24,005	67,418	947,631
Total	$48,858,082	$4,667,177	$360,621	$53,164,638

(1)	Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

U.S. Treasury securities with a carrying value of $119.0 million and $4.6 million at December 31, 2012 and 2011, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

At December 31, 2012, the amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $30 thousand and $7.4 million, respectively.  The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2012 were $30 thousand and $7.4 million, respectively.

At December 31, 2011, the amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $2.3 million and $7.0 million, respectively.  The amortized cost and carrying value of fixed maturities that were non-income producing for the 12 months preceding December 31, 2011 were $2.3 million and $7.0 million, respectively.

At December 31, 2012, fixed maturities include $273.8 million held in trust pursuant to the retro treaties with SRZ.

21

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Residential mortgage-backed securities (“RMBS”) include certain RMBS which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”).  The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2012	Cost (1)	Gains	Losses	Value
Prime	$723,602	$24,411	$13,878	$734,135
Alt-A	516,043	12,646	7,702	520,987
Subprime	473,891	3,292	54,439	422,744
Total non-agency RMBS	$1,713,536	$40,349	$76,019	$1,677,866

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2011	Cost (1)	Gains	Losses	Value
Prime	$865,197	$5,522	$79,340	$791,379
Alt-A	560,471	2,076	85,280	477,267
Subprime	441,311	61	120,814	320,558
Total non-agency RMBS	$1,866,979	$7,659	$285,434	$1,589,204

(1)	Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

The Company defines its exposure to non-agency residential mortgage loans as follows.  Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.  Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.  Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.  Of the Company’s investments in Alt-A related mortgage-backed securities, 13% are rated investment grade by at least one NRSRO.  Of the Company’s investments in subprime related mortgage-backed securities, 29% are rated investment grade by at least one NRSRO.  In 2012, the Company recorded other-than-temporary impairment charges of $4.5 million, $11.3 million, and $9.5 million on securities backed by prime, Alt-A and subprime loans, respectively.  In 2011, the Company recorded other-than-temporary impairment charges of $14.1 million, $20.2 million, and $4.5 million on securities backed by prime, Alt-A and subprime loans, respectively.  In 2010, the Company recorded other-than-temporary impairment charges of $23.0 million, $50.5 million, and $11.4 million on securities backed by prime, Alt-A and subprime loans, respectively.

Asset-backed securities also include investments in securities which are collateralized by commercial mortgage loans (“CMBS”).  At December 31, 2012, the amortized cost and fair value of the Company’s investment in CMBS was $3.8 billion and $4.2 billion, respectively, of which 99% were rated investment grade by at least one NRSRO.  In 2012, 2011 and 2010, the Company recorded other-than-temporary impairment charges on CMBS of $3.4 million, $1.0 million and $11.1 million, respectively.

Corporate securities include direct investments in below investment grade syndicated bank loans.  Unlike most corporate debentures, syndicated bank loans are collateralized by specific tangible assets of the borrowers.  As such, investors in these securities that become impaired have historically experienced less severe losses compared to corporate bonds.  At December 31, 2012, the amortized cost and fair value of the Company’s direct investments in bank loans were $87.1 million and $87.7 million, respectively.  At December 31, 2011, the amortized cost and fair value of the Company’s direct investments in bank loans were $64.9 million and $63.8 million, respectively.  The Company did not have any impairments on these securities in 2012, 2011 and 2010.

22

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following tables summarize the number of securities, fair value and the related amount of gross unrealized losses aggregated by investment category and length of time that individual fixed maturities have been in a continuous loss position (dollars in thousands):

	December 31, 2012			December 31, 2011

	Less than 12 months			Less than 12 months
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$104,555	$2,276,880	22	$-	$-	-
Other government securities	11,848	718,324	28	-	-	-
Public utilities	6,640	264,513	52	373	23,422	2
Corporate securities	38,948	2,317,590	273	57,525	1,615,252	149
Residential mortgage-backed	3,962	541,659	110	66,509	326,993	36
Commercial mortgage-backed	2,835	222,950	32	3,162	82,921	14
Other asset-backed securities	48	75,326	15	56,129	180,432	42
Total temporarily impaired securities	$168,836	$6,417,242	532	$183,698	$2,229,020	243

	12 months or longer			12 months or longer
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$-	$-	-	$-	$-	-
Other government securities	-	-	-	-	-	-
Public utilities	92	2,682	1	508	6,965	1
Corporate securities	1,759	94,279	16	40,123	259,037	44
Residential mortgage-backed	74,936	568,627	109	218,925	1,013,025	158
Commercial mortgage-backed	47,628	58,608	17	55,948	82,829	21
Other asset-backed securities	67,370	227,255	44	100,144	251,998	58
Total temporarily impaired securities	$191,785	$951,451	187	$415,648	$1,613,854	282

	Total			Total
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$104,555	$2,276,880	22	$-	$-	-
Other government securities	11,848	718,324	28	-	-	-
Public utilities	6,732	267,195	53	881	30,387	3
Corporate securities	40,707	2,411,869	289	97,648	1,874,289	193
Residential mortgage-backed	78,898	1,110,286	219	285,434	1,340,018	194
Commercial mortgage-backed	50,463	281,558	49	59,110	165,750	35
Other asset-backed securities	67,418	302,581	59	156,273	432,430	100
Total temporarily impaired securities	$360,621	$7,368,693	719	$599,346	$3,842,874	525

23

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Other-Than-Temporary Impairments on Available For Sale Securities

The Company periodically reviews its available for sale fixed maturities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary.  Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

Securities the Company determines are underperforming or potential problem securities are subject to regular review.  To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list.  Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired.  Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers.  This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer.  Unrealized losses that are considered to be primarily the result of market conditions (e.g., minor increases in interest rates, temporary market illiquidity or volatility, or industry-related events) are usually determined to be temporary, and where the Company also believes there exists a reasonable expectation for recovery in the near term.  To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments.  These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics.  These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities.  Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

Jackson recognizes other-than-temporary impairments on debt securities in an unrealized loss position when any one of the following circumstances exists:

●	The Company does not expect full recovery of the amortized cost based on the discounted cash flows estimated to be collected;
●	The Company intends to sell a security; or,
●	It is more likely than not that the Company will be required to sell a security prior to recovery.

24

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure.  The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure.  The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Specifically for Prime and Alt-A RMBS, the default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.  As of December 31, 2012 and 2011, default rates for delinquent loans ranged from 15% to 100%.  At December 31, 2012 and 2011, loss severities were applied to generate and analyze cash flows of each bond and ranged from 30% to 70% and 30% to 65%, respectively.

These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against other third-party sources.  In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Other-than-temporary impairments are calculated as the difference between amortized cost and fair value.  For other-than-temporarily impaired securities where Jackson does not intend to sell the security and it is not more likely than not that Jackson will be required to sell the security prior to recovery, total other-than-temporary impairments are reduced by the non-credit portion of the other-than-temporary impairments, which are recognized in other comprehensive income.  The resultant net other-than-temporary impairments recorded in net income reflect the credit loss on the other-than-temporarily impaired securities.  The amortized cost of the other-than-temporarily impaired securities is reduced by the amount of this credit loss.

For securities that were deemed to be other-than-temporarily impaired and for which a non-credit loss was recorded in other comprehensive income, the amount recorded as an unrealized gain (loss) represents the difference between the fair value and the new amortized cost basis of the securities.  The unrealized gain (loss) on other-than-temporarily impaired securities is recorded in other comprehensive income.

The following table summarizes net realized investment gains (losses) for the periods indicated (in thousands):

	Years Ended December 31,
	2012	2011	2010
Available-for-sale securities
Realized gains on sale	$173,337	$287,507	$440,843
Realized losses on sale	(65,495)	(85,037)	(356,080)
Impairments:
Total other-than-temporary impairments	(172,730)	(305,805)	(319,977)
Portion of other-than-temporary impairments included in other comprehensive income	85,876	218,710	176,719
Net other-than-temporary impairments	(86,854)	(87,095)	(143,258)
Other	7,499	(1,442)	3,000
Net realized gains (losses) on non-derivative investments	28,487	113,933	(55,495)
Net losses on derivative instruments	(745,593)	(874,038)	(1,109,469)
Total net realized losses on investments	$(717,106)	$(760,105)	$(1,164,964)

Included in net realized losses on investments are impairment charges on commercial mortgage loans and other invested assets of $0, $19.3 million and $5.0 million in 2012, 2011 and 2010, respectively.  The net losses on derivative instruments included in the above table are further detailed in Note 5.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2012, 2011, and 2010 was $649.0 million, $1,053.2 million, and $1,926.7 million, respectively, which was approximately 91%, 93%, and 84% of book value, respectively.

25

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following summarizes the current year activity for credit losses recognized in net income on debt securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income (in thousands):

	Years Ended December 31,
	2012	2011
Cumulative credit loss beginning balance	$404,756	$698,370
Additions:
New credit losses	26,073	35,724
Incremental credit losses	60,781	32,073
Reductions:
Securities sold, paid down or disposed of	(124,172)	(361,411)
Securities where there is intent to sell	(3,252)	-
Cumulative credit loss ending balance	$364,186	$404,756

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary.  The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows.  These assessments are based on the best available information at the time.  Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility.  If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so.  However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Commercial Mortgage Loans

Commercial mortgage loans of $5.8 billion and $5.5 billion at December 31, 2012 and 2011, respectively, are reported net of an allowance for loan losses of $20.4 million and $20.1 million at each date, respectively.  At December 31, 2012, commercial mortgage loans were collateralized by properties located in 42 states.  Jackson’s commercial mortgage loan portfolio does not include single-family residential mortgage loans, and is therefore not exposed to the risk of defaults associated with residential subprime mortgage loans.  Jackson periodically reviews these loans for impairment and, during 2012, 2011, and 2010, recognized impairment charges against the allowance for loan losses of $8.4 million, $34.5 million, and $17.7 million, respectively.  In addition, Jackson recorded an impairment as a realized loss of $9.7 million during 2011.

The following table provides a summary of the allowance for losses in the Company’s commercial mortgage loan portfolio at December 31, 2012 and 2011 (in thousands):

	Years Ended December 31,
Allowance for loan losses:	2012	2011
Balance at beginning of year	$20,106	$33,190
Charge-offs	(8,394)	(34,474)
Recoveries	-	-
Net charge-offs	(8,394)	(34,474)
Provision for loan losses	8,683	21,390
Balance at end of year	$20,395	$20,106

26

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following table provides a summary of the allowance for losses in Jackson’s commercial mortgage loan portfolio (in thousands):

	Allowance for Loan Losses	Recorded Investment
December 31, 2012:
Individually evaluated for impairment	$9,216	$204,546
Collectively evaluated for impairment	11,179	5,554,451
Total	$20,395	$5,758,997

December 31, 2011:
Individually evaluated for impairment	$3,481	$214,335
Collectively evaluated for impairment	16,625	5,316,035
Total	$20,106	$5,530,370

The table below illustrates the delinquency status and accrual status of the carrying value of Jackson’s commercial mortgage loan holdings as of December 31, 2012 and 2011 (in thousands).  Delinquency status is determined from the date of the first missed contractual payment.

	2012	2011
Accruing
Current	$5,757,487	$5,518,802
Less than 60 days delinquent	-	-
60 days to 90 days delinquent	-	-
91 days or more delinquent	904	3,000
Total accruing	5,758,391	5,521,802
Non-accrual	606	8,568
Total	$5,758,997	$5,530,370

27

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Under Jackson’s policy for monitoring commercial mortgage loans, all impaired commercial mortgage loans continue to be closely evaluated subsequent to impairment.  The table below summarizes the recorded investment, unpaid principal balance, related loan allowance, average recorded investment and investment income recognized on impaired loans during 2012 and 2011 (in thousands):

	Recorded Investment	Unpaid Principal Balance	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
December 31, 2012:
Impaired Loans with a Valuation Allowance
Apartment	$85,750	$113,107	$6,500	$91,708	$4,601
Hotel	41,823	44,502	2,678	39,291	1,655
Office	11,314	11,351	38	11,338	828
Total	138,887	168,960	9,216	142,337	7,084
Impaired Loans without a Valuation Allowance
Hotel	26,509	30,036	-	30,683	1,742
Office	28,474	31,811	-	42,519	1,582
Retail	-	-	-	750	-
Warehouse	10,676	10,676	-	9,682	633
Total	65,659	72,523	-	83,634	3,957
Total Impaired Loans
Apartment	85,750	113,107	6,500	91,708	4,601
Hotel	68,332	74,538	2,678	69,974	3,397
Office	39,788	43,162	38	53,857	2,410
Retail	-	-	-	750	-
Warehouse	10,676	10,676	-	9,682	633
Total	$204,546	$241,483	$9,216	$225,971	$11,041
December 31, 2011:
Impaired Loans with a Valuation Allowance
Hotel	$41,592	$44,920	$3,328	$41,116	$1,658
Office	11,319	11,472	153	11,038	688
Total	52,911	56,392	3,481	52,154	2,346
Impaired Loans without a Valuation Allowance
Apartment	92,250	113,107	-	105,143	4,601
Hotel	27,109	34,581	-	29,583	1,252
Office	30,084	31,893	-	30,515	594
Retail	3,000	9,618	-	5,179	596
Warehouse	8,981	9,981	-	9,065	660
Total	161,424	199,180	-	179,485	7,703
Total Impaired Loans
Apartment	92,250	113,107	-	105,143	4,601
Hotel	68,701	79,501	3,328	70,699	2,910
Office	41,403	43,365	153	41,553	1,282
Retail	3,000	9,618	-	5,179	596
Warehouse	8,981	9,981	-	9,065	660
Total	$214,335	$255,572	$3,481	$231,639	$10,049

28

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following tables provide information about the credit quality of commercial mortgage loans (in thousands):

December 31, 2012
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$1,375,303	$30,281	$904	$-	$1,406,488
Hotel	536,377	53,224	-	-	589,601
Office	889,084	37,032	-	606	926,722
Retail	1,063,642	-	-	-	1,063,642
Warehouse	1,765,268	7,276	-	-	1,772,544
Total	$5,629,674	$127,813	$904	$606	$5,758,997

December 31, 2011
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$1,213,009	$32,710	$-	$-	$1,245,719
Hotel	583,824	53,592	-	6,000	643,416
Office	940,026	41,403	-	-	981,429
Retail	1,071,383	-	3,000	-	1,074,383
Warehouse	1,578,147	7,276	-	-	1,585,423
Total	$5,386,389	$134,981	$3,000	$6,000	$5,530,370

The $3.0 million balance of commercial mortgage loans at December 31, 2011 that were greater than 90 days delinquent were also restructured.

During 2012 and 2011, there were no commercial mortgage loans involved in a troubled debt restructuring.

Securitizations

In 2003, Jackson executed the Piedmont CDO Trust (“Piedmont”) securitization transaction.  In this transaction, Jackson contributed $1,159.6 million of asset-backed securities, ultimately to Piedmont, which issued several classes of debt to acquire such securities.  The transaction was recorded as a sale; however, Jackson retained beneficial interests in the contributed asset-backed securities of approximately 80% by acquiring certain securities issued by Piedmont.  Prior to 2010, Piedmont, a qualified special purpose entity, was not consolidated by Jackson.

Revised accounting guidance on certain investment funds eliminated the qualifying special purpose entity exemption for consolidation.  Since Jackson was deemed to be the primary beneficiary of Piedmont, consolidation of Piedmont was required in 2010.

As a result of this change, the Company recorded a decrease in retained earnings of $48.2 million upon consolidation of Piedmont.  At December 31, 2010, Piedmont’s assets of $463.9 million and liabilities to external parties of $26.2 million were included in Jackson’s financial statements.  At the date of adoption, Jackson also elected to carry the assets and liabilities in the Piedmont trust at fair value, with changes in fair value reflected in the consolidated income statement.

During 2011, Jackson purchased the remaining outstanding external interest and, as a result, Piedmont was terminated.

In 2001, Jackson executed the Morgan Stanley Dean Witter Capital I, Series 2001-PPM (“MSDW”) securitization transaction.  Jackson contributed commercial mortgages with a total principal amount of $623.6 million to MSDW and retained beneficial interest.  Prior to 2010, MSDW, a qualified special purpose entity, was not consolidated by Jackson.

29

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Effective January 1, 2010, as a result of adoption of accounting guidance on certain investment funds, the Company was deemed to be the primary beneficiary of MSDW and, therefore, consolidated MSDW.  In March 2011, the external debt of MSDW was paid off entirely.  As such, Jackson’s consolidated financial statements include MSDW assets of $36.5 million and $48.1 million at December 31, 2012 and 2011, respectively.

Other Invested Assets

Other invested assets primarily include investments in limited partnerships, real estate, and other loans.  Investments in limited partnerships have carrying values of $1,219.5 million and $1,086.5 million at December 31, 2012 and 2011, respectively.  Real estate totaling $149.2 million and $168.9 million at December 31, 2012 and 2011, respectively, includes foreclosed properties with a book value of $0.7 million and $19.2 million, respectively.

Limited Purpose Enhanced Return Entities (“SERVES”)

In 2004, Jackson acquired a $47.5 million debt interest in a limited purpose entity, SERVES 2004-1 (“SERVES 3”), formed to pass through leveraged investment returns based on the performance of an underlying reference pool of syndicated bank loans totaling up to $300.0 million.  Jackson’s interest represented 95% of the capital structure of the entity.  Based on the Company’s initial analysis, it concluded that SERVES 3 was a VIE and that the Company was not the primary beneficiary.  Thus, the Company’s investment was initially reported at the fair value of this debt instrument.

During 2008, Jackson entered into “Option Put and Forbearance Agreements” with the counterparty to the SERVES 3 entity in exchange for the counterparty forbearing its right to initiate forced liquidation of the entity under certain market value triggers.  During 2009, Jackson entered into revised forbearance agreements with this counterparty.  The support provided by the agreement at December 31, 2012 could potentially expose Jackson to maximum losses of $51.1 million, if circumstances allowed the forbearance period to cease.  Jackson believes that, so long as the forbearance period continues, the risk of loss under the agreement is remote.

As a result of the additional exposure to SERVES 3 upon entering into the “Option Put and Forbearance Agreement”, Jackson determined that it is the primary beneficiary of SERVES 3 and, accordingly, consolidated SERVES 3 in its financial statements.  The accompanying consolidated financial statements include the underlying assets of $19.6 million and $49.5 million and net liabilities of $6.3 million and $2.7 million in 2012 and 2011, respectively, of this entity.  The creditors of SERVES 3 do not have recourse to the general credit of Jackson.

In 2008, Jackson acquired $40.0 million of debt interests in a limited purpose entity, SERVES 2006-1 (“SERVES 4”), formed to pass through leveraged investment returns based on the performance of an underlying reference pool of syndicated bank loans totaling up to $500.0 million.  At the acquisition date, the Company performed an analysis, which produced return scenarios based on various assumptions for the reference pool, including spread income, default and recovery ratios, and holding period appreciation/depreciation, to determine whether the structure was a VIE and, if so, whether Jackson was the primary beneficiary.  Based on the results of this analysis, the Company concluded that SERVES 4 was a VIE and that Jackson was not the primary beneficiary.  Thus, the Company’s investment is reported at the fair value of this debt instrument.  SERVES 4 notes were sold at par in May 2011.

Securities Lending

The Company has entered into securities lending agreements with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms.  As of December 31, 2012 and 2011, the estimated fair value of loaned securities was $149.5 million and $51.6 million, respectively.  The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis.  To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.  At December 31, 2012 and 2011, cash collateral received in the amount of $153.7 million and $53.3 million, respectively, was invested by the agent bank and included in cash and cash equivalents of the Company.  A securities lending payable is included in liabilities for the amount of cash collateral received.

Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

30

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Repurchase Agreements

The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities.  These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets.  During 2012 and 2011, short-term borrowings under such agreements averaged $176.7 million and $316.4 million, respectively, with weighted average interest rates of 0.2% for both years.  At December 31, 2012 and 2011, the outstanding balance was $0 and $100.7 million, respectively, which was included within other liabilities in the consolidated balance sheets.  Interest expense totaled $0.3 million, $0.5 million, and $0.6 million in 2012, 2011, and 2010, respectively.  The highest level of short-term borrowings at any month end was $544.7 million in 2012 and $683.2 million in 2011.

Investment Income
The sources of net investment income were as follows (in thousands):

	Years Ended December 31,
	2012	2011	2010
Fixed maturities	$2,134,759	$2,164,833	$2,258,099
Commercial mortgage loans	294,581	283,881	285,123
Limited partnerships	136,649	85,949	69,250
Derivative instruments	160,305	64,710	39,498
Policy loans	172,212	66,860	65,930
Other investment income	30,442	30,458	58,700
Total investment income	2,928,948	2,696,691	2,776,600
Less income on funds held under reinsurance treaties	(93,021)	-	-
Less investment expenses	(55,365)	(52,105)	(72,147)
Net investment income	$2,780,562	$2,644,586	$2,704,453

Investment income of $25.0 million, $17.0 million, and $65.5 million of was recognized on trading securities held at December 31, 2012, 2011, and 2010, respectively.  During 2012 and 2011, $0.8 million and $11.2 million, respectively, of investment income was recognized on securities carried at fair value with changes in value recorded through the income statement.  During 2012, investment income was reduced $93.0 million for income earned on funds held under reinsurance treaties, including $94.3 million on policy loans, fixed maturity income of $2.8 million and a $3.9 million loss on fixed maturities with fair value recorded through the income statement.  The net investment income on derivative instruments included in the above table are further detailed in Note 5.

5.	Derivative Instruments

Jackson’s business model includes the acceptance, monitoring and mitigation of risk.  Specifically, Jackson considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices.  The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals.  Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments.  As a result, freestanding derivatives are carried at fair value with changes recorded in other investment losses.

Cross-currency swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements.  Cross-currency swaps serve to hedge foreign currency exchange risk embedded in the funding agreements and are carried at fair value.  The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.  Foreign currency translation gains and losses associated with funding agreement hedging activities are included in other investment losses.

31

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio.  These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement.  Credit default swaps are carried at fair value.  The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates.  The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years.  Put-swaptions hedge against significant upward movements in interest rates.  Written put-swaptions are entered into in conjunction with associated put-swaptions purchased from the same counterparties, referred to as linked put-swaptions.  Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms.  Due to the right of offset, linked put-swaptions are presented at the fair value of the net position with each counterparty.  Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including various call and put options and put spreads), which are used to hedge the Company’s obligations associated with its index linked annuities and guarantees in variable annuity products, are carried at fair value.  These insurance products contain embedded options whose fair value is reported in other contract holder funds.

Total return swaps, for which the Company receives equity returns or returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount.  Interest rate swaps are carried at fair value.  During 2012, 2011 and 2010, the Company entered into various interest rate swap transactions to more closely match the overall asset and liability duration.

32

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding derivative instruments were as follows (in thousands):

	December 31, 2012
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Credit default swaps	$-	$-	$170,000	$(7,155)	$(7,155)
Cross-currency swaps	527,332	140,792	-	-	140,792
Equity index call
options	5,557,900	143,780	1,000,000	(238,652)	(94,872)
Equity index futures	-	-	6,212,938	(10,773)	(10,773)
Equity index put
options	37,850,000	144,590	-	-	144,590
Interest rate swaps	15,400,000	1,685,430	13,150,000	(788,114)	897,316
Put-swaptions	12,500,000	398,066	-	-	398,066
Total return swaps	-	-	300,000	(3,765)	(3,765)
Total	$71,835,232	$2,512,658	$20,832,938	$(1,048,459)	$1,464,199

	December 31, 2011
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Credit default swaps	$45,000	$2,207	$165,000	$(11,738)	$(9,531)
Cross-currency swaps	529,987	142,364	73,200	(11,017)	131,347
Equity index call
options	2,817,800	173,605	4,756,897	(492,171)	(318,566)
Equity index futures	-	-	5,636,700	(114,369)	(114,369)
Equity index put
options	38,350,000	330,554	1,250,000	(8,725)	321,829
Interest rate swaps	13,800,000	1,476,006	14,350,000	(740,578)	735,428
Put-swaptions	15,500,000	478,798	2,000,000	(309)	478,489
Total return swaps	300,000	1,934	-	-	1,934
Total	$71,342,787	$2,605,468	$28,231,797	$(1,378,907)	$1,226,561

(1) With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments.  With respect to futures and options, the contractual amount represents the market exposure of open positions.

33

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following tables reflect the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in thousands):

	Year Ended December 31, 2012
	Other	Net
	Investment	Investment	Net
	Gains (Losses)	Income	Gain (Loss)
Credit default swaps	$2,376	$(10,046)	$(7,670)
Equity index call options	(48,567)	-	(48,567)
Equity index futures	(855,912)	-	(855,912)
Equity index put options	(783,303)	-	(783,303)
Index-linked annuity embedded derivatives	(156,489)	-	(156,489)
Interest rate swaps	167,075	171,600	338,675
Put-swaptions	106,914	(727)	106,187
Total return swaps	-	(522)	(522)
Variable annuity embedded derivatives	822,313	-	822,313
Total	$(745,593)	$160,305	$(585,288)

	Year Ended December 31, 2011
	Other	Net
	Investment	Investment	Net
	Gains (Losses)	Income	Gain (Loss)
Credit default swaps	$9,420	$(10,452)	$(1,032)
Equity index call options	77,616	-	77,616
Equity index futures	(528,345)	-	(528,345)
Equity index put options	(270,405)	-	(270,405)
Index-linked annuity embedded derivatives	(8,644)	-	(8,644)
Interest rate swaps	816,426	64,535	880,961
Put-swaptions	469,869	(2,779)	467,090
Total return swaps	-	13,406	13,406
Variable annuity embedded derivatives	(1,439,975)	-	(1,439,975)
Total	$(874,038)	$64,710	$(809,328)

	Year Ended December 31, 2010
	Other	Net
	Investment	Investment	Net
	Gains (Losses)	Income	Gain (Loss)
Credit default swaps	$8,617	$(10,900)	$(2,283)
Equity index call options	(63,733)	-	(63,733)
Equity index futures	(537,361)	-	(537,361)
Equity index put options	(524,671)	-	(524,671)
Index-linked annuity embedded derivatives	(211,684)	-	(211,684)
Interest rate swaps	116,276	(15,446)	100,830
Put-swaptions	11,202	3,646	14,848
Spread cap options	(18,089)	31,790	13,701
Total return swaps	-	30,408	30,408
Variable annuity embedded derivatives	109,974	-	109,974
Total	$(1,109,469)	$39,498	$(1,069,971)

34

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

At December 31, 2012 and 2011, the fair value of Jackson’s net derivative assets by counterparty were $1,546.6 million and $1,457.1 million, respectively, and held collateral was $1,760.7 million and $1,505.5 million, respectively, related to these agreements.  At December 31, 2012 and 2011, the fair value of Jackson’s net derivative liabilities by counterparty were $82.4 million and $230.5 million, respectively, and provided collateral was $10.8 million and $172.5 million, respectively, related to these agreements.  All of Jackson’s master swap agreements contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit.  If all of these provisions had been triggered at December 31, 2012 or 2011, Jackson would have to disburse $285.7 million and $106.5 million, respectively, to counterparties, representing the net fair values of derivatives by counterparty, less collateral held.

6.	Fair Value Measurements

The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in thousands). The basis for determining the fair value of each instrument is also described below.

	December 31, 2012		December 31, 2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Cash and cash equivalents	$1,150,420	$1,150,420	$656,253	$656,253
Fixed maturities (1)	53,164,638	53,164,638	41,546,295	41,546,295
Trading securities	412,813	412,813	315,607	315,607
Commercial mortgage loans	5,758,997	6,194,507	5,530,370	5,937,422
Policy loans (1)	4,374,211	4,374,211	855,099	855,099
Limited partnerships	1,219,515	1,219,515	1,086,546	1,086,546
Derivative instruments	2,512,658	2,512,658	2,605,468	2,605,468
GMIB reinsurance recoverable	416,528	416,528	451,274	451,274
Separate account assets	80,134,446	80,134,446	58,796,937	58,796,937

Liabilities
Other contract holder funds
Annuity reserves (2)	$39,422,770	$41,080,276	$36,569,559	$35,556,622
Reserves for guaranteed investment contracts	1,123,971	1,138,699	761,638	771,597
Trust instruments supported by funding agreements	1,341,408	1,372,165	1,663,204	1,709,966
Federal Home Loan Bank funding agreements	1,801,108	1,802,855	1,751,020	1,752,556
Funds held under reinsurance treaties	3,285,118	3,285,118	-	-
Debt	292,274	361,585	297,695	323,341
Derivative instruments	1,048,459	1,048,459	1,378,907	1,378,907
Separate account liabilities	80,134,446	80,134,446	58,796,937	58,796,937

(1) Includes items carried at fair value under the fair value option, for which there is a corresponding liability within funds held under reinsurance treaties.
(2) Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

Fair value measurements are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information.  Jackson utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.  All assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Most fixed maturity securities that are model priced using observable inputs are classified within Level 2.  Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

35

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk).  Limited partnership interests and those embedded derivative instruments that are valued using unobservable inputs are included in Level 3.  Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values.  Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy.  In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.  As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available.  The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate.  When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument.  At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments.  In such instances, there is generally no or limited observable market data for these assets and liabilities.  Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors.  These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed.  As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument.  In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on both a recurring and nonrecurring basis reported in the following tables.

Fixed Maturity and Trading Securities

The fair values for fixed maturity and trading securities are determined by management using information available from independent pricing services, broker-dealer quotes, or internally derived estimates.  Priority is given to publicly available prices from independent sources, when available.  Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally.  Typically inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most fixed maturities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above.  If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates.  Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models.  Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities.  Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral.  Actual prepayment experience may vary from these estimates.

36

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote.  These estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument to determine fair value.  For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices.  These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, are considered to be Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value.  This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.  Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes.  In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices.  As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2012 and 2011, an internally developed model was used to determine the fair value.  The pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs.  Based on the results of this evaluation, each price is classified into Level 1, 2, or 3.  Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Commercial Mortgage Loans

Fair values are determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans.  Certain loan characteristics considered significant in determining the spread may be based on internally developed estimates.  As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans

The Company believes the carrying value of policy loans approximates fair value.  Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value.  The funds provided are limited to the cash surrender value of the underlying policy.  The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy.  Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy.  Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

Freestanding Derivative Instruments

Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in other investment losses.  Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

37

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges.  Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, credit default swaps, total return swaps, put swaptions and equity index call and put options.  These derivative valuations are determined by third party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Limited Partnerships

Fair value for limited partnership interests, which are included in other invested assets, is determined using the proportion of Jackson’s investment in each fund (NAV equivalent) as a practical expedient for fair value.  No adjustments to these amounts were deemed necessary at December 31, 2012 or 2011.

The Company’s limited partnership investments are not redeemable and distributions received are the result of liquidation of the underlying assets of the partnerships.  The term of Jackson’s interest in the partnerships is generally ten years, but may be extended for a period of time under provisions within the partnership agreements, if applicable.  The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner.  It is not probable and there is no instance where Jackson contemplated selling a limited partnership interest for an amount different from its NAV equivalent.

Funds Held Under Reinsurance Treaties
The fair value of the funds held is equal to the fair value of the assets held as collateral, which primarily consist of policy loans and fixed maturities.

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits.  Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Separate Account Assets and Liabilities

Separate account assets are comprised of investments in mutual funds, which are categorized as Level 1 assets.  The value of separate account liabilities are set equal to the value of separate account assets.

Reserves for Future Policy Benefits and Claims Payable

Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities.  Fair values for deferred annuities, including index linked annuities, are determined using projected future cash flows discounted at current market interest rates.

Other Contract Holder Funds
Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

Fair values of the FHLBI funding agreements are based on present value of future cash flows discounted at current market interest rates.

Debt

Carrying value of the Company’s short-term debt is considered a reasonable estimate for fair value due to their short-term maturity.  Fair values of long-term debt are based on the present value of future cash flows discounted at current market interest rates.

38

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Certain Guaranteed Benefits

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits.  Certain benefits, primarily non-life contingent guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsured portion of the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value.  Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits.

Non-life contingent GMWBs and GMABs are recorded at fair value with changes in fair value recorded in other investment losses.  The fair value of the reserve is based on the expectations of future benefit payments and future fees associated with the benefits.  At the inception of the contract, the Company attributes to the derivative a portion of total fees collected from the contract holder, which is then held static in future valuations.  Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract.  In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions.  The difference between each of the two components represents the fair value of the embedded derivative.  Jackson discontinued offering the GMAB in 2011.

Jackson’s GMIB book is reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a freestanding derivative.  Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in other investment losses.  Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.  Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior.  Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates.  The more significant actuarial assumptions include benefit utilization by policyholders under varying conditions, persistency, mortality, and withdrawal rates.  Because of the dynamic and complex nature of these cash flows, best estimate assumptions, plus risk margins, and a stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates are used.

At each valuation date, the Company assumes expected returns based on LIBOR swap rates as of that date to determine the value of expected future cash flows produced in the stochastic process.  Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, at which point the projected volatility is held constant.  Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a AA corporate credit curve as an approximation of Jackson’s own credit risk.  Other risk margins, particularly for policyholder behavior, are also incorporated into the model through the use of best estimate assumptions, plus a risk margin.  Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment.  Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance.  However, the ultimate settlement amount of the liability, which is currently unknown, could likely be significantly different than this fair value.

39

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Financial Instruments Measured at Fair Value on a Recurring Basis
The following table summarizes the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

December 31, 2012	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
U.S. government securities	$5,487,682	$5,487,682	$-	$-
Other government securities	1,218,743	-	1,218,743	-
Corporate securities	37,393,530	-	37,350,791	42,739
Residential mortgage-backed	3,874,523	-	3,874,492	31
Commercial mortgage-backed	4,242,529	-	4,242,529	-
Other asset-backed securities	947,631	-	941,008	6,623
Trading securities	412,813	342,990	-	69,823
Policy loans	2,994,756	-	-	2,994,756
Limited partnerships	1,219,515	-	-	1,219,515
Derivative instruments	2,512,658	-	2,512,658	-
GMIB reinsurance recoverable	416,528	-	-	416,528
Separate account assets (1)	80,134,446	80,134,446	-	-
Total	$140,855,354	$85,965,118	$50,140,221	$4,750,015

Liabilities
Embedded derivative liabilities (2)	$2,185,380	$-	$964,387	$1,220,993
Derivative instruments	1,048,459	10,773	1,033,921	3,765
Funds held under reinsurance treaties	3,285,118	-	-	3,285,118
Separate account liabilities	80,134,446	80,134,446	-	-
Total	$86,653,403	$80,145,219	$1,998,308	$4,509,876

December 31, 2011	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
Government securities	$3,361,506	$3,360,159	$1,347	$-
Corporate securities	29,919,357	-	29,887,062	32,295
Residential mortgage-backed	3,988,907	-	3,988,907	-
Commercial mortgage-backed	3,329,434	-	3,329,434	-
Other asset-backed securities	947,091	11,249	925,782	10,060
Trading securities	315,607	255,716	-	59,891
Limited partnerships	1,086,546	-	-	1,086,546
Derivative instruments	2,605,468	-	2,603,534	1,934
GMIB reinsurance recoverable	451,274	-	-	451,274
Separate account assets (1)	58,796,937	58,796,937	-	-
Total	$104,802,127	$62,424,061	$40,736,066	$1,642,000

Liabilities
Embedded derivative liabilities (2)	$2,949,878	$-	$871,827	$2,078,051
Derivative instruments	1,378,907	114,368	1,264,539	-
Separate account liabilities	58,796,937	58,796,937	-	-
Total	$63,125,722	$58,911,305	$2,136,366	$2,078,051

(1)	The value of the separate account liabilities is set equal to the value of the separate account assets.

(2)	Includes the embedded derivative liabilities related to GMWB reserves and equity indexed annuities.

40

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source
The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in thousands).

December 31, 2012
Assets	Total	Internal	External
Fixed Maturities
Corporate securities	$42,739	$35,537	$7,202
Residential mortgage-backed	31	31	-
Other asset-backed securities	6,623	6,623	-
Trading securities	69,823	140	69,683
Policy loans	2,994,756	2,994,756	-
Limited partnerships	1,219,515	-	1,219,515
GMIB reinsurance recoverable	416,528	416,528	-
Total	$4,750,015	$3,453,615	$1,296,400

Liabilities
Embedded derivative liabilities (1)	$1,220,993	$1,220,993	$-
Derivative instruments	3,765	3,765	-
Funds held under reinsurance treaties	3,285,118	3,285,118
Total	$4,509,876	$4,509,876	$-

(1)	Includes the embedded derivative liabilities related to GMWB.

External pricing sources represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities
The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (in thousands):

	As of December 31, 2012
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Fixed maturities
Corporate securities	$35,537	Discounted cash flow	Discount rate	100-519 (408)	Decrease
Other asset-backed securities	6,623	Discounted cash flow	Discount rate	283-610 (513)	Decrease
Policy loans	2,994,756	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	416,528	Discounted cash flow	Policyholder behavior	See below	See below
Total	$3,453,444

Liabilities
Embedded derivative liabilities	$1,220,993	Discounted cash flow	Policyholder behavior	See below	See below
Derivative instruments	3,765	Adjusted broker bid	Financing cost spread	1.05%-4.41% (1.25%)	Increase
Funds held under reinsurance treaties	3,285,118	Carrying value of asset	N/A	N/A	N/A
Total	$4,509,876

41

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Sensitivity to Changes in Unobservable Inputs
The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the table above.

Internally-priced corporate securities classified in Level 3 include private debt securities for which no price comparatives or spread levels can be observed.  For these securities, a discounted cash flow model was used and the primary unobservable input is an internally-developed discount rate.  Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

Other asset-backed securities classified in Level 3 are fair valued using a discounted cash flow model.  Unobservable inputs include an internally developed discount rate.  Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

Residential mortgage-backed securities of $31 thousand and trading securities of $140 thousand are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy.  For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the table above.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts.  Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior.  The more significant actuarial assumptions include benefit utilization, persistency, and mortality.  In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the reinsurance recoverable; and an increase (decrease) in assumed mortality would decrease (increase) the fair value of the reinsurance recoverable.

Embedded derivative liabilities classified in Level 3 represent the fair value of GMWB and GMAB liabilities.  These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.   Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior.  The more significant actuarial assumptions include benefit utilization, persistency, and mortality.  In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the liabilities; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the liabilities; and an increase (decrease) in assumed mortality would decrease (increase) the fair value of the liabilities.

Derivative instruments consist of a total return swap based on a reference pool of syndicated bank loan investments.  Inputs to fair value include broker quotes for the underlying assets, earnings on the reference pool, and an estimate for the embedded financing cost, which is a significant and unobservable input.  Significant increases (decreases) in estimated comparable financing costs would result in a higher (lower) fair value measurement.

42

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The tables below provide rollforwards for 2012 and 2011 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement.  Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors.  The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities.  However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities.  Therefore, the impact of the derivative instruments reported in Level 3 below may vary significantly from the total income effect of the hedged instruments.  Additionally, the Company’s policy for determining and disclosing transfers between levels is to recognize transfers using beginning of period balances.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2012	Income	Income	Settlements	Level 3	2012
Assets
Fixed maturities
Corporate securities	$32,295	$1,655	$2,991	$31,100	$(25,302)	$42,739
Residential mortgage-backed	-	-	-	31	-	31
Other asset-backed securities	10,060	225	533	(4,195)	-	6,623
Trading securities	59,891	12,094	-	(2,162)	-	69,823
Policy loans (1)	2,951,560	(72,683)	-	115,879	-	2,994,756
Limited partnerships	1,086,546	135,528	-	(2,559)	-	1,219,515
Derivative instruments	1,934	(1,934)	-	-	-	-
GMIB reinsurance recoverable	451,274	(34,746)	-	-	-	416,528

Liabilities
Embedded derivative liabilities	$(2,078,051)	$857,058	$-	$-	$-	$(1,220,993)
Derivative instruments	-	(3,765)	-	-	-	(3,765)
Funds held under reinsurance treaties (1)	(3,295,994)	64,879	-	(54,003)	-	(3,285,118)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2011	Income	Income	Settlements	Level 3	2011
Assets
Fixed maturities
Corporate securities	$32,806	$1,275	$1,676	$(3,462)	$-	$32,295
Other asset-backed securities	74,813	(3,002)	3,920	(73,868)	8,197	10,060
Trading securities	211,935	15,934	-	(167,978)	-	59,891
Limited partnerships	865,761	84,328	-	136,457	-	1,086,546
Derivative instruments	-	1,934	-	-	-	1,934
GMIB reinsurance recoverable	127,534	323,740	-	-	-	451,274

Liabilities
Embedded derivative liabilities	$(313,534)	$(1,764,517)	$-	$-	$-	$(2,078,051)
Derivative instruments	(5,831)	5,831	-	-	-	-

(1)	Represents fair value at acquisition date for beginning balance.

43

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The components of the amounts included in purchases, sales, issuances and settlements for years ended December 31, 2012 and 2011 shown above are as follows (in thousands):

December 31, 2012	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Corporate securities	$35,745	$(4,645)	$-	$-	$31,100
Residential mortgage-backed	31	-	-	-	31
Other asset-backed securities	-	(4,195)	-	-	(4,195)
Trading securities	166	(2,328)	-	-	(2,162)
Limited partnerships	234,440	(236,999)	-	-	(2,559)
Policy loans	-	-	136,027	(20,148)	115,879
Total	$270,382	$(248,167)	$136,027	$(20,148)	$138,094

Liabilities
Funds held under reinsurance treaties	$-	$-	$(172,025)	$118,022	$(54,003)

December 31, 2011	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Corporate securities	$-	$(3,462)	$-	$-	$(3,462)
Other asset-backed securities	-	(73,868)	-	-	(73,868)
Trading securities	2,629	(170,607)	-	-	(167,978)
Limited partnerships	254,880	(118,423)	-	-	136,457
Total	$257,509	$(366,360)	$-	$-	$(108,851)

For the year ended December 31, 2012, Jackson transferred securities with an amortized cost and fair value of $25.3 million from Level 3 to Level 2 as a result of the Company being able to obtain pricing from an independent, third-party pricing service utilizing significant observable inputs.

For the year ended December 31, 2011, Jackson transferred securities with an amortized cost and fair value of $9.3 million and $8.2 million, respectively, into Level 3 from Level 2 as a result of third party pricing not being available.  There were no transfers between Level 1 and 2 of the fair value hierarchy in 2012 or 2011.

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2012 and 2011 was as follows (in thousands):

	2012	2011
Assets
Fixed maturities
Corporate securities	$4,646	$2,937
Other asset-backed securities	758	(3,865)
Trading securities	12,094	15,915
Limited partnerships	135,946	84,478
Derivative instruments	(1,934)	1,934
GMIB reinsurance recoverable	(34,746)	323,740

Liabilities
Embedded derivative liabilities	$857,058	$(1,764,517)
Derivative instruments	(3,765)	5,831
Funds held under reinsurance treaties	6,342	-

44

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Nonrecurring Fair Value Measurements
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in thousands).

		December 31, 2012		December 31, 2011
	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Cash and cash equivalents	Level 1	$1,150,420	$1,150,420	$656,253	$656,253
Commercial mortgage loans	Level 3	5,758,997	6,194,507	5,530,370	5,937,422
Policy loans	Level 3	1,379,455	1,379,455	855,099	855,099

Liabilities
Other contract holder funds
Annuity reserves (1)	Level 3	$37,237,390	$38,894,896	$33,619,681	$32,606,744
Reserves for guaranteed investment contracts	Level 3	1,123,971	1,138,699	761,638	771,597
Trust instruments supported by funding	Level 3	1,341,408	1,372,165	1,663,204	1,709,966
Federal Home Loan Bank funding agreements	Level 3	1,801,108	1,802,855	1,751,020	1,752,556
Debt	Level 3	292,274	361,585	297,695	323,341

(1)	Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

Fair Value Option

As described in Note 2, in connection with the acquisition of REALIC, the Company elected the fair value option for certain assets, which are held as collateral for reinsurance.  Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option.  The value of the funds held liability is equal to the fair value of the assets held as collateral.  The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statement. Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s consolidated financial statements.

7.	Deferred Policy Acquisition Costs and Deferred Sales Inducement Costs

The balances of and changes in deferred policy acquisition costs, as of and for the years ended December 31 were as follows (in thousands):

	2012	2011	2010
Balance, beginning of year	$4,395,174	$4,170,644	$3,746,711
Deferrals of acquisition costs	1,105,124	1,002,864	938,131
Amortization related to:
Operations	(443,296)	(622,469)	(293,483)
Derivatives	147,992	225,568	345,556
Net realized (gains) losses	(3,594)	(12,304)	4,621
Total amortization	(298,898)	(409,205)	56,694
Unrealized investment gains	(378,813)	(373,792)	(577,924)
Other	-	4,663	7,031
Balance, end of year	$4,822,587	$4,395,174	$4,170,643

45

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The balances of and changes in deferred sales inducement costs, which are reported in other assets, as of and for the years ended December 31 were as follows (in thousands):

	2012	2011	2010
Balance, beginning of year	$602,486	$451,096	$476,749
Deferrals of sales inducements	171,393	183,517	144,037
Amortization related to:
Operations	(131,317)	(149,261)	(110,854)
Derivatives	(12,796)	183,744	34,373
Net realized (gains) losses	(665)	(1,241)	897
Total amortization	(144,778)	33,242	(75,584)
Unrealized investment gains	(68,960)	(65,369)	(94,106)
Balance, end of year	$560,141	$602,486	$451,096

8.	Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability.  The Company reinsures certain of its risks to other reinsurers under a yearly renewable term, coinsurance, or modified coinsurance basis.  The Company monitors the financial strength rating of reinsurers on a monthly basis.

The Company previously acquired certain lines of business that are wholly ceded to non-affiliates.  These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Jackson’s GMIBs are reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative.  Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s consolidated balance sheets, with changes in fair value recorded in other investment losses.

As a pre-closing condition to the acquisition described in Note 3, and after receipt of all required regulatory approvals, REALIC entered into three retro treaties with SRZ.  Pursuant to these retro treaties, REALIC ceded to SRZ on a 100% coinsurance basis certain blocks of business written or assumed by REALIC.  These blocks of business include the disability income and accident and health business written or assumed by REALIC, a mix of life and annuity insurance business written or assumed by REALIC, and the corporate owned life insurance business assumed by REALIC.  The effective date of the three retrocession agreements was July 1, 2012.

Pursuant to the retro treaties, the Company holds certain assets, primarily in the form of policy loans and fixed maturities, as collateral for the reinsurance recoverable.  Accordingly, the Company established a corresponding funds held under reinsurance treaties liability.  At December 31, 2012, this funds held liability was $3.3 billion.

46

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The effect of reinsurance on premiums was as follows (in thousands):

	Years Ended December 31,
	2012	2011	2010
Direct premiums:
Life	$411,112	$257,015	$273,247
Accident and health	28,989	3,020	9,058
Plus reinsurance assumed:
Life	28,233	12,728	13,736
Accident and health	4,765	860	1,122
Less reinsurance ceded:
Life	(243,470)	(109,407)	(123,621)
Accident and health	(33,754)	(3,880)	(10,180)
Annuity guaranteed benefits	(19,605)	(20,526)	(20,641)
Total net premiums	$176,270	$139,810	$142,721

The effect of reinsurance on benefits was as follows (in thousands):

	Years Ended December 31,
	2012	2011	2010
Direct benefits
Life	$939,727	$668,546	$594,368
Accident and health	55,005	1,598	5,220
Annuity guaranteed benefits	86,651	73,756	92,382
Plus reinsurance assumed:
Life	118,284	27,317	27,934
Accident and health	11,941	468	560
Less reinsurance ceded:
Life	(292,834)	(118,408)	(121,595)
Accident and health	(66,946)	(2,066)	(5,780)
Deferral of contract enhancements	(157,931)	(172,389)	(125,336)
Change in reserves, net of reinsurance	(79,683)	106,474	68,972
Total benefits	$614,214	$585,296	$536,725

Components of the Company’s reinsurance recoverable as of December 31 were as follows (in thousands):

		December 31,
	2012		2011
Reserves:
Life	$7,144,675		$893,963
Accident and health	896,942		5,764
Guaranteed minimum income benefits	416,528		451,274
Other annuity benefits	306,404		23,129
Claims liability	1,078,281		33,411
Other	34,078		2,147
Total	$9,876,908		$1,409,688

47

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Included in the reinsurance recoverable were reserves ceded to Brooke Life of $44.5 million and $46.2 million at December 31, 2012 and 2011, respectively.  The largest amount ceded to any reinsurer at December 31, 2012 totaled $7.0 billion, which was primarily related to the retro treaties.

The following table sets forth the Company’s net life insurance in-force (in millions):

	December 31,
	2012	2011
Direct life insurance in-force	$285,991	$88,014
Amounts assumed from other companies	26,619	1,334
Amounts ceded to other companies	(171,667)	(47,059)
Net life insurance in-force	$140,943	$42,289

9.	Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds

The following table sets forth the Company’s reserves for future policy benefits and claims payable balances as of December 31 (in thousands):

	2012	2011
Traditional life	$13,299,494	$1,863,584
Guarantee benefits	2,604,567	2,756,329
Claims payable	1,728,784	418,552
Other	345,403	40,323
Total	$17,978,248	$5,078,788

For traditional life insurance contracts, which include term and whole life, reserves are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, persistency and expenses, plus provisions for adverse deviation.  The acquisition of REALIC increased the Company’s traditional life reserves at December 31, 2012 by $12.1 billion.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

The following table sets forth the Company’s liabilities for other contract holder funds balances as of December 31 (in thousands):

	2012	2011
Interest-sensitive life	$9,705,271	$5,094,839
Variable annuity fixed option	6,996,151	6,652,194
Fixed annuity	20,352,342	19,141,851
Fixed index annuity	11,507,614	9,879,350
GICs, funding agreements and FHLB advances	4,266,250	4,175,862
Total	$52,827,628	$44,944,096

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to the REALIC acquired business.  The liability for fixed index annuities is based on two components, 1) the imputed value of the underlying guaranteed host contract, and 2) the fair value of the embedded option component of the contract.  For fixed annuities and other investment contracts, as detailed in the above table, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to the REALIC acquired business.  At December 31, 2012, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0%, with a 4.67% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5% and a 2.53% average guaranteed rate.

48

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Upon acquisition of REALIC, the Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate.  This adjustment was recorded in reserves for future policy benefits and claims payable.  This component of the acquired reserve will be reassessed at the end of each period, taking into account changes in the inforce block and the relationship between guaranteed rates and market crediting rates.  Any resulting change in the reserve will be recorded as a change in reserve through the consolidated income statement.

The change in the fair value adjustments noted above have been included in the Company’s income statement as a change in reserve.

At December 31, 2012 and 2011, approximately 88% and 83%, respectively, of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates.  The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates at December 31 (in millions):

	2012

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1.0%	$904.6	$1,118.1	$2,094.9	$4,117.6
>1.0% - 2.0%	3,113.1	6,926.3	3,522.1	13,561.5
>2.0% - 3.0%	9,758.5	3,463.2	1,379.2	14,600.9
>3.0% - 4.0%	2,008.2	-	-	2,008.2
>4.0% - 5.0%	2,467.6	-	-	2,467.6
>5.0% - 5.5%	340.3	-	-	340.3
Total	$18,592.3	$11,507.6	$6,996.2	$37,096.1

	2011

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1.0%	$302.4	$1,339.0	$1,448.1	$3,089.5
>1.0% - 2.0%	3,424.6	5,664.2	3,794.8	12,883.6
>2.0% - 3.0%	9,942.9	2,876.2	1,409.3	14,228.4
>3.0% - 4.0%	1,307.0	-	-	1,307.0
>4.0% - 5.0%	2,214.1	-	-	2,214.1
>5.0% - 5.5%	260.1	-	-	260.1
Total	$17,451.1	$9,879.4	$6,652.2	$33,982.7

At December 31, 2012 and 2011, approximately 83% and 91%, respectively, of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates.  The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates at December 31 (in millions):

Minimum Guaranteed Interest	Account Value - Interest Sensitive Life
Rate	2012	2011
>2.0% - 3.0%	$298.1	$202.4
>3.0% - 4.0%	3,479.5	1,779.6
>4.0% - 5.0%	3,407.8	1,066.3
>5.0% - 5.5%	2,519.9	2,046.5
Total	$9,705.3	$5,094.8

49

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The Company has established a European Medium Term Note program, with up to $7 billion in aggregate principal amount outstanding at any one time.  Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited by the Company and secured by the issuance of funding agreements.  Carrying values totaled $0.6 billion and $0.7 billion at December 31, 2012 and 2011, respectively.

The Company has established a $10.8 billion aggregate Global Medium Term Note program.  Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements.  The carrying values at December 31, 2012 and 2011 totaled $0.8 billion and $1.0 billion, respectively.

Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps.  The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date.  Foreign currency translation gains and losses are included in other investment losses.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities.  Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.  At December 31, 2012 and 2011, the Company held $115.1 million and $107.0 million, respectively, of FHLBI capital stock, supporting $1.8 billion in funding agreements, short-term and long-term borrowing capacity in both years.

10.	Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death (GMDB), annuitization (GMIB), at specified dates during the accumulation period (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities.  Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income.  Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the consolidated income statement with the exception of changes in embedded derivatives, which are included in other investment losses.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

50

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

At December 31, 2012 and 2011, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

					Average
				Weighted	Period
			Net	Average	until
December 31, 2012	Minimum	Account	Amount	Attained	Expected
	Return	Value	at Risk	Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$66,587.5	$2,988.8	64.4 years
GMWB - Premium only	0%	3,597.7	147.5
GMWB	0-5%*	5,460.9	142.6
GMAB - Premium only	0%	86.2	0.8
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		7,401.8	527.4	64.0 years
GMWB - Highest anniversary only		3,055.3	398.1
GMWB		1,132.8	222.9
Combination net deposits plus minimum return, highestspecified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	4,397.6	565.0	66.4 years
GMIB	0-6%	2,581.6	762.4		3.3 years
GMWB	0-8%*	50,662.2	3,117.2

					Average
				Weighted	Period
			Net	Average	until
December 31, 2011	Minimum	Account	Amount	Attained	Expected
	Return	Value	at Risk	Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$49,063.8	$4,528.9	64.2 years
GMWB - Premium only	0%	3,613.5	303.2
GMWB	0-5%*	4,012.6	904.8
GMAB - Premium only	0%	83.3	3.0

Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		6,218.9	1,053.7	63.7 years
GMWB - Highest anniversary only		2,883.3	657.6
GMWB		1,143.0	336.7
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	3,260.8	744.7	66.1 years
GMIB	0-6%	2,582.0	893.7		4.2 years
GMWB	0-8%*	34,037.8	3,517.2

* Ranges shown based on simple interest.  The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period.

51

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits.  The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below).  For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2012	2011
Equity	$61,834.5	$44,916.8
Bond	9,221.0	6,606.6
Balanced	7,478.2	5,976.5
Money market	1,244.6	1,052.8
Total	$79,778.3	$58,552.7

GMDB liabilities reflected in the general account were as follows (in millions):

	2012	2011	2010
Balance at January 1	$466.6	$342.0	$308.7
Incurred guaranteed benefits	100.2	198.4	125.7
Paid guaranteed benefits	(86.7)	(73.8)	(92.4)
Balance at December 31	$480.1	$466.6	$342.0

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2012 and 2011 (except where otherwise noted):
1)	Use of a series of deterministic investment performance scenarios, based on historical average market volatility.
2)	Mean investment performance assumption of 8.4% after investment management fees, but before investment advisory fees and mortality and expense charges.
3)	Mortality equal to 78.0% to 100% of the Annuity 2000 table.
4)	Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.50% to 40.0%, with an average of 4.0% during the surrender charge period and 10.0% thereafter.
5)	Discount rate of 8.4%.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, with the change in fair value reported in net income.  The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 6.  The fair valued GMWB reserve totaled $1,219.0 million and $2,074.8 million at December 31, 2012 and 2011, respectively, and was reported in reserves for future policy benefits and claims payable.

Jackson has also issued certain GMWB products that guarantee payments over a lifetime.  Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated similar to the GMDB liability with the sole exception that the reserve calculation uses a series of stochastic investment performance scenarios.  At December 31, 2012 and 2011, these GMWB reserves totaled $21.2 million and $14.7 million, respectively, and were reported in reserves for future policy benefits and claims payable.

52

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

GMAB benefits were offered on some variable annuity plans.  However, the Company no longer offers these benefits. At December 31, 2012 and 2011, the liability was $2.0 million and $3.2 million, respectively.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.  The assumptions used for calculating the direct GMIB liability at December 31, 2012 and 2011 are consistent with those used for calculating the GMDB liability.  At December 31, 2012 and 2011, GMIB reserves before reinsurance totaled $16.3 million and $16.0 million, respectively.

Other Liabilities – Insurance and Annuitization Benefits

The Company has established additional reserves for life insurance business for universal life (“UL”) plans with secondary guarantees, interest-sensitive life (“ISWL”) plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.  At December 31, 2012, this includes reserves for similar benefits on REALIC UL business acquired during the year.  The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations.  A liability is established to cover future annuitization benefits in excess of surrender values.  The total liability for this block is the surrender value, plus the annuitization reserve.

Liabilities for these benefits have been established according to the methodologies described below:

	December 31, 2012			December 31, 2011
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
UL insurance benefit *	$785.6	$31,610.5	58.1 years	$105.1	$6,125.9	55.9 years
Two-tier annuitization	3.5	26.8	65.2 years	6.0	31.9	64.7 years
ISWL account balance adjustment	78.9	n/a	n/a	73.0	n/a	n/a

* Amounts for the UL benefits are for the total of the plans containing any policies having projected non-zero excess benefits, and thus may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2012 and 2011:

1)	Use of a series of deterministic premium persistency scenarios.
2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)	Discount rates equal to the credited interest rates, approximately 4% to 5.5% projected.

The following assumptions and methodology were used to determine the two-tier annuitization benefit liability at December 31, 2012 and 2011:
1)	Use of a series of deterministic scenarios, varying by surrender rate and annuitization rate.
2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)	Discount rates are equal to credited interest rates, approximately 3% to 4%.

53

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

11.	Debt

The aggregate carrying value of borrowings was as follows (in thousands):

	2012	2011
Surplus notes	$249,377	$249,354
Mortgage loans	30,397	30,841
VIE related borrowings	2,500	2,500
FHLBI mortgage loan	10,000	15,000
Total	$292,274	$297,695

Due in less than 1 year	$-
Due in more than 1 to 5 years	42,897
Due after 5 years	249,377
Total	$292,274

Surplus notes

On March 15, 1997, the Company issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027.  These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity.

Under Michigan Insurance Law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds.  Payments of interest or principal may only be made with the prior approval of the Commissioner of Insurance of the state of Michigan and only out of surplus earnings which the Commissioner determines to be available for such payments under Michigan Insurance Law.  Interest is payable semi-annually on March 15th and September 15th of each year.  Interest expense on the notes was $20.4 million in 2012, 2011, and 2010.

Mortgage loans

At December 31, 2012 and 2011, certain consolidated real estate VIEs had outstanding mortgage loans with a weighted average interest rate of 4.4%, with maturities through 2016.  Interest expense totaled $1.4 million, $1.4 million, and $2.1 million in 2012, 2011, and 2010, respectively.

VIE related borrowings

Certain of the Company’s VIEs have “equity” classes issued in the form of non-investment grade debt.  Accordingly, these equity classes are classified as notes payable rather than minority interest in the consolidated balance sheets.  These notes accrue contingent interest expense in addition to the stated coupon.  At December 31, 2011, there was a single equity class outstanding that matures in 2016.  The outstanding principal amount accrued interest at a weighted average interest rate of 5.3% and 9.4% at December 31, 2012 and 2011, respectively.  Interest expense on the notes in 2012, 2011, and 2010 totaled $0.1 million, $0.2 million, and $8.8 million, respectively.

Additionally, certain of the Company’s consolidated VIEs issued debt to external parties, which was redeemed in 2011.  While outstanding, the principal amount accrued interest at a weighted average interest rate of 0.8% in 2011.  Interest expense on the notes totaled $0.2 million and $2.6 million in 2011 and 2010, respectively, which were the only years these VIEs were consolidated in Jackson’s consolidated financial statements.

54

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Federal Home Loan Bank Mortgage Loan

In 2010, the Company received a mortgage loan from the FHLBI, under its community investment program.  The loan accrues interest at 1.04% and the outstanding balance was $10.0 million and $15.0 million at December 31, 2012 and 2011, respectively.  Interest expense totaled $0.1 million and $0.2 million during 2012 and 2011, respectively.  At December 31, 2012, the mortgage loan was collateralized by real estate with a carrying value of $20.2 million.

12.	Federal Home Loan Bank Advances

The Company entered into a short-term advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates.  There were no advances outstanding at December 31, 2012.  Advances of $150.0 million at an interest rate of 0.14% were outstanding at December 31, 2011.  The Company paid interest of $0.3 million in 2012.  The Company did not pay interest during 2011 since advances were only drawn in December.  Advances were collateralized by CMBS and other structured securities with a carrying value of $165.7 million at December 31, 2011.

13.	Income Taxes

The components of the provision for federal, state and local income taxes were as follows (in thousands):

	Years Ended December 31,
	2012	2011	2010
Current tax expense (benefit)	$302,110	$58,481	$(179,053)
Deferred tax expense	53,323	153,591	260,445
Federal income tax expense	$355,433	$212,072	$81,392

The federal income tax provisions differ from the amounts determined by multiplying pre-tax income attributable to Jackson by the statutory federal income tax rate of 35% for 2012, 2011 and 2010 as follows (in thousands):

	Years Ended December 31,
	2012	2011	2010
Income taxes at statutory rate	$452,615	$276,431	$143,513
Dividends received deduction	(107,412)	(59,136)	(56,390)
Other	10,230	(5,223)	(5,731)
Federal income tax expense	$355,433	$212,072	$81,392

Effective tax rate	27.5%	26.9%	19.8%

Federal income taxes paid (recovered) were $241.2 million, $170.0 million, and $(517.8) million in 2012, 2011, and 2010, respectively.  The 2010 tax recovery included $287.7 million due to Internal Revenue Service (“IRS”) guidance issued in March 2010 related to the adoption of new statutory reserving requirements for variable annuities in 2009 issued by the National Association of Insurance Commissioners (“NAIC”).  This new tax guidance required that the tax reserve decrease recognized upon implementation of the transition to the new reserving methodology be amortized over 10 years.  Approximately $822.1 million of the additional tax reserve deduction was available to carryback and offset the prior year’s taxable income.  For GAAP, this guidance resulted in a current tax recoverable, offset by a decrease in a deferred tax asset, with no impact on total tax expense.

55

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2012	2011
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$3,120,346	$1,846,024
Other-than-temporary impairments and other investment items	76,647	122,244
Deferred compensation	48,067	42,690
Other, net	127,976	66,473
Total gross deferred tax asset	3,373,036	2,077,431

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(1,465,119)	(1,511,911)
Other investment items	(315,416)	(246,482)
Other assets	(20,799)	(22,314)
Net unrealized gains on available for sale securities	(2,063,272)	(1,001,325)
Total gross deferred tax liability	(3,864,606)	(2,782,032)

Net deferred tax liability	$(491,570)	$(704,601)

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable.  Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.  Although realization is not assured, management believes as of December 31, 2012, it is more likely than not that the deferred tax assets, will be realized.  At December 31 2012 and 2011, the Company did not have a valuation allowance.

At December 31, 2012, the Company had a federal tax ordinary loss carryforward of $153.7 million which expires in 2026, that was attributable to the Company’s acquisition of REALIC.  Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards.  The Section 382 limitation is an annual limitation on the amount of pre-acquisition NOLs that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition. The annual limitation, subject to potential purchase price adjustments, is approximately $20.0 million.

56

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

In August 2007, the IRS issued Revenue Ruling 2007-54 that would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (“DRD”) on separate account assets held in connection with variable annuity and life contracts, but that ruling was suspended by Revenue Ruling 2007-61.  Revenue Ruling 2007-61 also announced the Treasury Department’s and the IRS’s intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable contracts.  Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations.  Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, there is no assurance that the change will not be retrospectively applied.  As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives.  In January 2010, Jackson received a formal Notice of Assessment from the IRS disallowing the separate account DRD for 2003, 2005 and 2006.  Jackson did not agree with the assessment and filed a protest with the Appellate Division of the IRS.  In February 2013, the IRS fully conceded the separate account DRD issue in favor of the Company after obtaining approval from the Joint Committee on Taxation.

In February 2012, Brooke Life received a Notice of Proposed Adjustment from the IRS, regarding an assessment related to its tax treatment of interest expense on intercompany debt in 2007 and 2008.  Due to the intercompany tax sharing agreement, the effect of an adjustment, if any, would impact Jackson’s total stockholder’s equity.  The total aggregate exposure to the Company’s stockholder’s equity is approximately $160.0 million.  Brooke Life does not agree with the assessment, believes its current position is sustainable and filed a protest with the Appellate Division of the IRS.  In February 2013, the IRS fully conceded the debt/equity issue for years under examination in favor of the Company, subject to approval by the Joint Committee on Taxation.

During 2011, Jackson established a reserve for an unrecognized tax benefit as required for income tax uncertainties.  The following table summarizes the changes in the Company’s unrecognized tax benefits, for the years ended December 31, 2012 and 2011 (in thousands).

	2012	2011
Unrecognized tax benefit, beginning of year	$45,065	$-
Additions for tax positions identified	-	45,065
Reduction of tax positions of closed prior years	-	-
Reduction of reserve (1)	(45,065)	-
Unrecognized tax benefit, end of year	$-	$45,065

(1)	Elimination of reserve due to issuance of new IRS guidance

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward.  The total amount of unrecognized benefits represent tax positions for which there is uncertainty about the timing of certain deductions.  The timing of such deductions would not affect the annual effective tax rate, excluding the impact of interest and penalties.

Interest totaling $10.4 million related to these unrecognized tax benefits has been included in income tax expense in the consolidated income statement for 2011.  The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2012, 2011, or 2010.

Based on information available as of December 31, 2012, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

57

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

14.	Commitments, Contingencies and Guarantees

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business.  It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company’s financial condition.  Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including a modal premium case and allegations of misconduct in the sale of insurance products.  The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable.  At December 31, 2012 and 2011, Jackson recorded accruals totaling $32.9 million and $19.9 million, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies.  These guaranty funds are financed by assessing solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations.  Based on data received, the Company’s reserve for future state guaranty fund assessments was $43.1 million and $26.6 million at the end of 2012 and 2011, respectively.  Related premium tax offsets were $19.7 million and $15.3 million at December 31, 2012 and 2011, respectively.  While Jackson cannot predict the amount and timing of any future assessments, the Company believes the reserve is adequate for all anticipated payments for known insolvencies.

At December 31, 2012, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $528.2 million.  At December 31, 2012, unfunded fixed-rate commercial mortgage loan commitments totaled $140.1 million.

The Company has received regulatory inquiries on an industry-wide matter relating to claims settlement practices and compliance with unclaimed property laws.  Concurrently, some regulators and state legislatures have required and others are considering proposals that would require life insurance companies to take additional steps to identify unreported deceased policy and contract holders.  Additionally, numerous states are contracting with independent firms to perform specific unclaimed property audits or targeted market conduct examinations covering claims settlement practices and procedures for escheating unclaimed property.  One such firm has been contracted by treasury departments of 26 states to perform an examination of the Company’s practices for handling unclaimed property.  Any regulatory audits, related examination activity and internal reviews may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in the Company’s procedures for the identification of unreported claims and handling of escheatable property.

In 2011, the Company initiated a project to compare its entire policy master file to vendors’ databases of known deaths and accrued a $25.0 million provision for potential claims at December 31, 2011.  In 2012, the Company incurred losses of $28.0 million, net of policy reserves released upon death, as a result of the project.  At December 31, 2012, based on its current analysis, the Company has accrued $28.0 million for estimated remaining claims that have not yet been positively identified.

The Company has two separate service agreements with third party administrators to provide policyholder administrative services.  These agreements, subject to certain termination provisions, have ten-year periods and expire in 2019 and 2020.

58

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051.  Certain leases include escalating lease rates, lease abatements and other incentives and, as a result, at December 31, 2012, Jackson recorded a liability of $12.1 million for future lease payments.  Lease expense was $28.1 million, $25.2 million, and $22.3 million in 2012, 2011, and 2010, respectively.  At December 31, 2012, future minimum payments under these noncancellable operating leases were as follows (in thousands):

2013	$19,779
2014	17,984
2015	14,360
2016	11,939
2017	6,940
Thereafter	13,881
Total	$84,883

15.	Share-Based Compensation

Certain officers participate in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADR’s”) that are tradable on the New York Stock Exchange and are described below.

The Group Performance Share Plan (“GPSP”) is a Prudential incentive plan in which all executive directors of Prudential and other senior executives can participate.  Awards are granted in the form of a nil cost option with a vesting period of three years.  The performance measure for the awards is that Prudential’s Total Shareholder Return (“TSR”) outperforms an index comprised of peer companies over a three-year period.  Vesting of the awards between each performance period is on a straight line sliding scale basis ranging from 0% (less than the peer index TSR return) to 100% (more than 120% of the peer index TSR return).  Participants are entitled to the value of reinvested dividends that would have accrued on the shares that vest.

The Business Unit Performance Plan (“BUPP”) is a Prudential incentive plan created to provide a common framework under which awards would be made to Chief Executive Officers (“CEO”) of Prudential’s business units.  Awards under this nil cost plan for Jackson’s CEO are based on compound annual growth in Jackson Shareholder Capital Value on a European Embedded Value (“EEV”) basis with performance measured over three years. Awards granted in 2009 and later are settled in ADR’s after vesting.  Participants are entitled to receive the value of reinvested dividends over the performance period for those shares/ADR’s that vest.  The compound annual growth parameters for the awards are based on factors relevant to the U.S. business and vesting between each performance point is on a straight line sliding scale basis ranging from 0% (less than 8% growth) to 100% (more than 12% growth).

In 2011, the Company granted one-off type retention awards to certain key senior executives within Jackson.  These awards were subject to the prior approval of the Jackson Remuneration Committee and are nil cost options with a contingent right to receive Prudential ADR’s.  The awards are contingent upon continued employment of the recipient through the award vesting date.  There are no performance measurements with these awards.

In 2012, the Company classifies all the above plans as equity settled plans and, thereby, reflects the net reserve related to the compensation expense and the value of the shares distributed under this plan within the statement of equity.  Prior periods have been reclassified to conform to this presentation.  At December 31, 2012 and 2011, the Company had $12.9 million and $8.0 million, respectively, reserved for future payments under these plans.

The Company also has a performance-related share award plan which, subject to the prior approval of the Jackson Remuneration Committee, may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADR’s, or a conditional allocation of Prudential ADR’s.  These share awards are based on the compound annual EEV imputed growth in shareholder value of the U.S. business, have vesting periods of four years and are at nil cost to the employee.  Share awards vest between 0% (less than 8% growth) and 150% (more than 17.5% growth) of the grant amounts dependent on the compound annual growth rate attained over the performance period.  Award holders do not have any right to dividends or voting rights attached to the ADR’s granted during the performance period.

59

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The Company classifies this plan as a liability settled plan and, thereby, reflects the accrued compensation expense and the value of the shares distributed under this plan within other liabilities.  At December 31, 2012 and 2011, the Company had $23.9 million and $15.6 million, respectively, accrued for future payments under this plan.

The Company either acquires shares/ADR’s or reimburses Prudential for the costs of any shares/ADR’s that were distributed to participants in the above plans, or are to be distributed in the future. The shares/ADR’s acquired for all the share-award plans are held at cost in a trust account for future distributions.  The Company reflects the costs of shares/ADR’s held within the statement of equity as shares held in trust.  At December 31, 2012 and 2011, the Company had $25.1 million and $16.8 million of shares/ADR’s held at cost in the trust, respectively.

The Company recognizes share-based compensation expense associated with the equity settled plans based on the grant-date award fair value as determined using either the Black-Scholes model or the Monte Carlo model ratably over the requisite service period of each individual grant, which generally equals the vesting period. For the liability settled share award plans, compensation expense is recognized based on the change in fair value of the award at the end of each reporting period due to the plans cash settlement alternatives.

Total expense related to these share-based performance related compensation plans was as follows (in millions):

	For the Years Ended December 31,
	2012	2011	2010
Group Performance Share Plan	$8.0	$2.3	$1.5
Business Unit Performance Plan	7.2	3.7	-
Retention Share Plan	2.0	1.5	-
Jackson performance plan	15.8	4.3	10.7
Total compensation expense related to incentive plans	$33.0	$11.8	$12.2

Income tax benefit	$11.5	$4.1	$4.3

The total unrecognized compensation expense related to all share-based plans at December 31, 2012 was $12.9 million with a weighted average remaining period of 1.32 years.

The weighted average share/ADR fair values of share-based awards granted by plan during 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Weighted Average Fair Value:
Group Performance Share Plan	$12.11	$12.84	$8.33
Business Unit Performance Plan	$20.89	$21.89	$15.48
Jackson performance plan	$24.24	$23.27	$15.97

60

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The weighted average fair value for the Company’s performance awards represents the average Prudential ADR price for the thirty days following Prudential’s unaudited annual earnings release date.  The fair value amounts relating to the equity settled plans were determined using either the Black-Scholes or Monte Carlo option-pricing models. These models are used to calculate fair values for options and awards at the grant date based on the quoted market price of the stock at the measurement date, the dividend yield, expected volatility, risk-free interest rates and expected term. The following assumptions were used in 2012, 2011 and 2010 in determining the GPSP fair value:

	2012	2011	2010
Dividend yield	3.63%	3.33%	3.43%

Expected volatility	32.80%	28.80%	43.00%

Risk-free interest rate	0.30%	1.33%	1.78%

Expected life	3 years	3 years	3 years

Weighted average share price	$12.11	$12.84	$8.33

The expected volatility is measured as the standard deviation of expected share price returns based on statistical analysis of daily share prices over a period up to the grant date equal to the expected life of the options. Risk-free interest rates are United Kingdom gilt rates with projections for three-year terms to match corresponding vesting periods.  Dividend yield is determined as the average yield over the year of the grant and expected dividends are not incorporated into the measurement of fair value.  For the GPSP, volatility and correlation between Prudential and an index constructed from a simple average of the Total Shareholder Return growth of ten companies is required. For the grants in 2012, an average index volatility and correlation of 32 percent and 76 percent, respectively, were used. Changes to the subjective input assumptions could materially affect the fair value estimate.

At December 31, 2012 and 2011, there were no outstanding non-vested Prudential shares granted.

Outstanding non-vested Prudential ADR’s granted were as follows:

	GPSP		BUPP		Performance Award Plan
	ADR’s	Weighted Average Grant Date Fair Value	ADR’s	Weighted Average Grant Date Fair Value	ADR’s	Weighted Average Grant Date Fair Value
At December 31, 2010	385,459	$9.40	385,459	$14.80	1,228,400	$17.07
Granted	98,824	12.84	98,824	21.89	166,704	23.27
Exercised	-		-		206,000	26.34
Lapsed/Forfeited	-		-		203,745	15.46
At December 31, 2011	484,283	10.10	484,283	16.25	985,359	16.51

Granted	99,628	12.11	99,628	20.89	162,121	24.24
Exercised	234,238		219,598	14.35	220,710	22.73
Lapsed/Forfeited	-		14,640	14.35	77,753	18.49
At December 31, 2012	349,673	$10.68	349,673	$18.83	849,017	$16.19

At December 31, 2012, there were 333,676 non-vested Prudential ADR grants related to the one-off retention award plan, with a weighted average grant date price of $19.45.

61

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

16.	Statutory Accounting Capital and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.  Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Under Michigan Insurance Law, while Jackson must provide notification to the Michigan Commissioner prior to payment of any dividend, ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus).  At December 31, 2012, the adjusted earned surplus of the Company was $1,100.7 million.  Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year-end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any realized investment gains, for the twelve month period ended on the preceding December 31.  The Commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend.  The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2013, is estimated to be $826.9 million, subject to the availability of adjusted earned surplus as of the dividend date.

The Company received capital contributions from its parent of $36.0 million, $19.4 million, and $150.1 million in 2012, 2011, and 2010, respectively.  The capital contributions included $36.0 million, $19.4 million, and $20.1 million in 2012, 2011, and 2010, respectively, from Brooke Life’s forgiveness of intercompany tax liabilities.  Dividend payments from the Company to its parent were $400.0 million, $530.0 million, and $275.0 million in 2012, 2011, and 2010, respectively.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.3 billion and $3.6 billion at December 31, 2012 and 2011, respectively.  Statutory net income (loss) of the Company, as reported in its Annual Statement, was $847.2 million, $(453.2) million, and $769.6 million in 2012, 2011, and 2010, respectively.

The Commissioner has granted Jackson a permitted practice that allows Jackson to carry interest rate swaps at book value, as if the requirements for statutory hedge accounting were in place, instead of at fair value as would have been otherwise required.  Jackson is required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code.  This permitted practice expires on October 1, 2013.  At December 31, 2012 and 2011, the effect of the permitted practice decreased statutory surplus by $580.5 million and $474.4 million, net of tax, respectively.  The permitted practice had no impact on statutory net income.

Under Michigan Insurance Law, VOBA is reported as an admitted asset if certain criteria are met. In relation to the acquisition of REALIC and pursuant to Michigan Insurance Law at December 31, 2012, the Company reported approximately $470.1 million of statutory basis VOBA, which is fully admissible.  Accordingly, the acquisition had no impact on the Company’s statutory basis capital and surplus at the acquisition date.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies.  Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital, calculated in a manner prescribed by the NAIC (“TAC”) to its authorized control level RBC, calculated in a manner prescribed by the NAIC (“ACL RBC”).  Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“Company action level RBC”). At December 31, 2012 and 2011, the Company’s TAC was more than 400% of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies.  A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments.  In 2012 and 2011, there were no significant exceptions with any ratios.

62

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

17.	Other Related Party Transactions

The Company’s investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor, and PPM Finance, Inc. (collectively, “PPM”).  PPM is ultimately a wholly owned subsidiary of Prudential.  The Company paid $38.7 million, $36.6 million, and $37.2 million to PPM for investment advisory services during 2012, 2011, and 2010, respectively.

National Planning Holdings, Inc. (“NPH”), Jackson’s affiliated broker-dealer network, distributes products issued by Jackson and receives commissions and fees from Jackson.  Commissions and fees paid by Jackson to NPH during 2012, 2011, and 2010 totaled $99.6 million, $94.7 million, and $85.7 million, respectively.

Jackson has entered into shared services administrative agreements with both, NPH and PPMA.  Under the shared services administrative agreements, Jackson charged $7.3 million, $8.5 million, and $6.2 million of certain management and corporate services costs to these affiliates in 2012, 2011, and 2010, respectively.

Jackson provides a $40.0 million revolving credit facility to Nicole Finance, Inc., an upstream holding company.  The loan, executed in 2011, is unsecured, matures in December 2016, accrues interest at 1.27% per annum and has a commitment fee of 0.10% per annum.  There was $26.0 million and $14.7 million outstanding at December 31, 2012 and 2011, respectively.  The highest outstanding loan balance during 2012 and 2011 was $26.0 million and $14.7 million, respectively.  Interest and commitment fees totaled $0.2 million and $9 thousand during 2012 and 2011, respectively.

Jackson provides a $40.0 million revolving credit facility to PPMA.  The loan is unsecured, matures in September 2013, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum.  There was no balance outstanding at December 31, 2012 or 2011.  The highest outstanding loan balance during both 2012 and 2011 was $1.0 million.  During 2012, 2011, and 2010, interest and commitment fees totaled $0.1 million, $0.1 million, and $0.2 million, respectively.

Jackson provides a $20.0 million revolving credit facility to Brooke Holdings, LLC, an upstream holding company.  The loan is unsecured, matures in June 2014, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum.  There was no outstanding balance at December 31, 2012 and 2011.  The highest outstanding loan balance during both 2012 and 2011 was $7.0 million.  Interest and commitment fees totaled $0.1 million, $0.2 million, and $0.1 million during 2012, 2011, and 2010, respectively.

Jackson provides, through its PGDS subsidiary, information technology services to certain Prudential affiliates.  Jackson recognized $21.6 million, $21.1 million, and $20.1 million of revenue associated with these services during 2012, 2011, and 2010, respectively.  This revenue is included in other income in the accompanying consolidated income statement.  This revenue is substantially equal to the costs incurred by PGDS to provide the services, which are reported in general and administrative expenses in the consolidated income statements.

18.	Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates.  To be eligible to participate in the Company’s contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary.  In addition, the employee must be employed on the applicable January 1 or July 1 entry date.  The Company’s annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year.  In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year.  The Company’s expense related to this plan was $20.9 million, $18.0 million, and $17.4 million in 2012, 2011, and 2010, respectively, comprised solely of the Company’s annual contributions to the plan.

63

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees.  At December 31, 2012 and 2011, the liability for such plans totaled $130.9 million and $121.5 million, respectively, and is reported in other liabilities.  Jackson invests in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability.  The Company’s expense related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan, was $25.5 million, $3.6 million, and $22.5 million in 2012, 2011, and 2010, respectively.  Investment income (loss) from the mutual funds totaled $18.9 million, $(3.7) million, and $15.7 million in 2012, 2011, and 2010, respectively.

With the acquisition of SRLC, Jackson acquired liabilities related to certain benefit plans which included the Southwestern Life Holdings, Inc. Retiree Benefit Plan, the American Merchants Life Insurance Co. Retiree Benefit Plan, the PennCorp Financial Group, Inc. Retirement and Savings Plan, and the GMAC/Integon obligation.  The net liability for these acquired benefit plans was $8.7 million at December 31, 2012.

19.	Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in thousands):

	For the Years Ended December 31,
	2012	2011	2010
Commission expenses	$1,646,678	$1,422,681	$1,263,012
General and administrative expenses	709,690	586,130	538,758
Deferral of policy acquisition costs	(1,105,124)	(1,002,864)	(938,131)
Total operating costs and other expenses	$1,251,244	$1,005,947	$863,639

64

PART C

OTHER INFORMATION

Item 26. Exhibits

(a)
Resolution of Board of Directors of Jackson National Life Insurance Company authorizing the establishment of Jackson National Life Separate Account IV, incorporated herein by reference to the Registrant’s Registration Statement on Form S-6 (File Nos. 333-36506 and 811-09933) as filed on May 8, 2000.

(b)	Not applicable.

(c)

(1)
General Distributor Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, Inc., incorporated herein by reference to the Registrant’s Registration Statement on Form N-6 (File Nos. 333-108433 and 811-09933) as filed on September 2, 2003.

(2)	Form of Selling Agreement, incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 as filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

(3)
General Distributor Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, Inc., incorporated herein by reference to the Registrant’s Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(4)
Amended and Restated General Distributor Agreement dated October 25, 2005, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 20 filed on December 19, 2005 (File Nos. 333-70472 and 811-08664).

(5)
Selling Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, LLC, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 12, filed on April 29, 2011 (File Nos. 333-118131 and 811-09933).

(6)
Selling Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, LLC (V2565 01/12), incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

(7)
Selling Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, LLC (V2565 08/12), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (file Nos. 333-183048 and 811-08664).

(d)

(1)	Form of Flexible Premium Variable Life Insurance Policy, incorporated herein by reference to the Registrant’s Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(2)	Form of Terminal Illness Benefit Rider, incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 as filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

(3)	Form of Guaranteed Death Benefit Rider, incorporated herein by reference to the Registrant’s Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(4)	Form of Waiver of Monthly Deductions Rider, incorporated herein by reference to the Registrant’s Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(5)	Form of Waiver of Specified Premium Rider, incorporated herein by reference to the Registrant’s Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(6)	Form of Child Insurance Rider, incorporated herein by reference to the Registrant’s Registration Statement as filed on September 2, 2003 (File Nos. 333-108433 and 811-09933).

(7)	Form of Other Insured Term Insurance Rider, incorporated herein by reference to the Registrant’s Registration Statement as filed on August 11, 2004 (File Nos. 333-118131 and 811-09933).

(8)	Form of Overloan Protection Benefit Rider, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 10 filed on January 18, 2008 (File Nos. 333-108433 and 811-09933).

(9)	Form of Other Insured Term Insurance Rider, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

(10)	Form of Renewable Term Insurance to Age 95 Rider, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

(11)
Form of Flexible Premium Variable Life Insurance Policy, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

(e)

(1)	Life Application, incorporated herein by reference to the Registrant’s Registration Statement as filed on September 2, 2003 (File Nos. 333-108433 and 811-09933).

(2)
Flexible Premium Variable Life Insurance Premium Allocation/Benefit Selection, incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 as filed on December 23, 2004 (File Nos. 333-118131 and 811-09933).

(3)
 Flexible Premium Variable Life Insurance Premium Allocation/Benefit Selection, incorporated herein by reference to the Registrant’s Post- Effective Amendment No. 6 as filed on March 26, 2008 (File Nos. 333-118131 and 811-09933).

(4)	Specimen Application, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

(5)
Flexible Premium Variable Life Insurance Premium Allocation/Benefit Selection, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

(6)
Variable Universal Life Insurance Benefit Selection/Premium Allocation, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 12, filed on April 29, 2011 (File Nos. 333-118131 and 811-09933).

(7)
Variable Universal Life Insurance Benefit Selection/Premium Allocation (V3077 08/11), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 13, filed on August 26, 2011 (File Nos. 333-118131 and 811-09933).

(8)
Variable Universal Life Insurance Benefit Selection/Premium Allocation (V3077 12/11), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 14, filed on November 29, 2011 (File Nos. 333-118131 and 811-09933).

(9)
Variable Universal Life Insurance Benefit Selection/Premium Allocation (V3077 04/12), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 15, filed on April 26, 2012 (File Nos. 333-118131 and 811-09933).

(f)

(1)
Articles of Incorporation of Jackson National Life Insurance Company, incorporated herein by reference to the Registration Statement on Form N-4 (File Nos. 333-70697 and 811-09119) as filed on January 15, 1999.

(2)	Bylaws of Jackson National Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-4 (File Nos. 333-70697 and 811-09119) as filed on January 15, 1999.

(3)	Amended By-laws of Jackson National Life Insurance Company, incorporated herein by reference to Registrant’s Registration Statement, filed on December 31, 2012 (File Nos. 333-185768 and 811-04405).

(g)

(1)
Reinsurance Agreement between Jackson National Life Insurance Company and Munich American Reassurance Company, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 3 as filed on December 22, 2006 (File Nos. 333-118131 and 811-09933).

(2)
Reinsurance Agreement between Jackson National Life Insurance Company and Generali USA Life Reassurance Company, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 3 as filed on December 22, 2006 (File Nos. 333-118131 and 811-09933).

(3)
Amendment No. 3 to Reinsurance Agreement No. I59599US-04(0782701) effective March 8, 2004 between JACKSON NATIONAL LIFE INSURANCE COMPANY of Lansing, Michigan ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut ("the Reinsurer"), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-118131 and 811-09933).

(4)
Addendum 2 to Automatic and Facultative YRT Reinsurance Agreement between Jackson National Life Insurance Company and RGA Reinsurance Company effective July 30, 2007 #10917, Effective October 6, 2008, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 9 filed on September 24, 2009 (File Nos. 333-118131 and 811-09933).

(h) Not applicable.

(i)
Amended and Restated Administrative Services Agreement between Jackson National Asset Management, LLC and Jackson National Life Insurance Company, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

(j)     Not applicable.

(k)    Legal Opinion and Consent of Counsel, attached hereto.

(l)

(1)	Actuarial Opinion, incorporated herein by reference to the Registrant’s Pre- Effective Amendment No. 1 as filed on December 23, 2004 (File Nos. 333-118131 and 811-09933).

(2)	Actuarial Opinion, incorporated herein by reference to the Registrant’s Post- Effective Amendment No. 6 as filed on March 26, 2008 (File Nos. 333-118131 and 811-09933).

(3)	Actuarial Opinion, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-118131 and 811-09933).

(4)	Actuarial Opinion, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 9 filed on September 24, 2009 (File Nos. 333-118131 and 811-09933).

(5)	Actuarial Opinion, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 10 filed on April 30, 2010 (File Nos. 333-118131 and 811-09933).

(6)	Actuarial Opinion, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 12, filed on April 29, 2011 (File Nos. 333-118131 and 811-09933).

(7)	Actuarial Opinion, incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15, filed on April 25, 2012 (File Nos. 333-118131 and 811-09933).

(8)	Actuarial Opinion, attached hereto.

(m)

(1)	Sample Calculations, incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 as filed on December 23, 2004 (File Nos. 333-118131 and 811-09933).

(2)	Sample Calculations, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 4 as filed on April 27, 2007 (File Nos. 333-118131 and 811-09933).

(3)	Sample Calculations, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 6 as filed on March 26, 2008 (File Nos. 333-118131 and 811-09933).

(4)	Sample Calculations, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 7 filed on October 6, 2008 (File Nos. 333-1118131 and 811-09933).

(5)	Sample Calculations, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 12, filed on April 29, 2011 (File Nos. 333-118131 and 811-09933).

(6)	Sample Calculations, attached hereto.

(n) Consent of Independent Registered Public Accounting Firm, attached hereto.

(o) Not applicable.

(p) Not applicable.

(q)

(1)	Redeemability Exemption, incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 as filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

(2)	Redeemability Exemption, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 6 as filed on March 26, 2008 (File Nos. 333-118131 and 811-09933).

(3)	Redeemability Exemption, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 10 as filed on April 30, 2010 (File Nos. 333-118131 and 811-09933).

(4)	Redeemability Exemption, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 12, filed on April 29, 2011 (File Nos. 333-118131 and 811-09933).

(5)	Redeemability Exemption, attached hereto.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Richard D. Ash	Senior Vice President, Chief Actuary & Appointed Actuary
1 Corporate Way
Lansing, MI 48951

Steve P. Binioris	Vice President
1 Corporate Way
Lansing, MI 48951

Michele M. Binkley	Vice President
1 Corporate Way
Lansing, MI 48951

Dennis Blue	Vice President
1 Corporate Way
Lansing, MI 48951

Barrett Bonemer	Vice President
1 Corporate Way
Lansing, MI 48951

Jeff Borton	Vice President
1 Corporate Way
Lansing, MI 48951

David L. Bowers	Vice President
300 Innovation Drive
Franklin, TN 37067

John H. Brown	Vice President
1 Corporate Way
Lansing, MI 48951

James Carter	Vice President
1 Corporate Way
Lansing, MI 48951

Joseph Mark Clark	Senior Vice President & Chief Information Officer
1 Corporate Way
Lansing, MI 48951

David A. Collins	Vice President
1 Corporate Way
Lansing, MI 48951

Michael A. Costello	Senior Vice President, Treasurer & Controller
1 Corporate Way
Lansing, MI 48951

James B. Croom	Vice President
1 Corporate Way
Lansing, MI 48951

Phillip Brian Eaves	Vice President
1 Corporate Way
Lansing, MI 48951

Charles F. Field, Jr.	Vice President
300 Innovation Drive
Franklin, TN 37067

Dana R. Malesky Flegler	Vice President
1 Corporate Way
Lansing, MI 48951

James D. Garrison	Vice President
1 Corporate Way
Lansing, MI 48951

Julia A. Goatley	Vice President & Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Matthew Phillip Gonring	Vice President
300 Innovation Drive
Franklin, TN 37067

John A. Gorgenson, Jr.	Vice President
1 Corporate Way
Lansing, MI 48951

Robert W. Hajdu	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Hanson	Vice President
1 Corporate Way
Lansing, MI 48951

Robert L. Hill	Vice President
1 Corporate Way
Lansing, MI 48951

H. Dean Hosfield	Vice President
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack	Executive Vice President & Director
7601 Technology Way
Denver, CO 80237

Scott Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Leandra R. Knes	Director
225 W. Wacker Drive
Suite 1200
Chicago, IL 60606

Lynn W. Lopes	Vice President
1 Corporate Way
Lansing, MI 48951

Machelle A. McAdory	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Diahn McHenry	Vice President
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer	Senior Vice President,
1 Corporate Way	General Counsel & Secretary
Lansing, MI 48951

Dean M. Miller	Vice President
1 Corporate Way
Lansing, MI 48951

Karen M. Minor	Vice President
1 Corporate Way
Lansing, MI 48951

Keith R. Moore	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Jacky Morin	Vice President
1 Corporate Way
Lansing, MI 48951

P. Chad Myers	Executive Vice President, Chief Financial Officer & Director
1 Corporate Way
Lansing, MI 48951

Russell E. Peck	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Prieskorn	Senior Vice President & Chief Administration Officer
1 Corporate Way
Lansing, Michigan 48951

Dana S. Rapier	Vice President
1 Corporate Way
Lansing, MI 48951

William R. Schulz	Vice President
1 Corporate Way
Lansing, MI 48951

Muhammad S. Shami	Vice President
1 Corporate Way
Lansing, MI 48951

James R. Sopha	Chief Operating Officer & Director
1 Corporate Way
Lansing, MI 48951

Kenneth H. Stewart	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Heather R. Strang	Vice President
1 Corporate Way
Lansing, MI 48951

Marcia L. Wadsten	Vice President
1 Corporate Way
Lansing, MI 48951

Bonnie G. Wasgatt	Vice President
300 Innovation Drive
Franklin, TN 37067

Michael A. Wells	President, Chief Executive Officer & Chairman
300 Innovation Drive
Franklin, TN 37067

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

Company	State of Organization	Control/Ownership
Allied Life Brokerage Agency, Inc.	Iowa	100% Jackson National Life Insurance Company
Ascent Holdings Limited	England	50% Prudential Property Investment Managers Limited
Ascent Insurance Brokers (Corporate) Limited	England	100% Ascent Insurance Brokers Limited
Ascent Insurance Brokers Limited	England	100% Ascent Holdings Limited
Ascent Insurance Management Limited	England	100% Ascent Holdings Limited
BOCI – Prudential Asset Management Limited	Hong Kong	36% Prudential Corporation Holdings Limited
BOCI – Prudential Trustee Limited	Hong Kong	36% Prudential Corporation Holdings Limited
Brooke LLC	Delaware	100% Prudential (US Holdco2) Limited
Brooke (Holdco1) Inc.	Delaware	100% Prudential (US Holdco 1) Limited
Brooke Holdings LLC	Delaware	100% Nicole Finance Inc.
Brooke Holdings (UK)	United Kingdom	100% Brooke UK LLC
Brooke (Jersey) Limited	Jersey	100% Prudential (US Holdco 2) Limited
Brooke Life Insurance Company	Michigan	100% Brooke Holdings LLC
Brooke UK LLC	Delaware	100% Brooke (Holdco 1) Inc.
CIMPL Pty Limited	Australia	100% PPM Capital (Holdings) Limited
CITIC Prudential Life Insurance Company Limited	China	50% Prudential Corporation Holdings Limited
CITIC – Prudential Fund Management Company Limited	China	49% Prudential Corporation Holdings Limited
CSU One Limited	United Kingdom	100% Prudential Group Holdings Limited
Calvin Asset Management Limited	England	100% Calvin Capital Limited
Calvin Capital Limited	England	100% Marlin Acquisitions Holdings Limited
Canada Property (Trustee) No 1 Limited	Jersey	100% Canada Property Holdings Limited
Canada Property Holdings Limited	England	100% M&G Limited
Curian Capital, LLC	Michigan	100% Jackson National Life Insurance Company
Curian Clearing LLC	Michigan	100% Jackson National Life Insurance Company
Earth and Wind Energias Removables, S.L.	Spain	100% Infracapital Solar B.V.
Eastspring Investments (Hong Kong) Limited	Hong Kong	100% Prudential Corporations Holdings Limited
Eastspring Investments (UK) Limited	England	100% Prudential Corporations Holdings Limited
Eastspring Investments Fund Management Limited Liability Company	Vietnam	100% Prudential Vietnam Assurance Private Ltd
Eastspring Securities Investment Trust Co. Ltd.	Taiwan	99.54% Prudential Corporation Holdings Limited
FA II Limited	England	100% FA III Limited
FA III Limited	England	100% Infracapital Nominees Limited
Falcon Acquisitions Limited	England	100% FA II Limited
Falcon Acquisitions Holdings Limited	England	100% Infracapital Nominees Limited
First Dakota, Inc.	North Dakota	100% IFC Holdings, Inc.
First Dakota of Montana, Inc.	Montana	100% IFC Holdings, Inc.
First Dakota of New Mexico, Inc.	New Mexico	100% IFC Holdings, Inc.
First Dakota of Texas, Inc.	Texas	100% IFC Holdings, Inc.
First Dakota of Wyoming, Inc.	Wyoming	100% IFC Holdings, Inc.
Furnival Insurance Company PCC Limited	Guernsey	100% Prudential Corporation Holdings Limited
GS Twenty Two Limited	England	100% Prudential Group Holdings Limited
Geoffrey Snushall Limited	England	100% Snushalls Team Limited
Giang Vo Development JV Company	Vietnam	65% Prudential Vietnam Assurance Private Limited
Hermitage Management, LLC	Michigan	100% Jackson National Life Company Insurance
Holborn Bars Nominees Limited	England	100% M&G Investment Management Limited
Holborn Delaware LLC	Delaware	100% Prudential Four Limited
Holborn Finance Holding Company	England	100% Prudential Securities Limited
Hyde Holdco 1 Limited	England	100% Prudential Corporation Holdings Limited
Hyde Holdco 3 Limited	England	100% Prudential Capital Holding Company Limited
ICICI Prudential Asset Management Company Limited	India	49% Prudential Corporation Holdings Limited
ICICI Prudential Life Insurance Company Limited	India	25.96% Prudential Corporation Holdings Limited
ICICI Prudential Pension Funds Management Company Ltd.	India	100% ICICI Prudential Life Insurance Company Limited
ICICI Prudential Trust Limited	India	49% Prudential Corporation Holdings Limited
IFC Holdings, Inc. d/b/a INVEST Financial Corporation	Delaware	100% National Planning Holdings Inc.
INVEST Financial Corporation Insurance Agency Inc. of Alabama	Alabama	100% INVEST Financial Corporation Insurance Agency, Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Connecticut	Connecticut	100% INVEST Financial Corporation Insurance Agency, Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Delaware	Delaware	100% IFC Holdings, Inc. d/b/a INVEST Financial Corporation
INVEST Financial Corporation Insurance Agency Inc. of Georgia	Georgia	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Illinois	Illinois	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Maryland	Maryland	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Massachusetts	Massachusetts	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Montana	Montana	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Nevada	Nevada	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of New Mexico	New Mexico	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Ohio	Ohio	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Oklahoma	Oklahoma	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of South Carolina	South Carolina	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Texas	Texas	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency Inc. of Wyoming	Wyoming	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
INVEST Financial Corporation Insurance Agency PA of Mississippi	Mississippi	100% INVEST Financial Corporation Insurance Agency Inc. of Delaware
Infracapital CI II Limited	Scotland	100% M&G Limited
Infracapital EF II Limited	Scotland	100% M&G Limited
Infracapital Employee Feeder GP Limited	Scotland	100% M&G Limited
Infracapital F1 S.a.r.l.	Luxembourg	100% Infracapital F1 Holdings S.a.r.l
Infracapital F1 Holdings S.a.r.l.	Luxembourg	100% Infracapital Nominees Limited
Infracapital GP Limited	England	100% M&G Limited
Infracapital GP II Limited	England	100% M&G Limited
Infracapital Nominees Limited	England	100% M&G Limited
Infracapital SLP Limited	England	100% M&G Limited
Infracapital Solar B.V.	Netherlands	100% Infracapital F1 S.a.r.l.
Innisfree M&G PPP LLP	England	35% M&G IMPPP1 Limited
Investment Centers of America, Inc.	North Dakota	100% IFC Holdings, Inc.
Jackson National Asset Management, LLC	Michigan	100% Jackson National Life Insurance Company
Jackson National Life (Bermuda) Ltd.	Bermuda	100% Jackson National Life Insurance Company
Jackson National Life Distributors LLC	Delaware	100% Jackson National Life Insurance Company
Jackson National Life Insurance Company of New York	New York	100% Jackson National Life Insurance Company
JNL Southeast Agency, LLC	Michigan	100% Jackson National Life Insurance Company
M&G (Guernsey) Limited	Guernsey	100% M&G Limited
M&G Financial Services Limited	United Kingdom	100% M&G Limited
M&G Founders 1 Limited	United Kingdom	100% M&G Limited
M&G General Partner Inc.	Cayman Islands	100% M&G Limited
M&G Group Limited	England	100% Prudential plc
M&G IMPPP 1 Limited	United Kingdom	100% M&G Limited
M&G International Investments Limited	England	100% M&G Limited
M&G International Investments Limited	Austria (Representative Bureau)	100% M&G International Investments Limited
M&G International Investments Limited	France (Representative Bureau)	100% M&G International Investments Limited
M&G International Investments Limited	Germany (Branch only)	100% M&G International Investments Limited
M&G International Investments Limited	Italy (Branch only)	100% M&G International Investments Limited
M&G International Investments Limited	Spain (Representative Bureau)	100% M&G International Investments Limited
M&G International Investments Nominees Limited	England	100% M&G International Investments Limited
M&G Investment Management Limited	England	100% M&G Limited
M&G Investments (Singapore) Pte. Ltd.	Singapore	100% M&G Limited
M&G Limited	England	100% M&G Group Limited
M&G Management Services Limited	England	100% M&G Limited
M&G Nominees Limited	United Kingdom	100% M&G Limited
M&G Pensions and Annuity Company Limited	United Kingdom	100% M&G Limited
M&G RED Employee Feeder GP Limited	Scotland	100% M&G Limited
M&G RED GP Limited	Guernsey	100% M&G Limited
M&G RED SLP GP Limited	Scotland	100% M&G Limited
M&G Real Estate Finance 1 Co S.a.r.l	Luxemborg	100% M&G RED GP Limited
M&G Securities Limited	United Kingdom	100% M&G Limited
M&G Support Services Limited	United Kingdom	100% M&G Limited
MM&S (2375) Limited	Scotland	100% The Prudential Assurance Company Limited
Marlin Acquisitions Holdings Limited	England	100% Infracapital GP Limited
Mission Plans of America, Inc.	Texas	100% Jackson National Life Insurance Company
National Planning Corporation	Delaware	100% National Planning Holdings, Inc.
National Planning Corporation Insurance Agency Inc. of Nevada	Nevada	100% National Planning Corporation
National Planning Holdings, Inc.	Delaware	100% Brooke Holdings LLC
National Planning Insurance Agency Inc.	Alabama	100% National Planning Corporation
National Planning Insurance Agency Inc.	Florida	100% National Planning Corporation
National Planning Insurance Agency Inc.	Georgia	100% National Planning Corporation
National Planning Insurance Agency Inc.	Idaho	100% National Planning Corporation
National Planning Insurance Agency Inc.	Massachusetts	100% National Planning Corporation
National Planning Insurance Agency Inc.	Montana	100% National Planning Corporation
National Planning Insurance Agency Inc.	Oklahoma	100% National Planning Corporation
National Planning Insurance Agency Inc.	Texas	100% National Planning Corporation
National Planning Insurance Agency Inc.	Wyoming	100% National Planning Corporation
Nicole Finance Inc.	Delaware	100% Brooke UK LLC
North Sathorn Holdings Company Limited	Thailand	100% Prudential Corporation Holdings Limited
Northstreet IP Services Singapore Pte Ltd.	Singapore	100% Prudential Singapore Holdings Pte Limited
Nova Sepadu Sdn Bhd	Malaysia	96% Sri Han Suria Sdn Berhad
P&A Holdco Limited	England	100% Prudential Group Holdings Limited
P&A Opco Limited	England	100% P&A Holdco Limited
PCA Asset Management Limited	Japan	100% Prudential Corporation Holdings Limited
PCA Asset Management Co. Ltd.	Korea	100% Prudential Corporation Holdings Limited
PCA Life Assurance Company Limited	Taiwan	99.81% Prudential Corporation Holdings Limited
PCA Life Insurance Company Limited (Japan)	Japan	100% Prudential Corporation Holdings Limited
PCA Life Insurance Company Limited (Korea)	Korea	100% Prudential Corporation Holdings Limited
PGDS (UK One) Limited	England	100% Prudential Group Holdings Limited
PGDS (UK Two) Limited	England	100% PDGS (UK One) Limited
PGDS (US One) LLC	Delaware	100% Jackson National Life Insurance Company
PPEM Pte. Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
PPM America, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Capital (Holdings) Limited	England	100% M&G Limited
PPM Finance, Inc.	Delaware	100% PPM Holdings, Inc.
PPM Holdings, Inc.	Delaware	100% Brooke Holdings LLC
PPM Ventures (Asia) Limited	Hong Kong	100% PPM Capital (Holdings) Limited
PPMC First Nominees Limited	England	100% M&G Limited
PPS Five Limited	England	100% Reeds Rains Prudential Limited
PPS Nine Limited	United Kingdom	100% Prudential Property Services Limited
PPS Twelve Limited	United Kingdom	100% Prudential Property Services Limited
PRUPIM France	France (Branch Only)	100% Prudential Property Investment Managers Limited
PT Paja Indonesia	Indonesia	100% PT Prudential Life Assurance
PT Prudential Asset Management Indonesia	Indonesia	99% Prudential Asset Management (Hong Kong) Limited
PT Prudential Life Assurance	Indonesia	94.6% Prudential Corporation Holdings Limited
PVM Partnerships Limited	United Kingdom	100% The Prudential Assurance Company Limited
Pacus (UK) Limited	United Kingdom	100% The Prudential Assurance Company Limited
Park Avenue (Singapore Two) Limited	Gibraltar	100% Prudential Group Holdings Limited
Pru Life Assurance Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Pru Life Insurance Corporation of UK	Philippines	100% Prudential Corporation Holdings Limited
Pru Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudence Foundation Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential (AN) Limited	United Kingdom	100% The Prudential Assurance Company Limited
Prudential (B1) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (B2) Limited	Gibraltar	100% Prudential (Netherlands) BV
Prudential (Gibraltar Five)	Gibraltar	100% Prudential (Gibraltar Four) Limited
Prudential (Gibraltar Four)	Gibraltar	100% Prudential (US Holdco 1) Limited
Prudential (Gibraltar Three)	Gibraltar	100% Prudential (Gibraltar Four) Limited
Prudential (Gibraltar Two) S.a.r.l.	Luxembourg	100% Prudential Capital Holding Company Limited
Prudential (Gibraltar) Limited	Gibraltar	100% Prudential Group Holdings Limited
Prudential (Namibia) Unit Trusts Limited	Namibia	93% Prudential Portfolio Managers (Namibia) (Pty) Limited
Prudential (Netherlands One) Limited	England	100% Prudential Group Holdings Limited
Prudential (Netherlands) BV	Netherlands	100% Prudential Group Holdings Limited
Prudential (US Holdco 1) Limited	England	100% Prudential US Limited
Prudential (US Holdco 2)	Gibraltar	100% Holborn Delaware LLC
Prudential / M&G UKCF GP Limited	England	100% M&G Limited
Prudential Al-Wara’ Asset Management Berhad	Malaysia	100% Prudential Corporation Holdings Limited
Prudential Annuities Limited	England	100% The Prudential Assurance Company Limited
Prudential Asset Management (Hong Kong) Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential Asset Management (Singapore) Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Asset Management Limited	United Arab Emirates	100% Prudential Corporation Holdings Limited
Prudential Assurance Company Singapore (Pte) Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Assurance Malaysia Bhd	Malaysia	100% Sri Han Suria Sdn Berhad
Prudential Assurance Singapore (Property Services) Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Atlantic Reinsurance Company Limited	Ireland	100% Prudential Corporation Holdings Limited
Prudential Australia One Limited	England	100% Prudential Corporation Holdings Limited
Prudential BSN Takaful Berhad	Malaysia	49% Prudential Corporation Holdings Limited
Prudential Capital (Singapore) Pte. Ltd.	Singapore	100% Prudential Capital Holding Company Ltd.
Prudential Capital Holding Company Limited	England	100% Prudential plc
Prudential Capital PLC	England	100% Prudential Capital Holding Company Limited
Prudential Capital Luxembourg S.a.r.l.	Luxembourg	100% Prudential Capital Holding Company Ltd.
Prudential Corporate Pensions Trustee Limited	England	100% The Prudential Assurance Company Limited
Prudential Corporation Asia Limited	Hong Kong	100% Prudential Corporation Holdings Limited
Prudential Corporation Australasia Holdings Pty Limited	Australia	100% Prudential Group Holdings Limited
Prudential plc	England	Publicly Traded
Prudential Corporation Holdings Limited	England	100% Prudential Holdings Limited
Prudential Corporation Limited	England	100% Prudential Group Holdings Limited
Prudential Distribution Limited	Scotland	100% Prudential Financial Services Limited
Prudential Europe Assurance Holdings plc	Scotland	100% MM&S (2375) Limited
Prudential Finance BV	Netherlands	100% Prudential Corporation Holdings Limited
Prudential Financial Services Limited	England	100% Prudential plc
Prudential Five Limited	England	100% Prudential Group Holdings Limited
Prudential Four Limited	England	100% Prudential Group Holdings Limited
Prudential Fund Management Berhad	Malaysia	100% Nova Sepadu Sdn Bhd
Prudential Fund Management Services Private Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential GP Limited	Scotland	100% M&G Limited
Prudential General Insurance Hong Kong Limited	Hong Kong	100% The Prudential Assurance Company Limited
Prudential Group Holdings Limited	England	100% Prudential plc
Prudential Group Pensions Limited	England	100% Prudential Financial Services Limited
Prudential Group Secretarial Services Limited	England	100% Prudential Group Holdings Limited
Prudential Health Holdings Limited	England	25% The Prudential Assurance Company Limited
Prudential Health Limited	England	100% Prudential Health Insurance Limited
Prudential Health Insurance Limited	England	100% Prudential Health Holdings Limited
Prudential Health Services Limited	England	100% Prudential Health Holdings Limited
Prudential Holborn Life Limited	England	100% The Prudential Assurance Company Limited
Prudential Holdings Limited	Scotland	100% Prudential plc
Prudential Hong Kong Limited	Hong Kong	100% The Prudential Assurance Company Limited
Prudential IP Services Limited	England	100% Prudential Group Holdings Limited
Prudential International Assurance plc	Ireland	100% Prudential Europe Assurance Holdings plc
Prudential International Management Services Limited	Ireland	100% Prudential Europe Assurance Holdings plc
Prudential Investments (UK) Limited	United Kingdom	100% Prudential Capital Holding Company
Prudential Jersey (No 2) Limited	Jersey	100% Prudential Group Holdings Limited
Prudential Jersey Limited	Jersey	100% Prudential Group Holdings Limited
Prudential Lalondes Limited	England	100% Prudential Property Services Limited
Prudential Life Assurance (Thailand) Public Company Limited	Thailand	42.59% North Sathorn Holdings Company Limited 32.11% Staple Limited 24.82% Prudential Corporation Holdings Limited 0.48% Others
Prudential Lifetime Mortgages Limited	Scotland	100% The Prudential Assurance Company Limited
Prudential Pensions Limited	England	100% The Prudential Assurance Company Limited
Prudential Personal Equity Plans Limited	England	100% M&G Limited
Prudential Portfolio Managers (Namibia) (Pty) Limited	Namibia	75% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Portfolio Managers (South Africa) (Pty) Limited	South Africa	75% M&G Limited
Prudential Portfolio Managers (South Africa) Life Limited	South Africa	99.4% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Portfolio Managers Unit Trusts Limited	South Africa	94% Prudential Portfolio Managers (South Africa) (Pty) Limited
Prudential Process Management Services India Private Limited	India	99.97% Prudential Corporation Holdings Limited 0.03% Prudential UK Services Limited
Prudential Properties Trusty Pty Limited	Australia	100% The Prudential Assurance Company Limited
Prudential Property Investment Management (Singapore) Pte Limited	Singapore	50% Prudential Singapore Holdings Pte Limited 50% Prudential Property Investment Managers Limited
Prudential Property Investment Managers Limited	United Kingdom	100% M&G Limited
Prudential Property Services (Bristol) Limited	England	100% Prudential Property Services Limited
Prudential Property Services Limited	England	100% Prudential plc
Prudential Protect Limited	England	100% Prudential Health Holdings Limited
Prudential Pte Ltd	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Quest Limited	England	100% Prudential Group Holdings Limited
Prudential Retirement Income Limited	Scotland	100% The Prudential Assurance Company Limited
Prudential Securities Limited	England	50% Prudential (B1) Limited 50% Prudential (B2) Limited
Prudential Services Asia Sdn Bhd	Malaysia	100% Prudential Corporation Holdings Limited
Prudential Services Limited	England	100% Prudential Corporation Holdings Limited
Prudential Services Singapore Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prudential Singapore Holdings Pte Limited	Singapore	100% Prudential Corporation Holdings Limited
Prudential Staff Pensions Limited	England	100% Prudential Group Holdings Limited
Prudential Trustee Company Limited	England	100% M&G Limited
Prudential UK Services Limited	Scotland	100% Prudential Financial Services Limited
Prudential US Limited	England	100% Prudential plc
Prudential Unit Trusts Limited	England	100% M&G Limited
Prudential Vietnam Assurance Private Limited	Vietnam	100% Prudential Corporation Holdings Limited
Prudential Vietnam Finance Company Limited	Vietnam	100% Prudential Holborn Life Limited
Prulink Pte Limited	Singapore	100% Prudential Singapore Holdings Pte Limited
Prutec Limited	England	100% The Prudential Assurance Company Limited
Quinner AG	Germany	100% Prudential Group Holdings Limited
REALIC of Jacksonville Plans, Inc.	Texas	100% Jackson National Life Insurance Company
Reeds Rain Prudential Limited	United Kingdom	100% Prudential Property Services Limited
ROP, Inc.	Delaware	100% Jackson National Life Insurance Company
SII Insurance Agency, Inc.	Massachusetts	100% SII Investments, Inc.
SII Insurance Agency, Inc.	Wisconsin	100% SII Investments, Inc.
SII Investments, Inc.	Wisconsin	100% National Planning Holdings, Inc.
SII Ohio Insurance Agency, Inc.	Ohio	100% SII Investments, Inc.
Scottish Amicable Finance plc	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable ISA Managers Limited	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable Life Assurance Society	Scotland	100% The Prudential Assurance Company Limited
Scottish Amicable PEP and ISA Nominees Limited	Scotland	100% Scottish Amicable Life Assurance Society
Snushalls Team Limited	England	100% Prudential Property Services Limited
Squire Reassurance Company LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital I LLC	Michigan	100% Jackson National Life Insurance Company
Squire Capital II LLC	Michigan	100% Jackson National Life Insurance Company
Sri Han Suria Sdn Berhad	Malaysia	51% Prudential Corporation Holdings Limited
SRLC Management America Corp.	Delaware	100% Jackson National Life Insurance Company
Stableview Limited	England	100% M&G Limited
Staple Limited	Thailand	100% Prudential Corporation Holdings Limited
Staple Nominees Limited	England	100% Prudential Personal Equity Plans Limited
Thames Insurance Brokers Limited	England	100% Ascent Insurance Brokers Limited
The First British Fixed Trust Company Limited	England	100% M&G Limited
The Forum, Solent, Management Company Limited	England	100% The Prudential Assurance Company Limited
The Prudential Assurance Company Limited	England	100% Prudential plc
True Prospect Limited	British Virgin Islands	100% Prudential Corporation Holdings Limited
VFL International Life Company SPC, Ltd.	Cayman Islands	100% Jackson National Life Insurance Company
Wharfedale Acquisitions Limited	England	100% Wharfedale Acquisitions Subholdings Limited
Wharfedale Acquisitions Holdings Limited	England	100% Infracapital Nominees Limited
Wharfedale Acquisitions Subholdings Limited	England	100% Wharfedale Acquisitions Holdings Limited
Yeslink Interco Limited	United Kingdom	100% Prudential Group Holdings Limited
Zelda Acquisitions Holdings Limited	England	100% Infracapital Nominees Limited
Zelda Acquisitions Limited	England	100% Zelda Acquisitions Holdings Limited

Item 29. Indemnification

Provision is made in the Company's Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

a)
Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account IV.  Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account III, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, the Jackson Sage Variable Annuity Account A, the Jackson Sage Variable Life Account A and the Jackson SWL Variable Annuity Fund I.

b)	Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

Greg Cicotte	Manager, President & Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Clifford J. Jack	Manager
7601 Technology Way
Denver, CO 80237

Thomas J. Meyer	Manager & Secretary
1 Corporate Way
Lansing, MI 48951

Paul Chad Myers	Manager
1 Corporate Way
Lansing, MI 48951

Stephen M. Ash	Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain	Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker	Vice President
7601 Technology Way
Denver, CO 80237

Mercedes Biretto	Vice President
7601 Technology Way
Denver, CO 80237

James Bossert	Senior Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen	Senior Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Bill J. Burrow	Senior Vice President
7601 Technology Way
Denver, CO 80237

Maura Collins	Executive Vice President, Chief Financial Officer & FinOP
7601 Technology Way
Denver, CO 80237

Paul Fitzgerald	Senior Vice President
7601 Technology Way
Denver, CO 80237

Julia A. Goatley	Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez	Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant	Senior Vice President
7601 Technology Way
Denver, CO 80237

Thomas Hurley	Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones	Vice President
7601 Technology Way
Denver, CO 80237

Jim Livingston	Executive Vice President, Operations
7601 Technology Way
Denver, CO 80237

Doug Mantelli	Vice President
7601 Technology Way
Denver, CO 80237

Brook Meyer	Vice President
1 Corporate Way
Lansing, MI 48951

Jack Mishler	Senior Vice President
7601 Technology Way
Denver, CO 80237

Steven O’Connor	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy D. Rafferty	Vice President
7601 Technology Way
Denver, CO 80237

Alison Reed	Senior Vice President
7601 Technology Way
Denver, CO 80237

Scott Romine	Executive Vice President, National Sales Manager
7601 Technology Way
Denver, CO 80237

Marilynn Scherer	Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky	Senior Vice President
7601 Technology Way
Denver, CO 80237

Ryan Strauser	Vice President
7601 Technology Way
Denver, VO 80237

Brian Sward	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Swartz	Vice President
7601 Technology Way
Denver, CO 80237

Robin Tallman	Vice President & Controller
7601 Technology Way
Denver, CO 80237

Katie Turner	Vice President
7601 Technology Way
Denver, CO 80237

Brad Whiting	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright	Senior Vice President & Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright	Vice President
7601 Technology Way
Denver, CO 80237

(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item. 31. Location of Accounts and Records

Jackson National Life Insurance Company
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
Institutional Marketing Group Service Center
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
7601 Technology Way
Denver, Colorado 80237

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1200
Chicago, IL  60606

Item. 32. Management Services

Not Applicable.

Item. 33. Fee Representation

Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and has caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 25th day of April, 2013.

Jackson National Separate Account IV
(Registrant)

Jackson National Life Insurance Company

By:   /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

Jackson National Life Insurance Company
(Depositor)

By:    /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*	April 25, 2013
Michael A. Wells, President, Chief
Executive Officer, Director and Chairman

*	April 25, 2013
James R. Sopha, Chief Operating Officer
and Director

*	April 25, 2013
Clifford J. Jack, Executive Vice President
and Director

*	April 25, 2013
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

*	April 25, 2013
Michael A. Costello, Senior Vice President,
Treasurer and Controller

*	April 25, 2013
Leandra R. Knes, Director

* By:    /s/ Thomas J. Meyer
Thomas J. Meyer, as Attorney-in-Fact,
pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint Michael A. Wells, P. Chad Myers, Thomas J. Meyer, Patrick W. Garcy, Susan S. Rhee, and Anthony L. Dowling (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration  statements,  and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and  requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940.  This Power of Attorney concerns Jackson National Separate Account - I (File Nos. 033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128, 333-136472, 333-155675, 333-172874, 333-172875, 333-172877, 333-175718, 333-175719, 333-176619, 333-178774, 333-183048, 333-183049, and 333-183050), Jackson National Separate Account III (File No. 333-41153), Jackson National Separate Account IV (File Nos. 333-108433 and 333-118131), and Jackson National Separate Account V (File No. 333-70697), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale.  The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 8th day of April, 2013.

/s/ MICHAEL A. WELLS	/s/ P. CHAD MYERS
Michael A. Wells, President, Chief Executive Officer, Chairman and Director	P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

/s/ JAMES R. SOPHA	/s/ MICHAEL A. COSTELLO
James R. Sopha, Chief Operating Officer	Michael A. Costello, Senior Vice President,
and Director	Controller and Treasurer
/s/ CLIFFORD J. JACK	/s/ LEANDRA R. KNES
Clifford J. Jack, Executive Vice President and Director	Leandra R. Knes, Director

EXHIBIT LIST

Exhibit No.                      Description

k.	Opinion and Consent of Counsel.

l.(8)	Actuarial Opinion.

m.(6)	Sample Calculations.

n.	Consent of Independent Registered Public Accounting Firm.